As filed with the Securities and Exchange Commission on April 28, 2025
Registration No.	333-233839
811-06032
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
Pre-Effective Amendment No. ____
Post-Effective Amendment No. 8
and
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
Amendment No. 419

SEPARATE ACCOUNT VA B
(Exact Name of Registrant)
TRANSAMERICA LIFE INSURANCE COMPANY
(Name of Depositor)
6400 C Street SW
Cedar Rapids, IA 52499
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number: (319)355-8511
Brian Stallworth, Esquire
Transamerica Life Insurance Company
c/o Office of the General Counsel
6400 C Street SW
Cedar Rapids, IA 52499
It is proposed that this filing become effective:
immediately upon filing pursuant to paragraph (b) of Rule 485
X	on May 1, 2025 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant:

New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

X	Insurance Company relying on Rule 12h-7 under the Exchange Act
Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Transamerica B-Share Variable Annuity	Transamerica AxiomSM III Variable Annuity
Transamerica I-Share II Variable Annuity	Transamerica Principium IVSM Variable Annuity
Issued by
TRANSAMERICA LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA B
Rate Sheet Supplement Dated May 1, 2025
to the
Prospectus dated May 1, 2025
This Rate Sheet Prospectus Supplement (this “supplement”) applies to the above listed Transamerica variable annuities and should be read and retained with the prospectus. If You would like another copy of the current prospectus, please call us at (800) 525-6205.
All Rate Sheet Prospectus Supplements are also available on the EDGAR system at www.sec.gov. Please see the SEC file number table below for your applicable product.
We are issuing this Rate Sheet Prospectus Supplement to provide the rider fee percentage, valuation frequency, minimum benefit age, required allocations and withdrawal percentages that we are currently offering for the Transamerica Income EdgeSM 1.2 rider as described in the prospectus.
The information listed below applies to applications signed on or after and rider election forms received on or after May 1, 2025.
The rider fee percentage, valuation frequency, minimum benefit age, required allocations and withdrawal percentages set forth in the Rate Sheet Prospectus Supplement may not be superseded or changed until a new Rate Sheet Prospectus Supplement is filed at least 10 business days prior to the effective date of the new Rate Sheet Prospectus Supplement.
For riders issued as part of the new policy application process. In order to receive the rider terms below we must receive Your completed application within 7 calendar days from the date that this supplement is no longer effective, and the policy must be funded within 60 calendar days from the date that this supplement is no longer effective. If these conditions are not met, Your application will be considered not in good order and additional paperwork may be required to issue the policy with the applicable rates in effect at that time.
For riders issued to existing policy Owners: In order to receive the terms listed below, Your rider election form must be signed and received in good order while this supplement is in effect. If Your rider election form is received in good order after this supplement is no longer in effect, You will receive the rider terms that are in effect on the date Your rider election form is received in good order. Election forms must be received in good order while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. Election forms received in good order on non-business days or after our close of business will get next-day pricing.
The rider fee and withdrawal percentages applicable to Your policy will not change for the life of Your policy (unless subject to an automatic step-up as described in the Automatic Step-Up section of Your prospectus. At the time of an automatic step-up the rider fee percentage may increase but will not exceed the maximum in effect when the rider was elected). The premium and rebalance allocation requirements, minimum benefit age and valuation frequency will not change for the life of Your policy.
RIDER FEE
Single	Joint
1.45%	1.55%
VALUATION FREQUENCY
Annually
MINIMUM BENEFIT AGE
59
This Supplement must be accompanied or preceded by the current Prospectus.
Please read this Supplement carefully and retain it for future reference.
1

REQUIRED ALLOCATIONS
	Premium		Rebalance
	Minimum	Maximum	Minimum	Maximum
Stable Account*	25%	25%	N/A	N/A
Select Investment Options	0%	75%	0%	100%
Flexible Investment Options	0%	75%	0%	100%
*
The stable account is excluded from rebalancing
SINGLE LIFE WITHDRAWAL PERCENTAGES
Age at time of first withdrawal	Rider Years 1-4 Withdrawal Percentage Single Life Option**	Rider Years 5-7 Withdrawal Percentage Single Life Option**	Rider Years 8+ Withdrawal Percentage Single Life Option**
0-58	0.00%	0.00%	0.00%
59-64	4.75%	5.75%	7.50%
65-69	5.75%	6.75%	8.50%
70-74	6.00%	7.00%	8.75%
75-79	6.50%	7.50%	9.25%
80-84	7.00%	8.00%	9.75%
85-89	8.00%	9.00%	10.75%
90-94	9.00%	10.00%	11.75%
95+	10.00%	11.00%	12.75%
JOINT LIFE WITHDRAWAL PERCENTAGES
Age at time of first withdrawal	Rider Years 1-4 Withdrawal Percentage Joint Life Option**	Rider Years 5-7 Withdrawal Percentage Joint Life Option**	Rider Years 8+ Withdrawal Percentage Joint Life Option**
0-58	0.00%	0.00%	0.00%
59-64	4.25%	5.25%	7.00%
65-69	5.25%	6.25%	8.00%
70-74	5.50%	6.50%	8.25%
75-79	6.00%	7.00%	8.75%
80-84	6.50%	7.50%	9.25%
85-89	7.50%	8.50%	10.25%
90-94	8.50%	9.50%	11.25%
95+	9.50%	10.50%	12.25%
**
The withdrawal percentage is determined by the number of rider years and the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) attainment of the minimum benefit age.
Transamerica Life Insurance Company
Product Name	SEC File Number	Product Name	SEC File Number
Transamerica B-Share Variable Annuity	333-233836	Transamerica AxiomSM III Variable Annuity	333-233837
Transamerica I-Share II Variable Annuity	333-233839	Transamerica PrincipiumSM IV Variable Annuity	333-233838
2

This Supplement must be accompanied or preceded by the current Prospectus.
Please read this Supplement carefully and retain it for future reference.
3

Transamerica B-Share Variable Annuity	Transamerica AxiomSM III Variable Annuity
Transamerica I-Share II Variable Annuity	Transamerica Principium IVSM Variable Annuity
Issued by
TRANSAMERICA LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA B
Rate Sheet Supplement Dated May 1, 2025
to the
Prospectus dated May 1, 2025
This Rate Sheet Prospectus Supplement (this “supplement”) applies to the above listed Transamerica variable annuities and should be read and retained with the prospectus. If You would like another copy of the current prospectus, please call us at (800) 525-6205.
All Rate Sheet Prospectus Supplements are also available on the EDGAR system at www.sec.gov. Please see the SEC file number table below for your applicable product.
We are issuing this Rate Sheet Prospectus Supplement to provide the rider fee percentages, valuation frequency, minimum benefit age, protection level percentages, required allocations, and the withdrawal percentages that we are currently offering for the Transamerica Principal OptimizerSM rider as described in the prospectus.
The information listed below applies to applications signed on or after and rider election forms received on or after May 1, 2025.
The rider fee percentages, valuation frequency, minimum benefit age, protection level percentage, required allocations and withdrawal percentages set forth in the Rate Sheet Prospectus Supplement may not be superseded or changed until a new Rate Sheet Prospectus Supplement is filed at least 10 business days prior to the effective date of the new Rate Sheet Prospectus Supplement.
For riders issued as part of the new policy application process. In order to receive the rider terms below we must receive Your completed application within 7 calendar days from the date that this supplement is no longer effective, and the policy must be funded within 60 calendar days from the date that this supplement is no longer effective. If these conditions are not met, Your application will be considered not in good order and additional paperwork may be required to issue the policy with the applicable rates in effect at that time.
For riders issued to existing policy Owners. In order to receive the terms listed below, Your rider election form must be signed and received in good order while this supplement is in effect. If Your rider election form is received in good order after this supplement is no longer in effect, You will receive the rider terms that are in effect on the date Your rider election form is received in good order. Election forms must be received in good order while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. Election forms received in good order on non-business days or after our close of business will get next-day pricing.
The rider fee, protection level and withdrawal percentages applicable to Your policy will not change for the life of Your policy (unless subject to an automatic step-up or an optional reset as described in the Automatic Step-Up and Optional Reset sections of Your prospectus. At the time of an automatic step-up or an optional reset the rider fee percentage may increase but will not exceed the maximum in effect when the rider was elected. At the time of an optional reset the protection level percentage may decrease but will never be less than the minimum protection level percentage in effect when the rider was elected.) The premium and rebalance allocation requirements, minimum benefit age and valuation frequency will not change for the life of Your policy.
RIDER FEE
Waiting Period	Single and Joint Life
10 Years	1.35%
7 Years	1.35%
This Supplement must be accompanied or preceded by the current Prospectus.
Please read this Supplement carefully and retain it for future reference.
1

VALUATION FREQUENCY
Annually
MINIMUM BENEFIT AGE
59
PROTECTION LEVEL PERCENTAGE
Waiting Period	Initial Protection Level Percentage	Minimum Protection Level Percentage
10 Years	110%	80%
7 Years	100%	80%
REQUIRED ALLOCATIONS
	Premium Allocation Requirement		Rebalance Allocation Requirement
10 and 7 Year Waiting Period	Minimum	Maximum	Minimum	Maximum
Stable Account*	25%	25%	N/A	N/A
Select Investment Options	0%	75%	0%	100%
Flexible Investment Options	0%	75%	0%	100%
*
The Stable account is excluded from rebalancing.
WITHDRAWAL PERCENTAGES
	10 and 7 Year Waiting Periods
Age	Single**	Joint**
0-58	0.00%	0.00%
59-64	3.75%	3.25%
65-80	5.00%	4.50%
81+	5.50%	5.00%
**
The withdrawal percentage is determined by the number of rider years and the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) attainment of the minimum benefit age.
Transamerica Life Insurance Company
Product Name	SEC File Number	Product Name	SEC File Number
Transamerica B-Share Variable Annuity	333-233836	Transamerica AxiomSM III Variable Annuity	333-233837
Transamerica I-Share II Variable Annuity	333-233839	Transamerica PrincipiumSM IV Variable Annuity	333-233838
This Supplement must be accompanied or preceded by the current Prospectus.
Please read this Supplement carefully and retain it for future reference.
2

Transamerica B-Share Variable Annuity	Transamerica AxiomSM III Variable Annuity
Transamerica I-Share II Variable Annuity	Transamerica Principium IVSM Variable Annuity
Issued by
TRANSAMERICA LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA B
Rate Sheet Supplement Dated May 1, 2025
to the
Prospectus dated May 1, 2025
This Rate Sheet Prospectus Supplement (this “supplement”) applies to the above listed Transamerica variable annuities and should be read and retained with the prospectus. If You would like another copy of the current prospectus, please call us at (800) 525-6205.
All Rate Sheet Prospectus Supplements are also available on the EDGAR system at www.sec.gov. Please see the SEC file number table below for your applicable product.
We are issuing this Rate Sheet Prospectus Supplement to provide the rider fee percentage, growth percentage, growth duration, valuation frequency, minimum benefit age and withdrawal percentages that we are offering for the Retirement Income Choice® 1.7 rider as described in the prospectus.
The information listed below applies to applications signed on or after and rider election forms received on or after May 1, 2025.
The rider fee percentages, growth percentage, growth duration, valuation frequency, minimum benefit age and withdrawal percentages set forth in the Rate Sheet Prospectus Supplement may not be superseded or changed until a new Rate Sheet Prospectus Supplement is filed at least 10 business days prior to the effective date of the new Rate Sheet Prospectus Supplement.
For riders issued as part of the new policy application process. In order to receive the rider terms below we must receive Your completed application within 7 calendar days from the date that this supplement is no longer effective, and the policy must be funded within 60 calendar days from the date that this supplement is no longer effective. If these conditions are not met, Your application will be considered not in good order and additional paperwork may be required to issue the policy with the applicable rates in effect at that time.
For riders issued to existing policy Owners: In order to receive the terms listed below, Your rider election form must be signed and received in good order while this supplement is in effect. If Your rider election form is received in good order after this supplement is no longer in effect, You will receive the rider terms that are in effect on the date Your rider election form is received in good order. Election forms must be received in good order while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. Election forms received in good order on non-business days or after our close of business will get next-day pricing.
The rider fee and withdrawal percentages applicable to Your policy will not change for the life of Your policy (unless subject to an automatic step-up as described in the Automatic Step-Up section of Your prospectus). At the time of an automatic step-up the rider fee percentage may change. (The rider fee percentage will not exceed the maximum fee percentage in effect when You purchased the rider). The growth duration and percentage, minimum benefit age and valuation frequency will not change for the life of Your policy.
RIDER FEES
Rider Benefit	Single Life Option	Joint Life Option
Base Benefit Designated Allocation Group A	1.85%	1.95%
Base Benefit Designated Allocation Group B	1.40%	1.50%
Base Benefit Designated Allocation Group C	0.95%	1.05%
Death Benefit	0.40%	0.35%
Income Enhancement	0.30%	0.50%
This Supplement must be accompanied or preceded by the current Prospectus.
Please read this Supplement carefully and retain it for future reference.
1

GROWTH PERCENTAGE
5.00%
GROWTH DURATIION
10 Years
VALUATION FREQUENCY
Annually
MINIMUM BENEFIT AGE
59
WITHDRAWAL PERCENTAGES
Age at time of first withdrawal	Withdrawal Percentage - Single Life Option*	Withdrawal Percentage - Joint Life Option*
0-58	0.00%	0.00%
59-64	3.50%	3.00%
65-80	4.75%	4.25%
˃ 81	5.25%	4.75%
*
The withdrawal percentage is determined by annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the benefit anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) attainment of the minimum benefit age.
Transamerica Life Insurance Company
Product Name	SEC File Number	Product Name	SEC File Number
Transamerica B-Share Variable Annuity	333-233836	Transamerica AxiomSM III Variable Annuity	333-233837
Transamerica I-Share II Variable Annuity	333-233839	Transamerica PrincipiumSM IV Variable Annuity	333-233838
This Supplement must be accompanied or preceded by the current Prospectus.
Please read this Supplement carefully and retain it for future reference.
2

Transamerica B-Share Variable Annuity	Transamerica AxiomSM III Variable Annuity
Transamerica I-Share II Variable Annuity	Transamerica Principium IVSM Variable Annuity
Issued by
TRANSAMERICA LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA B
Rate Sheet Supplement Dated May 1, 2025
to the
Prospectus dated May 1, 2025
This Rate Sheet Prospectus Supplement (this “supplement”) applies to the above listed Transamerica variable annuities and should be read and retained with the prospectus. If You would like another copy of the current prospectus, please call us at (800) 525-6205.
All Rate Sheet Prospectus Supplements are also available on the EDGAR system at www.sec.gov. Please see the SEC file number table below for your applicable product.
We are issuing this supplement to provide the rider fee percentages, growth percentage, growth duration, valuation frequency, minimum benefit age and withdrawal percentages that we are offering for the Retirement Income Max® 1.2 rider as described in the prospectus.
The information listed below applies to applications signed on or after and rider election forms received on or after May 1, 2025.
The rider fee percentages, growth percentage, growth duration, valuation frequency, minimum benefit age and withdrawal percentages set forth in the Rate Sheet Prospectus Supplement may not be superseded or changed until a new Rate Sheet Prospectus Supplement is filed at least 10 business days prior to the effective date of the new Rate Sheet Prospectus Supplement.
For riders issued as part of the new policy application process. In order to receive the rider terms below we must receive Your completed application within 7 calendar days from the date that this supplement is no longer effective, and the policy must be funded within 60 calendar days from the date that this supplement is no longer effective. If these conditions are not met, Your application will be considered not in good order and additional paperwork may be required to issue the policy with the applicable rates in effect at that time.
For riders issued to existing policy Owners: In order to receive the terms listed below, Your rider election form must be signed and received in good order while this supplement is in effect. If Your rider election form is received in good order after this supplement is no longer in effect, You will receive the rider terms that are in effect on the date Your rider election form is received in good order. Election forms must be received in good order while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. Election forms received in good order on non-business days or after our close of business will get next-day pricing.
The rider fee and withdrawal percentages applicable to Your policy will not change for the life of Your policy (unless subject to an automatic step-up as described in the Automatic Step-Up section of Your prospectus). At the time of an automatic step-up the rider fee percentage may change. (The rider fee percentage will not exceed the maximum fee percentage in effect when You purchased the rider). The growth duration and percentage, minimum benefit age and valuation frequency will not change for the life of Your policy.
RIDER FEE
Single	Joint
1.50%	1.60%
GROWTH PERCENTAGE
5.00%
GROWTH DURATIION
10 Years
This Supplement must be accompanied or preceded by the current Prospectus.
Please read this Supplement carefully and retain it for future reference.
1

VALUATION FREQUENCY
Annually
MINIMUM BENEFIT AGE
59
WITHDRAWAL PERCENTAGE
Age at time of first withdrawal	Withdrawal Percentage Single Life Option*	Withdrawal Percentage Joint Life Option*
0-58	0.00%	0.00%
59-64	3.75%	3.25%
65-80	5.00%	4.50%
˃ 81	5.50%	5.00%
* The withdrawal percentage is determined by annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the benefit anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) attainment of the minimum benefit age.
Transamerica Life Insurance Company
Product Name	SEC File Number	Product Name	SEC File Number
Transamerica B-Share Variable Annuity	333-233836	Transamerica AxiomSM III Variable Annuity	333-233837
Transamerica I-Share II Variable Annuity	333-233839	Transamerica PrincipiumSM IV Variable Annuity	333-233838
This Supplement must be accompanied or preceded by the current Prospectus.
Please read this Supplement carefully and retain it for future reference.
2

TRANSAMERICA I-SHARE II VARIABLE ANNUITY
Transamerica Life Insurance Company Separate Account VA B (EST. 1/19/1990) Administrative Office 6400 C Street SW Cedar Rapids, Iowa 52499-0001 (800)525-6205 www.transamerica.com	Transamerica Financial Life Insurance Company Separate Account VA BNY (EST. 9/27/1994) Administrative Office 6400 C Street SW Cedar Rapids, Iowa 52499-0001 (800)525-6205 www.transamerica.com
This prospectus describes information You should know before You purchase a Transamerica I-Share II Variable Annuity. The prospectus describes a contract between each Owner and joint Owner (“You”) and Transamerica Life Insurance Company or Transamerica Financial Life Insurance Company (“us,” “we,” “our” or “Company”). This is an individual, deferred, flexible premium variable annuity. This variable annuity allows You to allocate Your premium payments among the Fixed Account (if available) and the Subaccounts that invest in underlying fund portfolios which may be found under Appendix – Investment Options Available Under the Policy.
This prospectus and the underlying fund prospectuses give You important information about the policies and the underlying fund portfolios. When delivered in connection with the sale of a new I-Share II Variable Annuity Policy, this prospectus must be accompanied by the applicable Rate Sheet Prospectus Supplements that specify the current rider fee, growth rate percentage (if applicable), valuation frequency, minimum benefit age, withdrawal percentage, protection level percentage (if applicable), and required allocations (if applicable). Please read them carefully before You invest and keep them for future reference. The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
This variable annuity may not be suitable for everyone. The Policy is a complex investment vehicle and involves risks including potential loss of principal. The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes, and tax penalties. Our financial obligations under the Policy are subject to our financial strength and claims-paying ability. This variable annuity may not be appropriate for people who do not have a long-term investment time horizon and is not appropriate for people who intend to engage in market timing or other frequent (disruptive) trading. You will get no additional tax advantage from this variable annuity if You are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account (“IRA”)). This prospectus is not intended to provide tax, accounting or legal advice. We are relying on the exemption provided by Rule 12h-7 under the 1934 Act. In reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section 15 (d) of the 1934 Act.
The Policy is or may be available through 3rd party financial intermediaries who charge advisory fees for their services. This fee is in addition to contract fees and expenses if the Policy Owner elects to pay the advisory fee from his/her Policy. If the Policy Owner elects to pay advisory fees from their Policy, then this deduction: (i) will reduce the death benefits and other guaranteed benefits; (ii) may be subject to federal and state income taxes; and (iii) may be subject to a 10% federal penalty tax.
We are not an investment adviser nor are we registered as such with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to Your Policy nor are we acting in any capacity on behalf of any tax-advantaged retirement plan. This information does not constitute personalized investment advice or financial planning advice.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If You are a new investor in the Policy, You may return Your Policy within a prescribed period, which is generally 10 days after You receive it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, You will receive either a full refund of the amount You paid with your application or Your total Policy Value. You should review this prospectus, or consult with Your investment professional, for additional information about the specific cancellation terms that apply.

Prospectus Date: May 1, 2025
Statement of Additional Information Date: May 1, 2025

TABLE OF CONTENTS continued

glossary of terms
Accumulation Unit- An accounting unit of measure used in calculating the Policy Value in the Separate Account before the Annuity Commencement Date. For more information on unit values, including how they are calculated after the Annuity Commencement Date, please see the Statement of Additional Information.
Adjusted Policy Value- The Policy Value increased or decreased by any Excess Interest Adjustment.
Administrative Office- Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 6400 C Street SW, Cedar Rapids, IA 52499, (800)525-6205.
Annuitant- The person on whose life any annuity payments involving life contingencies will be based.
Annuitize (Annuitization)- When You switch from the accumulation phase to the income phase and we begin to make annuity payments to You (or Your payee).
Annuity Commencement Date- The date upon which annuity payments are to commence. This date may not be later than the last day of the Policy month following the month in which the Annuitant attains age 99 (earlier if required by state law).
Annuity Payment Option- A method of receiving a stream of annuity payments selected by the Owner.
Assumed Investment Return or AIR- The annual effective rate shown in Your Policy that is used in the calculation of each variable annuity payment.
Business Day- A day when the New York Stock Exchange is open for regular trading. Business Day may be referred to as Market Day in Your Policy.
Cash Value- The Adjusted Policy Value.
Code- The Internal Revenue Code of 1986, as amended.
Death Proceeds- The amount payable upon death.
Excess Interest Adjustment- A positive or negative adjustment to amounts paid out or transferred from the Fixed Account Guaranteed Period Options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by us since the date any payment was received by, or an amount was transferred to, the Guaranteed Period Option. The Excess Interest Adjustment can either decrease or increase the amount to be received by the Owner upon withdrawals, surrenders, or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively. The Excess Interest Adjustment will not decrease the interest credited to Your Policy below the guaranteed minimum. The Excess Interest Adjustment does not apply to policies issued in New York by Transamerica Financial Life Insurance Company.
Fixed Account- One or more Investment Options under the Policy that are part of our general assets and are not in the Separate Account.
Free Amount - The amount that can be withdrawn each year without incurring any Excess Interest Adjustments.
Fund Facilitation Fee- A fee we charge in order to make certain Portfolio Companies available as Investment Options under the Policy. This may also be referred to as a Platform Charge.
Guaranteed Lifetime Withdrawal Benefit- Any optional benefit under the Policy that provides a guaranteed minimum withdrawal benefit, including the Transamerica Principal OptimizerSM rider, the Retirement Income Max® 1.2 rider, the Retirement Income Choice® 1.7 rider and the Transamerica Income EdgeSM 1.2 rider.
Guaranteed Minimum Accumulation Benefit- A benefit under the optional Transamerica Principal OptimizerSM (TPO) rider that provides a guaranteed future value.
Guaranteed Period Options- The various guaranteed interest rate periods of the Fixed Account which we may offer and into which premium payments may be paid or amounts transferred when available.
Investment Option(s) - The Subaccounts and the Fixed Account.
Investment Restrictions - The requirement of the Owners to invest in certain underlying fund portfolios, as required by certain optional riders.
Nursing Care - Skilled or intermediate care performed by a nurse.
Owner (You, Your)- The person who may exercise all rights and privileges under the Policy.

Physician- A doctor of medicine or osteopathy as set forth in Section 186 (r)(1) of the Social Security Act, as amended, who is legally authorized to practice medicine and surgery within the United States by the jurisdiction in which he or she performs such function or action.
Policy- The Transamerica I-Share II Variable Annuity, an individual deferred, flexible premium variable annuity. Also referred to as the contract.
Policy Date- The date shown on the Policy data page attached to the Policy and the date on which the Policy becomes effective.
Policy Value- On or before the Annuity Commencement Date, the Policy Value is equal to the Owner's:
●
premium payments; minus
●
gross withdrawals (withdrawals plus or minus Excess Interest Adjustment plus taxes (on the withdrawal)); plus
●
interest credited in the Fixed Account; plus
●
accumulated gains in the Separate Account; minus
●
accumulated losses in the Separate Account; minus
●
service charges, rider fees, premium taxes, transfer fees, and other charges (including those imposed upon termination), if any.
Policy Year- A Policy Year begins on the Policy Date and on each anniversary thereafter.
Portfolio Company(ies)- The investment company(ies) made available as Investment Options under the Policy. Also referred to as underlying fund portfolios.
Required Beginning Date- April 1 of the calendar year next following the year in which the Owner reaches the applicable age as per IRC 401(a)(9)(C)(iv). If distributions hereunder commence prior to such date under an annuity option that provides for distributions that are made in accordance with Regulation Section 1.401(a)(9)-6, Q&A-1, then the Annuity Start Date shall be treated as the Required Beginning Date in accordance with Regulation Section 1.401(a)(9)-6, Q&A-10.
Separate Account- Separate Account VA B and Separate Account VA BNY, Separate Accounts established and registered as unit investment trusts under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.
Separate Account Value- The portion of the Policy Value that is invested in the Separate Account.
Stable Account- A Fixed Account option, only available if You elect the Transamerica Income EdgeSM 1.2 rider or the Transamerica Principal OptimizerSM rider, to which You must allocate a portion of Your premium payments and Policy Value. Assets in the Stable Account are not subject to Separate Account Annual Expenses as set forth under ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES.
Subaccount- A subdivision within the Separate Account, the assets of which are invested in a specified underlying fund portfolio.
Valuation Period- The period of time from one determination of Accumulation Unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each Business Day.
Written Notice- Written Notice, signed by the Owner, that gives us the information we require and is received in good order at the Administrative Office. For some transactions, we may accept an electronic notice or telephone instructions. Such electronic notice must meet the requirements for good order that we establish for such notices.

Overview of the policy
Purpose
The Transamerica I-Share II Variable Annuity is a variable annuity Policy. You can use the Policy to accumulate assets for retirement or other long-term financial planning purposes. The amount of money You are able to accumulate in Your Policy depends upon the performance of Your Investment Options. The Policy also offers a death benefit to protect Your designated beneficiaries.
This Policy may not be appropriate for people who do not have a long-term investment time horizon and is not appropriate for people who intend to engage in market timing or other frequent (disruptive) trading.
The Policy is or may be available through 3rd party financial intermediaries who charge advisory fees for their services. This fee is in addition to contract fees and expenses if the Policy Owner elects to pay the advisory fee from his/her Policy. If the Policy Owner elects to pay advisory fees from their Policy, then this deduction: (i) will reduce the death benefits and other guaranteed benefits; (ii) may be subject to federal and state income taxes; and (iii) may be subject to a 10% federal penalty tax.
Who the Policy is Appropriate For
The Policy is designed for investors who intend to accumulate assets for retirement or other long-term financial planning best suited for those with a long-term investment horizon. Although You have the ability to make partial withdrawals and/or surrender the Policy at any time during the accumulation phase, the Policy should not be viewed as a highly liquid investment. In that regard, withdrawals taken in the near term can result in Your being assessed a surrender charge, which can be a significant amount. In addition, if You participate in certain optional benefits, withdrawals can markedly reduce the benefit’s value. Finally, failure to hold the Policy for the long-term would mean that You lose the opportunity for the performance of Your chosen Investment Options to grow on a tax-deferred basis. Thus, the Policy’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the Policy, has a long-term investment horizon, and has purchased the Policy for retirement purposes or other long-term financial planning purposes.
Phases of the Policy
The Policy has two phases: (1) an accumulation (or savings) phase and (2) and annuity (or income) phase.
Accumulation Phase. To help You accumulate assets during the accumulation phase, You can invest Your Premium payments and Policy Value in:
●
Underlying fund portfolios available under the Policy, each of which has its own investment strategies and risks; investment adviser(s); expense ratio; and performance history; and
●
The Fixed Account option, which offers a guaranteed interest rate during a selected period.
A list of Portfolio Companies in which You can invest is provided in an Appendix to this Prospectus. See Appendix – Investment Options Available Under the Policy.
Annuity Phase. You can elect to Annuitize Your Policy and turn Your Policy Value into a stream of income payments called annuity payments. When You Annuitize Your Policy, the accumulation phase ends, and You will no longer be able to withdraw money from Your Policy. Any guaranteed benefits You elected will terminate without value.
You can choose from among several Annuity Payment Options, including those guaranteeing payments for life and/or for a fixed time period. If You choose income for a specified period, life income with 10 years certain, life income with guaranteed return of Policy proceeds, or income of a specified amount, and the person receiving annuity payments dies prior to the end of the guaranteed period, then the remaining guaranteed annuity payments will be continued to a new payee, or their present value may be paid in a single sum.
Primary Features and Options of the Policy
Type of Policy. Transamerica I-Share II Variable Annuity Policy is a flexible premium deferred variable annuity Policy. It is a “deferred” annuity because You defer taking annuity payments during the accumulation phase. It is a “flexible premium” annuity because You are generally not required to make any premium payments in addition to the initial minimum premium payment. The Policy is “variable” because its value can go up or down based on the performance of the Investment Options You choose. The Policy is available as a non-qualified or qualified Policy. The tax treatment of Your Policy may impact the benefits, as well as fees and charges under Your Policy.

Accessing Your Money. Before You Annuitize, You can withdraw money from Your Policy at any time. If You take a withdrawal, You may be subject to a negative Excess Interest Adjustment and/or have to pay income taxes, including a tax penalty if You are younger than age 59½.
Tax Treatment. You can transfer money between Investment Options without tax implications, and earnings (if any) on Your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit; (4) or as required under the Internal Revenue Code for certain transactions.
Death Benefits. The Policy includes, at no additional cost, a default death benefit that will pay Your designated beneficiaries at least the Policy Value or as required under the Internal Revenue Code for certain transactions. You can purchase a guaranteed minimum death benefit for an additional fee, which may increase the amount of money payable to Your designated beneficiaries upon Your death.
Optional Living Benefits. For an additional fee, You can purchase one of several Guaranteed Lifetime Withdrawal Benefits, which are designed to provide a guaranteed level of withdrawals from Your Policy, regardless of investment performance.
Additional Services. At no additional charge, You may select the following additional services:
●
Dollar-Cost Averaging. This service allows You to automatically transfer amounts between certain Investment Options on a monthly basis.
●
Asset Rebalancing. This service automatically reallocates Your Policy Value among Your Investment Options on a periodic basis to maintain Your standing allocation instructions.
●
Systematic Payout Options. This service allows You to receive regular automatic withdrawals from Your Policy either on a monthly, quarterly, semi-annual and annual basis.
●
Telephone and Electronic Transactions. This service allows You to make certain transactions by telephone or other electronic means with the appropriate authorization from You.

important INFORMATION you should consider about the policy
FEES AND EXPENSES	Location in Prospectus
Are There Transaction Charges?
Yes. You may be assessed a transfer fee and special services fee.
Transfer Fee. We reserve the right to charge for transfers among Investment
Options after the first 12 transfers per Policy Year. For each such additional transfer, we may impose a transfer fee of $10. Currently, we do not charge a transfer fee, but reserve the right to do so.
Special Service Fee. We reserve the right to deduct a charge for special services, including overnight delivery, duplicate policies, handling insufficient checks on new business, duplicate Form 1099 and Form 5498 tax forms, check copies, printing and mailing previously submitted forms, and asset verification requests from mortgage companies.
Annuity Policy Fee Tables and Expense Examples Expenses – Transaction Expenses
Are There Ongoing Fees and Expenses? (annual charges)
Yes. The table below describes the fees and expenses that You may pay each year, depending on the options You choose. These fees and expenses do not reflect any advisory fees paid to financial intermediaries from the
Policy Value or other assets of the Owner; if such charges were reflected, the fees and expenses would be higher. Please refer to Your Policy specifications page for information about the specific fees You will pay each year based on the options You have elected.
				Annuity Policy Fee Tables and Expense Examples Base Contract Expenses Appendix – Investment Options Available Under the Policy
	Annual Fee	Minimum	Maximum
	Base Policy[1]	0.20%	2.20%
	Portfolio Company (fund fees and expenses)[2]	0.52%	1.59%
	Optional Benefit Expenses (if elected)	0.10%[1]	2.50%[3]
	1 As a percentage of average Separate Account Value.
	2 As a percentage of Portfolio Company assets.
	3 As a percentage of the Rider Fee Basis or Withdrawal Base.
Because Your Policy is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your
Policy, the following table shows the lowest and highest cost You could pay each year based on current charges. This estimate assumes that You do not take withdrawals from the Policy.

	Lowest Annual Cost $748	Highest Annual Cost $5,552
	Assumes:	Assumes:
●Investment of $100,000
●5% annual appreciation
●Least expensive Portfolio Company
fees and expenses
●No optional benefits
●No sales charges or advisory fees
●No additional purchase payments,
transfers, or withdrawals

●Investment of $100,000
●5% annual appreciation
●Most expensive combination
of optional benefits and
Portfolio Company fees and
expenses
●No sales charges or advisory
fees
●No additional purchase
payments, transfers, or
withdrawals

	RISKS	Location in Prospectus
Is There a Risk of Loss From Poor Performance?	Yes. You can lose money by investing in this Policy.	Principal Risks of Investing in the Policy
Is this a Short-Term Investment?
No. This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
The benefits of tax deferral and living benefit protection also means the
Policy is more beneficial to investors with a long-term time horizon.
Principal Risks of Investing in the Policy Tax Information
What are the Risks Associated with Investment Options?
●An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the
Investment Options available under the Policy.
●Each Investment Option, including the Fixed Account, has its own unique risks.
●You should review the prospectuses for the available Portfolio
Companies before making an investment decision.
Principal Risks of Investing in the Policy Investment Options Appendix: Investment Options Available Under the Policy
What are the Risks Related to the Insurance Company?
Any obligations (including under the Fixed Account), guarantees, and benefits under the Policy are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to You. More information about Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company, including our financial strength ratings, is available by visiting transamerica.com or by calling toll-free (800)525-6205.
Principal Risks of Investing in the Policy Information About Us Financial Condition
	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes.
●We reserve the right to impose a charge for transfers in excess of 12 transfers per Policy Year.
●We reserve the right to limit transfers in circumstances of large or frequent transfers.
●The Fixed Account option may not be available for investment depending on when You applied for Your Policy and when it was issued.
●We reserve the right to remove or substitute the Portfolio Companies that are available as Investment Options under the Policy.
Expenses – Transaction Expenses Investment Option – Transfers Market Timing and Disruptive Trading

	RESTRICTIONS	Location in Prospectus
Are There any Restrictions on Policy Benefits?
Yes.
●Certain optional benefits limit or restrict the Investment Options that
You may select under the Policy. We reserve the right to change these restrictions in the future.
●Withdrawals that exceed limits specified by the terms of an optional benefit may reduce the value of an optional benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.
●If you have Advisory Fees deducted from Your Policy Value and paid directly to Your advisor, asset manager, or broker/dealer on Your behalf, such deductions will reduce Your Policy Value and may have significant negative consequences to the value of any optional benefits you have elected. Such deduction may be subject to federal and state income taxes and may be subject to a 10% federal tax penalty.
●We reserve the right to stop offering an optional benefit at any time for new sales, which includes sales to the Owners who may want to purchase the benefit after they purchase the Policy.
●In some cases, a benefit may not be available through all financial intermediaries or all states. For more information on the options available for electing a benefit, please contact Your financial intermediary or our Administrative Office.
Investment Restrictions Benefits Available Under the Policy Access to Your Money - Surrenders and Withdrawals Guaranteed Lifetime Withdrawal Benefit Riders
	TAXES	Location in Prospectus
What Are the Policy’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
●If You purchase the Policy as an individual retirement account or through a tax qualified plan, You do not get any additional tax benefit.
●You will generally not be taxed on increases in the value of Your Policy until they are withdrawn. Earnings on Your Policy are taxed at ordinary income tax rates when withdrawn, and You may have to pay a penalty if
You take a withdrawal before age 59 ½.
Tax Information
	CONFLICT OF INTEREST	Location in Prospectus
How Are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this
Policy to You, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. Our affiliate, Transamerica
Capital, LLC (“TCL”) formerly known as Transamerica Capital, Inc.
(“TCI”) is the principal underwriter and may share the revenue we earn on this Policy with Your investment professional’s firm. In addition, we may pay all or a portion of the cost of affiliates’ operating and other expenses. This conflict of interest may influence Your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or compensated less.
Distribution of the Policies

	CONFLICT OF INTEREST	Location in Prospectus
Should I Exchange My Policy?
If You already own an insurance Policy, some investment professionals may have a financial incentive to offer You a new Policy in place of the one You own. You should only exchange a Policy You already own if You determine, after comparing the features, fees, and risks of both policies, that it is better for You to purchase the new Policy rather than continue to own Your existing Policy.
Exchanges and/or Reinstatements

ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES
The following table describes the fees and expenses that You will pay when buying, owning, and surrendering or making withdrawals from the Policy. These fees and expenses do not reflect any advisory fees paid to financial intermediaries from the Policy Value or other assets of the Owner; if such charges were reflected, the fees and expenses would be higher. Please refer to Your Policy specification page for information about the specific fees You will pay each year based on the options You have elected.
The first table describes the fees and expenses that You will pay at the time that You buy the Policy, surrender or make withdrawals from the Policy, or transfer Cash Value between Investment Options. State premium taxes may also be deducted.
Transaction Expenses:
Sales Load Imposed On Purchase Payments	0%
Contingent Deferred Surrender Charge (as a percentage of premium surrendered or withdrawn)(1)	0%
Transfer Fee(2)	$10
Special Service Fee(3)	$50
The next table describes the fees and expenses that You will pay each year during the time that You own the Policy, not including underlying fund portfolio fees and expenses.
Annual Contract Expenses:
Annual Service Charge(4)	$50
Base Contract Expenses (as a percentage, of average Separate Account Value)(5)	0.20%
Fund Facilitation Fee (as a percentage, annually, of the net asset value of Subaccount)	0.60%
Optional Benefit Expenses:
Return of Premium Death Benefit (as a percentage, annually, of average Separate Account Value)	0.10%
Annual Step-Up Death Benefit (as a percentage, annually, of average Separate Account Value)	0.40%
Optional Death Benefit Riders – No Longer Available
Additional Death DistributionSM (annual charge based on Policy Value)	0.25%
Additional Death Distribution+SM (annual charge based on Policy Value)	0.55%
Maximum Fee:
Maximum
Optional Guaranteed Lifetime Withdrawal Benefit Riders(6)
Transamerica Principal OptimizerSM rider (annual charge - % of the Rider Fee Basis)*	2.50%
Transamerica Income EdgeSM 1.2 rider (annual charge - % of Withdrawal Base)*	2.50%

Maximum
Optional Guaranteed Lifetime Withdrawal Benefit Riders – No Longer Available(7)
Retirement Income Max® 1.2 rider (annual charge - % of Withdrawal Base)*	2.50%
Retirement Income Choice® 1.7 rider (annual charge - % of Withdrawal Base)
Base Benefit Designated Allocation Group A*	2.50%
Base Benefit Designated Allocation Group B*	2.50%
Base Benefit Designated Allocation Group C*	2.50%
Additional Benefits available with Retirement Income Choice® 1.7 rider:
Death Benefit - (Single Life Option) (annual charge - % of Withdrawal Base)*	0.55%
Death Benefit - (Joint Life Option) (annual charge - % of Withdrawal Base)*	0.50%
Income EnhancementSM - (Single Life Option - Not available in NY) (annual charge - % of Withdrawal Base)*	0.45%
Income EnhancementSM - (Joint Life Option - Not available in NY) (annual charge - % of Withdrawal Base)*	0.65%
*The current rider fee will be less than or equal to the stated Maximum. Your rider fee may increase (or decrease) at the time of any automatic step-up or optional reset. See Automatic Step-Up or Optional Reset discussion for each applicable optional benefit. Your rider fee percentage will not exceed the maximum fee percentage shown in this table. The current rider fee will be disclosed in a Rate Sheet Prospectus Supplement. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC).
Notes to Fee Table
Transaction Expenses:
1) Maximum Surrender Charge:
This product does not have a surrender charge.
2) Transfer Fee:
The transfer fee, if any is imposed, applies to each Policy, regardless of how Policy Value is allocated among the Investment Options. There is no fee for the first 12 transfers per Policy Year. For additional transfers, we may charge a fee of $10 per transfer. Currently, we do not charge a transfer fee, but reserve the right to do so.
3) Special Service Fee:
We currently deduct a charge for overnight delivery and duplicate policies. We reserve the right to deduct a charge for special services in the future, including non-sufficient checks on new business; duplicate Form 1099 and Form 5498 tax forms; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. We may charge a fee for each service performed and fees may vary based on the type of service but will not exceed the maximum Special Service Fee shown above.
4) Annual Service Charge:
The annual service charge is assessed on each Policy anniversary and at the time of surrender. The charge (up to $50) is waived if Your Policy Value or the sum of Your premiums less all withdrawals, is at least $100,000. The current annual service charge is the lesser of $35 per Policy Year or 2% of the Policy Value.
Charge Type	Amount
Current Annual Service Charge	$35
Maximum Annual Service Charge	$50
Annual Contract Expenses:
5) Base Contract Expenses:
Mortality and Expense Risk and Administrative Fee: The mortality and expense risk fee shown is for the accumulation phase with the base death benefit. During the income phase, the mortality and expense risk and administrative fee will be equal to the Base Contract Expense Fee as listed, plus any Optional Benefit Expenses selected.
Fund Facilitation Fee: Any Fund Facilitation Fee is a Separate Account expense in addition to the mortality and expense risk and administrative fees. This daily fee is applied only to Policy Value in the Subaccounts invested in the following Portfolio Companies:
Portfolio Companies	Annualized Fee %
Dimensional VA Global Bond Portfolio - Institutional Class Vanguard® VIF Balanced Portfolio Vanguard® VIF Conservative Allocation Portfolio Vanguard® VIF International Portfolio Vanguard® VIF Mid-Cap Index Portfolio Vanguard® VIF Moderate Allocation Portfolio Vanguard® VIF Real Estate Index Portfolio Vanguard® VIF Short-Term Investment-Grade Portfolio Vanguard® VIF Total Bond Market Index Portfolio	0.60%

Portfolio Companies	Annualized Fee %
Fidelity® VIP Consumer Staples - Initial Class Fidelity® VIP Technology Portfolio - Initial Class Fidelity® VIP Utilities Portfolio - Initial Class	0.50%
Fidelity® VIP Balanced Portfolio - Service Class 2 Fidelity® VIP Energy Portfolio - Service Class 2 Fidelity® VIP Health Care Portfolio - Service Class 2	0.30%
AB Balanced Hedged Allocation Portfolio - Class B AB Relative Value Portfolio - Class B American Funds - Asset Allocation FundSM Class 4 Fidelity® VIP Contrafund® Portfolio - Service Class 2 Fidelity® VIP Mid Cap Portfolio - Service Class 2 Fidelity® VIP Value Strategies Portfolio - Service Class 2 State Street Total Return V.I.S. Fund - Class 3	0.20%
American Funds - New World Fund® - Class 4 TA MSCI EAFE Index - Service Class TA S&P 500 Index - Service Class	0.15%
American Funds - Growth FundSM - Class 4 American Funds - Growth-Income FundSM - Class 4 American Funds - International FundSM - Class 4	0.13%
American Funds - The Bond Fund of AmericaSM - Class 4	0.11%
We charge a fund facilitation fee in order to make certain Portfolio Companies available as investment choices under the policies. We apply the fee to Portfolio Companies that invest in underlying fund portfolios that do not provide us with the amount of revenue we require in order for us to meet our expenses and revenue targets. This fee is assessed daily based on the net asset value of Portfolio Companies that we specify, up to a maximum fee of 0.60%.
Optional Benefit Separate Account Expenses: Any optional benefit separate account expense is in addition to the mortality and expense risk and administrative fees.
Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses: This reflects the base Separate Account expenses, the Annual Step-Up Death Benefit fee and the Fund Facilitation fee, but does not include any other Optional Rider Charges. The death benefits are mutually exclusive.
Fixed Account: This account is comprised of one or more investment options under the Policy that are part of our general assets and are not in the Separate Account. Interest will be compounded annually and credited daily to achieve at least the guaranteed minimum effective interest rate(s). We may declare a higher interest rate in advance. New money and renewals will be based upon the most recent declared interest rate(s). We reserve the right to limit any or all Fixed Accounts from accepting new premiums, transfers, or rollovers.
OPTIONAL RIDERS
In some cases, riders to the Policy are available that provide optional benefits. There are additional fees (annualized fee charged on a yearly or quarterly basis, depending on the rider) for those riders.
6) Optional Guaranteed Lifetime Withdrawal Benefit Riders:
Transamerica Principal OptimizerSM Rider - Withdrawal Base: We use the withdrawal base to calculate the rider withdrawal amount. The withdrawal base is also used in the calculation of the rider fee. We use the greater of the withdrawal base and the guaranteed future value to calculate the rider fee. The withdrawal base on the rider date is the Policy Value.
Please note: For policies issued in the state of New York, Please see Appendix – State Variations section for rider availability.
Transamerica Income EdgeSM 1.2 - Withdrawal Base: We use the withdrawal base to calculate the rider withdrawal amount. The withdrawal base is also used in the calculation of the rider fee.
7) Optional Guaranteed Lifetime Withdrawal Benefit Riders – No Longer Available:
Retirement Income Max® 1.2 Rider and Retirement Income Choice® 1.7 Rider - Withdrawal Base: We use the withdrawal base to calculate the rider withdrawal amount. The withdrawal base is also used in the calculation of the rider fee.

The fee table information relating to the underlying fund portfolios was provided to us by the underlying fund portfolios, their investment advisers or managers. We have not verified the accuracy of information provided by unaffiliated fund portfolios. Actual future expenses of the portfolios may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.
Annual Portfolio Company Expenses:
The next table shows the minimum and maximum total operating expenses charged by the Portfolio Companies that You may pay periodically during the time You own the Policy. A complete list of the Portfolios available under the Policy, including their annual expenses may be found under Appendix: Investment Options Available Under the Policy.
Annual Portfolio Company Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service 12b-1 fees, Fund Facilitation Fee if applicable and other expenses	0.52%	1.59%
Expenses that are deducted from Portfolio Company assets, including management fees, 12b-1 fees, Fund Facilitation Fee if applicable and other expenses, after any waivers or expense reimbursements	0.52%	1.15%
Expense Example(1):
The following Example is intended to help You compare the cost of investing in the Policy with the cost of investing in other variable annuity policies. These costs include transaction expenses, annual Policy expenses, and annual Portfolio Company operating expenses.
The Example assume that You invest $100,000 in the Policy for the time periods indicated. The Example also assumes that Your Policy has a 5% return each year and assumes the most expensive combination of annual Portfolio Company expenses and optional benefits available for an additional charge. This includes the maximum annual Portfolio Company expenses (including Fund Facilitation Fee, if applicable), Annual Step-Up Death Benefit, Additional Death Distribution+SM rider and Retirement Income Choice® 1.7 rider - Joint Life with additional Death Benefit and Income EnhancementSM options. The Example does not reflect any advisory fees paid to financial intermediaries from the Policy Value or other assets of the Owner; if such charges were reflected the costs would be higher. Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:
If the Policy is surrendered or Annuitized at the end of the applicable time period or if You do not surrender Your Policy:
1 Year	$6,388
3 Years	$19,580
5 Years	$33,286
10 Years	$69,458
(1)Please remember that these Examples are illustrations and do not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Examples. Similarly, Your rate of return may be more or less than the 5% assumed in the Example. The Examples don't reflect premium tax charges, special service fees, or transfer fees. Different fees and expenses not reflected in the Examples may be assessed during the income phase of the Policy.

Principal Risks of Investing in the Policy
There are risks associated with investing in the Policy. You can lose money in a variable annuity, including potential loss of Your original investment. The value of Your investment and any returns will depend primarily on the performance of the underlying fund portfolios You select. Each underlying fund portfolio may have its own unique risks. We reserve the right to remove or substitute underlying funds, to impose investment restrictions and to limit additional purchase payments or transfers between investment options.
Variable annuities are not a short-term investment vehicle. The surrender charge applies for a number of years, so that the Policy should only be purchased for the long-term. Under some circumstances, You may receive less than the sum of Your premium payments. In addition, full or partial withdrawals will be subject to income tax and may be subject to a 10% Internal Revenue Service (“IRS”) penalty if taken before age 59½. Accordingly, You should carefully consider Your income and liquidity needs before purchasing a Policy. Additional information about these risks appears in the Tax Information section of this prospectus.
Risks Of An Increase In Current Fees And Expenses. Certain fees and expenses are currently assessed at less than their guaranteed maximum levels. In the future, these charges may be increased up to the guaranteed (maximum) levels.
Advisory Fee Risk. The Policy is or may be available through 3rd party financial intermediaries who charge advisory fees for their services. This fee is in addition to contract fees and expenses if the Policy Owner elects to pay the advisory fee from his/her Policy. If the Policy Owner elects to pay advisory fees from their Policy, then this deduction: (i) will reduce the death benefits and other guaranteed benefits; (ii) may be subject to federal and state income taxes; and (iii) may be subject to a 10% federal penalty tax.
Investment Risk. You bear the risk of any decline in the Policy Value caused by the performance of the underlying fund portfolios held by the Subaccounts. Those funds could decline in value very significantly, and there is a risk of loss of your entire amount invested. The risk of loss varies with each underlying fund. This risk could have a significant negative impact on the value of certain optional benefits offered under the Policy. The investment risks are described in the prospectuses for the underlying funds.
Investment Restrictions – Opportunity Risks. Generally, the living benefit riders offered under the Policy restrict Your choice of available underlying fund portfolios. These restrictions are intended to protect us financially, in that they reduce the likelihood that we will have to pay guaranteed benefits under the riders from our own assets. These restrictions could result in an opportunity cost – in the form of underlying fund portfolios that You did not invest in that ultimately generated superior investment performance. Thus, You should consider these underlying fund portfolio restrictions when deciding whether to elect an optional benefit that features such restrictions.
Risk Associated With Election of Optional Benefits. Several of the optional benefits include a host of requirements that must be adhered to in order to preserve and maximize the guarantees we offer under the benefit. If You fail to adhere to these requirements, that may diminish the value of the benefit and even possibly cause termination of the benefit. In addition, it is possible that You will pay fees for the optional benefit without fully realizing the guarantees available under the optional benefit. For example, such would be the case if You were to hold a Guaranteed Lifetime Withdrawal Benefit for many years yet die sooner than anticipated, without having taken a significant number of lifetime withdrawals.
Risks of Managing General Account Assets. The general account assets of the Company are used to support the payment of guaranteed benefits under the Policy. To the extent that the Company is required to pay amounts in addition to the Policy Value, such amounts will come from our general account assets. You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and are also subject to the claims of the Company’s general creditors. The Company’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent in the general account investments.
Insurance Company Insolvency. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that exceed the assets in the Separate Account that we promise.
Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the Policy, and prior to age 59½ a tax penalty may apply. In addition, even if the Policy is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains.
Cybersecurity and Certain Business Continuity Risks
Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance its existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.
For additional detail regarding cybersecurity and related risks, please reference the Cyber Security section in the Statement of Additional Information.
Business Continuity
Our business operations may be adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, geopolitical disputes, military action, fires and explosions, pandemic diseases, and other catastrophes (“Catastrophic Events”). Over the past several years, changing weather patterns and climatic conditions have added to the unpredictability and frequency of natural disasters in certain parts of the world. To date, the COVID-19 pandemic has caused significant uncertainty and disruption to governments, business operations, and consumer behavior on a global scale. Such uncertainty as to future trends and exposure may lead to financial losses to our businesses. Furthermore, Catastrophic Events may disrupt our operations and result in the loss of, or restricted access to, property and information about Transamerica and its clients. Such events may also impact the availability and capacity of our key personnel. If our business continuity plans do not include effective contingencies for Catastrophic Events, we may experience business disruption, damage to corporate reputation, and damage to financial condition for a prolonged period of time.
Transamerica life insurance company, transamerica financial life insurance company, The separate account, and portfolio companies
Information About Us
Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company, located at 6400 C Street SW, Cedar Rapids, Iowa 52499, is the insurance company issuing the Policy.
We are engaged in the sale of life insurance and annuity policies. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company Inc., and is licensed in the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands and all states except New York. Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947 as Zurich Life Insurance Company and is licensed in all states and the District of Columbia. We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd., the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.
All obligations arising under the policies, including the promise to make annuity payments, and payment of any amounts held in the Fixed Account are general corporate obligations of ours and subject to our claims paying ability. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies.
We are relying on the exemption provided by Rule 12h-7 under the 1934 Act. In reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section 15(d) of the 1934 Act.
Financial Condition of the Company
We pay benefits under Your Policy from our general account assets and/or from Your Policy Value held in the Separate Account. It is important that You understand that benefit payments are not assured and depend upon certain factors discussed below.
Assets in the Separate Account. You assume all of the investment risk for Your Policy Value that is allocated to the Subaccounts of the Separate Account. Your Policy Value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account and may not be charged with liabilities arising from any other business that we may conduct. Policy value allocated to a variable option will vary based on the investment experience of the corresponding Portfolio Company in which the variable option invests. There is a risk of loss of the entire amount invested. For more information see The Separate Account below.

Assets in the General Account. You also may be permitted to make allocations to Guaranteed Period Options of the Fixed Account, which are supported by the assets in our general account. Any guarantees under a Policy that exceed Policy Value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the policy in excess of Policy Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it. For more information see The Fixed Account.
We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.
As an insurance company, we are required by state insurance regulation to hold a specified amount of general account reserves in order to meet all the contractual obligations to our Owners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Policy and claims payments. In addition, we monitor our reserves so that we hold sufficient amounts to cover actual or expected Policy and claims payments. In addition we hedge our investments in our general account, and may require purchasers of certain benefits of the variable insurance products that we offer to allocation premium payments and Policy Value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policy Owners or to provide the collateral necessary to finance our business operations.
How to Obtain More Information. We encourage Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance as well as the financial statements of the Separate Account are located in the Statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC’s website at SEC.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our Owners, are available on our website https://www.transamerica.com/why-transamerica/financial-strength, and the websites of these nationally recognized statistical ratings organizations – https://www.ambest.com/home/default.aspx, https://www.moodys.com/, and https://www.spglobal.com/ratings/en/.
The Separate Account
Each Separate Account receives and invests the premium payments that are allocated to it for investment in shares of the underlying fund portfolios. Each Separate Account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the Separate Account or us. Income, gains and losses (whether or not realized), from assets allocated to the Separate Account are, in accordance with the policies, credited to or charged against the Separate Account without regard to our other income, gains or losses.
The assets of each Separate Account are held in our name on behalf of the Separate Account and belong to us. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business we may conduct. The Separate Account may include other Subaccounts that are not available under these policies. We do not guarantee the investment results of the Separate Account.
The Underlying Fund Portfolios
At the time You purchase Your Policy, You may allocate Your premium payment to Subaccounts. These are subdivisions of our Separate Account, an account that keeps Your Policy assets separate from our company assets. The Subaccounts then purchase shares of underlying fund portfolios set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that You buy through Your investment professional even though they may have similar investment strategies and the same portfolio managers. Each underlying fund portfolio has varying degrees of investment risk. Underlying fund portfolios are also subject to separate fees and expenses such as management fees and operating expenses. “Master-feeder” or “fund of funds” invest substantially all of their assets in other mutual funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce Your investment return. Read the underlying fund portfolio prospectuses carefully before investing. We do not guarantee the investment results of any underlying fund portfolio. Certain underlying fund portfolios may not be available in all states and in all share classes. Please see Appendix - Investment Options Available Under the Policy for additional information.
Other Transamerica Policies
We offer a variety of fixed and variable annuity policies. They may offer features, including Investment Options, and have fees and charges, that are different from those in the Policy offered by this prospectus. Not every Policy we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue Age, or other criteria established by the financial intermediary. Upon request, Your financial professional can show You information regarding other Transamerica annuity policies that he or she distributes. You can contact us to find out more about the availability of any of the Transamerica annuity policies.
You should decide whether this Policy is appropriate for You based on a thorough analysis of Your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.
VOTING RIGHTS
To the extent required by law, we will vote the underlying fund portfolios' shares held by the Separate Account at regular and special shareholder meetings of the underlying fund portfolios in accordance with instructions received from persons having voting interests in the portfolios, although none of the underlying fund portfolios hold regular annual shareholder meetings. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we will determine that it is permitted to vote the underlying fund portfolios shares in its own right, it may elect to do so.
Before the Annuity Commencement Date, You hold the voting interest in the selected portfolios. The number of votes that You have the right to instruct will be calculated separately for each Subaccount. The number of votes that You have the right to instruct for a particular Subaccount will be determined by dividing Your Policy Value in the Subaccount by the net asset value per share of the corresponding portfolio in which the Subaccount invests. Fractional shares will be counted.
After the Annuity Commencement Date, You have the voting interest, and the number of votes decreases as annuity payments are made and as the reserves for the Policy decrease. The person's number of votes will be determined by dividing the reserve for the Policy allocated to the applicable Subaccount by the net asset value per share of the corresponding portfolio. Fractional shares will be counted.
The number of votes that You have the right to instruct will be determined as of the date established by the underlying fund portfolio for determining shareholders eligible to vote at the meeting of the underlying fund portfolio. We will solicit voting instructions by sending You, or other persons entitled to vote, requests for instructions prior to that meeting in accordance with procedures established by the underlying fund portfolio. Portfolio shares as to which no timely instructions are received, and shares held by us in which You, or other persons entitled to vote have no beneficial interest, will be voted in proportion to the voting instructions that are received with respect to all policies participating in the same Subaccount. Accordingly, it is possible for a small number of Owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Policy Values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so. Shares owned by the insurance company and its affiliates will also be proportionately voted.
Each person having a voting interest in a Subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.
THE ANNUITY policy
This prospectus describes information You should know before You purchase the Transamerica I-Share II Variable Annuity.
An annuity is a contract between You (the Owner) and an insurance company (in this case us), where the insurance company promises to pay You an income in the form of annuity payments. These payments begin on a designated date, referred to as the Annuity Commencement Date. Until the Annuity Commencement Date, Your annuity is in the accumulation phase and the earnings (if any) are generally tax deferred. Tax deferral means You are not taxed until You take money out of Your annuity. After You Annuitize, Your annuity switches to the income phase.
The Policy is a “deferred” annuity. You can use the Policy to accumulate assets for retirement or other long-term financial planning purposes. Your individual investment and Your rights are determined primarily by Your own Policy.

The Policy is a “flexible premium” annuity because after You purchase it, You can generally make additional premium payments of at least $50 (but not more than the stated maximum total premium payment amount) until the Annuity Commencement Date. You are not required to make any additional premium payments.
The Policy is a “variable” annuity because the value of Your Policy can go up or down based on the performance of Your Subaccounts. If You invest in the Separate Account, the amount of money You are able to accumulate in Your Policy during the accumulation phase depends upon the performance of Your Subaccounts. You could lose the amount You allocate to the Separate Account. The amount of annuity payments You receive from the Separate Account during the income phase also depends upon the investment performance of Your Subaccounts.
We do not guarantee that the Fixed Account will always be available. If the Fixed Account is offered it will offer interest at a rate(s) that we guarantee will not decrease during the selected guaranteed period. There may be different interest rates for each different guaranteed period that we may offer and that You select.
Do not purchase this Policy if You plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your Policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this Policy, You represent and warrant that You are not using the Policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.
PURCHASE
Policy Issue Requirements
We will not issue a Policy unless:
●
we receive in good order (See Sending Forms and Transaction Requests in Good Order) all information needed to issue the Policy;
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we receive in good order (at our Administrative Office) a minimum initial premium (including anticipated premiums from 1035 exchanges on nonqualified policies and transfers or rollovers on qualified policies as indicated on Your application or electronic order form) payment;
●
the Annuitant, Owner, and any joint Owner are age 90 or younger (the limit may be lower for qualified policies); and
●
the Owner and Annuitant have an immediate familial relationship.
Please note, certain riders described herein may require a younger age. Please carefully read the applicable rider sections regarding any age limitations.
We reserve the right to reject any application.
Premium Payments
General. You should make checks for premium payments payable to Transamerica Life Insurance Company or Transamerica Financial Life Insurance Company, as applicable, and send them to the Administrative Office. Your check must be honored in order for us to pay any associated annuity payments and benefits due under the Policy.
We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to us, however, in some circumstances, at our discretion we may accept third party checks that are from a rollover or transfer from other financial institutions. Any third party checks not accepted by us will be returned.
We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.
Initial Premium Requirements. The initial premium payment for nonqualified policies must be at least $5,000 (including anticipated premiums from Internal Revenue Code Section 1035 exchanges as indicated on Your application or electronic order form), and at least $1,000 for qualified policies (including anticipated premiums from transfers or rollovers as indicated on Your application or electronic order form). You must obtain our prior approval to purchase a Policy with an amount in excess of our maximum premium amount.
Your initial premium payment may not be credited to Your Policy on the day that You leave Your premium payment with Your financial intermediary. Your financial intermediary may take up to seven Business Days to assess whether buying this Policy is suitable for You. Your financial intermediary may send us Your initial premium payment while they complete this assessment. Your financial intermediary must also ensure that we have all the information needed for us to process Your Policy. We will not begin to process Your Policy during this period.

We will first begin our review only once we receive both Your initial premium payment and Your application (or an electronic order form). We will credit Your initial premium payment to Your Policy within two Business Days after the Business Day that we receive Your initial premium payment, Your application (or order form) and once we determine that Your Policy information is both complete and in good order. This time period is in addition to the time Your financial intermediary may take to complete their part of the process. If we are unable to complete our part of the process within five Business Days after the Business Day that we receive Your initial premium payment and Your application (or electronic order form), then we will notify You or Your financial intermediary, if applicable, and explain why we can't process Your Policy. We will also return Your initial premium payment at that time unless You consent to us holding the premium up to 30 days. We must receive Your consent to hold prior to the market close on the fifth Business Day after receipt of the premium. If Your information is not received in good order within 30 days of our receipt of the premium, then it will be returned. We will credit Your initial premium payment within two Business Days after Your information is both complete and in good order.
Neither we nor Your financial intermediary are responsible for lost investment opportunities while we each complete our review processes. Any initial premium payments received by us will be held in our general account until credited to Your Policy. You will not earn interest on Your initial premium payment during these review periods.
The date on which we credit Your initial premium payment to Your Policy is generally the Policy Date. The Policy Date is used to determine Policy Years, Policy quarters, Policy months and Policy anniversaries.
Additional Premium Payments. You are not required to make any additional premium payments. However, You can generally make additional premium payments during the accumulation phase. Additional premium payments must be at least $50. After the first Policy Year, additional premium payments each Policy Year cannot, in the aggregate, without our prior approval, exceed $25,000 for nonqualified policies and the lesser of (1) the IRS maximum contribution limit or (2) $60,000 for qualified policies. We reserve the right to refuse any additional premium payment in excess of these limits, and if You do not obtain prior approval for premiums in excess of the dollar amounts listed above, the business will be deemed not in good order. We will credit additional premium payments to Your Policy as of the Business Day we receive Your premium and required information in good order at our Administrative Office. Additional premium payments must be received in good order before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) to get same-day pricing of the additional premium payment. Additional premium payments received in good order on non-Business Days or after our close of business on Business Days will receive next-day pricing. See Sending Forms and Transaction Requests in Good Order.
Maximum Total Premium Payments. For issue ages 0-80, we reserve the right to require prior approval of any cumulative premium payments over $1,000,000 (this includes subsequent premium payments) for policies with the same Owner or same Annuitant issued by us or an affiliate. We may approve premium payments over $1,000,000 but restrict access to certain optional benefits. For issue ages over 80, we reserve the right to require prior approval of any cumulative premium payments over $500,000 (this includes subsequent premium payments) for policies with the same Owner or same Annuitant issued by us or an affiliate. If You do not obtain prior approval for premium payments in excess of the dollar amounts listed above, the business will be deemed not in good order.
Allocation of Premium Payments. When You purchase a Policy, we will allocate Your premium payment to the investment choices You select. Your allocation must be in whole percentages and must total 100%. We will allocate additional premium payments the same way, unless You request a different allocation. You could lose the amount You allocate to the Subaccounts.
If You allocate premium payments to the Dollar Cost Averaging program (if it is available), You must give us instructions regarding the Subaccount(s) to which transfers are to be made or we cannot accept Your premium payment.
You may change allocations for future additional premium payments by sending written instructions to our Administrative Office, or by telephone, or other electronic means acceptable to us, subject to the limitations described in ADDITIONAL FEATURES - Telephone and Electronic Transactions, or any other means acceptable to us. The allocation change will apply to premium payments received on or after the date we receive the change request in good order.
We reserve the right to restrict or refuse any premium payment.
Policy Value
You should expect Your Policy Value to change from Valuation Period to Valuation Period. A Valuation Period begins at the close of regular trading on the New York Stock Exchange on each Business Day and ends at the close of regular trading on the next succeeding Business Day. A Business Day is each day that the New York Stock Exchange is open for business. Regular trading on the New York Stock Exchange usually closes at 4:00 p.m., Eastern Time. Holidays are generally not Business Days.

INVESTMENT OPTIONS
This Policy offers You a means of investing in various underlying fund portfolios offered by different investment companies (by investing in the corresponding Subaccounts). The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this Policy are listed in the Appendix - Investment Options Available Under the Policy.
The general public may not purchase shares of any of these underlying fund portfolios. The names and investment objectives and policies may be similar to other portfolios managed by the same investment adviser or manager that are sold directly to the public. You should not expect the investment results of the underlying fund portfolios to be the same as those of other portfolios.
More detailed information, including an explanation of the portfolios' fees and investment objectives, may be found in the current prospectuses for the underlying fund portfolios, which can be found at http://dfinview.com/Transamerica/TAHD/89355V451?site=VAVUL. You should read the prospectuses for the underlying fund portfolios carefully before You invest.
In addition, information regarding each underlying fund portfolio, including (i) its name (ii) its investment objective (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in the Appendix - Investment Options Available Under the Policy. Each underlying fund portfolio has issued a prospectus that contains more detailed information about its investment holdings, including a description of investment risks. You may obtain a free copy of the underlying fund portfolio prospectuses by contacting our Administrative Office at (800)525-6205 or by visiting our website at http://dfinview.com/Transamerica/TAHD/89355V451?site=VAVUL.
Note: If You received a summary prospectus for any of the underlying fund portfolios listed in Appendix - Investment Options Available Under the Policy, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full underlying fund prospectus or its Statement of Additional Information.
Selection of Underlying Fund Portfolios
The underlying fund portfolios offered through this variable annuity are selected by us, and we may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, volatility, hedge ability, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see Revenue We Receive. We review the portfolios periodically and may remove a portfolio, or limit its availability to new premium payments and/or transfers of Cash Value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners. We have included the Transamerica Series Trust (“TST”) underlying fund portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”).
We have developed this variable annuity in cooperation with one or more distributors, and may include certain underlying fund portfolios based on their recommendations. Their selection criteria may differ from our selection criteria.
If You elect a Guaranteed Lifetime Withdrawal Benefit rider, as discussed later in this prospectus, we require You to allocate Your Policy Value to designated Investment Options. This requirement is intended to reduce the Company’s costs and risks associated with offering the rider, and we select which underlying fund portfolios to make available under the riders with these factors in mind. Certain designated Investment Options invest in underlying fund portfolios with volatility control strategies, which could limit full participation in market gains and the growth of the riders. See the Investment Restrictions section for information regarding the potential impact of volatility control strategies on the value of the Guaranteed Lifetime Withdrawal Benefit riders.
Designated Investment Options, including those that invest in underlying fund portfolios with volatility control strategies, are also available to Owners who do not elect a Guaranteed Lifetime Withdrawal Benefit rider. Although volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing Policy Owners with the opportunity for smoother performance and better risk adjusted returns, such strategies could limit Your full participation in market gains and ability to maximize potential growth of Your Policy Value.
You are responsible for choosing the Subaccounts which invest in the underlying fund portfolios, and the amounts allocated to each, that are appropriate for Your own individual circumstances and Your investment goals, financial situation, and risk tolerance. Because investment risk is borne by You, decisions regarding investment allocations should be carefully considered. We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.
In making Your investment selections, we encourage You to thoroughly investigate all of the information regarding the underlying fund portfolios that are available to You, including each underlying fund portfolio's prospectus, statement of additional information and annual and semi-annual reports. Other sources such as the underlying fund's website provide more current information, including information about any regulatory actions or investigations relating to a fund or underlying fund portfolio. After You select underlying fund portfolios for Your initial premium payment, You should monitor and periodically re-evaluate Your allocations to determine if they are still appropriate.
You bear the risk of any decline in the Cash Value of Your Policy resulting from the performance of the underlying fund portfolios You have chosen.
We do not guarantee that any of the Subaccounts will always be available for premium payments, allocations, or transfers.
We reserve the right to limit the number of Subaccounts You are invested in at any one time.
If You elect certain optional riders, You will be subject to Investment Restrictions. In the future, we may change the Investment Restrictions.
Not all Subaccounts may be available for all policies, in all states, or through all financial intermediary firms.
Addition, Deletion, or Substitution of Investment Options
We cannot and do not guarantee that any of the Subaccounts will always be available for premium payments, allocations, or transfers. We retain the right, subject to any applicable law, to make certain changes to the Separate Account and its Investment Options. We reserve the right to add new Subaccounts or close existing Subaccounts. We also reserve the right to eliminate the shares of any portfolio held by a Subaccount and to substitute shares of other underlying fund portfolios or of other registered open-end management investment companies. To the extent required by applicable law, substitutions of shares attributable to Your interest in a Subaccount will not be made without prior notice to You and the prior regulatory approval. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of variable annuity policies, or from affecting an exchange between series or classes of variable annuity policies on the basis of Your requests.
New Subaccounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us. Each additional Subaccount will purchase shares in an underlying fund portfolio or other investment vehicle. We may also close one or more Subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any Subaccount is closed, we will notify You and request a reallocation of the amounts invested in the closed Subaccount. If we do not receive additional instructions, any subsequent premium payments, or transfers (including Dollar Cost Averaging transactions or asset rebalance programs transactions) into a closed Subaccount will be re-allocated to the remaining available Investment Options according to the investment allocation instructions You previously provided. If Your previous investment allocation instructions do not include any available Investment Options, we will require new instructions. If we do not receive new instructions, the requested transaction will be canceled and any premium payment will be returned. Under asset rebalance programs the value remaining in the closed Subaccount will be excluded from any future rebalancing. The value of the closed Subaccount will continue to fluctuate due to portfolio performance, and may exceed the original rebalance percentages You requested. As You consider Your overall investment strategy within Your Policy, You should also consider whether or not to re-allocate the value remaining in the closed Subaccount to another Investment Option. If You decide to re-allocate the value of the closed Subaccount, You will need to provide us with instructions. Under certain situations involving death benefit adjustments for continued policies, if an Investment Option is closed to new investment, the amount that would have been allocated thereto will instead be allocated pro rata to the other current Investment Options You have value allocated to and which are open to new investment.
In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the Separate Account may be (1) operated as a management company under the 1940 Act or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required or (3) combined with one or more other Separate Accounts. To the extent permitted by applicable law, we also may (1) transfer the assets of the Separate Account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of Owners or other persons who have voting rights as to the Separate Account, (3) create new Separate Accounts, (4) add new Subaccounts to or remove existing Subaccounts from the Separate Account, or combine Subaccounts or (5) add new underlying fund portfolios, or substitute a new underlying fund portfolio for an existing underlying fund portfolio.
In addition, a Subaccount could become no longer available due to the liquidation of its corresponding underlying fund portfolio. To the extent permitted by applicable law, upon advance notice to You and unless You otherwise instruct us, we will:
1)
Re-allocate any Policy Value in the liquidated underlying fund portfolio to the money market Subaccount or a Subaccount investing in another underlying fund portfolio designated by us; and
2)
If You are using an automated transfer feature such as the Rebalancing program or Dollar Cost Averaging with the Subaccount for the portfolio, You should contact us immediately to make alternate arrangements. If you do not make alternate arrangements before the closure date, any subsequent allocations to the Subaccount for the portfolio will be directed to the Money Market Subaccount.
We reserve the right, subject to compliance with applicable law, to make certain changes to the Separate Account and its investments. We reserve the right to add new portfolios (or portfolio classes), close existing portfolios (or portfolio classes), or substitute portfolio shares that are held by any Subaccount for shares of a different portfolio. We will not add, delete or substitute any Underlying Fund Portfolio shares attributable to Your interest in a Subaccount without notice to You and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.
The Fixed Account
We do not guarantee that the Fixed Account will always be available. If available, premium payments allocated and amounts transferred to the Fixed Account become part of our general account. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures relating to interests in the general account are, however, subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.
While we do not guarantee that the Fixed Account will always be available for investment, we do guarantee that the interest credited to the Fixed Account when available will not be less than the guaranteed minimum effective annual interest rate shown on Your Policy (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the guaranteed minimum. At the end of the Guaranteed Period Option You selected, the value in that Guaranteed Period Option will automatically be transferred into the money market Subaccount or if a money market Subaccount is unavailable to a new Guaranteed Period Option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another Investment Option by giving us notice within 30 days before the end of the expiring guaranteed period.
Surrenders, withdrawals, transfers, and amounts applied to an Annuity Payment Option from a Guaranteed Period Option of the Fixed Account prior to the end of the guaranteed period are generally subject to an Excess Interest Adjustment. See ACCESS TO YOUR MONEY - Excess Interest Adjustment for more information about when an Excess Interest Adjustment applies. This adjustment will also be made to amounts that You apply to an Annuity Payment Option. The Excess Interest Adjustment will not decrease the interest credited to Your Policy below the guaranteed minimum. Please see Appendix – Excess Interest Adjustment Examples for an example showing the effect of a hypothetical Excess Interest Adjustment calculation.
We also guarantee that upon full surrender Your Cash Value attributable to the Fixed Account will not be less than the amount required by the applicable nonforfeiture law at the time the Policy is issued.
If You select the Fixed Account, when it is available, Your money will be placed with our other general assets. Assets in the Stable Account are not subject to Separate Account Annual Expenses as set forth under ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES. The amount of money You are able to accumulate in the Fixed Account during the accumulation phase depends upon the total interest credited. The amount of each annuity payment You receive during the income phase from the fixed portion of Your Policy will remain level for the entire income phase. The interest credited as well as principal invested in the Fixed Account is based on our claims-paying ability.
If You elect to have 3rd party advisory fees deducted from Your Policy, such deduction may reduce your Fixed Account value.
We reserve the right to refuse any premium payment or transfer to the Fixed Account.
Transfers
During the accumulation phase, You may make transfers to or from any Investment Option within certain limitations. Transfers out of a Guaranteed Period Option of the Fixed Account are limited to the following:
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Transfers at the end of a guaranteed period.
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Transfers of amounts equal to interest credited. This may affect Your overall interest-crediting rate, because unless otherwise directed, transfers are deemed to come from the oldest premium payment first.
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Other than at the end of a guaranteed period, transfers of amounts from the Guaranteed Period Option in excess of amounts equal to interest credited, are subject to an Excess Interest Adjustment. If it is a negative adjustment, the maximum amount You can transfer in any one Policy Year may be limited to 25% of the amount in that Guaranteed Period Option, less any previous transfers during the current Policy Year. If it is a positive adjustment, we do not limit the amount that You can transfer.  (Note: This restriction may prolong the period of time it takes to transfer the full amount in the Guaranteed Period Option of the Fixed Account.  You should carefully consider whether investment in the Fixed Account meets Your needs and investment criteria.) Please see Appendix - Excess Interest Adjustment Examples for an example showing the effect of a hypothetical Excess Interest Adjustment calculation.
In general, each transfer from a Subaccount must be at least $500, or the entire Subaccount value if less than $500. Transfers of interest from a Guaranteed Period Option of the Fixed Account must be at least $50. If less than $500 remains as a result of the transfer, then we reserve the right to include that amount in the transfer. Transfer requests must be received in good order while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. Transfer requests received in good order on non-Business Days or after our close of business on Business Days will get next-day pricing. See Sending Forms and Transaction Requests in Good Order.
The number of transfers permitted may be limited and a $10 charge for each transfer in excess of 12 in any Policy Year may apply. Currently, we do not charge a transfer fee but reserve the right to do so in the future. We reserve the right to prohibit transfers to the Fixed Account.
During the income phase, You may transfer values out of any Subaccount; however, You cannot transfer values out of the Fixed Account. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the annuity units in the Subaccount from which the transfer is being made.
Transfers made by telephone, or other electronic means acceptable to us, are subject to the limitations described in ADDITIONAL FEATURES - Telephone and Electronic Transactions.
Additional Restrictions for the Transamerica Income EdgeSM 1.2 and the Transamerica Principal OptimizerSM. If You elect the Transamerica Income EdgeSM 1.2 rider or the Transamerica Principal OptimizerSM rider, a certain percentage of Your Policy Value must be allocated to the Stable Account, the select Investment Options and the flexible Investment Options as specified below. See Transamerica Income EdgeSM 1.2 – Required Allocations and Transamerica Principal OptimizerSM - Required Allocations. Any transfer requests to and from the select Investment Options and flexible Investment Options will be validated using the prior Business Day’s Policy Value to ensure compliance with the required allocations for rebalancing at the time of the request. Transfer requests that do not comply with the required allocations for rebalancing will be deemed not in good order. Changes in Policy Values due to market movements on other dates will not be treated as a violation of the required allocations. Transfers to the Stable Account are not permitted except at the time of election of the rider. Transfers from the Stable Account are not permitted except upon termination of the rider.
Investment Restrictions
If You elect certain optional riders, You will be subject to Investment Restrictions requiring You to invest in certain underlying fund portfolios, which may be referred to (depending on Your rider) as designated Investment Options, flexible Investment Options and/or select Investment Options. In addition, the Transamerica Income EdgeSM 1.2 rider and the Transamerica Principal OptimizerSM rider may require You to invest in the Stable Account.
One or more of the underlying fund portfolios that may be designated, flexible or select Investment Options under an optional rider, in part, may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit Your participation in market gains; this may conflict with Your investment objectives by limiting Your ability to maximize potential growth of Your Policy Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing Policy Owners with the opportunity for smoother performance and better risk adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, You should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect Your Policy Value and rider benefits. Our requirement to invest in accordance with certain Investment Options, which may include volatility control, may reduce our costs and risks associated with the applicable riders. You pay an additional fee for the rider benefits which, in part, pays for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to You. You should carefully evaluate with Your financial professional whether to invest in underlying fund portfolios with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on Your investment objectives, Your Policy Value and the benefits under the riders. If You determine that underlying fund portfolios with volatility control strategies are not consistent with Your investment objectives, other Investment Options are available under the riders that do not invest in underlying fund portfolios that utilize volatility control strategies.
For more information about the underlying fund portfolios and the investment strategies they employ, please refer to the underlying fund portfolios' current prospectuses.

Market Timing and Disruptive Trading
Statement of Policy. This variable annuity Policy was not designed to accommodate market timing or facilitate frequent or large transfers among the Subaccounts or between the Subaccounts and the Fixed Account. (Both frequent and large transfers may be considered disruptive.)
Market timing and disruptive trading can adversely affect You, other Owners, beneficiaries and underlying fund portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a Subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These risks and costs are borne by all Owners invested in those Subaccounts, not just those making the transfers.
We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain Subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if You intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.
Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among Subaccounts of variable products issued by these other insurance companies or retirement plans.
Deterrence. If we determine You or anyone acting on Your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that Your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature sent to us only by U.S. mail. We may also restrict the transfer privileges of others acting on Your behalf, including Your registered representative or an asset allocation or investment advisory service.
We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some Owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by Owner or persons engaged in trading on behalf of Owners.
In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller underlying fund portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances; we may change the maximum dollar mount of permitted transfer quickly and without notice.
Please note: If You engage a third party investment adviser for asset allocation services, then You may be subject to these transfer restrictions because of the actions of Your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer Your variable annuity Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge You for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.
Under our current policies and procedures, we do not:
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impose redemption fees on transfers; or
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expressly limit the number or size of transfers in a given period except for certain Subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or
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provide a certain number of allowable transfers in a given period.
Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying fund portfolios or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.
In the absence of preventative transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is possible that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it.
Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable Investment Options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such Owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.
Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other Owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in market timing or disruptive trading among the Investment Options under the variable insurance product. In addition, we may not honor transfer requests if any variable Investment Option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.
Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. We do not monitor transfer requests for compliance with the frequent trading policies and procedures of the respective underlying fund portfolios.
We are required to provide to an underlying fund portfolio or its payee certain information about the trading activity of individual Owners. We are required to restrict or prohibit further purchases or transfers by specific Owners or persons acting on their behalf, if identified by an underlying fund portfolio as violating frequent trading policies.
Please read the underlying fund portfolio prospectus for information about restrictions on transfers.
Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and Separate Accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolio companies' ability to apply their respective frequent trading policies and procedures.

We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other Owners of underlying fund portfolio shares, as well as the Owners of all of the variable annuity or life insurance policies, including ours, whose variable Investment Options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing Your request.
EXPENSES
There are charges and expenses associated with Your Policy that reduce the return on Your investment in the Policy. In addition to the following charges, there are optional benefits that if selected, assess additional charges. Please see ADDITIONAL FEATURES for more information.
For more information on the impact of 3rd party advisory fee deductions on Your Policy Value, please see Surrenders and Withdrawals.
Transaction Expenses:
Excess Interest Adjustment
Surrenders, withdrawals, transfers, amounts applied when a death benefit is calculated, and amounts applied to an annuity option from the Fixed Account may be subject to an Excess Interest Adjustment. This adjustment could retroactively reduce the interest credited in the Fixed Account to the guaranteed minimum or increase the amount credited. This adjustment may also apply to amounts applied to an Annuity Payment Option. However, please note that a death benefit will not be reduced if the Excess Interest Adjustment results in a decrease in the Cash Value available to You. Please see Appendix - Excess Interest Adjustment Examples for an example showing the effect of a hypothetical Excess Interest Adjustment calculation. The Excess Interest Adjustment plays a role in calculating the total interest credited to the Fixed Account.
Premium Taxes
A deduction may also be made for premium taxes, if any, imposed on us by a state, municipality or other government agency. The tax, currently ranging from 0% to 3.50%, may be assessed at the time premium payments are made or when annuity payments begin. We may pay the premium tax at the time it is imposed. We may, at our discretion, deduct the total amount of premium taxes, if any, from the Policy Value when such taxes are due to the applicable taxing authority, You begin receiving annuity payments, You surrender the Policy or a death benefit is paid.
Federal, State and Local Taxes
We may in the future deduct charges from the Policy for any taxes we incur because of the Policy. However, no deductions are being made at the present time.
Special Service Fees
We currently deduct a charge for overnight delivery and duplicate policies. We reserve the right to deduct a charge for special services in the future, including non-sufficient checks on new business; duplicate Form 1099 and Form 5498 tax forms; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. We may charge a fee for each service performed and fees may vary based on the type of service but will not exceed the maximum Special Service Fee shown in the Fee Table.
Transfer Fee
You are generally allowed to make 12 free transfers per Policy Year before the Annuity Commencement Date. If You make more than 12 transfers per Policy Year, we reserve the right to charge for each additional transfer. Premium payments, Asset Rebalancing, and Dollar Cost Averaging transfers do not count as one of Your free transfers. All transfer requests made at the same time are treated as a single transfer. Currently, we are not charging for transfers, but reserve the right to do so in the future.

Base Contract Expenses:
Mortality and Expense Risk Fees
We charge a fee as compensation for bearing certain mortality and expense risks under the Policy. This fee is assessed daily based on the net asset value of each Subaccount. Examples of such risks include a guarantee of annuity rates, the death benefit, certain expenses of the Policy (including distribution related expenses), and assuming the risk that the current charges will be insufficient in the future to cover costs of selling, distributing and administering the Policy.
If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profit for any proper purpose, including distribution expenses.
Administrative Charges
We deduct a daily administrative charge to cover the costs of supporting and administering the Policy (including certain distribution-related expenses). This charge is equal to a percentage of the daily net asset value of each Subaccount during both the accumulation phase and the income phase.
Annual Service Charge
During the accumulation phase, an annual service charge of $35 (but not more than 2% of the Policy Value) is charged on each Policy anniversary and at surrender. The service charge is waived (up to a maximum of $50) if Your Policy Value or the sum or Your premiums, less all withdrawals, is at least $100,000.
Fund Facilitation Fee
We charge a Fund Facilitation Fee in order to make certain Portfolio Companies available as Investment Options under the policies. We apply the fee to Portfolio Companies that invest in underlying fund portfolios that do not provide us with the amount of revenue we require in order for us to meet our expenses and revenue targets. This fee is assessed daily based on the net asset value of Portfolio Companies that we specify, up to a maximum fee of 0.60%.
Optional Benefits
If You elect to purchase optional benefits, we will deduct an additional fee. For some optional benefits the fee is assessed against the daily net asset value of each Subaccount and for others it is deducted from each Investment Option in proportion to the amount of Policy Value in each Investment Option. Please refer to the ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES for the list of fees for each optional benefit and Optional Benefit Riders section for more information.
Underlying Fund Portfolio Fees and Expenses
The value of the assets in each Subaccount will reflect the fees and expenses paid by the underlying Fund Portfolios. The lowest and highest Underlying Fund Portfolio expenses for the previous calendar year are found in ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES in this prospectus. See the prospectuses for the Underlying Fund Portfolios for more information.
Reduced Fees and Charges
We may, at our discretion, reduce or eliminate certain fees and charges for certain policies (including employer-sponsored savings plans) which may result in decreased costs and expenses.
Revenue We Receive
This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the underlying fund portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are described further below. While only certain of the types of payments described below may be made in connection with Your particular Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including Your Policy.

We (and/or our affiliates) may receive some or all of the following types of payments:
● Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, LLC (“TCL”) who is the principal underwriter for the policies, indirectly receive 12b-1 fees from certain underlying fund portfolios available as Investment Options under our variable insurance products. Any 12b-1 fees received by TCL that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.50% of the average daily assets of the certain underlying fund portfolios attributable to the policies and to certain other variable insurance products that we and our affiliates issue. These fees are paid from the underlying fund portfolios’ assets. Policy Owners, through their indirect investment in the underlying fund portfolios, bear the costs of 12b-1 fees (see the prospectuses for the underlying fund portfolios for more information).
● Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates, including TCL. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realized on the advisory fee deducted from underlying fund portfolio assets. Policy Owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying fund portfolios for more information). The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular underlying fund portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.
The following chart provides the maximum combined percentages of Support Fees and underlying fund portfolio fees (i.e. sub-transfer agent, Rule 12b-1, and Shareholder Services) that we anticipate will be paid to us on an annual basis.
Incoming Payments to Us and/or TCI
Underlying Fund Portfolio	Maximum Fee % of assets
TRANSAMERICA SERIES TRUST (“TST”)	0.25%
AB VARIABLE PRODUCTS SERIES FUND, INC.	0.45%
AMERICAN FUNDS INSURANCE SERIES® TRUST	0.50%
FIDELITY® VARIABLE INSURANCE PRODUCTS FUND	0.395%
STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.	0.45%
NOTES TO INCOMING PAYMENTS TABLE:
Maximum Fee % of assets: Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the Subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on assets invested in Subaccounts that are closed to new premium payments, depending on the terms of the agreements supporting those payments and on the services provided.
TST: Because TST is managed by TAM, an affiliate of ours, there are additional benefits to us and our affiliates for amounts You allocate to the TST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us and to provide administrative services to the policyholders who invest in Subaccounts that invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is subadvised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are subadvised by non-affiliated entities. During 2024 we received approximately $175.4 million for Transamerica Life Insurance Company and $12.1 million for Transamerica Financial Life Insurance Company in benefits from TAM pursuant to these arrangements. This includes the 0.25% amount in the above chart. We anticipate that the amounts will decline in 2023.
Fidelity® Variable Insurance Products Fund: We receive this percentage once $100 million in shares are held by the Subaccounts of ours and our affiliates.
Other Payments. TCL also serves as the wholesale distributor for the policies, and in that capacity directly or indirectly receives additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the underlying fund portfolios (or their affiliates) with regard to variable insurance products and/or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying fund portfolio assets. Owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees. Certain advisers and sub-advisers of the underlying fund portfolios (or their affiliates):
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may directly or indirectly pay TCL conference sponsorship or marketing allowance payments that provides such advisers and sub-advisers with access to TCL's wholesalers at TCL's national and regional sales conferences as well as internal and external meetings and events that are attended by TCL's wholesalers and/or other TCL employees.

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may provide our affiliates and/or selling firms (Advisors and Broker/Dealers are referred to as selling firms) with wholesaling services to assist us in the distribution of the policies.
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may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the underlying fund portfolios and to assist with their promotional efforts. The amounts may be significant and these arrangements provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the policies.
For the calendar year ended December 31, 2024, TCL and its affiliates received revenue sharing payments from asset managers including Aegon Asset Management ● BlackRock ● Great Lake Advisors ● J.P. Morgan Asset Management ● Janus Henderson Investors ● Madison Investments ● Milliman Financial Risk Management ● Morgan Stanley Investment Management ● PGIM Quantitative Solutions ● PineBridge Investments ● Systematic Financial ● Thompson Siegel and Walmsley ● Wellington Management Company ● Westfield Capital Management and Goldman Sachs in the amount of $476,400.00 to participate in TCL sponsored events.
Please note some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.
Proceeds from certain of these payments by the underlying fund portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the Policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.
For further details about the compensation payments we make in connection with the sale of the policies, see OTHER INFORMATION - Distribution of the Policies in this prospectus.
general description of the policy
Ownership
You, as Owner of the Policy, exercise all rights under the Policy. You can generally change the Owner at any time by notifying us in writing at our Administrative Office. If we do not have an originating signature or guaranteed signature on file or if the Company suspects fraud, we may require a notarized signature. There may be limitations on Your ability to change the ownership of a qualified Policy. An ownership change may be a taxable event.
Beneficiary
The beneficiary designation will remain in effect until changed. The Owner may change the designated beneficiary by sending us Written Notice. The beneficiary's consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the Owner may then designate a new beneficiary.) We will not be liable for any payment made before the Written Notice is received in our Administrative Office. If more than one beneficiary is designated, and the Owner fails to specify their interests, they will share equally. If, upon the death of the Annuitant, there is a surviving Owner (s), then the surviving Owner (s) automatically takes the place of any beneficiary designation.
Assignment
You can also generally assign the Policy any time during Your lifetime. We will not be bound by the assignment until we receive Written Notice of the assignment in good order at our Administrative Office and approve it. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be liable for any payment or other action we take in accordance with the Policy before we approve the assignment. There may be limitations on Your ability to assign a qualified Policy. An assignment may have tax consequences.
Termination for Low Value
If a withdrawal or fee (including an optional rider fee, administrative fee, or Owner transaction fee) reduces Your Cash Value below the minimum specified in Your Policy, we reserve the right to terminate Your Policy and send You a full distribution of Your remaining Cash Value. All benefits associated with Your annuity Policy will be terminated. Federal law may impose restrictions on our right to terminate certain qualified policies. We do not currently anticipate exercising this right if You have certain optional benefits, however, we reserve the right to do so.

Certain Offers
From time to time, we have (and we may again) offered You some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.
When we make an offer, we may vary the offer amount, up or down, among the same group of Policy Owners based on certain criteria such as account value, the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether You have taken any withdrawal that has caused a pro rata reduction in Your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of Policy Owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining Policy Owners in the same group.
If You accept an offer that requires You to terminate a guaranteed benefit and You retain Your Policy, we will no longer charge You for the benefit, and You will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.
We may also make an offer to You to exchange an existing rider for a different rider.
Exchanges and/or Reinstatements
You can generally exchange a nonqualified annuity Policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or transfer qualified policies directly to another life insurance company as a “trustee-to-trustee transfer”. Before making an exchange or transfer, You should compare both annuities carefully. Remember that if You exchange or transfer another annuity for the one described in this prospectus, then You may pay a surrender charge on the other annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange or transfer another annuity for this one unless You determine, after knowing all the facts, that the exchange or transfer is in Your best interest and not just better for the person trying to sell You this Policy (that person will generally earn a commission if You buy this Policy through an exchange, transfer or otherwise).
You may ask us to reinstate Your Policy after such an exchange, transfer, withdrawal or surrender and in certain limited circumstances we will allow You to do so by returning the same total dollar amount of funds distributed to the applicable Investment Options. The dollar amount will be used to purchase new Accumulation Units at the then current price. In the event any Subaccount previously invested in is closed and we don’t receive additional instructions, funds will be reallocated to the remaining available Investment Options according to the investment allocation instructions You previously provided. Because of changes in market value, Your new Accumulation Units may be worth more or less than the units You previously owned. Generally for non-qualified annuity reinstatements, unless You return the original company check, if a portion of the prior withdrawal was taxable, we are required to report the taxable amount from the distribution even though the funds have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which You will receive in January of the year following the distribution. Qualified annuity reinstatements may be subject to the same tax reporting and rollover requirements. We recommend that You consult a tax professional to explain the possible tax consequences of reinstatements.
ACCESS TO YOUR MONEY
During the accumulation phase, You can have access to the money in Your Policy in the following ways:
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by taking a withdrawal or surrender; or
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by taking systematic payouts (See ADDITIONAL FEATURES - Systematic Payout Option for more details).
Surrenders and Withdrawals
During the accumulation phase, if You take a full withdrawal (surrender) You will receive Your Cash Value. If You want to take a withdrawal, in most cases it must be for at least $500. Certain optional benefits have specific requirements regarding the order in which withdrawals can be taken from Investment Options. Unless You tell us otherwise, we will take the withdrawal from each of the Investment Options in proportion to the Policy Value. Surrenders may be referred to as withdrawals on Your Policy statement and other documents.
Remember that any withdrawal You take will reduce the Policy Value, and the amount of the death benefit. See DEATH BENEFIT, for more details. A withdrawal also may have a negative impact on certain other benefits and guarantees of Your Policy. See ADDITIONAL FEATURES, for more details.

Withdrawals from the Fixed Account may be subject to an Excess Interest Adjustment. Income taxes, federal tax penalties and certain restrictions may apply to any withdrawals You take.
Withdrawals from qualified policies may be restricted or prohibited.
During the income phase, You will receive annuity payments under the Annuity Payment Option You select; however, You generally may not take any other withdrawals.
Please note: As discussed under OTHER INFORMATION - Distribution of Policies - Compensation to Investment Advisors and Broker-Dealers Selling the Policies, any fees that You pay Your selling firm are separate from and in addition to the fees and expenses of the policy. If You elect to have these fees deducted from Your policy through withdrawals, such withdrawals will reduce Your Policy Value, may have tax consequences, and may reduce the value of any optional living or death benefit riders that You have elected (perhaps significantly) and may cause termination. See Appendix - Advisory Fee Withdrawal Examples.
An Advisory Fee Withdrawal is a withdrawal deducted from Your Policy Value and paid directly to Your advisor, asset manager or broker/dealer in a payment frequency, e.g. quarterly, determined by You on Your behalf. Advisory fees will be deducted pro rata as a percentage of Policy Value across all Investment Options including the Fixed Account. You must complete an authorization form to allow these deductions, and You may revoke such authorization at any time at Your discretion by contacting our Administrative Office. Applying the Advisory Fee Withdrawal Maximum Percentage shown in Your contract to Your Policy Value determines the Maximum Advisory Fee Amount allowed for Advisory Fee Withdrawals. When an Advisory Fee Withdrawal is taken, certain aspects of the policy and optional riders can be affected. The below examples reflect the impacts of taking Advisory Fee Withdrawals.
Advisory Fee Withdrawals that are less than or equal to the Advisory Fee Withdrawal Maximum Percentage will be treated as withdrawals for purposes of calculating Policy Value, Minimum Required Cash Value and Additional Death Distribution+.
Advisory Fee Withdrawals that are less than or equal to the Advisory Fee Withdrawal Maximum Percentage will not be treated as withdrawals for purposes of calculating Excess Interest Adjustment (if applicable), Waiver threshold for the Service Charge, Rider Earnings for the Additional Death Distribution Rider, Withdrawal Base (for TIE 1.2 and TPO), WBC (for RIC 1.7 and RIM 1.2), RWA, RDB, Required Minimum Distributions, Guaranteed Future Value and Guaranteed Minimum Death Benefits.
Advisory Fee Withdrawals that are in excess of the Advisory Fee Withdrawal Maximum Percentage will be treated as withdrawals for purposes of calculating Excess Interest Adjustment, Waiver threshold for the Service Charge, Rider Earnings for the Additional Death Distribution Rider, Withdrawal Base (for TIE 1.2 and TPO), WBC (for RIC 1.7 and RIM 1.2), RWA, RDB, Guaranteed Future Value and Adjusted Withdrawals (for Return of Premium and Step-up Death Benefits). See Appendix - Advisory Fee Withdrawal Examples.
Delay of Payment and Transfer
Payment of any amount due from the Separate Account for a surrender, a death benefit, or the death of the Owner of a nonqualified Policy, will generally occur within seven days from the date we receive in good order all required information at our Administrative Office. We may defer such payment from the Separate Account if:
●
the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted;
●
an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or
●
the SEC permits a delay for the protection of Owners.
Transfers of amounts from the Subaccounts also may be deferred under these circumstances. In addition, if, pursuant to SEC rules, the Transamerica BlackRock Government Money Market VP portfolio (or any money market portfolio offered under this Policy) suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, surrender, withdrawal, loan, or death benefit from the TA BlackRock Government Money Market Subaccount until the portfolio is liquidated.
Any payment or transfer request which is not in good order will cause a delay. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.
Pursuant to the requirements of certain state laws, we reserve the right to defer payment of the Cash Value from the Fixed Account for up to six months. We may defer payment of any amount until Your premium payment check has cleared Your bank.
Excess Interest Adjustment
Surrenders, withdrawals, transfers, and amounts applied to an annuity option, from a Guaranteed Period Option of the Fixed Account before the end of its guaranteed period (the number of years You specified the money would remain in the Guaranteed Period Option) may be subject to an Excess Interest Adjustment. If, at the time of such transactions the guaranteed interest rate set by us for the applicable period has risen since the date of the initial guarantee, the Excess Interest Adjustment will result in a lower Cash Value (but not below the Excess Interest Adjustment floor described in Appendix - Excess Interest Adjustment Examples). However, if the guaranteed interest rate for the applicable period has fallen since the date of the initial guarantee, the Excess Interest Adjustment will result in a higher Cash Value upon withdrawal, surrender or transfer. Please see Appendix - Excess Interest Adjustment Examples to see how the Excess Interest Adjustment is calculated and illustrative examples using hypothetical values.
Any amount withdrawn in excess of the cumulative interest credited for that Guaranteed Period Option is generally subject to an Excess Interest Adjustment. An Excess Interest Adjustment may also be made on amounts applied to an Annuity Payment Option.
The formula that will be used to determine the Excess Interest Adjustment is:
S* (G-C)* (M/12)
S	=
Is the amount (before premium taxes and the application of any Guaranteed
Minimum Death Benefits, if any) being surrendered, withdrawn, transferred, paid upon death, or applied to an income option that is subject to the Excess Interest
Adjustment;

G	=	Is the guaranteed interest rate for the guaranteed period applicable to “S”;
C	=
Is the current guaranteed interest rate then being offered on new premium payments for the next longer option period than “M”. If this Policy form or such an option period is no longer offered, “C” will be the U.S. Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month,

M	=	Number of months remaining in the current option period for “S”, rounded up to the next higher whole number of months; and
*	=	Multiplication
Please see Appendix - Excess Interest Adjustment Examples for more detailed information concerning the Excess Interest Adjustment calculation.
Please note: As discussed under OTHER INFORMATION - Distribution of Policies - Compensation to Investment Advisors and Broker-Dealers Selling the Policies, any fees that You pay Your selling firm are separate from and in addition to the fees and expenses of the policy. If You elect to have these fees deducted from Your policy through withdrawals, such withdrawals will reduce Your Policy Value, may have tax consequences, may be treated as withdrawals for purposes of calculating Excess Interest Adjustment and may reduce the value of any optional living or death benefit riders that You have elected (perhaps significantly) and may cause termination. Advisory Fee Withdrawals in excess of the Advisory Fee Maximum Withdrawal Percentage could impact Your benefits, and would be determined by the appropriate proportional formula. Given the significant effect such deductions could have on Policy benefits, Owners are encouraged to discuss with their financial professionals the impact of deducting Advisory Fees from Policy Value prior to making any election. See Appendix - Advisory Fee Withdrawal Examples.
There will be no Excess Interest Adjustment on any of the following:
●
withdrawals or transfers of cumulative interest credited for that Guaranteed Period Option;
●
Nursing Care and Terminal Condition Waiver withdrawals;
●
transfers from a Dollar Cost Averaging fixed source;
●
withdrawals to satisfy any minimum distribution requirements;
●
systematic withdrawals, which do not exceed cumulative interest credited at the time of payment; and
●
the Stable Account as defined in the glossary.
Please note that in these circumstances You will not receive a higher Cash Value if interest rates have fallen nor will You receive a lower Cash Value if interest rates have risen.
The Excess Interest Adjustment may not be applicable for all policies.
Signature Guarantee
As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:
●
Any withdrawals or surrenders over $250,000 unless it is a custodial owned annuity;
●
Any non-electronic disbursement request made on or within 15 days of a change to the address of record for the Policy Owner’s account;
●
Any electronic fund transfer instruction changes on or within 15 days of an address change;

●
Any withdrawal or surrender when we have been directed to send proceeds to a different personal address from the address of record for that Owner. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same Owner in a “tax-free exchange”;
●
Any withdrawal or surrender when we do not have an originating or guaranteed signature on file unless it is a custodial owned annuity;
●
Any other transaction we require.
We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800)525-6205.
You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which You do business. A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee.
ANNUITY PAYMENTS (THE INCOME PHASE)
Upon the Annuity Commencement Date, which is the date Your Policy is Annuitized and annuity payments begin, Your annuity switches from the accumulation phase to the income phase. You can generally change the Annuity Commencement Date by giving us 30 days notice with the new date or age. Unless required by state law this date cannot be earlier than the third Policy anniversary. The latest Annuity Commencement Date generally cannot be later than the last day of the month following the month in which the Annuitant attains age 99 (earlier if required by state law).
Before the Annuity Commencement Date, if the Annuitant is alive, You may choose an Annuity Payment Option or change Your election. If the Annuitant dies before the Annuity Commencement Date, the death benefit is payable in a lump sum or under one of the Annuity Payment Options (unless the surviving spouse is eligible to and elects to continue the Policy). If the Annuitant dies after the Annuity Commencement Date, no death benefit is payable and any remaining guaranteed payment will be paid to the beneficiary as provided for in the annuity income option elected.
Your Policy may not be “partially” Annuitized, i.e., You may not apply a portion of Your Policy Value to an annuity option while keeping the remainder of Your Policy in force.
Unless You specify otherwise, the Owner will receive the annuity payments. After the Annuitant's death, the beneficiary You designate at Annuitization will receive any remaining guaranteed payments.
Annuity Payment Options
The Policy provides several Annuity Payment Options (also known as income options) that are described below. You may choose any combination of Annuity Payment Options. We will use Your Adjusted Policy Value to provide these annuity payments. If the Adjusted Policy Value on the Annuity Commencement Date is less than $2,000, we reserve the right to pay it in one lump sum in lieu of applying it under an Annuity Payment Option. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (We reserve the right to change the frequency if annuity payments would be less than the amount specified in Your Policy.) We may require proof of life before making annuity payments.
In deciding on which Annuity Payment Option to elect, You must decide if fixed or variable payments are better for You. If You choose to receive fixed annuity payments, then the amount of each payment will be set on the Annuity Commencement Date and will not change. You may, however, choose to receive variable annuity payments. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the Policy. The dollar amount of additional variable annuity payments will vary based on the investment performance of the Subaccount(s) You select. The dollar amount of each variable annuity payment after the first may increase, decrease, or remain constant. If the actual investment performance (net of fees and expenses) exactly matched the Assumed Investment Return of 3% at all times, the amount of each variable annuity payment would remain constant. If actual investment performance (net of fees and expenses) exceeds the Assumed Investment Return, the amount of the variable annuity payments would increase.
For example, assume the first monthly variable annuity payment is $500.00, further assume that the investment performance for the 1st month is an 8.00% annual rate of return, then the second monthly variable annuity payment would increase to $501.37. Conversely, if actual investment performance (net of fees and expenses) is lower than the Assumed Investment Return, the amount of the variable annuity payments would decrease. Continuing from the previous example, further assume that the investment performance for the 2nd month is a -2.00% annual rate of return, then the 3rd monthly variable payment would decrease to $498.88.
You must also decide if You want Your annuity payments to be guaranteed for the Annuitant's lifetime, a period certain, or a combination thereof. Generally, annuity payments will be lower if You combine a period certain, guaranteed amount, or liquidity with a lifetime guarantee (e.g., Life Income with 10 years Certain and Life with Guaranteed Return of Policy proceeds). Likewise, annuity payments will also generally be lower the longer the period certain (because You are guaranteed payments for a longer time).
A charge for premium taxes and an Excess Interest Adjustment may be made when annuity payments begin.
The Annuity Payment Options currently available are explained below. Some options are fixed only. You will not be able to withdraw any Cash Value after the Annuity Commencement Date.
Income for a Specified Period (fixed only). We will make level annuity payments only for a fixed period. No assets will remain at the end of the period. If Your Policy is a qualified Policy, this Annuity Payment Option may not satisfy minimum required distribution rules. Consult a financial professional before electing this option.
Income of a Specified Amount (fixed only). Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. This will be a series of level annuity payments followed by a smaller final annuity payment. If Your Policy is a qualified Policy, this Annuity Payment Option may not satisfy minimum required distribution rules. Consult a financial professional before electing this option.
Life Income. You may choose between:
●
No Period Certain (fixed or variable) - Payments will be made only during the Annuitant's lifetime. The last annuity payment will be the payment immediately before the Annuitant's death. If You choose this option and the Annuitant dies before the due date of the first annuity payment no payments will be made.
●
10 Years Certain (fixed or variable) - Payments will be made for the longer of the Annuitant's lifetime or ten years.
●
Guaranteed Return of Policy Proceeds (fixed only) - Payments will be made for the longer of the Annuitant's lifetime or until the total dollar amount of annuity payments we made to You equals the Annuitized amount (i.e., the Adjusted Policy Value less premium tax, if applicable).
Joint and Survivor Annuity. You may choose:
●
No Period Certain (fixed or variable) - Payments are made during the joint lifetime of the Annuitant and a joint Annuitant of Your selection. Annuity payments will be made as long as either person is living. If You choose this option and both joint Annuitants die before the due date of the first annuity payment no payments will be made.
●
10 Year Certain (fixed only) - Payments will be made for the longer of the lifetime of the Annuitant and joint Annuitant or ten years.
Other Annuity Payment Options may be arranged by agreement with us. Some Annuity Payment Options may not be available for all policies, all ages or we may limit certain Annuity Payment Options to ensure they comply with the applicable tax law provisions.
NOTE CAREFULLY
IF:
●
You choose Life Income with No Period Certain or a Joint and Survivor Annuity with No Period Certain; and
●
the Annuitant dies (or both joint Annuitants die) before the due date of the second (third, fourth, etc.) annuity payment;
THEN:
●
we may make only one (two, three, etc.) annuity payments.
IF:
●
You choose Income for a Specified Period, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and
●
the person receiving annuity payments dies prior to the end of the guaranteed period;
THEN:
●
the remaining guaranteed annuity payments will be continued to a new payee, or their present value may be paid in a single sum.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee's address of record. The person receiving annuity payments is responsible for keeping us informed of his/her current address.
You must Annuitize Your Policy no later than the maximum Annuity Commencement Date specified in Your Policy (earlier for certain distribution channels) or a later date if agreed to by us. If You do not elect an Annuity Payment Option, the default option will be variable payments under Life with 10 Years Certain. If any portion of the default Annuitization is a variable payout option, then annuity units will be purchased proportionally based off Your available current investment allocations. Please note, all benefits (including guaranteed minimum death benefits and living benefits) terminate upon Annuitization. The only benefits that remain include the guarantees provided under the terms of the annuity option.
Please Note: If You Annuitize before the maximum Annuity Commencement Date, the payments You receive under the Annuity Payment Options may be less than the guaranteed minimum payments You are entitled to under a GLWB rider (if elected). Please consult a financial professional about the advisability of Annuitization before the maximum commencement date and the Annuity Payment options available to You.
Benefits Available Under the Policy
The following table summarizes information about the benefits available under the Policy.
Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
“Base Policy” Death Benefit
Pays base death benefit
generally equal to the greatest of
Policy Value, Cash Value plus
positive Excess Interest
Adjustment and Fixed Account
portion of minimum required
Cash Value plus the Separate
Account portion of the Policy
Value.
		Standard	No Charge
●Available only at purchase.
●Cannot change death benefit
once elected.
●Death benefit terminates
without value upon
Annuitization.
●If Policy Owner elects to pay
advisory fees from their
policy, then this deduction
will reduce death benefits and
other guaranteed benefits,
may be subject to federal and
state income taxes and may be
subject to a 10% federal
penalty tax.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Return of Premium Death Benefit	Pays minimum death benefit equal to total premium payments (minus adjusted withdrawals as of the date of death, and minus withdrawals from the date of death to the date the death benefit is paid).	Optional	0.10% annually of average Separate Account Value
●Available only at purchase.
●Cannot change death benefit
once elected.
●Not available if You or
Annuitant is 86 or older on
Policy Date.
●Must allocate 100% of Policy
Value to designated
Investment Options.
●Withdrawals can significantly
reduce benefit value or
terminate benefit.
●Terminates upon
Annuitization.
●If Policy Owner elects to pay
advisory fees from their
policy, then this deduction
will reduce death benefits and
other guaranteed benefits,
may be subject to federal and
state income taxes and may be
subject to a 10% federal
penalty tax.

Annual Step-Up Death Benefit	Pays death benefit equal to highest Policy Value on Policy Date or on any Policy Anniversary prior to Annuitant’s 81st birthday (adjusted for premium payments and withdrawals).	Optional	0.40% annually of average Separate Account Value
●Available only at purchase.
●Cannot change death benefit
once elected.
●Not available if You or
Annuitant is 76 or older on
Policy Date.
●Must allocate 100% of Policy
Value to designated
Investment Options.
●Withdrawals can significantly
reduce benefit value or
terminate benefit.
●”Step-Up” ends on Policy
Anniversary prior to Your
81st birthday.
●Terminates upon
Annuitization
●If Policy Owner elects to pay
advisory fees from their
policy, then this deduction
will reduce death benefits and
other guaranteed benefits,
may be subject to federal and
state income taxes and may be
subject to a 10% federal
penalty tax.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Additional Death DistributionSM	Pays an additional death benefit amount based on any rider earnings, since the rider was issued.	Optional	0.25% annually of the Policy Value
●This rider is no longer
available.
●Was available for issue ages
through 75 and younger.
●Was not available to Inherited
IRAs.
●Was available only with
Return of Premium Death
Benefit or Annual Step-Up
Death Benefit and subject to
the same Investment
Restrictions.
●Additional benefit amount
varies by issue age.
●Terminates upon
Annuitization.
●If Policy Owner elects to pay
advisory fees from their
policy, then this deduction
will reduce death benefits and
other guaranteed benefits,
may be subject to federal and
state income taxes and may be
subject to a 10% federal
penalty tax.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Additional Death Distribution+SM	Pays an additional death benefit amount that varies depending on time elapsed since rider date.	Optional	0.55% annually of the Policy Value
●This rider is no longer
available.
●Was available only for issue
ages 69 and younger.
●Not available to Inherited
IRAs.
●Was available only with the
Return of Premium Death
Benefit or Annual Step-Up
Death Benefit, and subject to
the same Investment
Restrictions.
●Additional benefit amount
during first five years after
rider date equal to sum of all
rider fees paid since rider
date, after five years, benefit
equal to percentage of rider
benefit base.
●Terminates upon
Annuitization.
●If Policy Owner elects to pay
advisory fees from their
policy, then this deduction
will reduce death benefits and
other guaranteed benefits,
may be subject to federal and
state income taxes and may be
subject to a 10% federal
penalty tax.

Nursing Care and Terminal Condition Waiver	Waives Excess Interest Adjustments if You or Your spouse are confined to a nursing home or have terminal illness.	Standard	No charge	●Withdrawals are subject to a $1,000 minimum. ●Qualifying conditions related to nursing home stay and terminal illness. ●May not be available in all states.
Unemployment Waiver	Waives Excess Interest Adjustments if You or Your spouse become unemployed due to involuntary job termination or lay-off.	Standard	No charge
●Qualifying conditions related
to job termination and job
history.
●Must be unemployed for a
certain period of time prior to
taking withdrawal, be
receiving unemployment
benefits, and have $5,000
minimum in Cash Value.
●May not be available in all
states.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Dollar Cost Averaging Program
Allows You to automatically
make transfers into one or more
Subaccounts in accordance with
Your allocation instructions in
order, on average, to buy more
Accumulation Units when
prices are low and fewer
Accumulation Units when
prices are high.
		Standard	No charge
●Traditional – A minimum of
$500 per transfer is required.
●Minimum and maximum
number of transfers.
●Special – Limited to six
month or twelve-month
transfer program and only
available for new premium
payments.
●May not be available in all
states.

Asset Rebalancing	Automatically rebalances the amounts in Your Subaccounts to maintain Your desired asset allocation percentages.	Standard	No charge	●Does not include any amounts allocated to the Fixed Account.
Systematic Payout Option	Provides monthly, quarterly, semi-annual or annual withdrawals.	Optional	No Charge
●Subject to $40 minimum
withdrawals.
●Systematic withdrawals in
excess of cumulative interest
credited from Guaranteed
Period Options may be
subject to Excess Interest
Adjustment.
●Systematic withdrawals can
significantly reduce benefit
value or terminate benefit.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Transamerica Principal OptimizerSM Rider	Provides both a Guaranteed Lifetime Withdrawal Benefit and a Guaranteed Minimum Accumulation Benefit.	Optional	2.50% annually of the Rider Fee Basis
●Cannot be added to a Policy
with another active
Guaranteed Minimum Living
Benefit Rider, or with
Inherited IRA policies.
●Please note: For policies
issued in the state of New
York, please see Appendix -
State Variations section for
rider availability.
●Available for
Annuitant/Annuitant’s spouse
younger than age 86 unless
state law requires further
restrictions.
●Rider fees subject to increase
(or decrease) at the time of
any automatic step-up of the
withdrawal base. You can opt
out of any step-up (and fee
increase).
●Joint Life options are
available subject to certain
restrictions and differences
including our right to charge
a higher fee and provide lower
annual withdrawal amounts.
●Must allocate a certain
percentage of the Policy Value
to the Stable Account, the
select Investment Options
and the flexible Investment
Options.
●Guaranteed minimum
accumulation portion of
benefit applies only if rider is
held for the waiting period
You elect (7 or 10 years).
●Rider withdrawal amount
under guaranteed minimum
withdrawal equal to the
withdrawal base multiplied by
the withdrawal percentage.
●Excess withdrawals could
significantly reduce or
terminate benefit.
●Benefit terminates upon
Annuitization.
●If Policy Owner elects to pay
advisory fees from their
Policy, then this deduction
will reduce death benefits and
other guaranteed benefits,
may be subject to federal and
state income taxes and may be
subject to a 10% federal
penalty tax.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Retirement Income Max® 1.2 Rider	Provides Guaranteed Lifetime Withdrawal Benefit amount, which can be withdrawn in any rider year after age 59.	Optional	2.50% annually of the Withdrawal Base
●This rider is no longer
available.
●Could not be added to a
Policy with another active
Guaranteed Minimum Living
Benefit, or with Inherited
IRA policies.
●Rider fees subject to increase
(or decrease) at the time of
any automatic step-up of the
withdrawal base. You can opt
out of any step-up (and fee
increase).
●Was available for
Annuitant/Annuitant’s spouse
younger than age 86 unless
state law requires further
restrictions.
●Joint Life options available
subject to certain restrictions
and differences, including
right to charge higher fee and
provide lower annual
withdrawal amounts.
●Rider fees subject to increase
(or decrease) at time of any
automatic step-up of
withdrawal base. You can opt
out of any step-up of
withdrawal base.
●Policy Value must be
allocated to designated
Investment Options.
●Excess withdrawals may
significantly reduce or
terminated the benefit.
●Terminates upon
Annuitization.
●If Policy Owner elects to pay
advisory fees from their
Policy, then this deduction
will reduce death benefits and
other guaranteed benefits,
may be subject to federal and
state income taxes and may be
subject to a 10% federal
penalty tax.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Retirement Income Choice 1.7 Rider	Provides Guaranteed Lifetime Withdrawal Benefit amount, which can be withdrawn in any rider year after age 59. Also provides death protection and/or long-term care for an additional fee.	Optional
2.50% annually of
the Withdrawal Base
Death Benefit Rider
to base benefit:
0.55% annually
(Single Life) or
0.50% annually
(Joint Life), of
Withdrawal Base.
Income
Enhancement
Option: 0.45%
annually (Single Life)
or 0.65% annually
(Joint Life) of
Withdrawal Base.
If qualifications are
met, the Income
Enhancement
Option increases the
income benefit
percentage by 50%

●This rider is no longer
available.
●Could not be added to a
Policy with another active
Guaranteed Minimum Living
Benefit, or with Inherited
IRA policies.
●Was available for
Annuitant/Annuitant’s spouse
younger than age 86 unless
state law requires further
restrictions.
●Joint Life options available
subject to certain restrictions
and differences, including
right to charge higher fee and
provide lower annual
withdrawal amounts.
●Rider fees subject to increase
(or decrease) at the time of
any automatic step-up of the
withdrawal base. You can opt
out of any step-up (and fee
increase).
●Policy Value must be
allocated to designated
Investment Options.
●Excess withdrawals could
significantly reduce or
terminate the benefits.
●The Income Enhancement
Option subject to qualifying
conditions, including
conditions related to the
hospital and/or nursing home
stay.
●If Policy Owner elects to pay
advisory fees from their
Policy, then this deduction
will reduce death benefits and
other guaranteed benefits,
may be subject to federal and
state income taxes and may be
subject to a 10% federal
penalty tax.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Transamerica Income EdgeSM 1.2 Rider	Provides Guaranteed Lifetime Withdrawal Benefit amount, which can be withdrawn in any rider year after age 59.	Optional	2.50% annually of Withdrawal Base
●Cannot be added to a Policy
with another active
Guaranteed Minimum Living
Benefit Rider, or with
Inherited IRA policies.
●Available for
Annuitant/Annuitant’s spouse
younger than age 86 unless
state law requires further
restrictions.
●Joint Life options available
subject to certain restrictions
and differences, including
right to charge higher fee and
provide lower annual
withdrawal amounts.
●Rider fees subject to increase
(or decrease) at the time of
any automatic step-up of the
withdrawal base. You can opt
out of any step-up (and fee
increase).
●Benefit is subject to
Investment Restrictions,
including a certain percentage
of Your Policy Value must be
allocated to the Stable
Account.
●Rider withdrawal amount
under guaranteed minimum
withdrawal equal to the
withdrawal base multiplied by
the withdrawal percentage.
●Excess withdrawals could
significantly reduce or
terminate the benefits.
●If Policy Owner elects to pay
advisory fees from their
policy, then this deduction
will reduce death benefits and
other guaranteed benefits,
may be subject to federal and
state income taxes and may be
subject to a 10% federal
penalty tax.
●Benefit terminates upon
Annuitization.

DEATH BENEFIT
We will pay a death benefit to Your beneficiary, under certain circumstances, if the Annuitant dies during the accumulation phase. If there is a surviving Owner(s) when the Annuitant dies, the surviving Owner(s) will receive the death benefit instead of the listed beneficiary. The person receiving the death benefit may choose an Annuity Payment Option (if You pick a variable Annuity Payment Option fees and expenses will apply), or may choose to receive the death benefit as a lump sum withdrawal. The guarantees of these death benefits are based on our claims-paying ability. No death benefit will be payable upon or after the Annuity Commencement Date. Please note that there is a mandatory Annuity Commencement Date. See ANNUITY PAYMENTS (THE INCOME PHASE) section in this prospectus.
We will determine the amount of and process the death benefit proceeds, if any are payable on a Policy, upon receipt at our Administrative Office of satisfactory proof of the Annuitant's death, directions regarding how to process the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For policies with multiple beneficiaries, we will process the death benefit when the first beneficiary provides us with due proof of their share of the Death Proceeds. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk until they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death”. See Abandoned or Unclaimed Property.
Please Note: Such due proof of death must be received in good order to avoid a delay in processing the death benefit claim. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.
The death benefit proceeds remain invested in the Separate Account in accordance with the allocations made by the Policy Owner until the beneficiary has provided us with due proof of death. Once we receive due proof of death, investments in the Separate Account may be reallocated in accordance with the beneficiary's instructions.
We may permit the beneficiary to give a “one-time” written instruction to reallocate the Policy Value in the Separate Account to the money market Subaccount after the death of the Annuitant. If there is more than one beneficiary, all beneficiaries must agree to the reallocation instructions. This one-time reallocation will be permitted if the beneficiary provides satisfactory evidence of the Annuitant's death (satisfactory evidence may include a certified death certificate).
When We Pay A Death Benefit
We will pay a death benefit IF:
●
You are both the Annuitant and sole Owner of the Policy; and
●
You die before the Annuity Commencement Date.
We will pay a death benefit to You (Owner) IF:
●
You are not the Annuitant; and
●
the Annuitant dies before the Annuity Commencement Date.
Please note: If there is a surviving Owner(s) when the Annuitant dies, the surviving Owner(s) will receive the death benefit (i.e., the surviving Owner(s) takes the place of any beneficiary designation).
If the designated beneficiary receiving the death benefit is the surviving spouse of the Owner, then he or she may elect, if eligible, to continue the Policy as the new Annuitant and Owner, instead of receiving the death benefit. See DEATH BENEFIT - Spousal Continuation.
When We Do Not Pay A Death Benefit
We will not pay a death benefit IF:
●
You are the Owner but not the Annuitant; and
●
You die prior to the Annuity Commencement Date.
Please note: If an Owner (who is not the Annuitant) dies before the Annuitant, the amount payable will be equal to the Cash Value. Distribution requirements apply upon the death of any Owner. Generally, upon the Owner's death (who is not the Annuitant) the entire interest must be distributed in accordance with the Internal Revenue Code. See TAX INFORMATION for a more detailed discussion of the distribution requirements under the Code.
If an Owner (who is not the Annuitant) dies during the accumulation phase, the Cash Value will be paid to the person or entity first listed below who is alive or in existence on the date of that death:
●
any surviving Owner(s);
●
primary beneficiary(ies);

●
contingent beneficiary(ies); or
●
deceased Owner's estate.
Deaths After the Annuity Commencement Date
The amount payable, if any, on or after the Annuity Commencement Date depends on the annuity income option.
IF:
●
You are not the Annuitant; and
●
You die on or after the Annuity Commencement Date; and
●
the entire guaranteed amount in the Policy has not been paid;
THEN:
●
the remaining portion of such guaranteed amount in the Policy will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of Your death.
IF:
●
You are the Owner and Annuitant; and
●
You die after the Annuity Commencement Date; and
●
the Annuity Payment Option You selected did not have or no longer has a guaranteed period;
THEN:
●
no additional payments will be made.
Owner Death
If an Owner (who is not the Annuitant) dies during the accumulation phase, the Cash Value will be paid to the person or entity first listed below who is alive or in existence on the date of that death:
●
any surviving Owner(s);
●
primary beneficiary(ies);
●
contingent beneficiary(ies); or
●
deceased Owner's estate.
Spousal Continuation
If the sole primary beneficiary is the spouse of the deceased, upon the Owner's or the Annuitant's death, the beneficiary may elect to continue the Policy in his or her own name. Upon the Annuitant's death if such election is made, the Policy Value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the Annuitant. Any excess of the death benefit amount over the Policy Value will be allocated to each applicable Investment Option in the ratio that the Policy Value in the Investment Option bears to the total Policy Value. The terms and conditions of the Policy that applied prior to the Annuitant's death will continue to apply, with certain exceptions described in the Policy. For purposes of the death benefit on the continued Policy, the death benefit is calculated in the same manner as it was prior to continuation on the date the spouse continues the Policy. See TAX INFORMATION - Same Sex Relationships for more information concerning spousal continuation involving same sex spouses.
For these purposes, if the sole primary beneficiary of the Policy is a revocable grantor trust and the spouse of the Owner/Annuitant is the sole grantor, trustee, and beneficiary of the trust and the trust is using the spouse of the Owner/Annuitant's social security number at the time of claim, she or he shall be treated as the Owner/Annuitant's spouse. In those circumstances, the Owner/Annuitant's spouse will be treated as the beneficiary of the Policy for purposes of applying the spousal continuation provisions of the Policy.
For these purposes, if the Owner is an individual retirement account within the meaning of IRC sections 408 or 408A and if the Annuitant's spouse is the sole primary beneficiary of the Annuitant's interest in such account, the Annuitant's spouse will be treated as the beneficiary of the Policy for purposes of applying the spousal continuation provisions of the Policy.

Amount of Death Benefit
Death benefit provisions may differ from state to state. The death benefit may be paid as a lump sum, as annuity payments or as otherwise permitted by the Company in accordance with applicable law. The amount of the death benefit depends on the guaranteed minimum death benefit option, if any, You choose when You buy the Policy. The “base Policy” death benefit will generally be the greatest of:
●
the Policy Value on the date we receive the required information in good order at our Administrative Office;
●
the Cash Value on the date we receive in good order the required information at our Administrative Office (this will be more than the Policy Value if there is a positive Excess Interest Adjustment);
●
the Fixed Account portion of the minimum required Cash Value plus the Separate Account portion of the Policy Value, on the date we receive the required information in good order at our Administrative Office; and
●
the guaranteed minimum death benefit (if one was elected) on the date of death; plus premium payments, minus gross withdrawals, from the date of death to the date the death benefit is paid. Please see Appendix - Death Benefit for illustrative examples regarding death benefit calculations.
Please note: The death benefit terminates upon Annuitization.
Guaranteed Minimum Death Benefit
The guaranteed minimum death benefit terminates upon Annuitization and there is a mandatory Annuity Commencement Date. On the Policy application, You may choose the Annual Step-Up death benefit or the Return of Premium (age limitations may apply) for an additional fee. After the Policy is issued, You cannot make an election and the death benefit cannot be changed.
The guaranteed minimum death benefit (unless you choose the Annual Step-Up or Return of Premium death benefit) is equal to your Policy Value as of the date due proof of death is provided.
Annual Step-Up Death Benefit
Under this option, on each Policy anniversary prior to Your 81st birthday, a new “stepped-up” death benefit is determined and becomes the guaranteed minimum death benefit for that Policy Year. This “step-up” death benefit is equal to:
●
the largest Policy Value on the Policy Date or on any Policy anniversary prior to the earlier of the Annuitant's date of death or the Annuitant's 81st birthday; plus
●
any premium payments since the date of any Policy anniversary with the largest Policy Value; minus
●
any adjusted withdrawals (please see Appendix - Death Benefit) since the date of the Policy anniversary with the largest Policy Value to the date of death; minus
●
withdrawals from the date of death to the date the death benefit is paid.
The Annual Step-Up Death Benefit is not available if You or the Annuitant is 76 or older on the Policy Date. There is an extra charge for this death benefit. See ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES.
Designated Investment Options. If You elected the Annual Step-Up Death Benefit, You must allocate 100% of Your Policy Value to one or more of the designated Investment Options approved for the Annual Step-Up Death Benefit. See Appendix - Designated Investment Options for a complete listing of available Investment Options. Requiring that You designate 100% of Your Policy Value to the designated Investment Options, some of which employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.
Please note:
●
You may transfer amounts among the designated Investment Options; however, You cannot transfer any amount to any other Subaccount if You elect this death benefit.
●
We have processes and procedures in place that will prevent allocation to a Subaccount that is not a designated Investment Option. These processes and procedures include restricting transfers requested by telephone and internet.
●
You will not receive an optional guaranteed minimum death benefit if You do not choose one when You purchase Your Policy.
Return of Premium Death Benefit
The Return of Premium Death Benefit is equal to:
●
total premium payments; minus

●
any adjusted withdrawals (please see Appendix - Death Benefit) as of the date of death; minus
●
withdrawals from the date of death to the date the death benefit is paid.
This benefit is not available if You or the Annuitant is 86 or older on the Policy Date. There is an extra charge for this death benefit. See ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES.
Designated Investment Options. If You elected the Return of Premium Death Benefit, You must allocate 100% of Your Policy Value to one or more of the designated Investment Options approved for the Return of Premium Death Benefit. See Appendix - Designated Investment Options for a complete listing of available designated options. Requiring that You designate 100% of Your Policy Value to the designated Investment Options, some of which employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.
Please note:
●
You may transfer amounts among the designated Investment Options; however, You cannot transfer any amount to any other Subaccount if You elect this death benefit.
●
We have processes and procedures in place that will prevent allocation to a Subaccount that is not a designated Investment Option.
●
You will not receive an optional guaranteed minimum death benefit if You do not choose one when You purchase Your Policy.
The Guaranteed Minimum Death Benefit may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. Once You elect a death benefit and Your Policy is issued, Your death benefit cannot be changed and You will not be impacted by a decision to discontinue offering any particular guaranteed minimum death benefit to new sales.
Adjusted Withdrawal
When You request a withdrawal, Your guaranteed minimum death benefit will be reduced by an amount called the adjusted withdrawal. Under certain circumstances, the adjusted withdrawal may be more than the dollar amount of Your withdrawal request. This will generally be the case if the guaranteed minimum death benefit exceeds the Policy Value at the time of withdrawal. It is also possible that if a death benefit is paid after You have taken a withdrawal, then the total amount paid could be less than the total premium payments.
The formula used to calculate the adjusted withdrawal amount is: adjusted withdrawal = amount of the withdrawal x (the current Death Proceeds prior to the withdrawal / Policy Value prior to the withdrawal).
We have included a detailed explanation of this adjustment with examples in the Appendix - Death Benefit. This is referred to as “adjusted withdrawal” in Your Policy. If You have a qualified Policy, minimum required distributions rules may require You to request a withdrawal.
Please note:  As discussed under OTHER INFORMATION - Distribution of Policies - Compensation to Investment Advisors and Broker-Dealers Selling the Policies, any fees that You pay Your selling firm are separate from and in addition to the fees and expenses of the policy. If You elect to have these fees deducted from Your policy through withdrawals, such withdrawals will reduce Your Policy Value, may have tax consequences, may be included in the calculation of adjusted withdrawals, and may reduce the value of any optional living benefit rider that You have elected (perhaps significantly) and may cause termination.  See Appendix - Advisor Fee Withdrawal Examples.

Guaranteed Living Withdrawal Benefit Riders
Transamerica Principal OptimizerSM Rider
If You elect the Transamerica Principal OptimizerSM rider identified below, which provides certain guaranteed benefits, the
Company requires a certain percentage of Your Policy Value to be allocated to the Stable Account, with the remainder to be allocated to the select Investment Options and flexible Investment Options. One or more of the select Investment Options and flexible Investment Options may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit Your participation in market gains; this may conflict with Your investment objectives by limiting
Your ability to maximize potential growth of Your Policy Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing Policy Owners with the opportunity for smoother performance and better risk adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, You should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect Your Policy Value and rider benefits. The
Company’s requirement to invest in accordance with the required allocations, which may include volatility control strategies, may reduce our costs and risks associated with this rider. You pay an additional fee for the rider benefits which, in part, pays for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to You. You should carefully evaluate with Your financial professional whether to allocate to Subaccounts that invest in underlying fund portfolios with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on Your investment objectives, Your Policy Value and the benefits under the Transamerica Principal OptimizerSM rider. If You determine that underlying fund portfolios with volatility control strategies are not consistent with Your investment objectives, other
Investment Options are available under the Transamerica Principal OptimizerSM rider that do not invest in underlying fund portfolios that utilize volatility control strategies.

Transamerica Principal OptimizerSM - Summary
You may elect to purchase the optional Transamerica Principal OptimizerSM rider which provides You with both a Guaranteed Lifetime Withdrawal Benefit and a Guaranteed Minimum Accumulation Benefit. The Transamerica Principal OptimizerSM rider is only available during the accumulation phase and requires that You allocate a certain percentage of Your Policy Value to the Stable Account and to select Investment Options and flexible Investment Options, some of which are designed to help manage our risk and support the guarantees under the rider. The maximum issue age may be lower if required by state law. If You elect the Transamerica Principal OptimizerSM rider You cannot elect the Retirement Income Max ® 1.2, Retirement Income Choice ® 1.7 or the Transamerica Income EdgeSM 1.2 riders. The tax rules for qualified policies may limit the value of this rider. Please Note: There are Investment Restrictions associated with this benefit that can limit participation in market gains. Withdrawals taken in excess of the prescribed limits (rider withdrawal amount) will reduce the amount of the benefit and may eliminate the benefit altogether, if the amount of the excess withdrawal exceeds the Policy Value at the time of the withdrawal. The fee for the rider will not be reduced for any investment losses to Policy Value and, in fact, may be increased if there are withdrawals taken in excess of the rider withdrawal amount. Withdrawals taken while the Policy Value is greater than zero are withdrawals of the Owner’s own money (not the Company’s). Please consult a qualified financial professional before electing the Transamerica Principal OptimizerSM rider for a qualified Policy.
Please note: For policies issued in the state of New York, Please see Appendix – State Variations section for rider availability.
Please Note: This rider may not be issued to or added to Inherited IRAs (whether a qualified stretch or a 10-year delay) or a nonqualified annuity under which death benefits are being distributed under a nonqualified stretch withdrawal option. The benefits under the Transamerica Principal OptimizerSM rider are based on our claims-paying ability.
The Transamerica Principal OptimizerSM rider may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. We may discontinue offering this benefit at any time for new sales, which includes new sales to existing policyowners. In some cases, a benefit not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a benefit, please contact Your financial intermediary or our Administrative Office.
If You elect the Transamerica Principal OptimizerSM rider, a certain percentage of Your Policy Value on the rider date must be allocated to the Stable Account, the select Investment Options and the flexible Investment Options, as specified in the applicable Rate Sheet Prospectus Supplement. Transfers to and from the Stable Account are not permitted. Withdrawals from the Stable Account are not permitted until all other Investment Options are depleted of value. Withdrawals from the flexible Investment Options and select Investment Options, will be deducted on a pro-rata basis from each Investment Option You have allocated to. If You do not wish to maintain the required allocation percentages for the Investment Options, the rider must be terminated, subject to the termination restrictions and requirement of the rider, prior to making any transfer. Additional detail regarding the required allocation is provided in the Transamerica Principal OptimizerSM - Required Allocations section, below.
You should view the Transamerica Principal OptimizerSM rider as a way to permit You to invest in variable Investment Options while still having Your Policy Value and liquidity protected to the extent provided by the Transamerica Principal OptimizerSM rider.
Please note:
●
You do not have any protection under the Guaranteed Minimum Accumulation Benefit unless You hold the Policy with the rider until the end of the applicable waiting period (10 or 7 years).
●
The longer You wait to start making withdrawals under the benefit, the less time You have to benefit from the Guaranteed Lifetime Withdrawal Benefit due to the decreasing life expectancy as You age. On the other hand, the longer You wait to begin making withdrawals, the higher Your withdrawal percentage may be, and the more opportunities You will have to lock in a high withdrawal base. Withdrawals will decrease the guarantees provided by the Guaranteed Minimum Accumulation Benefit. You should carefully consider when to begin making withdrawals. There is a risk that You will not begin making withdrawals at the most financially beneficial time for You.
●
All Policy Value must be allocated to the select and flexible Investment Options and the Stable Account, subject to specified allocation percentages as provided in the Rate Sheet Prospectus Supplement. You should consult with Your financial advisor to assist You in determining whether these Investment Options and required allocations are suited for Your financial needs and risk tolerance.
●
You will begin paying the rider charge as of the date the rider takes effect, even if You do not begin taking withdrawals for many years, or ever. We will not refund the charges You have paid under the rider if You never choose to take withdrawals and/or if You never receive any payments under the rider.
●
We have designed this rider for You to take withdrawals each rider year that are less than or equal to the rider withdrawal amount. You should not purchase this rider if You plan to take withdrawals in excess of the rider withdrawal amount(including withdrawals to pay advisory fees), because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.
●
Because the Guaranteed Lifetime Withdrawal Benefit under this rider is accessed through regular withdrawals that do not exceed the rider withdrawal amount, the rider may not be appropriate for You if You do not foresee a need for liquidity and Your primary objective is to take the maximum advantage of the tax deferral aspect of the Policy.
●
Any withdrawal in any rider year that is in excess of the rider withdrawal amount is an excess withdrawal. The rider year begins on the rider date and thereafter on each rider anniversary.
●
An excess withdrawal will impact the withdrawal base on a greater than dollar-for-dollar basis when the Policy Value, after the rider withdrawal amount is withdrawn, is less than the rider withdrawal base and may eliminate the benefits. See Appendix - Hypothetical Adjusted Withdrawals – Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Riders.
●
Upon receiving due proof of death of the Annuitant (or the death of the surviving spouse if the joint option is elected), the Transamerica Principal OptimizerSM rider terminates and all benefits thereunder cease.
●
You may terminate the rider by providing Written Notice to us requesting termination during the 30 days following the fifth rider anniversary or every fifth rider anniversary thereafter. See Termination section, below.
●
If Your Policy Value reaches zero, the Company may require satisfactory evidence a person is alive if a payment is based on that person being alive. For example, a notarized letter may be provided as satisfactory evidence a person is living.
●
The tax rules for qualified policies may limit the value of this rider. Please consult a qualified financial professional before electing the Transamerica Principal OptimizerSM rider for a qualified Policy.
●
Withdrawals up to the rider withdrawal amount are not subject to an Excess Interest Adjustment.
Like all withdrawals, withdrawals up to the rider withdrawal amount, while this rider is in effect also:
●
reduce Your Policy Value by the amount of the withdrawal;
●
reduce Your base Policy death benefit and other benefits;
●
reduce the Guaranteed Minimum Accumulation Benefit;
●
is not subject to surrender charges if the withdrawal is greater than the Surrender Charge Free Amount.
●
may be subject to income taxes and federal tax penalties (see TAX INFORMATION); and
●
may be limited or restricted under certain qualified policies. (See TAX INFORMATION - Qualified Policies and TAX INFORMATION - Optional Living Benefits).

Transamerica Principal OptimizerSM - Guaranteed Minimum Accumulation Benefit
If You elect the Transamerica Principal OptimizerSM rider, we will provide a guaranteed future value. This benefit is intended to provide a level of protection regardless of the performance of the variable Investment Options You select. The level of protection under the Guaranteed Minimum Accumulation Benefit may not be 100% of Your premium payments and is only in effect for the term of the elected option.
Guaranteed Future Value. We guarantee that, on the guaranteed future value date (ten, or seven years after You elect the rider, depending on the waiting period elected), Your Policy Value will at least equal Your guaranteed future value. The guaranteed future value on the rider date (i.e., the date the rider is added to the Policy) is equal to the Policy Value multiplied by the protection level percentage of the elected waiting period. After the rider date (up to and including the guaranteed future value date) the guaranteed future value is equal to:
●
the guaranteed future value on the rider date; plus
●
a percentage of subsequent premium payments (as described below); multiplied by
●
the protection level percentage; less
●
subsequent adjusted withdrawals (as described below).
Unless an optional reset is chosen, after the guaranteed future value date, the guaranteed future value equals zero and there will be no guaranteed future value adjustment.
Subsequent Premium Payments. The percentage of subsequent premium payments that will be added to the guaranteed future value is as follows:
	10 Year	7 Year
During Rider Year	Percent of subsequent premiums added to guaranteed future value	Percent of subsequent premiums added to guaranteed future value
1	100%	100%
2	90%	90%
3	80%	80%
4	70%	70%
5	60%	60%
6	50%	50%
7	50%	0%
8	50%
9	50%
10	0%
Guaranteed Future Value Adjusted Withdrawals. If You take a withdrawal, even withdrawals under the Guaranteed Lifetime Withdrawal Benefit, it will reduce Your guaranteed future value. The amount of the reduction is referred to as the adjusted withdrawal amount, which will be equal to the greater of:
●
the guaranteed future value immediately prior to the withdrawal multiplied by the percentage reduction in the Policy Value resulting from the gross withdrawal; or
●
the gross withdrawal amount.
(The gross withdrawal amount is the amount You request.)
In other words, if Your Policy Value is greater than the guaranteed future value at the time You take a withdrawal, then Your guaranteed future value is reduced by the same amount we reduce Your Policy Value. However, if Your Policy Value is less than the guaranteed future value at the time You take a withdrawal, then Your guaranteed future value will be reduced by more than the amount by which we reduce Your Policy Value.
See the Appendix – Hypothetical Adjusted Withdrawals – Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Riders to this prospectus for examples showing the effect of hypothetical withdrawals in more detail, including withdrawals that reduce the guaranteed future value by more than the amount of the gross withdrawal.

Guaranteed Minimum Accumulation Benefit. After the waiting period (ten years or seven years after You elect the rider, depending on the waiting period elected), and on the guaranteed future value date, if the Policy Value is less than the guaranteed future value, we will calculate an amount equal to the difference between Your Policy Value (the Policy Value will then be subject to investment risk) and the guaranteed future value, and this amount will be added on the guaranteed future value date. This addition will not be considered premium and will not increase Your withdrawal base or any other Policy benefits. After the guaranteed future value date, the guaranteed future value will be zero, unless an optional reset is elected.
Example. Assume You are age 65 and make a single premium payment of $100,000, the guaranteed future value is $100,000 and the protection level percentage is 100%. You do not take any withdrawals or add any additional premium payments. If, on the guaranteed future value date, Your Policy Value has declined to $90,000 because of negative investment performance, then we will add $10,000 ($100,000 x 100% - $90,000) to Your Policy Value.
Optional Reset. On each rider anniversary, up to and including the rider anniversary on or following the Annuitant’s (or the Annuitant’s spouse’s, if older and the joint life option is elected) 85th birthday You may elect to reset the guaranteed future value date and the guaranteed future value once each rider year. Upon optional reset, the waiting period originally elected (ten years or seven years) will begin from the most recent rider anniversary. The guaranteed future value will be set to equal the Policy Value multiplied by the protection level percentage as of the date the reset election is processed.
Your request must be received, in a manner acceptable to us, no later than 30 days following the most recent rider anniversary. The optional reset does not require termination of the existing rider. The existing rider will continue with the same rider effective date and features.
At the time of an optional reset the protection level percentage may be changed, but will never be less than the minimum protection level percentage disclosed. Additionally, the rider fee percentage may be changed at the time of an optional reset, but the fee percentage will never be more than the maximum fee percentage in effect when the rider was elected.
The optional reset will only impact the Guaranteed Minimum Accumulation Benefit and does not impact the Guaranteed Lifetime Withdrawal Benefit or any other values of the Policy.
You have the right to revoke an optional reset within 30 days following the date on which the optional reset was effective, if the rider fee percentage increases beyond the rider fee percentage immediately prior to the rider anniversary, or the protection level percentage decreases. If You revoke an optional reset, You must notify us in a manner acceptable to us, however, You will remain eligible for future optional resets. If an optional reset is revoked, the guaranteed future value date, guaranteed future value, rider fee percentages and protection level percentages will be reversed to the values and dates that were in effect for Your rider immediately prior to the election of the optional reset.
Example. Assume You are age 65 and make a single premium payment of $100,000 on January 31st of the current year with a 10 year waiting period. The guaranteed future value date will be set to 10 years from that date and the guaranteed future value is $100,000 assuming a protection level percentage is 100%. On the first rider anniversary, Your Policy Value has increased to $110,000 and You choose an optional reset. This results in a new guaranteed future value date 10 years from the date of the optional reset and a new guaranteed future value of $110,000 assuming the protection level percentage remains at 100%.
Please note: You do not have any protection under the Guaranteed Minimum Accumulation Benefit unless You hold the Policy with the rider until the end of the applicable waiting period. If You think that You may terminate the Policy or elect to start receiving annuity payments (or if You must begin taking required minimum distributions) before the guaranteed future value date, electing the rider may not be in Your best interests.
Transamerica Principal OptimizerSM - Guaranteed Lifetime Withdrawal Benefit
If You elect the Transamerica Principal OptimizerSM rider, You can receive up to the rider withdrawal amount each rider year. Such rider withdrawal amounts will first be made as withdrawals from Your Policy Value (excluding the Stable Account until other Investment Options are depleted of value). If Your Policy Value goes to zero by other than an excess withdrawal, rider withdrawal amounts will continue as payments from us. Rider withdrawal amounts may begin the rider year immediately following the Annuitant’s (or the Annuitant’s spouse if younger and the joint life option is elected) attainment of the minimum benefit age, and may last until the Annuitant’s (or surviving spouse’s if joint life option is elected) death unless Your withdrawal base is reduced to zero because of an “excess withdrawal.” See Withdrawal Base Adjustments section below for more information. A rider year begins on the rider date (the date the rider becomes effective) and thereafter on each anniversary of that date. The withdrawal percentage that is used to determine Your rider withdrawal amount and required allocations will be disclosed in a Rate Sheet Prospectus Supplement included with Your prospectus. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC).

Of course, You can always withdraw an amount up to Your Cash Value pursuant to Your right under the Policy although withdrawals that are excess withdrawals will reduce Your withdrawal base and future GLWBs. See Appendix - Hypothetical Adjusted Withdrawals – Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Riders for examples showing the effect of hypothetical withdrawals in more detail.
Transamerica Principal OptimizerSM - Rider Withdrawal Amount
You can withdraw up to the rider withdrawal amount in any rider year (after attainment of the minimum benefit age) from Your Policy without causing an excess withdrawal. See Withdrawal Base Adjustments below.
The rider withdrawal amount is zero if the Annuitant (or the Annuitant’s spouse if younger and the joint life option is elected) has not attained the minimum benefit age on the rider date and remains zero until the first day of the rider year after the Annuitant (or the Annuitant’s spouse if younger and the joint life option is elected) has attained the minimum benefit age. On the first day of the rider year after the Annuitant (or the Annuitant’s spouse if younger and the joint life option is elected) has attained the minimum benefit age the rider withdrawal amount is equal to the withdrawal base multiplied by the withdrawal percentage. See applicable Rate Sheet Prospectus Supplement for the applicable minimum benefit age and withdrawal percentages.
For qualified policies: If the plan participant (generally the Annuitant) reached their Required Beginning Date, the rider withdrawal amount for that rider year (and each subsequent rider year) is equal to the greater of:
●
the rider withdrawal amount described above; or
●
an amount equal to any minimum required distribution amount, if any. For riders added on the Policy Date, the minimum required distribution during the first rider year is based on the initial premium (initial premium could include premium from transfers received after the Policy effective date, but must be deemed initial premium). For riders added after the Policy Date, if the Policy to which the rider is attached was in force on December 31st of the previous year, the minimum required distribution for the first rider year is calculated using the year-end Policy Value plus any actuarial present value from the previous year. For riders added after the Policy Date and the Policy to which the rider is attached was not in force on December 31st of the previous year, the minimum required distribution for the first rider year is based on the Policy Value on the rider date. The minimum required distribution is calculated based on the rules established by the IRS. The minimum required distribution may only be used if all of the following are true:
a.
the Policy to which this rider is attached is a tax-qualified Policy for which the IRS minimum required distributions are required,
b.
the minimum required distributions do not start prior to the Annuitant’s Required Beginning Date,
c.
the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,
d.
the minimum required distributions are based on age of the living Annuitant. The minimum required distributions cannot be based on the age of someone who is deceased,
e.
the minimum required distributions are based only on the Policy to which this rider is attached,
f.
the minimum required distributions are only for the current rider year. Amounts carried over from past rider years are not considered, and
g.
If an excess withdrawal is taken in the previous rider year, the minimum required distribution will not be used in calculating the rider withdrawal amount. If the minimum required distribution amount (determined as set forth above) exceeds the rider withdrawal amount, the excess will be treated as an excess under the rider.
If any of the above are not true, then the minimum required distribution is equal to zero and it is not available as a rider withdrawal amount.
Only amounts calculated as set forth above can be used as the rider withdrawal amount. If the minimum required distribution amount (determined as set forth above) exceeds the rider withdrawal amount, the excess will not be treated as an excess withdrawal under the rider.
If Your Policy Value reaches zero:
●
by means other than an excess withdrawal, then You cannot make premium payments and all other Policy features, benefits and guarantees (except those provided by this rider) are terminated. If Your Policy Value reaches zero by means other than an excess withdrawal, and the rider remains in force, we will, unless otherwise instructed, make payments using the current payment instructions on file with us that are equal to the rider withdrawal amount divided by the frequency of payments. If the Annuitant (or younger of Annuitant or Annuitant’s spouse if the joint option is elected) has attained the minimum benefit age and a systematic payout option is not active at the time the Policy Value equals zero, a payment will be established. Unless instructed otherwise, the default frequency will be monthly, unless the amount does not meet the minimum systematic payout requirements in Your Policy. If that occurs, we reserve the right to change the frequency and amount in order to meet the minimum systematic payout requirements. If the minimum benefit age has not been attained, payments will begin on the rider anniversary following the attainment of the minimum benefit age. Once the payment amount and frequency are established, they cannot be changed and no additional withdrawals will be allowed. Furthermore, any remaining minimum required Cash Value will be paid on the later of the Annuitant’s or the Annuitant’s spouse’s death.
●
due to an excess withdrawal, then Your Policy will terminate resulting in the termination of this rider. An excess withdrawal that does not cause Your Policy Value to equal zero will not terminate the rider.
Please note:
●
If the rider is added prior to the Annuitant (or the Annuitant’s spouse if younger and the joint life option is elected) attaining the minimum benefit age, the rider withdrawal amount will be zero until the beginning of the rider year after the Annuitant (or the Annuitant’s spouse if younger and the joint life option is elected) has attained the minimum benefit age, however, You will still be charged a rider fee upon electing the rider.
●
Any amount withdrawn in a rider year in excess of the rider withdrawal amount is an excess withdrawal.
●
The rider year begins on the rider date and thereafter on each rider anniversary.
●
You cannot carry over any portion of Your rider withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if You do not take the entire rider withdrawal amount during a rider year, You cannot take more than the rider withdrawal amount in the next rider year and maintain the riders’ guarantees.
●
We will not refund charges that have been paid up to the point of terminating the Policy or receiving annuity payments.
●
Excess withdrawals may cause You to lose the benefit of the rider.
●
The select and flexible Investment Options may be changed by us in the future. Any changes to investment allocation requirements will not affect existing Policy Owners with an active rider.
Withdrawals under the Guaranteed Lifetime Withdrawal Benefit also:
●
reduce Your Policy Value;
●
reduce the guaranteed future value;
●
reduce Your death benefit and other benefits;
●
is not subject to surrender charges if the withdrawal is greater than the Surrender Charge Free Amount.
●
may be subject to income taxes and federal tax penalties (See TAX INFORMATION).
Please note: For policies issued in the state of New York, Please see Appendix – State Variations section for rider availability.
Rate Sheet Prospectus Supplement
The rider fee percentages, valuation frequency, minimum benefit age, protection level percentage, required allocations and withdrawal percentages are disclosed in the Rate Sheet Prospectus Supplement. We periodically issue new Rate Sheet Prospectus Supplements that may reflect different rider fee percentages, valuation frequency, minimum benefit age, protection level percentage, required allocations and withdrawal percentages than the previous Rate Sheet Prospectus Supplements. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC).
The rider fee percentages, valuation frequency, minimum benefit age, protection level percentage, required allocations and withdrawal percentages set forth in the Rate Sheet Prospectus Supplement may not be superseded or changed until a new Rate Sheet Prospectus Supplement is filed at least 10 Business Days prior to the effective date of the new Rate Sheet Prospectus Supplement.
For riders issued as part of the new Policy application process: In order to receive the applicable rider fee percentages, valuation frequency, minimum benefit age, protection level percentage, required allocations and withdrawal percentages, Your application must be signed while the Rate Sheet Prospectus Supplement is effective, we must receive Your completed application within 7 calendar days from the date that the supplement is no longer effective, and the Policy must be funded within 60 calendar days from the date that the supplement is no longer effective. If these conditions are not met, Your application will be considered not in good order and additional paperwork may be required to issue the Policy with the applicable rates in effect at that time.
For riders issued to existing Policy Owners: In order to receive the applicable rider fee percentages, valuation frequency, minimum benefit age, protection level percentage, required allocations and withdrawal percentages age, Your rider election form must be signed and received in good order while the Rate Sheet Prospectus Supplement is in effect. If Your rider election form is received in good order after the Rate Sheet Prospectus Supplement is no longer in effect, You will receive the rider terms that are in effect on the date Your rider election form is received in good order. Election forms must be received in good order while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. Election forms received in good order on non-Business Days or after our close of business will get next-day pricing.

Transamerica Principal OptimizerSM – Withdrawal Percentage
We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the Annuitant’s age (or the Annuitant's spouse's age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the Annuitant’s (or the Annuitant's spouse's if younger and the joint life option is elected) attainment of the minimum benefit age.
The withdrawal percentage is disclosed in the Rate Sheet Prospectus Supplement. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC).
Please note: Once established, the withdrawal percentage will not change except in certain instances involving automatic step-ups. Withdrawal percentages will change when an automatic step-up occurs and You had crossed into another age band prior to the automatic step-up, see Automatic Step-Up section below.
Transamerica Principal OptimizerSM – Withdrawal Base
We use the withdrawal base to calculate the rider withdrawal amount and the rider fee. The withdrawal base on the rider date is the Policy Value. During any rider year, the withdrawal base is equal to the withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent withdrawal base adjustments due to excess withdrawals.
On each rider anniversary, the withdrawal base will equal the greatest of:
1. the current withdrawal base;
2. the Policy Value on the rider anniversary; and
3. the highest Policy Value in the previous year based on the valuation frequency. (see Automatic Step-Up below).
Item 3 above will be zero if there have been any excess withdrawals in the current rider year.
See Appendix - Hypothetical Adjusted Withdrawals – Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Riders which illustrates the hypothetical example of the withdrawal base calculation.
Please note:
●
We determine the withdrawal base solely to calculate the rider withdrawal amount and rider fee.
●
Your withdrawal base is not a Cash Value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any Subaccount, and it is not a guarantee of Policy Value.
●
Because the withdrawal base is generally equal to the Policy Value on the rider date, the rider withdrawal amount may be lower if You delay electing the rider and the Policy Value decreases before You elect the rider.
Transamerica Principal OptimizerSM – Automatic Step-Up
On each rider anniversary the rider will receive an automatic step-up if the withdrawal base is set equal to item 2 or 3 from Transamerica Principal OptimizerSM – Withdrawal Base section above. If neither value is greater than the current withdrawal base no automatic step-up will occur. If the withdrawal percentage has been established due to a previous withdrawal, the withdrawal percentage (as indicated in the Rate Sheet Prospectus Supplement) will increase if You have crossed into another age band prior to the automatic step-up. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC). Please note, the increase is part of the automatic step-up and if no automatic step-up occurs then there will be no withdrawal percentage increase.
On each rider anniversary, the rider fee percentage may increase (or decrease) at the time of any automatic step-up. The rider fee percentage will not exceed the maximum fee percentage in effect when You purchased the rider.
Automatic Step-Up Opt Out. Each time an automatic step-up results in a rider fee percentage increase, You have the option to reject the automatic step-up and reinstate the withdrawal base, withdrawal percentage, and rider fee percentage to their respective amounts immediately before the automatic step-up, provided that You do so within 30 days after the rider anniversary on which the automatic step-up occurred. Changes as a result of the automatic step-up feature will be reversed. We must receive Your rejection (each time You elect to opt out), in good order, at our Administrative Office within the same 30 day period after the rider anniversary on which the automatic step-up occurred. You are not subject to fee increases for any automatic step-up that You opted out of. Opting out of one step-up does not operate as an opt-out of any future step-ups.

Transamerica Principal OptimizerSM – Withdrawal Base Adjustments
Cumulative gross withdrawals up to the rider withdrawal amount in any rider year will not reduce the withdrawal base. Any amount of gross withdrawals in excess of the rider withdrawal amount in any rider year (“excess withdrawals”) will reduce the withdrawal base, however, by the greater of the dollar amount of the excess withdrawal (if the Policy Value is greater than the withdrawal base) or a pro rata amount (in proportion to the reduction in the Policy Value when the Policy Value is less than the withdrawal base), possibly to zero. If an excess withdrawal reduces the Policy Value to zero, this rider will terminate. Withdrawal base adjustments occur immediately following excess withdrawals. See Appendix - Hypothetical Adjusted Withdrawals – Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Riders for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the withdrawal base by a pro rata amount. The effect of an excess withdrawal is amplified if the Policy Value is less than the withdrawal base.
Please Note: You retain all responsibility for monitoring excess withdrawals. If You take regular or scheduled withdrawals please pay particular attention to any excess withdrawal because Your regular or scheduled withdrawals may thereafter all be excess withdrawals that reduce or eliminate Your benefit on an accelerated basis.
Example. Assume You are the Owner and Annuitant and You make a single premium payment of $100,000 when You are 66 years old. Further assume that You do not take any withdrawals or add any additional premium payments, and no automatic step-ups occurred, but that after six years Your Policy Value has declined to $90,000 solely because of negative investment performance. You could receive up to $6,000 each rider year for the rest of Your life based on an assumed withdrawal percentage of 6.0% for the single life option multiplied by an assumed withdrawal base of $100,000 and assuming that:
●
You take Your first withdrawal when You are age 72;
●
You do not withdraw more than the rider withdrawal amount in any one year; and;
●
there are no future automatic step-ups.
Example continued. Assume the same facts as above, but You withdraw $10,000 when You are 72 years old. That excess withdrawal decreases Your future rider withdrawal amount to $5,714.
Because the withdrawal ($10,000) is in excess of the rider withdrawal amount ($6,000) it impacts the withdrawal base on a greater than dollar-for-dollar basis.
Adjusted Withdrawal = Excess Withdrawal Amount * Withdrawal Base prior to the withdrawal / Policy Value after the Rider Withdrawal Amount but prior to the Excess Withdrawal Amount.
Excess withdrawal amount $10,000 - $6,000 = $4,000
Withdrawal base = $100,000
Policy Value after the rider withdrawal amount but prior to the excess withdrawal amount $90,000 - $6,000 = $84,000
Adjusted withdrawal = $4,000 * $100,000 / $84,000 = $4,761.90
New withdrawal base $100,000 - $4,761.90 = $95,238.10
New rider withdrawal amount $95,238.10 * 6% = $5,714.29
See the Appendix - Hypothetical Adjusted Withdrawals – Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Riders for examples showing the effect of hypothetical withdrawals in more detail.
Transamerica Principal OptimizerSM – Required Allocations
If You elect this rider, a certain percentage of Your Policy Value on the rider date must be allocated to the Stable Account, the select Investment Options and the flexible Investment Options, in accordance with the percentages specified in the Required Allocations for Premium Payments table contained in the Rate Sheet Prospectus Supplement. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC). After the rider date, the allocation of all subsequent premium payments must also comply with the required allocations for premium payments table contained in the Rate Sheet Prospectus Supplement.
In addition, if You elect this rider, any transfers to and from the select Investment Options and the flexible Investment Options must comply with the required allocation percentages for rebalancing specified in the Rate Sheet Prospectus Supplement in effect at the time You elect this rider. Any transfers to and from the select Investment Options and flexible Investment Options will be validated using the prior day’s Policy Values to ensure compliance with the required allocation percentages for rebalancing at the time of the request. Transfer requests that do not comply with the required allocation percentages for rebalancing will be deemed not in good order. Changes in Policy Values due to market movements on other dates will not be treated as a violation of the required allocations.

Transfers to and from the Stable Account (described below) are not permitted. Withdrawals from the Stable Account are not permitted until all other Investment Options are depleted of value. Withdrawals from the flexible Investment Options and select Investment Options will be deducted on a pro-rata basis. If You do not wish to maintain the applicable required allocation percentages, the rider must be terminated, subject to the rider termination restrictions and requirements, prior to making any transfer. The rider will terminate on the date we receive Written Notice from You requesting termination if such notice is received by us during the 30 days following the fifth rider anniversary or any fifth rider anniversary thereafter.
Enrollment in dollar cost averaging is not available while this rider is in effect.
The Stable Account. The Stable Account is a Fixed Account option under Your Policy. Premium payments allocated and amounts transferred to the Stable Account become part of our general account. Interests in the general account have not been registered under the 1933 Act, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures relating to interests in the general account are, however, subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.
Allocations applied to the Stable Account will be credited interest based on a fixed rate. The interest rates will be applied in increments of at least one year measured from each premium payment date and will automatically renew and remain in the Stable Account. The interest credited to the Stable Account will not be less than the guaranteed minimum effective annual interest rate shown on Your rider pages (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the guaranteed minimum.
Withdrawals, surrenders, or transfers (upon termination) from the Stable Account will not be subject to an Excess Interest Adjustment.
Upon termination of the rider, all amounts in the Stable Account will be transferred to the money market Subaccount available under Your Policy and no additional premium payments will be allowed into the Stable Account. Owners are permitted to provide instructions as to the allocation of the Stable Account proceeds contained in the money market Subaccount to one or more Subaccounts, but such instructions will not be effective prior to the Business Day after rider termination.
We guarantee that upon full surrender Your Cash Value attributable to the Fixed Account will not be less than the amount required by the applicable state nonforfeiture law at the time the Policy is issued.
Select and Flexible Investment Options. As described above, if You elect this rider, You must allocate a certain percentage of Your premium payments and Policy Value to the available flexible Investment Options and select Investment Options. A complete listing of Investment Options designated as flexible Investment Options and select Investment Options appears in the “Appendix – Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Investment Options”. You will be notified if there are changes made to the Investment Options within the designated group. Requiring that You allocate a certain percentage of Your premium payments and Policy Value to the designated Investment Options, some of which invest in underlying fund portfolios that employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.
Rebalancing. While this rider is effective, quarterly rebalancing is required and will take place at the end of each rider quarter on the same date Your rider fee is deducted. If the day rebalancing takes place is not a Business Day, the value of the Accumulation Units redeemed or purchased due to rebalancing will be determined as of the next Business Day. We will automatically transfer amounts among Subaccounts according to the most recent rebalancing allocation instructions on file that comply with the required allocations for rebalancing. On the rider date, Your rebalancing allocation instructions will be established using a ratio of Your current investment allocation instructions for new premium payments.
You will be notified in writing that the required rebalance has been set up, and what the calculated rebalance allocation percentages are prior to the first quarter rebalancing. You may request changes to Your rebalancing allocation instructions before the prior instructions are implemented if we receive notice of Your request in good order prior to the close of the New York Stock Exchange on the day the rebalance is processed. Your rebalancing allocation instructions will be established using a ratio of Your current investment allocation instruction for new premium payments. You may request changes to Your rebalancing allocation instructions while this rider remains effective as long as they comply with the required allocations for rebalancing. Rebalancing will not cease upon the request of any transfer.
See Appendix – Guaranteed Lifetime Withdrawal Benefit - Transamerica Income EdgeSM 1.2 and Transamerica Principal OptimizerSM - Rebalancing Examples which illustrates the initial calculation of rebalancing allocation percentages as well as the rebalancing process.
Please note:

●
If You do not wish to maintain the required allocations, the rider must be terminated, subject to the rider termination restrictions and requirements, prior to making any transfer. (See Transamerica Principal OptimizerSM Rider – Termination, below.)
●
We can change the list of designated flexible and select investment groups at any time. Any changes to investment allocation requirements will not affect Policy Owners with an active rider.
●
If an underlying fund portfolio informs us that a portfolio will be liquidated or reorganized, we can eliminate the corresponding select or flexible Investment Option. If this occurs, You will be required to reallocate values in the affected Investment Option to other flexible and select Investment Options in order to meet the allocation requirements. We will provide notice to You if a select or flexible Investment Option will be eliminated and reallocation is required. If You do not provide us with new instructions in the time specified in our notice, we will move Your money in the affected option to the money market Subaccount to the extent permitted by applicable law.
Transamerica Principal OptimizerSM - Joint Life Option
If You elect the Transamerica Principal OptimizerSM rider, then You can also elect to postpone termination of the rider until the later of the Annuitant or Annuitant’s spouse’s death (only if the Annuitant’s spouse is eligible to and elects to continue the Policy, see TAX INFORMATION - Tax Status of a Nonqualified Policy - Distribution Requirements). If You elect the Joint Life option, then the withdrawal percentage used to calculate the rider withdrawal amount may be lower than under the single life option. The withdrawal percentage that is used to determine Your rider withdrawal amount will be disclosed in a Rate Sheet Prospectus Supplement included with Your prospectus. This option may not be permitted in the case of certain non-natural Owners. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC).
Please note: If You elect this option:
●
The withdrawal percentage for each “age at the time of the first withdrawal” may be lower if You elect the joint life option.
●
The rider fee may be greater if You elect the joint life option.
●
The Annuitant's spouse (or in certain instances a non-natural entity acting for the benefit of the Annuitant's spouse) must be either a joint Owner along with the Annuitant or the sole primary beneficiary (and there is no joint Owner). (Please see Spousal Continuation section for more detail regarding Annuitant's spouse).
●
A former spouse of the Annuitant cannot continue to keep the Policy in force if no longer married to the Annuitant at the time of the Annuitant's death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.
●
The Annuitant’s spouse for purposes of this rider cannot be changed to a new spouse.
●
The rider withdrawal percentage is based on the age of the younger of the Annuitant and Annuitant’s spouse.
●
The rider’s issue ages may vary if You elect this option.
Transamerica Principal OptimizerSM Fees
The rider fee is deducted at the end of each successive rider quarter, on the same day of the month as the rider date. If a day does not exist in a given month, the first day of the following month will be used. If a rider fee is deducted from a Subaccount on a day which is not a Business Day, the value of Accumulation Units redeemed will be determined as of the next Business Day. The rider fee is calculated and stored at issue and at each subsequent rider quarter for the upcoming quarter. The rider fee will be adjusted for additional premium payments, excess withdrawals and optional resets of the Guaranteed Future Value made during the rider quarter. The fee may also be adjusted for non-excess withdrawals made during the rider quarter. It will be deducted automatically from the flexible Investment Options and the select Investment Options on a pro rata basis at the end of each rider quarter. After those Investment Options are depleted of value, the rider fee will be deducted from the Stable Account.
The rider fee percentage may change after the first rider anniversary due to an automatic step-up or election of the optional reset. Your rider fee may increase (or decrease) at the time of any automatic step-up or optional reset. See Automatic Step-Up or Optional Reset sections. The rider fee percentage will not exceed the maximum fee percentage in effect when You purchased the rider. The current rider fee percentage will be disclosed in a Rate Sheet Prospectus Supplement. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC).
For riders issued as part of the new Policy application process: In order for the rider percentage fee disclosed in the applicable Rate Sheet Prospectus supplement to apply, Your application must be signed on or after the date set forth in the applicable Rate Sheet Prospectus Supplement and must be received in good order within 7 calendar days and funded within 60 calendar days from the date the Rate Sheet Prospectus Supplement is no longer in effect.

For riders issued to existing Policy Owners: In order for the rider fee percentage disclosed in the application Rate Sheet Prospectus Supplement to apply, Your rider election form must be signed and received while the applicable Rate Sheet Prospectus Supplement is in effect.
You should not elect this rider without first obtaining the applicable Rate Sheet Prospectus Supplement. You can contact us at (800)525-6205 to receive a Rate Sheet Prospectus Supplement applicable to You.
On an annual basis, in general terms, the rider fee is the rider fee percentage multiplied by the rider fee basis. The rider fee basis is the greater of the withdrawal base and the guaranteed future value. Specifically, the quarterly fee is calculated by multiplying (A) by (B) by (C), where:
(A)
is the rider fee basis;
(B)
is the rider fee percentage; and
(C)
is the number of days in the rider quarter divided by the total number of days in the applicable rider year.
The following example uses these assumed values: Rider Fee Basis = Maximum of Withdrawal Base of $100,000 and Guaranteed Future Value of $105,000; Rider Fee percentage = 1.40%; and 91 total days in the rider quarter.
Example 1: Calculation at rider issue for first quarter rider fee. The rider fee is:
= 105,000*0.0140*(91/365)
= 1,470*(91/365)
= $366.49
A portion of the rider fee will be assessed upon full surrender of the Policy or other termination of the rider. The quarterly fee will be adjusted based on the number of days remaining until the end of the next rider quarter and ending on the date of termination.
On each rider anniversary, the rider fee percentage may increase (or decrease) at the time of an automatic step-up or at election of an optional reset. See Automatic Step-Up section and Optional Reset section. The rider fee percentage will not exceed the maximum fee percentage in effect when You purchased the rider. The current rider fee will be disclosed in a Rate Sheet Prospectus Supplement. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC). Please contact Your financial intermediary or call our Administrative Office to determine whether the Rate Sheet Prospectus Supplement has been amended.
Each time an optional reset results in a rider fee percentage increase, You will have the option to reject the automatic step-up and reinstate the withdrawal base, withdrawal percentages and rider fee percentage to their respective amounts immediately before the automatic step-up (adjusted for any subsequent premium payments or withdrawals), provided that You do so within 30 calendar days after the rider anniversary on which the automatic step-up occurred. We must receive Your rejection, in good order, at our Administrative Office within the 30 day period after the rider anniversary on which the automatic step-up occurred.
Each time an automatic step-up results in a rider fee percentage increase beyond the rider fee percentage immediately prior to the rider anniversary, You will have the option to revoke the optional reset and reinstate the guaranteed future value date, guaranteed future value, rider fee percentages and protection level percentages to their respective values and dates that were in effect immediately prior to the election of the optional reset, provided You do so within 30 days following the date on which the optional reset was effective. We must receive Your revocation, in a manner acceptable to us, within the 30 day period following the date on which the optional reset was effective.
Please note regarding the rider fee:
●
Because the rider fee is a percentage of the rider fee basis and the rider fee basis is the greater of the withdrawal base and the guaranteed future value, the rider fee could be a much higher percentage of Your Policy Value, particularly in the event that Your Policy Value decreases significantly.
●
Because the rider fee is a percentage of the rider fee basis, and the rider fee basis is the greater of the withdrawal basis and the guaranteed future value, the amount of the rider fee we deduct will increase if the withdrawal base or guaranteed future value increases (although the percentage(s) may remain the same).
Rider Fee Adjustment for Premium Payments, Excess Withdrawals and Optional Resets. A rider fee adjustment will be calculated for subsequent premium payments and excess withdrawals and optional resets of the guaranteed future value made during the rider quarter, because these events will change the withdrawal base and guaranteed future value. The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be collected. The fee may be adjusted for non-excess withdrawals made during the rider quarter.
The rider fee adjustment is calculated by multiplying (A) by (B) by (C) where:
(A)
is the rider fee basis change (i.e. rider fee basis after the transaction minus the rider fee basis before the transaction);
(B)
is the rider fee percentage; and

(C)
is the number of days remaining in the rider quarter divided by the total number of days in the applicable rider year.
The following example uses these assumed values: All initial values as in Example 1; Subsequent Premium = $10,000; and 20 remaining days in the rider quarter.
Example 2: Calculation for first quarter rider fee adjustment for a subsequent premium. The fee adjustment is:
= 10,000*0.0140*(20/365)
= 140*(20/365)
= $7.67
Total fee assessed at the end of the first rider quarter (assuming no further rider fee adjustments):
= 366.49 + 7.627
= $374.16
The following two examples use assumed fees and values. The assumed rider year is not a leap year.
Example 3: Calculation for second quarter fee at beginning of second rider quarter assuming rider fee basis of $115,000 (maximum of Withdrawal Base of $110,000 and Guaranteed Future Value of $115,000) and a fee percentage of 1.40%.
= 115,000*0.0140*(91/365)
= 1,610*(91/365)
= $401.40
Example 4: Calculation for second quarter fee and an excess withdrawal that results in a pro-rata reduction in the withdrawal base and guaranteed future value. Assuming beginning values as in example 3, plus adjustment for gross withdrawal of $10,000 taken with 40 days remaining in the second rider quarter. Assumes withdrawal percentage of 5% of Policy Value of $93,500 prior to the transaction and change in rider fee basis as follows:
Withdrawal Base Adjustment
Rider Withdrawal Amount (RWA) = Withdrawal Base * Withdrawal Percentage = $110,000 * .05 = $5,500
Excess Withdrawal = Difference between assumed withdrawal amount and RWA = $10,000 - $5,500 = $4,500
Withdrawal Base Adjustment = Maximum of Excess Withdrawal and Pro-Rata Withdrawal Amount (Excess Withdrawal * Withdrawal Base prior to withdrawal/Policy Value after RWA has been withdrawn but before excess withdrawal) = Maximum of $4,500 * $110,000/ ($93,500 - $5,500)) = Maximum of $4,500 and $5,625 = $5,625
The new withdrawal base = $110,000 - $5,625 = $104,375
Guaranteed Future Value Adjustment
Guaranteed Future Value Adjustment = Maximum of Gross Withdrawal amount and Pro-Rata Withdrawal Amount (Gross Withdrawal * Guaranteed Future Value prior to withdrawal/Policy Value prior to withdrawal) = Maximum of $10,000 * $115,000/ $93,500) = Maximum of $10,000 and $12,299.47 = $12,299.47
The new guaranteed future value = $115,000 - $12,299.47 = $102,700.53
The Rider Fee Basis after the transaction = Maximum of the Withdrawal Base after the transaction ($104,375) or the Guaranteed Future Value after the transaction ($102,700.53) = $104,375, minus maximum of the Withdrawal Base before the transaction ($110,000) or the Guaranteed Future Value before the transaction ($115,000 ($104,375 - $115,000) = $-10,625.
Fee adjustment as follows:
= $-10,625 * 0.0140 * (40/365)
= $-148.75 * (40/365)
= $-16.30
The total fee assessed at the end of the second rider quarter (assuming no further rider fee adjustments):
= $401.40 - $16.30
= $385.10
Transamerica Principal OptimizerSM Issue Requirements
We will not issue the Transamerica Principal OptimizerSM rider if:
●
the Annuitant is age 86 or older (lower if required by state law); or
●
in New York, the Annuitant is younger than the applicable minimum age; or
●
the Annuitant is not an Owner (except in the case of non-natural Owners); or
●
there are more than two Owners.
Furthermore, if the joint life option is elected, we will not issue the Transamerica Principal OptimizerSM rider if:

●
the Annuitant’s spouse is 86 or older (lower if required by state law); or
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in New York, the Annuitant’s spouse is younger than the applicable minimum age; or
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the Annuitant’s spouse is not a joint Owner along with the Annuitant; or
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the Annuitant’s spouse is not the sole primary beneficiary (and there is no joint Owner).
The use of joint life option may not be permitted in the case of certain non-natural Owners.
Termination
The Transamerica Principal OptimizerSM rider will terminate upon the earliest of the following:
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the date we receive Written Notice from You requesting termination of the rider if such notice is received before midnight of the 30th calendar day after You receive the rider;
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the date we receive Written Notice from You in good order requesting termination of the Transamerica Principal OptimizerSM rider if such notice is received by us during the 30 days following the fifth rider anniversary and every fifth rider anniversary thereafter;
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the date of Annuitization (however, if You have reached Your maximum Annuity Commencement Date You may choose an Annuitization option which guarantees You lifetime payments in an amount equal to Your rider withdrawal amount);
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on or after the Policy Value reaching zero, the date of the Annuitant’s death (or if the joint life option is elected, the later of the Annuitant’s or Annuitant’s spouse’s death);
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the date the Policy to which this rider is attached changes ownership or assignment which violates the Owner and Annuitant relationship requirements contained in the rider;
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the date an excess withdrawal reduces Your Policy Value to zero;
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prior to the Policy Value reaching zero, the date on which we receive in good order, required information to process a death claim for the Annuitant (or if the joint life option is elected, the later of the Annuitant’s or Annuitant’s spouse’s death); or
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termination of Your Policy.
Please note: This rider terminates upon Annuitization and there is a maximum Annuity Commencement Date at which time Your Policy will be Annuitized according to its terms. However, if You have reached Your maximum Annuity Commencement Date, we will allow You to Annuitize Your Policy and elect to receive lifetime annuity payments which are at least equal to Your rider withdrawal amount. Please contact us for more information concerning Your options.
Transamerica Income EdgeSM 1.2 Rider
If You elect the Transamerica Income EdgeSM 1.2 rider identified below, which provides certain guaranteed benefits, the Company requires a certain percentage of Your Policy Value to be allocated to the Stable Account, with the remainder to be allocated to the select Investment Options and flexible Investment Options. One or more of the select Investment Options and flexible Investment
Options may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit
Your participation in market gains; this may conflict with Your investment objectives by limiting Your ability to maximize potential growth of Your Policy Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing Policy Owners with the opportunity for smoother performance and better risk adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, You should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect Your Policy Value and rider benefits. The Company’s requirement to invest in accordance with the required allocations, which may include volatility control strategies, may reduce our costs and risks associated with this rider. You pay an additional fee for the rider benefits which, in part, pay for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to You. You should carefully evaluate with Your financial professional whether to allocate to Subaccounts that invest in underlying fund portfolios with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on Your investment objectives, Your Policy
Value and the benefits under the Transamerica Income EdgeSM 1.2 rider. If You determine that underlying fund portfolios with volatility control strategies are not consistent with Your investment objectives, other Investment Options are available under the
Transamerica Income EdgeSM 1.2 rider that do not invest in underlying fund portfolios that utilize volatility control strategies.

Transamerica Income EdgeSM 1.2 - Summary
You may elect to purchase the optional Transamerica Income EdgeSM 1.2 rider, which provides You with: (1) a Guaranteed Lifetime Withdrawal Benefit; and (2) an opportunity for increases in the rider withdrawal amount. This rider is available during the accumulation phase, and requires that You allocate a certain percentage of Your Policy Value to the Stable Account and to select Investment Options and flexible Investment Options some of which are designed to help manage our risk and support the guarantees under the rider. If you elect to purchase the Transamerica Income EdgeSM 1.2 rider You cannot elect the Transamerica Principal OptimizerSM, Retirement Income Choice® 1.7 or Retirement Income Max® 1.2 riders. The tax rules for qualified policies may limit the value of this rider. Please Note: There are Investment Restrictions associated with this benefit that can limit participation in market gains. Withdrawals taken in excess of the prescribed limits (rider withdrawal amount) will reduce the amount of the benefit and may eliminate the benefit altogether, if the amount of the excess withdrawal exceeds the Policy Value at the time of the withdrawal. The fee for the rider will not be reduced for any investment losses to Policy Value and, in fact, may be increased if there are withdrawals taken in excess of the rider withdrawal amount. Withdrawals taken while the Policy Value is greater than zero are withdrawals of the Owner’s own money (not the Company’s). Please consult a qualified financial professional before electing the Transamerica Income EdgeSM 1.2 rider for a qualified Policy.
Please Note: This rider may not be issued or added to Inherited IRAs (whether a qualified stretch or a 10-year delay) or a nonqualified annuity under which death benefits are being distributed under a nonqualified stretch withdrawal option. The benefits under the Transamerica Income EdgeSM 1.2 rider are based on our claims-paying ability.
The Transamerica Income EdgeSM 1.2 rider may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. We may discontinue offering this benefit at any time for new sales, which includes new sales to existing policyowners. In some cases, a benefit not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a benefit, please contact Your financial intermediary or our Administrative Office.
If You elect the Transamerica Income EdgeSM 1.2 rider, You can receive up to the rider withdrawal amount each rider year. Such rider withdrawal amounts will first be made as withdrawals from Your Policy Value (excluding the Stable Account until other Investment Options are depleted of value). If Your Policy Value goes to zero by means other than an excess withdrawal, rider withdrawal amounts will continue as payments from us. Rider withdrawal amounts may begin the rider year immediately following the Annuitant’s (or Annuitant’s spouse if younger and the joint life option is elected) attainment of the minimum benefit age, and may last until the Annuitant’s (or surviving spouse’s if joint life option is elected) death unless Your withdrawal base is reduced to zero because of an “excess withdrawal.” See Withdrawal Base Adjustments section below for more information. A rider year begins on the rider date (the date the rider becomes effective) and thereafter on each anniversary of that date. The withdrawal percentage that is used to determine Your rider withdrawal amount and required allocations will be disclosed in a Rate Sheet Prospectus Supplement included with Your prospectus. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC).
Of course, You can always withdraw an amount up to Your Cash Value pursuant to Your rights under the Policy although withdrawals that are excess withdrawals will reduce Your withdrawal base and future GLWBs. See Appendix - Hypothetical Adjusted Withdrawals - Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Riders for examples showing the effect of hypothetical withdrawals in more detail.
If You elect the Transamerica Income EdgeSM 1.2 rider, a certain percentage of Your Policy Value on the rider date must be allocated to the Stable Account, the select Investment Options and the flexible Investment Options, as specified in the applicable Rate Sheet Prospectus Supplement. Transfers to and from the Stable Account are not permitted. Withdrawals from the Stable Account are not permitted until all other Investment Options are depleted of value. Withdrawals from the flexible Investment Options and select Investment Options will be deducted on a pro-rata basis from each Investment Option You have allocated to. If You do not wish to maintain the required allocation percentages for the Investment Options, the rider must be terminated, subject to the termination restrictions and requirements of the rider, prior to making any transfer. Additional detail regarding the required allocations is provided in the Required Allocations section, below.
Please note:
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You will begin paying the rider charge as of the rider date, even if You do not begin taking withdrawals for many years. We will not refund the charges You have paid under the rider if You never choose to take withdrawals and/or if You never receive any payments under the rider.
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We have designed this rider to allow for withdrawals from Your Policy Value each rider year that are less than or equal to the rider withdrawal amount. You should not purchase this rider if You plan to take withdrawals(including withdrawals to pay advisory fees), in excess of the rider withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantee provided by the rider.

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The longer You wait to start making withdrawals under the benefit, the less time You have to benefit from the guarantee because of decreasing life expectancy as You age. On the other hand, the longer You wait to begin making withdrawals, the higher Your withdrawal percentage may be, and the more opportunities You will have to lock in a higher withdrawal base. You should carefully consider when to begin making withdrawals. There is a risk that You will not begin making withdrawals at the most financially beneficial time for You.
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Because the Guaranteed Lifetime Withdrawal Benefit under this rider is accessed through regular withdrawals that do not exceed the rider withdrawal amount, the rider may not be appropriate for You if You do not foresee a need for liquidity and Your primary objective is to take maximum advantage of the tax deferral aspect of the Policy.
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All Policy Value must be allocated to the select and flexible Investment Options and the Stable Account, subject to specified allocation percentages as provided in the Rate Sheet Prospectus Supplement. You should consult with Your financial professional to assist You in determining whether these Investment Options and required allocations are suited for Your financial needs and risk tolerance.
●
Any withdrawal in any rider year that is in excess of the rider withdrawal amount (including any surrender charge or Excess Interest Adjustment) is an excess withdrawal. The rider year begins on the rider date and thereafter on each rider anniversary.
●
An excess withdrawal will impact the withdrawal base on a greater than dollar-for-dollar basis when the Policy Value, after the rider withdrawal amount is withdrawn, is less than the rider withdrawal base and may eliminate the benefit. See Appendix – Hypothetical Adjusted Withdrawals – Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Riders.
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Upon receiving due proof of death of the Annuitant (or the death of the surviving spouse if the joint option is elected), the Transamerica Income EdgeSM 1.2 rider terminates and all benefits thereunder cease.
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You may terminate the rider by providing Written Notice to us requesting termination during the 30 days following the fifth rider anniversary or every fifth rider anniversary thereafter. See Termination section, below.
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If Your Policy Value reaches zero, the Company may require satisfactory evidence a person is alive if a payment is based on that person being alive. For example, a notarized letter may be provided as satisfactory evidence a person is living.
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We will not refund charges that have been paid up to the point of terminating the Policy or receiving annuity payments.
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The tax rules for qualified policies may limit the value of this rider. Please consult a financial professional before electing the Transamerica Income EdgeSM 1.2 rider for a qualified Policy.
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Withdrawals up to the rider withdrawal amount are not subject to an Excess Interest Adjustment.
Like all withdrawals, withdrawals up to the rider withdrawal amount, while this rider is in effect also:
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reduce Your Policy Value by the amount of the withdrawal;
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reduce Your base Policy death benefit and other benefits;
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may be subject to income taxes and federal tax penalties (see TAX INFORMATION); and
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may be limited or restricted under certain qualified policies. (see TAX INFORMATION – Qualified Policies and TAX INFORMATION – Optional Living Benefits)
Transamerica Income EdgeSM 1.2 - Rider Withdrawal Amount
You can withdraw up to the rider withdrawal amount in any rider year (after attainment of the minimum benefit age) from Your Policy Value without causing an excess withdrawal. See Withdrawal Base Adjustments below.
The rider withdrawal amount is zero if the Annuitant (or the Annuitant's spouse if younger and the joint life option is elected) has not attained the minimum benefit age on the rider date and remains zero until the first day of the rider year after the Annuitant (or the Annuitant's spouse if younger and the joint life option is elected) has attained the minimum benefit age. On the first day of the rider year after the Annuitant (or the Annuitant’s spouse if younger and the joint life option is elected) has attained the minimum benefit age the rider withdrawal amount is equal to the withdrawal base multiplied by the withdrawal percentage. See applicable Rate Sheet Prospectus Supplement for additional information.
For qualified policies: If the plan participant (generally the Annuitant) reached their Required Beginning Date, the rider withdrawal amount for that rider year (and each subsequent rider year) is equal to the greater of:
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the rider withdrawal amount described above; or
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an amount equal to any minimum required distribution amount, if any. For riders added on the Policy Date, the minimum required distribution during the first rider year is based on the initial premium (initial premium could include premium from transfers received after the Policy effective date, but must be deemed initial premium). For riders added after the Policy Date, if the Policy to which the rider is attached was in force on December 31st of the previous year, the minimum required distribution for the first rider year is calculated using the year-end Policy Value plus any actuarial present value from the previous year. For riders added after the Policy Date and the Policy to which the rider is attached was not in force on December 31st of the previous year, the minimum required distribution for the first rider year is based on the Policy Value on the rider date. The minimum required distribution is calculated based on the rules established by the IRS. The minimum required distribution may only be used if all of the following are true:
a.
the Policy to which this rider is attached is a tax-qualified Policy for which the IRS minimum required distributions are required,
b.
the minimum required distributions do not start prior to the Annuitant’s Required Beginning Date,
c.
the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,
d.
the minimum required distributions are based on age of the living Annuitant. The minimum required distributions cannot be based on the age of someone who is deceased,
e.
the minimum required distributions are based only on the Policy to which this rider is attached,
f.
the minimum required distributions are only for the current rider year. Amounts carried over from past rider years are not considered, and
g.
if an excess withdrawal is taken in the previous rider year, the minimum required distribution will not be used in calculating the rider withdrawal amount. If the minimum required distribution amount (determined as set forth above) exceeds the rider withdrawal amount, the excess will not be treated as an excess withdrawal under the rider.
If any of the above are not true, then the minimum required distribution is equal to zero and it is not available as a rider withdrawal amount.
Only amounts calculated as set forth above can be used as the rider withdrawal amount. If the minimum required distribution amount (determined as set forth above) exceeds the rider withdrawal amount, the excess will not be treated as an excess withdrawal under the rider.
If Your Policy Value reaches zero:
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by means other than an excess withdrawal, then You cannot make premium payments and all other Policy features, benefits and guarantees (except those provided by this rider) are terminated. If Your Policy Value reaches zero by means other than an excess withdrawal, and the rider remains in force, we will, unless otherwise instructed, make payments using the current payment instructions on file with us that are equal to the rider withdrawal amount divided by the frequency of payments. If the Annuitant (or younger of Annuitant or Annuitant’s spouse if the joint option is elected) has attained the minimum benefit age and a systematic payout option is not active at the time the Policy Value equals zero, a payment will be established. Unless instructed otherwise, the default frequency will be monthly, unless the amount does not meet the minimum systematic payout requirements in Your Policy. If that occurs, we reserve the right to change the frequency and amount in order to meet the minimum systematic payout requirements. If the minimum benefit age has not been attained, payments will begin on the rider anniversary following the attainment of the minimum benefit age.
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due to an excess withdrawal, then Your Policy will terminate resulting in the termination of this rider. An excess withdrawal that does not cause Your Policy Value to equal zero will not terminate the rider.
Please note:
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If the rider is added prior to the Annuitant (or the Annuitant’s spouse if younger and the joint life option is elected) having attained the minimum benefit age, the rider withdrawal amount will be zero until the beginning of the rider year after the Annuitant (or the Annuitant’s spouse if younger and the joint life option is elected) has attained the minimum benefit age birthday, however, You will still be charged a rider fee upon electing the rider.
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The rider year begins on the rider date and thereafter on each rider anniversary.
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You cannot carry over any portion of Your rider withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if You do not take the entire rider withdrawal amount during a rider year, You cannot take more than the rider withdrawal amount in the next rider year and maintain the rider's guarantees.
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Excess withdrawals may cause You to lose the benefit of the rider.
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Any amount withdrawn in a rider year (including any surrender charge, if applicable) in excess of the rider withdrawal amount is an excess withdrawal.
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The select and flexible Investment Options may be changed by us in the future. Any changes to investment allocation requirements will not affect existing Policy Owners with an active rider.

Rate Sheet Prospectus Supplement
The rider fee percentage, valuation frequency, minimum benefit age, required allocations and withdrawal percentages are disclosed in the Rate Sheet Prospectus Supplement. We periodically issue new Rate Sheet Prospectus Supplements that may reflect different rider fee percentage, valuation frequency, minimum benefit age, required allocations and withdrawal percentages than the previous Rate Sheet Prospectus Supplements. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC).
The rider fee percentage, valuation frequency, minimum benefit age, required allocations and withdrawal percentages set forth in the Rate Sheet Prospectus Supplement may not be superseded or changed until a new Rate Sheet Prospectus Supplement is filed at least 10 Business Days prior to the effective date of the new Rate Sheet Prospectus Supplement.
For riders issued as part of the new Policy application process: In order to receive the applicable rider fee percentage, valuation frequency, minimum benefit age, required allocations and withdrawal percentages, Your application must be signed while the Rate Sheet Prospectus Supplement is effective, we must receive Your completed application within 7 calendar days from the date that the supplement is no longer effective, and the Policy must be funded within 60 calendar days from the date that the supplement is no longer effective. If these conditions are not met, Your application will be considered not in good order and additional paperwork may be required to issue the Policy with the applicable rates in effect at that time.
For riders issued to existing Policy Owners: In order to receive the applicable rider fee percentage, valuation frequency, minimum benefit age, required allocations and withdrawal percentages, Your rider election form must be signed and received in good order while the Rate Sheet Prospectus Supplement is in effect. If Your rider election form is received in good order after the Rate Sheet Prospectus Supplement is no longer in effect, You will receive the rider terms that are in effect on the date Your rider election form is received in good order. Election forms must be received in good order while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. Election forms received in good order on non-Business Days or after our close of business will get next-day pricing.
Transamerica Income EdgeSM 1.2 – Withdrawal Percentage
We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the Annuitant’s age (or the Annuitant's spouse's age if younger and the joint life option is elected) and rider duration at the time of the first withdrawal taken on or after the rider anniversary immediately following the Annuitant’s (or the Annuitant's spouse's if younger and the joint life option is elected) attainment of the minimum benefit age.
The withdrawal percentage is disclosed in Rate Sheet Prospectus Supplement. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC).
Please note: Once established, the withdrawal percentage will not change except in certain instances involving automatic step-ups. Withdrawal percentages will change when an automatic step-up occurs and You have crossed into another band or duration prior to the automatic step-up. See Automatic Step - Up section below.
Transamerica Income EdgeSM 1.2 – Withdrawal Base
We use the withdrawal base to calculate the rider withdrawal amount and rider fee. The withdrawal base on the rider date is the Policy Value. During any rider year, the withdrawal base is equal to the withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent withdrawal base adjustments due to excess withdrawals.
On each rider anniversary, the withdrawal base will equal the greatest of:
1. the current withdrawal base;
2. the Policy Value on the rider anniversary; or
3. the highest Policy Value in the previous year based on the valuation frequency. (see Automatic Step-Up section below).
Item 3 above will be zero if there have been any excess withdrawals in the current rider year.
See Appendix – Hypothetical Example of Withdrawal Base Calculation – Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Riders which illustrates the hypothetical example of the withdrawal base calculation.
Please note:
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We determine the withdrawal base solely to calculate the rider withdrawal amount and rider fee.
●
Your withdrawal base is not a Cash Value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any Subaccount, and it is not a guarantee of Policy Value.

●
Because the withdrawal base is generally equal to the Policy Value on the rider date, the rider withdrawal amount may be lower if You delay electing the rider and the Policy Value decreases before You elect the rider.
Transamerica Income EdgeSM 1.2 - Automatic Step-Up
On each rider anniversary, the rider will receive an automatic step-up if the withdrawal base is set equal to the Item 2 or 3 from the Transamerica Income EdgeSM 1.2 – Withdrawal Base section above. If neither is greater than the current withdrawal base, no automatic step-up will occur. If the withdrawal percentage has been established due to a previous withdrawal, the withdrawal percentage (as indicated in the Rate Sheet Prospectus Supplement) will increase if You have crossed into another age band or rider year duration prior to the automatic step-up. Please note, the increase is part of the automatic step-up and if no automatic step-up occurs then there will be no withdrawal percentage increase.
On each rider anniversary, the rider fee percentage may increase (or decrease) at the time of any automatic step-up. The rider fee percentage will not exceed the maximum fee percentage in effect when the rider was elected.
Automatic Step-Up Opt Out. Each time an automatic step-up results in a rider fee percentage increase, You have the option to reject the automatic step-up and reinstate the withdrawal base, withdrawal percentage, and rider fee percentage to their respective amounts immediately before the automatic step-up, provided that You do so within 30 days after the rider anniversary on which the automatic step-up occurred. Changes as a result of the automatic step-up feature will be reversed. We must receive Your rejection (each time You elect to opt out), in good order, at our Administrative Office within the same 30 day period after the rider anniversary on which the automatic step-up occurred. You are not subject to fee increases for any Automatic Step-Up that You have opted out of. Opting out of one step-up does not operate as an opt-out of any future step-ups.
Transamerica Income EdgeSM 1.2 - Withdrawal Base Adjustments
Cumulative gross withdrawals up to the rider withdrawal amount in any rider year will not reduce the withdrawal base. Any amount of gross withdrawals in excess of the rider withdrawal amount in any rider year (“excess withdrawals”) will reduce the withdrawal base, however, by the greater of the dollar amount of the excess withdrawal (if the Policy Value is greater than the withdrawal base) or a pro rata amount (in proportion to the reduction in the Policy Value when the Policy Value is less than the withdrawal base), possibly to zero. If an excess withdrawal reduces the Policy Value to zero, this rider will terminate. Withdrawal base adjustments occur immediately following excess withdrawals. See Appendix - Hypothetical Adjusted Withdrawals – Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Riders for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the withdrawal base by a pro rata amount. The effect of an excess withdrawal is magnified if the Policy Value is less than the withdrawal base.
Please Note: You retain all responsibility for monitoring excess withdrawals. If You take regular or scheduled withdrawals please pay particular attention to any excess withdrawal because Your regular or scheduled non-excess withdrawals may thereafter become excess withdrawals that reduce or eliminate Your benefit on an accelerated basis.
Example. Assume You are the Owner and Annuitant and You make a single premium payment of $100,000 when You are 66 years old. Further assume that You do not make any withdrawals or additional premium payments, and no automatic step-ups occurred, but that after six years Your Policy Value has declined to $90,000 solely because of negative investment performance. You could receive up to $6,000 each rider year for the rest of Your life based on an assumed withdrawal percentage of 6.0% for the single life option multiplied by an assumed withdrawal base of $100,000 and assuming that:
●
You take Your first withdrawal when You are age 72
●
You do not withdraw more than the rider withdrawal amount in any one year, and
●
there are no future automatic step-ups.
Example continued. Assume the same facts as above, but You withdraw $10,000 when You are 72 years old. That excess withdrawal decreases Your future rider withdrawal amount to $5,714.
Because the withdrawal ($10,000) is in excess of the rider withdrawal amount ($6,000) it impacts the withdrawal base on a greater than dollar-for-dollar basis.
Adjusted Withdrawal = Excess Withdrawal Amount * Withdrawal Base prior to the withdrawal / Policy Value after the Rider Withdrawal Amount but prior to the Excess Withdrawal Amount.
Excess withdrawal amount $10,000 - $6,000 = $4,000
Withdrawal base = $100,000
Policy Value after the rider withdrawal amount but prior to the excess withdrawal amount $90,000 - $6,000 = $84,000
Adjusted withdrawal = $4,000 * $100,000 / $84,000 = $4,761.90

New withdrawal base $100,000 - $4,761.90 = $95,238.10
New rider withdrawal amount $95,238.10 * 6% = $5,714.29
See the Appendix - Hypothetical Adjusted Withdrawals - Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Riders for examples showing the effect of hypothetical withdrawals in more detail.
Transamerica Income EdgeSM 1.2 - Required Allocations
If You elect this rider, a certain percentage of Your Policy Value on the rider date must be allocated to the Stable Account, the select Investment Options and the flexible Investment Options, in accordance with the percentages specified in the Required Allocations for Premium Payments table contained in the Rate Sheet Prospectus Supplement. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC). After the rider date, the allocation of all subsequent premium payments must also comply with the required allocations for premium payments table contained in the Rate Sheet Prospectus Supplement so long as this rider is in effect.
In addition, if You elect this rider, any transfers to and from the select Investment Options and the flexible Investment Options must comply with the required allocation percentages for rebalancing specified in the Rate Sheet Prospectus Supplement in effect at the time You elect this rider. Any transfers to and from the select Investment Options and flexible Investment Options will be validated using the prior day’s Policy Values to ensure compliance with the required allocation percentages for rebalancing at the time of the request. Transfer requests that do not comply with the required allocation percentages for rebalancing will be deemed not in good order. Changes in Policy Values due to market movements on other dates will not be treated as a violation of the required allocations.
Transfers to and from the Stable Account (described below) are not permitted. Withdrawals from the Stable Account are not permitted until all other Investment Options are depleted of value. Withdrawals from the flexible Investment Options and select Investment Options will be deducted on a pro-rata basis. If You do not wish to maintain the applicable required allocation percentages, the rider must be terminated, subject to the rider termination restrictions and requirements, prior to making any transfer. The rider will terminate on the date we receive Written Notice from You requesting termination if such notice is received by us during the 30 days following the fifth rider anniversary or any fifth rider anniversary thereafter.
Enrollment in dollar cost averaging is not available while this rider is in effect.
The Stable Account. The Stable Account is a Fixed Account option under Your Policy. Premium payments allocated and amounts transferred to the Stable Account become part of our general account. Interests in the general account have not been registered under the 1933 Act, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures relating to interests in the general account are, however, subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.
Allocations applied to the Stable Account will be credited interest based on a fixed rate. The interest rates will be applied in increments of at least one year measured from each premium payment date and will automatically renew and remain in the Stable Account. The interest credited to the Stable Account will not be less than the guaranteed minimum effective annual interest rate shown on Your Policy (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the guaranteed minimum.
Withdrawals, surrenders, or transfers (upon termination) from the Stable Account will not be subject to an Excess Interest Adjustment.
Upon termination of the rider, all amounts in the Stable Account will be transferred to the money market Subaccount available under Your Policy and no additional premium payments will be allowed into the Stable Account. Owners are permitted to provide instructions as to the allocation of the Stable Account proceeds contained in the money market Subaccount to one or more Subaccounts, but such instructions will not be effective prior to the Business Day after rider termination.
We guarantee that upon full surrender Your Cash Value attributable to the Fixed Account will not be less than the amount required by the applicable state nonforfeiture law at the time the Policy is issued.
Select and Flexible Investment Options. As described above, if You elect this rider, You must allocate a certain percentage of Your premium payments and Policy Value to the available flexible Investment Options and select Investment Options. A complete listing of Investment Options designated as flexible Investment Options and select Investment Options appears in the “Appendix – Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Investment Options”. You will be notified if there are changes made to the Investment Options within the designated group. Requiring that You allocate a certain percentage of Your premium payments and Policy Value to the designated Investment Options, some of which invest in underlying fund portfolios that employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.
Rebalancing. While this rider is effective, quarterly rebalancing is required and will take place at the end of each rider quarter on the same date Your rider fee is deducted. If the day rebalancing takes place is not a Business Day, the value of the Accumulation Units redeemed or purchased due to rebalancing will be determined as of the next Business Day. We will automatically transfer amounts among Subaccounts according to the most recent rebalancing allocation instructions on file that comply with the required allocations for rebalancing. On the rider date, Your rebalancing allocation instructions will be established using a ratio of Your current investment allocation instructions for new premium payments.
You will be notified in writing that the required rebalance has been set up, and what the calculated rebalance allocation percentages are, prior to the first quarter rebalancing. You may request changes to Your rebalancing allocation instructions before the prior instructions are implemented if we receive notice of Your request in good order prior to the close of the New York Stock Exchange on the day the rebalance is processed. Your rebalancing allocation instructions will be established using a ratio of Your current investment allocation instruction for new premium payments. You may request changes to Your rebalancing allocation instructions while this rider remains effective as long as they comply with the required allocations for rebalancing. Rebalancing will not cease upon the request of any transfer.
See Appendix – Guaranteed Lifetime Withdrawal Benefit -Transamerica Income EdgeSM 1.2 and Transamerica Principal OptimzerSM Riders - Rebalancing Examples which illustrates the initial calculation of rebalancing allocation percentage. On the rider date, Your rebalancing allocation instructions will be established using a ratio of Your current investment allocation instructions for new premium payments.
Please note:
●
If You do not wish to maintain the required allocations, the rider must be terminated, subject to the rider termination restrictions and requirements, prior to making any transfer. (See Transamerica Income EdgeSM 1.2 Rider - Termination, below.)
●
We can change the list of designated flexible and select investment groups at any time. Any changes to investment allocation requirements will not affect Policy Owners with an active rider.
●
If an underlying fund portfolio informs us that a portfolio will be liquidated or reorganized, we can eliminate the corresponding select or flexible Investment Option. If this occurs, You will be required to reallocate values in the affected Investment Option to other flexible and select Investment Options in order to meet the allocation requirements. We will provide notice to You if a select or flexible Investment Option will be eliminated and reallocation is required. If You do not provide us with new instructions in the time specified in our notice, we will move Your money in the affected option to the money market Subaccount to the extent permitted by applicable law.
Transamerica Income EdgeSM 1.2 - Joint Life Option
If You elect the Transamerica Income EdgeSM 1.2 rider, then You can also elect to postpone termination of the rider until the later of the Annuitant’s or Annuitant’s spouse’s death (only if the Annuitant’s spouse is eligible to and elects to continue the Policy, see TAX INFORMATION - Tax Status of a Nonqualified Policy - Distribution Requirements). If You elect the Joint Life option, then the withdrawal percentage used to calculate the rider withdrawal amount may be lower than under the Single Life option. The withdrawal percentage that is used to determine Your rider withdrawal amount will be disclosed in a Rate Sheet Prospectus Supplement included with Your prospectus. This option may not be permitted in the case of certain non-natural Owners. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC).
Please note: If You elect this option:
●
The withdrawal percentage for each “age at the time of the first withdrawal” may be lower if You elect the joint life option.
●
The rider fee may be greater if this option is elected.
●
The Annuitant's spouse (or in certain instances a non-natural entity acting for the benefit of the Annuitant's spouse) must be either a joint Owner along with the Annuitant or the sole primary beneficiary (and there is no joint Owner). (Please see Spousal Continuation section for more detail regarding Annuitant's spouse).
●
A former spouse of the Annuitant cannot continue to keep the Policy in force if no longer married to the Annuitant at the time of the Annuitant's death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.
●
The Annuitant’s spouse for purposes of this rider cannot be changed to a new spouse.
●
The rider withdrawal percentage is based on the age of the younger of the Annuitant and Annuitant’s spouse.

●
The rider’s issue ages may vary if You elect this option.
Transamerica Income EdgeSM 1.2 Fees
The rider fee is deducted at the end of each successive rider quarter, on the same day of the month as the rider date. If a day does not exist in a given month, the first day of the following month will be used. If a rider fee is deducted from a Subaccount on a day which is not a Business Day, the value of Accumulation Units redeemed will be determined as of the next Business Day. The rider fee is calculated and stored at issue and at each subsequent rider quarter for the upcoming quarter. The rider fee will be adjusted for any premium additions and excess withdrawals. It will be deducted automatically from the flexible Investment Options and the select Investment Options on a pro rata basis at the end of each rider quarter. After those Investment Options are depleted of value, the rider fee will be deducted from the Stable Account.
The rider fee percentage may change after the first rider anniversary due to an automatic step-up. Your rider fee may increase (or decrease) at the time of any automatic step-up. See Automatic Step-Up section below. The rider fee percentage will not exceed the maximum fee percentage in effect when You purchased the rider. The current rider fee percentage will be disclosed in a Rate Sheet Prospectus Supplement. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC).
For riders issued as part of the new Policy application process: In order for the rider fee percentage disclosed in the applicable Rate Sheet Prospectus supplement to apply, Your application must be signed on or after the date set forth in the applicable Rate Sheet Prospectus Supplement and must be received in good order within 7 calendar days and funded within 60 calendar days from the date the Rate Sheet Prospectus Supplement is no longer in effect.
For riders issued to existing Policy Owners: In order for the rider fee disclosed percentage in the application Rate Sheet Prospectus Supplement to apply, Your rider election form must be signed and received while the applicable Rate Sheet Prospectus Supplement is in effect. You should not elect this rider without first obtaining the applicable Rate Sheet Prospectus Supplement. You can contact us at (800)525-6205 to receive a Rate Sheet Prospectus Supplement applicable to You.
On an annual basis, in general terms, the rider fee is the rider fee percentage multiplied by the withdrawal base. Specifically, the quarterly fee is calculated by multiplying (A) by (B) by (C), where:
(A)
is the withdrawal base;
(B)
is the rider fee percentage; and
(C)
is the number of days in the rider quarter divided by the total number of days in the applicable rider year.
The following example uses these assumed values: Initial Premium = $100,000; Withdrawal Base = $100,000; Rider Fee percentage = 1.25%; and 91 total days in the rider quarter.
Example 1: Calculation at rider issue for first quarter rider fee. The rider fee is:
= 100,000*0.0125*(91/365)
= 1,250*(91/365)
= $311.64
A portion of the rider fee will also be assessed upon full surrender of the Policy or other termination of the rider. The quarterly fee will be adjusted based on the number of days remaining until the end of the next rider quarter for the period beginning on the first day of the most recent rider quarter and ending on the date of termination.
On each rider anniversary the rider fee percentage may increase (or decrease) at the time of an automatic step-up. See Automatic Step-Up section below. The rider fee percentage will not exceed the maximum fee percentage in effect when You purchased the rider. The current rider fee percentage will be disclosed in a Rate Sheet Prospectus Supplement. All Rate Sheet Prospectus Supplements are available on the EDGAR system at sec.gov (File Numbers 333-233839 for TLIC and 333-233843 for TFLIC). Please contact Your financial intermediary or call our Administrative Office to determine whether the Rate Sheet Prospectus Supplement has been amended. Each time an automatic step-up results in a rider fee percentage increase, You will have the option to reject the automatic step-up and reinstate the withdrawal base, withdrawal percentages and rider fee percentage to their respective amounts immediately before the automatic step-up (adjusted for any subsequent premium payments or withdrawals), provided that You do so within 30 calendar days after the rider anniversary on which the automatic step-up occurred. We must receive Your rejection, in good order, at our Administrative Office within the 30 day period after the rider anniversary on which the automatic step-up occurred.
Please note regarding the rider fee:
●
Because the rider fee is a percentage of the withdrawal base, it could be a much higher percentage of Your Policy Value, particularly in the event that Your Policy Value decreases significantly.

●
Because the rider fee is a percentage of the withdrawal base, the amount of the rider fee we deduct will increase if the withdrawal base increases (although the percentage(s) may remain the same).
Rider Fee Adjustment for Premium Payments and Excess Withdrawals. A rider fee adjustment will be calculated for subsequent premium payments and excess withdrawals because these events will change the withdrawal base. The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be collected.
The rider fee adjustment is calculated by multiplying (A) by (B) by (C), where:
(A)
is the withdrawal base change (i.e. withdrawal base after the transaction minus the withdrawal base before the transaction);
(B)
is the rider fee percentage; and
(C)
is the number of days remaining in the rider quarter divided by the total number of days in the applicable rider year.
The following example uses these assumed values: All initial values as in Example 1; Subsequent Premium = $10,000; and 20 remaining days in the rider quarter.
Example 2: Calculation for first quarter rider fee adjustment for a subsequent premium. The fee adjustment is:
= 10,000*0.0125*(20/365)
= 125*(20/365)
= $6.85
Total fee assessed at the end of the first rider quarter (assuming no further rider fee adjustments):
= $6.85 + $311.64
= $318.49
The following two examples use assumed fees and values. The assumed rider year is not a leap year.
Example 3: Calculation for second quarter fee at beginning of second rider quarter assuming withdrawal base of $110,000 and a fee percentage of 1.25%.
= 110,000*0.0125*(91/365)
= 1,375*(91/365)
= $342.81
Example 4: Calculation for second quarter fee and an excess withdrawal that results in a pro-rata reduction in the withdrawal base. Assuming beginning values as in example 3, plus adjustment for gross withdrawal of $10,000 taken with 40 days remaining in the second rider quarter. Assumes withdrawal percentage of 5% and a Policy Value of $93,500 prior to the transaction and change in withdrawal base as follows:
Rider Withdrawal Amount (RWA) = Withdrawal Base * Withdrawal Percentage = $110,000 * .05 = $5,500
Excess Withdrawal = Difference between assumed withdrawal amount and RWA = $10,000 - $5,500 = $4,500
Withdrawal Base Adjustment = Maximum of Excess Withdrawal and Pro-Rata Withdrawal Amount (Excess Withdrawal * Withdrawal Base prior to withdrawal/Policy Value after RWA has been withdrawn but before excess withdrawal) = Maximum of $4,500 * $110,000/ ($93,500 - $5,500)) = Maximum of $4,500 and $5,625 = $5,625
Fee adjustment as follows:
= $-5,625 * 0.0125 * (40/365)
= $-78.75 * (40/365)
= $-7.71
The total fee assessed at the end of the second rider quarter (assuming no further rider fee adjustments):
= $342.81 - $7.71
= $335.10
The new withdrawal base = $110,000 - $5,625 = $104,375
Transamerica Income EdgeSM 1.2 - Issue Requirements
We will not issue the Transamerica Income EdgeSM 1.2 rider if:
●
the Annuitant is age 86 or older (lower if required by state law); or
●
in New York, the Annuitant is younger than the applicable minimum age; or
●
the Annuitant is not also an Owner (except in the case of non-natural Owners); or
●
there are more than two Owners.
Furthermore, if the joint life option is elected, we will not issue the Transamerica Income EdgeSM 1.2 Rider if:
●
the Annuitant’s spouse is 86 or older (lower if required by state law); or

●
in New York, the Annuitant’s spouse is younger than the applicable minimum age; or
●
the Annuitant’s spouse is not a joint Owner along with the Annuitant; or
●
the Annuitant’s spouse is not the sole primary beneficiary (and there is no joint Owner).
●
The use of joint life option may not be permitted in the case of certain non-natural Owners.
Termination
The Transamerica Income EdgeSM 1.2 rider will terminate upon the earliest of the following:
●
the date the Policy to which this rider is attached terminates;
●
the date of a change in ownership or assignment which violates the Owner and Annuitant relationship requirements as contained in the rider;
●
prior to Your Policy Value reaching zero, the date on which we receive in good order, required information to process a death claim for the Annuitant (or if the joint life option is elected, the later of the Annuitant’s or Annuitant’s spouse’s death);
●
on or after Your Policy Value equals zero, upon Annuitant’s death (or if the joint life option is elected, the later of the Annuitant’s or Annuitant’s spouse’s death);
●
Annuitization (however, if You have reached Your maximum Annuity Commencement Date You may choose an Annuitization option which guarantees You lifetime payments in an amount equal to Your rider withdrawal amount); or
●
the date we receive Written Notice from You requesting termination if such notice is received by us during the 30 days following the fifth rider anniversary or any fifth rider anniversary thereafter.
●
the date an excess withdrawal reduces Your Policy Value to zero; or
●
the date we receive Written Notice from You requesting termination of the rider if such notice is received before midnight of the 30th calendar day after You receive the rider.
Please note: This rider terminates upon Annuitization and there is a maximum Annuity Commencement Date at which time Your Policy will be Annuitized according to its terms. However, if You have reached Your maximum Annuity Commencement Date, we will allow You to Annuitize Your Policy and elect to receive lifetime annuity payments which are at least equal to Your rider withdrawal amount. Please contact us for more information concerning Your options.
Optional Benefit Riders
You may have elected one of the following optional riders previously available for purchase but are no longer available. The following rider grid describes the material features of each of those riders. Please refer to your personal rider pages and any supplemental mailings for your specific coverage and features regarding these riders.
Listed below are the abbreviations that will be used in the following grid for your reference.

Abbreviation	Definition
ADB	Additional Death Benefit
ADD	Additional Death Distribution
ADD+	Additional Death Distribution Plus
DB	Death Benefit
GMDB	Guaranteed Minimum Death Benefit
GMLB	Guaranteed Minimum Living Benefit
IE	Income EnhancementSM
Abbreviation	Definition
N/A	Not Applicable
RDB	Rider Death Benefit
RMD	Required Minimum Distribution
RWA	Rider Withdrawal Amount
WB	Withdrawal Base
WD	Withdrawal
The information below is a summary of riders previously available for purchase, but which are no longer available.
Rider Name	Additional Death DistributionSM32003	Additional Death DistributionSM+[3]	Retirement Income Max® 1.2[3]	Retirement Income Choice® 1.7[3]
Rider Form Number[1]	RTP 18 0103 ICC12 RTP 170513	RTP 17 0103 ICC12 RTP 180513	ICC18 TRGL18IC	ICC18 TRGL13IC
Purpose of Rider	This is an Additional Death Benefit Rider which can pay an additional benefit at time of death to help alleviate the burden of taxes.	This is an Additional Death Benefit Rider which can pay an additional benefit at time of death to help alleviate the burden of taxes.	This is a GLWB rider that guarantees withdrawals for the Annuitant's2 lifetime, regardless of Policy Value.	This is a GLWB rider that guarantees withdrawals for the Annuitant's2 lifetime, regardless of Policy Value.

Rider Name	Additional Death DistributionSM32003	Additional Death DistributionSM+[3]	Retirement Income Max® 1.2[3]	Retirement Income Choice® 1.7[3]
Rider Form Number[1]	RTP 18 0103 ICC12 RTP 170513	RTP 17 0103 ICC12 RTP 180513	ICC18 TRGL18IC	ICC18 TRGL13IC

●The policyholder can
withdraw the RWA each
rider year until the death of
the Annuitant.[2]
●This benefit is intended to
provide a minimum level of
withdrawals (and payments
from us, when Policy Value
is reduced to zero) regardless
of the performance of the
designated Investment
Options You select.

●The policyholder can
withdraw the RWA each
rider year until the death of
the Annuitant.[2]
●This benefit is intended to
provide a minimum level of
withdrawals (and payments
from us, when Policy Value
is reduced to zero) regardless
of the performance of the
designated Investment
Options You select.

Availability	●Issue age 0-75 but not yet 76 years old. ●Not available in all states	●Issue age 0-69 but not yet 70 years old. ●Not available in all states
●Was available for
Annuitant/Annuitant’s
spouse younger than age 86
unless state law requires
further restrictions.
●Single Annuitant ONLY.
Annuitant must be an
Owner (unless Owner is a
non-natural person)
●Maximum of 2 living Joint
Owners (with one being the
Annuitant)
●Cannot be added to a Policy
with other active GMLB
riders.
●Not available on qualified
annuity which has been
continued by surviving
spouse or beneficiary as a
new Owner.

●Was available for
Annuitant/Annuitant’s
spouse younger than age 86
unless state law requires
further restrictions.
●Single Annuitant ONLY.
Annuitant must be an
Owner (unless Owner is a
non-natural person)
●Maximum of 2 living Joint
Owners (with one being the
Annuitant)
●Cannot be added to a Policy
with other active GMLB
riders.
●Not available on qualified
annuity which has been
continued by surviving
spouse or beneficiary as a
new Owner.

Base Benefit and Optional Fees at issue	Percentage of Policy Value – 0.25%	Percentage of Policy Value – 0.55%
Rider Fees:
Single Life1.50%
Joint Life1.60%
For riders issued prior to the
date of this prospectus, please
reference the “Appendix –
Prior Valuation Frequency,
Benefit Age, Growth Duration,
Withdrawal/Growth
Percentages and Rider Fees” in
the Statement of Additional
Information.

Fee based on designated
allocation groups and the
optional benefits selected. If
You elect a combination of
designated allocations from
among the various groups
below, then Your fee will be
based on a weighted average of
Your choices.
Rider Fees:
Single Life
Group A1.85%
Group B1.40%
Group C0.95%
DB0.40%
IE0.30%
Joint Life
Group A1.95%
Group B1.50%
Group C1.05%
DB0.35%
IE0.50%
For riders issued prior to the
date of this prospectus, please
reference the “Appendix –
Prior Valuation Frequency,
Benefit Age, Growth Duration,
Withdrawal/Growth
Percentages and Rider Fees” in
the Statement of Additional
Information.

Rider Name	Additional Death DistributionSM32003	Additional Death DistributionSM+[3]	Retirement Income Max® 1.2[3]	Retirement Income Choice® 1.7[3]
Rider Form Number[1]	RTP 18 0103 ICC12 RTP 170513	RTP 17 0103 ICC12 RTP 180513	ICC18 TRGL18IC	ICC18 TRGL13IC
Fee Frequency	Assessed each rider anniversary and at rider termination and equal to the Policy Value multiplied by rider fee percentage.	Assessed each rider anniversary and at rider termination and equal to the Policy Value multiplied by rider fee percentage.
●The fee is calculated at issue
and each subsequent rider
quarter for the upcoming
quarter based on the values
and WB at that point in
time and stored.
●Deducted at each rider
quarterversary in arrears
during the accumulation
phase.
●A rider fee adjustment will
be applied for subsequent
premium payments and
withdrawals that change the
withdrawal base.
●The base rider fee
adjustment will be
calculated using the same
formula as the base rider fee,
based on change.to the WB.
●The rider fee adjustment
may be positive or negative
and will be added to or
subtracted from the rider fee
to be allocated.
●A pro-rated fee is deducted
at the time the rider is
terminated.

●The fee is calculated at issue
and each subsequent rider
quarter for the upcoming
quarter based on the values
and WB at that point in
time and stored.
●Deducted at each rider
quarterversary in arrears
during the accumulation
phase.
●The fee is calculated on a
quarterly basis and varies
depending on the allocation
options You have chosen.
●A rider fee adjustment will
be applied for transfers
between allocation groups
and for subsequent
premium payments and
withdrawals that change the
withdrawal base.
●The base rider fee
adjustment will be
calculated using the same
formula as the base rider fee,
based on change to the WB.
●The rider fee adjustment
may be positive or negative
and will be added to or
subtracted from the rider fee
to be allocated.
●A pro-rated fee is deducted
at the time the rider is
terminated.

Death Benefit
Amount is paid whenever a
death benefit is paid and the
rider is attached.
●Amount paid=ADB Factor x
Rider Earnings*
●ADB Factor - 40% for issue
ages 0-70 and 25% for issue
ages 71-80 (when
application signed date is
prior to May 1, 2020).
●ADB Factor - 40% for issue
ages 0-70 and 25% for issue
ages 71-75 (when
application signed date is
after May 1, 2020).
*Rider earnings are defined as:
- the Policy Value on the date
the death benefit is
determined; minus
-Policy Value on the rider date;
minus
- premium payments after the
rider date; plus
- surrenders after the rider date
that exceed the rider earnings
on the date of the surrender.
NOTE: No benefit is payable

Amount is paid whenever a
death benefit is paid and the
rider is attached.
●Prior to 5th rider anniversary
= Sum of all fees paid for
this rider since the rider
date.
●On or after 5th rider
anniversary = Rider Benefit
Base* x Rider Benefit
Percentage**.
**The rider benefit
percentage = 30% for issue
ages 0-70 and 20% for issue
ages 71-75 (when
application signed date is
prior to May 1, 2020).
**The rider benefit
percentage = 30% for issue
ages 0-69 (when application
signed date is after May 1,
2020).
*The Rider Benefit Base at any
time is equal to the Policy
Value less any premiums added
after the Rider Date
NOTE: No benefit is payable
under the ADD+ rider if the
			N/A	N/A

Rider Name	Additional Death DistributionSM32003	Additional Death DistributionSM+[3]	Retirement Income Max® 1.2[3]	Retirement Income Choice® 1.7[3]
Rider Form Number[1]	RTP 18 0103 ICC12 RTP 170513	RTP 17 0103 ICC12 RTP 180513	ICC18 TRGL18IC	ICC18 TRGL13IC
	under the ADD rider if there are no rider earnings on the date the death benefit is calculated.	Policy Value on the date the death benefit is paid is less than the premium payments after the rider date.
Designated Investment
Options Available -
Policyholder who add these
riders may only invest in the
Investment Options listed.
Requiring that You designate
100% of Your Policy Value to
the designated Investment
Options, some of which
employ strategies that are
intended to reduce the risk of
loss and/or manage volatility,
may reduce investment returns
and may reduce the likelihood
that we will be required to
make payments under this
benefit.
PLEASE NOTE: These
Investment Options may not
be available on all products,
may vary for certain policies
and may not be available for all
policies. Please reference
Appendix – Investment
Options Available Under the
Policy in Your prospectus for
available Portfolio Companies.
You cannot transfer any
amount to any other
non-designated subaccount
without losing all Your benefits
under this rider.
	N/A	N/A	Please reference the Appendix - Designated Investment Options later in this prospectus for the designated Investment Options for this rider.	Please reference the Appendix - Designated Investment Options later in this prospectus for the designated Investment Options for this rider.
Allocation Methods	N/A	N/A	N/A	N/A
Withdrawal Benefits - See Appendix - Adjusted Withdrawals - Retirement Income Max® 1.2 and Retirement Income Choice® 1.7 Riders for examples showing the effect of withdrawals on the WB.	N/A	N/A
The percentage is determined
by the attained age of the
Annuitant[2] at the time of the
first withdrawal.
Single Life Riders
Age 1st WDSingle Life WD%
0 - 580.00%
59-643.75%
65-805.00%
81 +5.50%
Joint Life Riders
Age 1st WDJoint Life WD%
0 - 580.00%
59-643.25%
65-804.50%
81 +5.00%
●Starting the rider
anniversary following the
Annuitant's259th birthday,
the withdrawal percentage
increases above 0% which
creates a RWA available
under the rider for
withdrawal.
●On each rider anniversary,
the RWA will be reset equal
to the greater of:
 1)The WB multiplied by

The withdrawal percentage is
determined by the attained age
of the Annuitant[2] at the time
of the first withdrawal.
Single Life Riders
Age 1st WDSingle Life WD%
0 - 580.00%
59-643.50%
65-804.75%
81 +5.25%
Joint Life Riders
Age 1st WDJoint Life WD%
0 - 580.00%
59-643.00%
65-804.25%
81 +4.75%
●Starting the rider
anniversary following the
Annuitant's259th birthday,
the withdrawal percentage
increases above 0% which
creates a RWA available
under the rider for
withdrawal.
●On each rider anniversary,
the RWA will be reset equal
to the greater of:
 1)The WB multiplied by

Rider Name	Additional Death DistributionSM32003	Additional Death DistributionSM+[3]	Retirement Income Max® 1.2[3]	Retirement Income Choice® 1.7[3]
Rider Form Number[1]	RTP 18 0103 ICC12 RTP 170513	RTP 17 0103 ICC12 RTP 180513	ICC18 TRGL18IC	ICC18 TRGL13IC

the Withdrawal
Percentage based on the
attained age of the
Annuitant[2] at the time of
their first withdrawal if
applicable, and
 2)The RMD amount for
this Policy for the current
calendar year.
●The policyholder does not
have to take the entire RWA
in any year.
●If they do not take the full
amount available, the
remaining portion does not
carry over to the next rider
year.
For riders issued prior to the
date of this prospectus, please
see the “Appendix – Prior
Valuation Frequency, Benefit
Age, Growth Duration,
Withdrawal/Growth
Percentages and Rider Fees” in
the Statement of Additional
Information.

the Withdrawal
Percentage based on the
attained age of the
Annuitant[2] at the time of
their first withdrawal if
applicable, and
 2)The RMD amount for
this Policy for the current
calendar year.
●The policyholder does not
have to take the entire RWA
in any year.
●If they do not take the full
amount available, the
remaining portion does not
carry over to the next rider
year.
For riders issued prior to the
date of this prospectus, please
reference the “Appendix –
Prior Valuation Frequency,
Benefit Age, Growth Duration,
Withdrawal/Growth
Percentages and Rider Fees” in
the Statement of Additional
Information.

Automatic Step-Up	N/A	N/A
On each rider anniversary, the
rider will receive an automatic
step-up if the WB is set to the
greater of:
1)The Policy Value on the
rider anniversary;
2)The highest Policy Value in
the previous rider year
based on the valuation
frequency*.
* Item 2) is set to zero if there
have been any excess
withdrawals in the current
rider year.
●Owner will have a 30 day
window after the rider
anniversary to reject an
automatic step-up if we
increase the rider
fee.—Must be in writing.
●If an Owner rejects an
automatic step-up, they
retain the right to all future
automatic step-ups.
NOTE: The withdrawal
percentage will also increase if
You have crossed into another
age band prior to an automatic
step-ups after the election date.

On each rider anniversary, the
rider will receive an automatic
step-up if the WB is set to the
greater of:
1)The Policy Value on the
rider anniversary;
2)The highest Policy Value in
the previous rider year
based on the valuation
frequency*.
* Item 2) is set to zero if there
have been any excess
withdrawals in the current
rider year.
●Owner will have a 30 day
window after the rider
anniversary to reject an
automatic step-up if we
increase the rider
fee.—Must be in writing.
●If an Owner rejects an
automatic step-up, they
retain the right to all future
automatic step-ups.
NOTE: The withdrawal
percentage will also increase if
You have crossed into another
age band prior to an automatic
step-ups after the election date.

Exercising Rider	No further action required to exercise the rider.	No further action required to exercise the rider.
Exercising Base Benefit: The
policyholder is guaranteed to
be able to withdraw up to the
RWA each rider year even if
the Policy Value is zero at the
time of withdrawal, as long as
the Policy Value does not reach
zero as a result of an excess
withdrawal. In that case the

Exercising Base Benefit: The
policyholder is guaranteed to
be able to withdraw up to the
RWA each rider year even if
the Policy Value is zero at the
time of withdrawal, as long as
the Policy Value does not reach
zero as a result of an excess
withdrawal. In that case the

Rider Name	Additional Death DistributionSM32003	Additional Death DistributionSM+[3]	Retirement Income Max® 1.2[3]	Retirement Income Choice® 1.7[3]
Rider Form Number[1]	RTP 18 0103 ICC12 RTP 170513	RTP 17 0103 ICC12 RTP 180513	ICC18 TRGL18IC	ICC18 TRGL13IC

rider would terminate. The
rider benefits cease when the
Annuitant[2] has died.
Joint Life Option: This
optional feature may be elected
that allows You to postpone
termination of the rider until
the later of the death of the
Annuitant and the Annuitant’s
spouse. The Annuitant’s spouse
must be either a joint Owner
or the sole primary beneficiary
and may not be permitted in
the case of certain non-natural
Owners.

rider would terminate. The
rider benefits cease when the
Annuitant[2] has died.
Joint Life Option: This
optional feature may be elected
that allows You to postpone
termination of the rider until
the later of the death of the
Annuitant and the Annuitant’s
spouse. The Annuitant’s spouse
must be either a joint Owner
or the sole primary beneficiary
and may not be permitted in
the case of certain non-natural
Owners.
Exercising Death Option:
This optional feature may be
elected with this rider. Upon
the death of an Annuitant[2],
this rider will pay an additional
death benefit amount equal to
the excess, if any, of the RDB
over the greater of the base
Policy death benefit or any
GMDB.
Exercising the Income
Enhancement Option[4]:
If qualifications are met, this
optional feature increases the
income benefit percentage by
50% until the Annuitant[2] is no
longer confined (either has left
the facility or deceased).
Qualifications:
–Confinement must be
prescribed by a Physician based
on the individual’s inability to
sustain themselves outside of a
hospital or nursing facility due
to physical ailment.
–Must be the Annuitant[2] who
is confined.
–Waiting period of 1 year
from the rider date before the
increase in the income benefit
percentage is applicable.
–Elimination period is 90
days within the last 12 months
which can be satisfied during
the waiting period.
–Proof of confinement is
required. This may be a
statement from a Physician or
a hospital or nursing facility
administrator.

Income Benefit or Other Benefit Considerations	N/A	N/A
Growth Component: Benefit
is not elected separately but is
built into the rider. The growth
duration is the time period
during which the growth rate
percentage may apply.
On each of the first x rider
anniversaries, were x = the
growth duration, the growth
component will equal A plus
(B multiplied by C), where A
equals the current growth
component, B equals the

Growth Component: Benefit
is not elected separately but is
built into the rider. The growth
duration is the time period
during which the growth rate
percentage may apply.
On each of the first x rider
anniversaries, where x = the
growth duration, the growth
component will equal A plus
(B multiplied by C), where A
equals the current growth
component, B equals the

Rider Name	Additional Death DistributionSM32003	Additional Death DistributionSM+[3]	Retirement Income Max® 1.2[3]	Retirement Income Choice® 1.7[3]
Rider Form Number[1]	RTP 18 0103 ICC12 RTP 170513	RTP 17 0103 ICC12 RTP 180513	ICC18 TRGL18IC	ICC18 TRGL13IC

growth basis and C equals the
growth rate percentage.
The growth basis is equal to
the initial growth component
on the rider date. During any
rider year, the growth
component and growth basis
are increased by additional
premium payments and is
reduced for any excess
withdrawals. On each rider
anniversary, the growth basis
will equal: Current Growth
Basis x (1 + growth rate
percentage).
The growth rate percentage
will be zero if there have been
any withdrawals in the current
rider year or after the growth
duration as disclosed in the
Rate Sheet Prospectus
Supplement.
On each rider anniversary, after
the rider date, the growth
component will equal the WB
if the WB is greater than the
growth component.
On each rider anniversary, after
the rider date, the growth basis
will equal the WB if the WB is
greater than the growth basis.
For riders issued prior to the
date of this prospectus, please
reference the “Appendix –
Prior Valuation Frequency,
Benefit Age, Growth Duration,
Withdrawal/Growth
Percentages and Rider Fees” in
the Statement of Additional
Information.

growth basis and C equals the
growth percentage.
The growth basis is equal to
the initial growth component
on the rider date. During any
rider year, the growth
component and growth basis is
increased by additional
premium payments and is
reduced for any excess
withdrawals.
The growth rate percentage
will be zero if there have been
any withdrawals in the current
rider year or after the growth
duration as disclosed in the
Rate Sheet Prospectus
Supplement.
On each rider anniversary, after
the rider date, the growth
component will equal the WB,
if the WB is greater than the
Growth Component.
For riders issued prior to the
date of this prospectus, please
reference the “Appendix –
Prior Valuation Frequency,
Benefit Age, Growth Duration,
Withdrawal/Growth
Percentages and Rider Fees” in
the Statement of Additional
Information.

Rider Upgrade	N/A	N/A	N/A	N/A
Rider Termination
The rider can be terminated at
any time. The rider will remain
in effect until:
●You cancel it by notifying
our Administrative Office in
writing,
●the Policy is Annuitized or
surrendered
●the Policy Value becomes
zero
●or the additional death
benefit is paid.

The rider can be terminated at
any time. The rider will remain
in effect until:
●You cancel it by notifying
our Administrative Office in
writing,
●the Policy is Annuitized or
surrendered
●the Policy Value becomes
zero
●or the additional death
benefit is paid.

●The rider will be terminated
upon Policy surrender,
excess withdrawal that
reduces Your Policy Value to
zero, Annuitization or
Annuitant[2] death.
●The date the Policy to which
this rider is attached is
assigned or if the Owner is
changed without our
approval or if any of Your
Policy Value is not invested
in one of the designated
Investment Options.
●The rider will be terminated
the date we receive Written
Notice from You requesting
termination if the request is
received within 30 days

●The rider will be terminated
upon Policy surrender,
excess withdrawal that
reduces Your Policy Value to
zero, Annuitization or
Annuitant[2] death.
●The date the Policy to which
this rider is attached is
assigned or if the Owner is
changed without our
approval or if any of Your
Policy Value is not invested
in one of the designated
Investment Options.
●The rider will be terminated
the date we receive Written
Notice from You requesting
termination if the request is
received within 30 days

Rider Name	Additional Death DistributionSM32003	Additional Death DistributionSM+[3]	Retirement Income Max® 1.2[3]	Retirement Income Choice® 1.7[3]
Rider Form Number[1]	RTP 18 0103 ICC12 RTP 170513	RTP 17 0103 ICC12 RTP 180513	ICC18 TRGL18IC	ICC18 TRGL13IC
			following the 5th rider anniversary or every 5th anniversary thereafter.	following the 5th rider anniversary or every 5th anniversary thereafter.
(1)
Rider form number may be found on the bottom left corner of your rider pages.
(2)
If the rider's Joint Life option has been elected for an additional fee, the benefits and features available could differ from the Single Life Option based on the age of the Annuitant's spouse if younger.
(3)
This rider and additional options may vary for certain policies and may not be available for all policies. This disclosure explains the material features of the riders. The application and operation of the riders are governed by the terms and conditions of the rider itself.
(4)
Single and Joint Life Income Enhancement Options are not available in New York.
ADDITIONAL FEATURES
Systematic Payout Option
You can select at any time during the accumulation phase to receive regular withdrawals from Your Policy by using the systematic payout option. Any systematic withdrawal in excess of the cumulative interest credited at the time of the withdrawal may be subject to an Excess Interest Adjustment. Any systematic withdrawal could reduce Your rider values (perhaps significantly). Systematic withdrawals can be taken monthly, quarterly, semi-annually, or annually. Each withdrawal must be at least $40. Monthly and quarterly systematic withdrawals must generally be taken by electronic funds transfer directly to Your checking or savings account. There is no charge for this benefit.
Keep in mind that withdrawals under the systematic payout option may be taxable, and if taken before age 59½, may be subject to a 10% federal penalty tax.
Nursing Care and Terminal Condition Waiver
No Excess Interest Adjustments will apply if You take a withdrawal ($1,000 minimum), under certain circumstances, because You or Your spouse has been:
●
confined in a hospital or nursing facility for 30 days in a row after the Policy issue date; or
●
diagnosed with a terminal condition after the Policy issue date (usually a life expectancy of 12 months or less).
You may exercise this benefit at any time during the accumulation phase. This benefit is also available to the Annuitant or Annuitant's spouse if the Owner is not a natural person. There is no restriction on the maximum amount You may withdraw under this benefit. There is no charge for this benefit.
The Nursing Care and Terminal Condition Waiver may vary for certain policies and may not be available for all policies, in all states or at all times.
Unemployment Waiver
No Excess Interest Adjustments will apply to withdrawals after You or Your spouse become unemployed due to:
●
involuntary termination of employment
●
involuntary lay off;
In order to qualify, You (or Your spouse, whichever is applicable) must have been:
●
employed full time for at least two years prior to becoming unemployed;
●
employed full time on the Policy Date;
●
unemployed for at least 60 days in a row at the time of withdrawal;
●
must have a minimum Cash Value at the time of withdrawal of $5,000; and
●
You (or Your spouse) must be receiving unemployment benefits.
You must provide written proof from Your State's Department of Labor, which verifies that You qualify for and are receiving unemployment benefits at the time of withdrawal.

You may use this benefit at any time during the accumulation phase and for so long as You meet the criteria specified above. This benefit is also available to the Annuitant or Annuitant's spouse if the Owner is not a natural person. There is no restriction on the maximum amount You may withdraw under this benefit. There is no charge for this benefit.
The Unemployment Waiver may vary for certain policies and may not be available for all policies, in all states or at all times.
Telephone and Electronic Transactions
Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time. To access information and perform transactions electronically, we require You to create an account with a username and password, and to maintain a valid e-mail address.
We will not be liable for following instructions communicated by telephone or electronically we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require You to provide information to verify Your identity when You call us and we will record conversations with You. We may also require written confirmation of the request. When someone contacts our Administrative Office and follows our procedures, we will assume You are authorizing us to act upon those instructions. For electronic transactions through the internet, You will need to provide Your username and password. You are responsible for keeping Your password confidential and must notify us of any loss, theft or unauthorized use of Your password.
Telephone and other electronic transactions must be received in good order while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. Transactions received in good order on non-Business Days or after our close of business on Business Days will get next-day pricing. See OTHER INFORMATION – Sending Forms and Transaction Requests in Good Order. Please note that the telephone and/or electronic device transactions may not always be available. Any telephone, fax machine or other electronic device, whether it is Yours, Your service provider's, or a financial representative(s) can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of Your request if the volume of transactions is unusually high, we might not have anyone available, or lines available, to take Your transaction. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If You are experiencing problems, You should make Your request by writing to our Administrative Office.
We reserve the right to revoke Your telephone and other electronic transaction privileges at any time without revoking all Owners' privileges. We may deny telephone and electronic transaction privileges to market timers or disruptive traders.
Dollar Cost Averaging Program
During the accumulation phase, You may instruct us to automatically make transfers into one or more Subaccounts in accordance with Your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more Accumulation Units when prices are low and fewer Accumulation Units when prices are high, it does not guarantee profits or assure that You will not experience a loss.
Dollar Cost Averaging programs that may be available under Your Policy:
●
Traditional – You may specify the dollar amount to be transferred and the number of transfers, or just the number of transfers, in which case we will calculate the amount to be transferred. Unless a specified date is requested, transfers will begin as soon as the program is started. A minimum of $500 per transfer is required. The minimum number of transfers is 6 monthly transfers or 4 quarterly transfers, and the maximum is 24 monthly transfers or 8 quarterly transfers. You can elect to transfer from the Fixed Account, money market or other specified Subaccount. If You elect to transfer from the Fixed Account, or if You elect to transfer from the money market or other specified Subaccount and only the number of transfers is provided, we will transfer 100% of the remaining value in the elected source Subaccount for the final transfer. If the money market or other Subaccount is elected as the source Subaccount and a specified dollar amount is provided with the number of transfers, You must choose if You want to transfer all remaining value out of the source Subaccount or if You would like any remaining value to stay within the Subaccount.
●
Special – You may only elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another Investment Option into a Special Dollar Cost Averaging program. This program is only available for new premium payments, requires transfers from a fixed source, and may credit a higher or lower interest rate than a traditional program. A minimum of $500 per transfer is required ($3,000 or $6,000 to start a 6-month or 12-month program, respectively). If the value in the source Subaccount is less than the scheduled transfer, 100% of the value remaining in the source Subaccount will be transferred for the final transfer.
Unless a specific date is requested, the Dollar Cost Averaging program will begin the next Business Day after we have received in good order all necessary information and the minimum required amount. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order. Please Note: Dollar Cost Averaging programs will not begin on the 29th, 30th, or 31st. If a program would have started on one of those dates, it will start on the 1st Business Day of the following month. If we receive additional premium payments while a Dollar Cost Averaging program is running, and You instruct us to add it to the Dollar Cost Averaging program, the amount of the Dollar Cost Averaging transfers will increase proportionally.
NOTE CAREFULLY:
New Dollar Cost averaging instructions are required to start a new Dollar Cost Averaging program once the previous Dollar Cost Averaging program has completed. Additional premium payments, absent new allocation instructions, received after a Dollar Cost Averaging program has completed, will be allocated according to the current premium payment allocations at that time but will not reactivate a completed Dollar Cost Averaging program.
IF:
●
we do not receive all necessary information to begin or restart a Dollar Cost Averaging program
THEN:
●
any amount allocated to a fixed source will be invested in that fixed source but will be transferred to the money market Investment Option within 30 days of allocation to fixed source if new Dollar Cost Averaging instructions are not received;
●
any amount allocated to a variable source will be invested in that variable source and will remain in that variable Investment Option; and
●
new Dollar Cost Averaging instructions will be required to begin a Dollar Cost Averaging program.
You should consider Your ability to continue a Dollar Cost Averaging program during all economic conditions. Transfers from a Dollar Cost Averaging fixed source are not subject to an Excess Interest Adjustment. A Dollar Cost Averaging program can be used in conjunction with Asset Rebalancing and may be available with the Guaranteed Lifetime Withdrawal Benefits. Any amount in the Dollar Cost Averaging source account or any Fixed Account are ignored for the purposes of Asset Rebalancing. There is no charge for this benefit.
The Dollar Cost Averaging Program may vary for certain policies and may not be available for all policies, in all states or at all times. See Your Policy for availability of the Fixed Account options. We reserve the right to terminate the availability of any Dollar Cost Averaging program at any time.
Asset Rebalancing
During the accumulation phase You can instruct us to automatically rebalance the amounts in Your Subaccounts to maintain Your desired asset allocation. This feature is called asset rebalancing and can be started and stopped at any time. If a transfer is requested, we will honor the requested transfer and discontinue asset rebalancing. New instructions are required to start asset rebalancing. Asset rebalancing ignores amounts in the Fixed Account. You can choose to rebalance monthly, quarterly, semi-annually, or annually. Asset rebalancing can be used in conjunction with a Guaranteed Lifetime Withdrawal Benefit. There is no charge for this benefit. We reserve the right to terminate the availability of any asset rebalancing program at any time.
Loans
No Loans are available on this Policy.
TAX INFORMATION
NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the Policy. You should consult a financial professional about Your own circumstances.
Introduction
Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity Policy until withdrawn.

This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a nonqualified Policy, the Policy will generally not be treated as an annuity for tax purposes. Thus, the Owner must generally include in income any increase in the Policy Value over the investment in the Policy during each taxable year.
There are different rules as to how You will be taxed depending on how You take the money out and the type of Policy-qualified or nonqualified.
If You purchase the Policy as an individual retirement annuity or as a part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, Your Policy is referred to as a qualified Policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified Policy. There are limits on the amount of contributions You can make to a qualified Policy. Other restrictions may apply including terms of the plan in which You participate. To the extent there is a conflict between a plan's provisions and a Policy's provisions, the plan's provisions will control.
If You purchase the Policy other than as part of any arrangement described in the preceding paragraph, the Policy is referred to as a nonqualified Policy.
You will generally not be taxed on increases in the value of Your Policy, whether qualified or nonqualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, You may be subject to current taxation if You assign or pledge or enter into an agreement to assign or pledge any portion of the Policy. You may also be subject to current taxation if You make a gift of a nonqualified Policy without valuable consideration. All amounts received from the Policy that are includible in income are taxed at ordinary income rates; no amounts received from the Policy are taxable at the lower rates applicable to capital gains.
The Internal Revenue Service (“IRS”) has not reviewed the Policy for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the Policy, if any, comport with IRA qualification requirements.
The value of living and death benefit options and riders elected may need to be taken into account in calculating minimum required distributions from a qualified plan/or Policy.
We may occasionally enter into settlements with Owners and beneficiaries to resolve issues relating to the Policy. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.
Taxation of Us
We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The Separate Account is treated as a part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Separate Account retained as part of the reserves under the Policy. Based on this expectation, it is anticipated that no charges will be made against the Separate Account for federal income taxes. If in future years, any federal income taxes are incurred by us with respect to the Separate Account, we may make a charge to that account. We may benefit from any deductions for dividends received by the Separate Account or foreign tax credits attributable to taxes paid by certain underlying fund portfolios to foreign jurisdictions to the extent permitted under federal tax law.
Tax Status of a Nonqualified Policy
Diversification Requirements. In order for a nonqualified variable Policy which is based on a segregated asset account to qualify as an annuity Policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the Subaccounts. Each Separate Account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund Portfolio Company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund Portfolio Companies. The Owners bear the risk that the entire contract could be disqualified as an annuity Policy under the Code due to the failure of a Subaccount to be deemed to be “adequately diversified”.
Owner Control. In some circumstances, Owners of variable policies who retain excessive control over the investment of the underlying Separate Account assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the Owner of a variable Policy is to be treated as the Owner of the assets held by the insurance company under the Policy will depend on all of the facts and circumstances.

Revenue Ruling 2003-91 also gave an example of circumstances under which the Owner of a variable Policy would not possess sufficient control over the assets underlying the Policy to be treated as the Owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a Policy vary from those described in Revenue Ruling 2003-91, Owners bear the risk that they will be treated as the Owner of Separate Account assets and taxed accordingly.
We believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the policies from being treated as the Owners of the underlying Separate Account assets. Concerned Owners should consult their own financial professionals regarding the tax matter discussed above.
Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of Policy proceeds upon the death of any Owner. In order to be treated as an annuity Policy for federal income tax purposes, the Code requires that such policies provide that if any Owner dies on or after the annuity starting date and before the entire interest in the Policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such Owner's death. If any Owner dies before the annuity starting date, the entire interest in the Policy must generally be distributed (1) within 5 years after such Owner's date of death or (2) to (or for the benefit of) a designated beneficiary, over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary) and such distribution begin not later than 1 year after the date of the Owner’s death (also known as a “stretch” payout). The designated beneficiary must be an individual. The only method we use for making distribution payments from a nonqualified “stretch” payment option is the required minimum distribution method as set forth in Revenue Ruling 2022-6. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulations 1.401(a)(9)-9(b). However, if upon such Owner's death the Owner's surviving spouse is the designated beneficiary of the Policy, then the Policy may be continued with the surviving spouse as the new Owner. If any Owner is a non-natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary Annuitant shall be treated as an Owner and any death or change of such primary Annuitant shall be treated as the death of an Owner.
The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.
Taxation of a Nonqualified Policy
The following discussion assumes the Policy qualifies as an annuity Policy for federal income tax purposes.
In General. Code Section 72 governs taxation of annuities in general. We believe that an Owner who is an individual will not be taxed on increases in the value of a Policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Policy Value as collateral for a loan generally will be treated as a distribution of such portion. You may also be subject to current taxation if You make a gift of a nonqualified Policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.
Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified Policy held by a taxpayer other than a natural person generally will not be treated as an annuity Policy under the Code; accordingly, an Owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the Policy Value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the Policy that is not a natural person should discuss these rules with a competent financial professional. A Policy owned by a trust using the grantor's social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a financial professional for more information on how this may impact Your Policy.
Different Individual Owner and Annuitant
If the Owner and Annuitant on the Policy are different individuals, there may be negative tax consequences to the Owner and/or beneficiaries under the Policy if the Annuitant predeceases the Owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult a legal counsel or financial professional if You are considering designating a different individual as the Annuitant on Your Policy to determine the potential tax ramifications of such a designation.
Annuity Starting Date
This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of Annuity Commencement Date used in Your Policy and the dates will be the same. However, in certain circumstances, Your annuity starting date and Annuity Commencement

Date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure Your Policy maintains its status as an annuity Policy for federal income tax purposes. You may wish to consult a financial professional for more information on when this issue may arise.
It is possible that at certain advanced ages a Policy might no longer be treated as an annuity contract if the Policy has not been Annuitized before that age or have other tax consequences. You should consult with a financial professional about the tax consequences in such circumstances.
Taxation of Annuity Payments
Although the tax consequences may vary depending on the Annuity Payment Option You select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments You receive will be includable in Your gross income.
In general, the excludable portion of each annuity payment You receive will be determined as follows:
●
Fixed payments-by dividing the “investment in the Policy” on the annuity starting date by the total expected return under the Policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.
●
Variable payments-by dividing the “investment in the Policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.
The remainder of each annuity payment is includable in gross income. Once the “investment in the Policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the Policy” is generally equal to the premiums You pay for the Policy, reduced by any amounts You have previously received from the Policy that are excludible from gross income.
If You select more than one Annuity Payment Option, special rules govern the allocation of the Policy's entire “investment in the Policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise You to consult a competent financial professional as to the potential tax effects of allocating amounts to any particular Annuity Payment Option.
If, after the annuity starting date, annuity payments stop because an Annuitant died, the excess (if any) of the “investment in the Policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on Your tax return.
Taxation of Surrenders and Withdrawals - Nonqualified Policies
When You surrender Your Policy, You are generally taxed on the amount that Your surrender proceeds exceeds the “investment in the Policy”. The “investment in the Policy” is generally equal to the premiums You pay for the Policy, reduced by any amounts You have previously received from the Policy that are excludible from gross income. Withdrawals are generally treated first as taxable income to the extent of the excess in the Policy Value over the “investment in the policy.” Distributions taken under the systematic payout option are treated for tax purposes as withdrawals, not annuity payments. In general, loans, pledges, and collateral assignments as security for a loan are taxed in the same manner as withdrawals and surrenders. You may also be subject to current taxation if You make a gift of a nonqualified Policy without valuable consideration. All taxable amounts received under a Policy are subject to tax at ordinary rather than capital gain tax rates.
If Your Policy contains an Excess Interest Adjustment feature (also known as a market value adjustment), then Your Policy Value immediately before a Policy withdrawal (or transaction taxed like a withdrawal) may have to be increased by any positive Excess Interest Adjustments that result from the transaction. There is, however, no definitive guidance on the proper tax treatment of Excess Interest Adjustments, and You may want to discuss the potential tax consequences of an Excess Interest Adjustment with a financial professional.
The Code also provides that amounts received from the Policy that are includible in gross income (including the taxable portion of some annuity payments and deductions from Your policy to pay Your selling firm) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59½; (2) paid after an Owner (or where the Owner is a non-natural person, an Annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer's designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because we cannot verify that the Owner is disabled, we will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.
Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a financial professional for more information regarding the imposition of penalty tax.
Guaranteed Lifetime Withdrawal Benefits
For policies with a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Minimum Accumulation Benefit the application of certain tax rules, particularly those rules relating to distributions from Your Policy, are not entirely clear. It is possible that the withdrawal base (with respect to the Guaranteed Lifetime Withdrawal Benefits) and the guaranteed future value (with respect to the Guaranteed Minimum Accumulation Benefit) could be taken into account to determine the Policy Value that is used to calculate required distributions and the amount of the distribution that would be included in income. The proper treatment of the Income Enhancement Option under a Guaranteed Lifetime Withdrawal Benefit is unclear. It is possible that the IRS could determine that the benefit provides some form of long-term care insurance. In that event, the Internal Revenue Service may determine the Income Enhancement Option is an incidental benefit with adverse consequences for qualification as an Individual Retirement Annuity, You could be treated as in receipt of some amount of income attributable to the value of the benefit even though You have not received a payment from Your Policy, and the amount of income attributable to guaranteed lifetime withdrawal payments could be affected. In addition, if the Income Enhancement Benefit causes an increase in payments calculated to meet the Required Minimum Distribution requirements it may violate the rules governing such distributions with adverse tax consequences. In view of this uncertainty, You should consult a financial professional with any questions.
Aggregation
All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same Owner (policyholder) during the same calendar year are treated as one annuity for purposes of determining the amount includable in the Owner's income when a taxable distribution (other than annuity payments) occurs. If You are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, You may wish to consult with a financial professional regarding how aggregation will apply to Your policies.
Tax-Free Exchanges of Nonqualified Policies
We may issue the nonqualified Policy in exchange for all or part of another annuity contract that You own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, Your investment in the Policy immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. Your Policy Value immediately after the exchange may exceed Your investment in the Policy. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Policy (e.g., as a withdrawal, surrender, annuity income payment or death benefit).
If You exchange part of an existing contract for the Policy, and within 180 days of the exchange You received a payment other than certain annuity payments (e.g., You take a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Policy could be includible in Your income and subject to a 10% penalty tax.
You should consult a financial professional in connection with an exchange of all or part of an annuity contract for the Policy, especially if You may take a withdrawal from either contract within 180 days after the exchange.
Medicare Tax
Distributions from nonqualified annuity policies are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. We are required to report distributions taken from nonqualified annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includable in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from Your qualified Policy could cause Your other investment income to be subject to the tax. Please consult a financial professional for more information.

Same Sex Relationships
Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this Policy. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are treated as a valid marriage under the applicable state law, will each be treated as a spouse as defined in this Policy for state law purposes. However, individuals in other arrangements that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this Policy for federal tax purposes. Therefore, exercise of the spousal continuation provisions of this Policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a financial professional for more information on this subject.
Taxation of Death Benefit Proceeds
Amounts may be distributed from the Policy because of Your death or the death of the Annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; (2) if distributed via withdrawals, these amounts are taxed in the same manner as surrenders; or (3) if distributed under an Annuity Payment Option, these amounts are taxed in the same manner as annuity payments.
Transfers, Assignments or Exchanges of Policies
A transfer of ownership or assignment of a Policy, the designation of an Annuitant or payee or other beneficiary who is not also the Owner, the exchange of a Policy and certain other transactions, or a change of Annuitant other than the Owner, may result in certain income or gift tax consequences to the Owner that are beyond the scope of this discussion. An Owner contemplating any such transaction or designation should contact a competent financial professional with respect to the potential tax effects.
Charges
It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to You. In particular, the IRS may treat fees associated with certain optional benefits as a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to age 59½. Although we do not believe that the fees associated with any optional benefit provided under the Policy should be treated as taxable withdrawals, the tax rules associated with these benefits are unclear, and we advise that You consult a financial professional prior to selecting any optional benefit under the Policy.
Federal Estate, Gift and Generation-Skipping Transfer Taxes
The estate and gift tax unified credit basic exclusion amount is $13.99 million for 2025 and will be indexed for inflation (using the C-CPI-U), for each taxable year through January 1, 2026. The maximum rate is 40%.
The uncertainty as to how the current law might be modified in the future underscores the importance of seeking guidance from a competent professional to help ensure that Your estate plan adequately addresses Your needs and that of Your beneficiaries under all possible scenarios.
Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Policy in detail, a purchaser should keep in mind that the value of an annuity Policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity Policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning professional for more information.
Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from Your Policy, or from any applicable payment, and pay it directly to the IRS.
Qualified Policies
The qualified Policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59½ (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but other similar rules may. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our Policy administration procedures. Owners, employers, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.
Distribution Requirements. Under Section 401(a) and/or Section 401(k) Contracts, the underlying tax-qualified plan may require payment of the death benefit in the form of a “qualified pre-retirement survivor annuity” or other payment method.
The information below generally applies to Owners who die after 2019. Post-death required distribution requirements are complex and frequently unclear. Please consult with Your financial professional for information relating to required post-death distributions for an Owner who died prior to 2020 or for information specific to Your own unique situation.
Upon a Owner’s death, if the Owner does not have a Beneficiary who is an individual, the Owner’s entire interest in the contract must generally be (1) distributed by the end of the calendar year ending five years after the date of death if the Owner died before the Owner was required to receive distributions under the contract or (2) at least as rapidly as the method being used as of the date of the Owner’s death if the Owner died after the Owner was required to begin receiving distributions under the contract. An exception may apply if the Beneficiary is a trust, and all of the trust Beneficiaries are individuals. If the Owner has a Beneficiary, who is an individual, but is not an eligible designated Beneficiary, the Owner’s entire interest in the contract must generally be distributed by the end of the calendar year ending ten years after the date of death.
If the Owner has a Beneficiary who is an eligible designated Beneficiary, the eligible designated Beneficiary may choose to receive the Owner’s interest under the contract either:
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by the end of the calendar year ending ten years after the date of death
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as an annuity over the life of the eligible designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within by the end of the calendar year following the calendar year of the Owner’s death.
An eligible designated Beneficiary is a Beneficiary who, meets any of the following criteria as of the date of the Owner’s death:
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is the Owner’s spouse
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the Owner’s child who has not reached the age of majority, but any remaining interest must be distributed within 10 years of when the child reaches the age of majority
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is disabled within the meaning of IRC section 72(m)(7)
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is chronically ill individual within the meaning of section 7702B(c)(2)
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is not more than 10 years younger than the Owner.
If the Beneficiary is the Owner’s spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Owner would have attained age 73 if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Owner. If a spouse is the surviving Beneficiary, the spouse may elect to maintain an investment in the contract to the extent permitted by the Owner’s retirement arrangement.
Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a Policy must satisfy certain conditions: (i) the Owner must be the Annuitant; (ii) the Policy generally is not transferable by the Owner, e.g., the Owner may not designate a new Owner, designate a contingent Owner or assign the Policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or withdrawals according to the requirements in the IRS regulations (minimum required distributions) must begin by the Required Beginning Date; (v) an Annuity Payment Option with a period certain that will guarantee annuity payments beyond the life expectancy of the Annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the Annuitant dies prior to the distribution of the Policy Value; (vii) the entire interest of the Owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to age 59½ (unless certain exceptions apply) are subject to a 10% penalty tax.
SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions. Subject to certain exceptions, distributions prior to age 59½ are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same rules that apply to IRA distributions and are taxed as ordinary income.
The IRS has not reviewed this Policy for qualification as a traditional IRA, SIMPLE IRA or SEP IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the Policy comport with qualification requirements.
Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when taken 5 tax years after the first contribution to any Roth IRA of the individual and taken after one of the following: attaining age 59½, to pay for qualified first time home buyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when taken from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the Owner's lifetime; however, minimum required distributions at death are generally the same as for traditional IRAs.
The IRS has not reviewed this Policy for qualification as a Roth IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the Policy comport with qualification requirements.
Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to Federal Insurance Contributions Act (FICA or Social Security) taxes. The Policy includes a death benefit that in some cases may exceed the greater of the premium payments or the Policy Value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989, unless certain events have occurred. Specifically distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59½, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a Guaranteed Lifetime Withdrawal Benefit prior to age 59½. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer's section 403(b) plan. Employers using the Policy in connection with Section 403(b) plans may wish to consult with their financial professional.
Pursuant to tax regulations, we generally are required to confirm, with Your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers You request from a 403(b) Policy comply with applicable tax requirements before we process Your request. We will defer such payments You request until all information required under the tax law has been received. By requesting a surrender or transfer, You consent to the sharing of confidential information about You, the Policy, and transactions under the Policy and any other 403(b) policies or accounts You have under the 403(b) plan among us, Your employer or plan sponsor, any plan administrator or record keeper, and other product providers.
Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the Policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.
Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments (and their agencies and instrumentalities) and tax exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or her participation will be made. For non-governmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from non-governmental 457(b) plans are subject to federal income tax withholding as wages, distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled “Withholding.” below. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to substantial risk of forfeiture.
Ineligible Owners-Qualified
We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.
Taxation of Surrenders and Withdrawals - Qualified Policies
In the case of a withdrawal under a qualified Policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount You receive is taxable, generally based on the ratio of Your “investment in the Policy” to Your total account balance or accrued benefit under the retirement plan. Your “investment in the Policy” generally equals the amount of any non-deductible premium payments made by You or on Your behalf. If You do not have any non-deductible premium payments, Your investment in the contract will be treated as zero.
In addition, a penalty tax may be assessed on amounts surrendered from the Policy prior to the date You reach age 59½, unless You meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ from those provided to nonqualified policies. You may wish to consult a financial professional for more information regarding the application of these exceptions to Your circumstances. You may also be required to begin taking minimum distributions from the Policy by a certain date. The terms of the plan may limit the rights otherwise available to You under the Policy.
Qualified Plan Required Distributions
For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the Required Beginning Date or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent Owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin by the Required Beginning Date. The actuarial present value of death and/or living benefit options and riders elected may need to be taken into account in calculating required minimum distributions. Please consult with a financial professional to learn more about an optional living or death benefit prior to purchase.
Each Owner is responsible for requesting distributions under the Policy that satisfy applicable tax rules. We do not attempt to provide more than general information about the use of the Policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult a legal counsel and financial professional regarding the suitability of the Policy.
The Code generally requires that interest in a qualified Policy be non-forfeitable.
You should consult a legal counsel or financial professional if You are considering purchasing an enhanced death benefit or other optional rider, or if You are considering purchasing a Policy for use with any qualified retirement plan or arrangement.
Optional Living Benefits
For policies with a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Minimum Accumulation Benefit the application of certain tax rules, particularly those rules relating to distributions from Your Policy, are not entirely clear. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as contract holder may cause the qualified plan participant to lose the benefit of the Guaranteed Lifetime Withdrawal Benefit. In view of this uncertainty, You should consult a financial professional before purchasing this Policy as a qualified Policy.
Withholding
The portion of any distribution under a Policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or taken. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments.

Regardless of whether You elect not to have federal income tax withheld, You are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee's spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.
Annuity Purchases by Residents of Puerto Rico
The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations
The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity Owners that are U.S. persons. Taxable distributions made to Owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner's country of citizenship or residence. Prospective foreign Owners are advised to consult with a qualified financial professional regarding U.S., state, and foreign taxation for any annuity Policy purchase.
Foreign Account Tax Compliance Act (“FATCA”)
If the payee of a distribution from the Policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial Owner of the Policy or the distribution. The rules relating to FATCA are complex, and a financial professional should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Policy.
Possible Tax Law Changes
Although the likelihood and nature of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation, or otherwise. You should consult a financial professional with respect to legal or regulatory developments and their effect on the Policy.
We have the right to modify the Policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity Owners currently receive.
OTHER INFORMATION
Sending Forms and Transaction Requests in Good Order
We cannot process Your requests for transactions relating to the Policy until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: Your completed application; the Policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the dated signatures of all Owners (exactly as registered on the Policy) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint Owner's consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Glossary of Terms. We reserve the right to reject electronic transactions that do not meet our requirements.

Regulatory Modifications to Policy
We reserve the right to amend the Policy or any riders attached thereto as necessary to comply with specific direction provided by state or federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements.
Anti-Money Laundering (AML) and Sanctions
The Company and the Separate Account are subject to laws and regulations designed to combat money laundering and terrorist financing. The Company, on its own behalf and on behalf of the Separate Account, has implemented and operates an anti-money laundering (“AML”) program. The Company shall not be held liable for any losses that an Owner, Annuitant, or beneficiary may incur as a result of actions taken to prevent suspected violations of AML laws, rules, and regulations.
The Company and the Separate Account are subject to the provisions of various sanctions programs administered and enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”). These programs prohibit financial institutions from doing business with certain identified enemies of the United States as set forth in various lists maintained by OFAC. Depending on the program under which a transaction falls, financial institutions must either (i) reject and report the transaction, or (ii) block the transaction, place the funds or assets in a separate blocked transaction account, and report the matter to OFAC. In order to comply with OFAC requirements, the Company reviews applicants, Owners, and Annuitants against the OFAC list and stops processing and rejects any transaction from an individual or entity who is listed on the OFAC list. The Company only accepts premium payments that are not subject to sanctions and in United States currency.
If an Owner or Annuitant is subject to sanctions, the Company is required to block access to an Owner’s Policy and thereby refuse to pay any request for partial withdrawals, surrenders, or other distributions until permitted by OFAC. Further, if additional premium payments are received, we are required under applicable U.S. laws and regulations to place such funds in the blocked account as well. In addition, the Company may be required to block a beneficiary’s request for payment of death benefit proceeds. Blocking access may include transferring Cash Value and death benefit proceeds to the Fixed Account or money market subaccount until permitted by OFAC. The Company shall not be held liable for any losses that an Owner, Annuitant, or beneficiary may incur as a result of sanctions.
Mixed and Shared Funding
The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity policies and retirement plans (“mixed funding”) and shares of the underlying fund portfolios also may be sold to Separate Accounts of other insurance companies (“shared funding”). While we currently do not foresee any disadvantages to Owners and participants arising from either mixed or shared funding, it is possible that the interests of Owners of various policies and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. We and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the Separate Accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity Separate Accounts. In such an event, we would bear the attendant expenses, but Owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable. Please see Voting Rights section for how shares held by the Company would be voted.
Abandoned or Unclaimed Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that You keep Your contact and other information on file with us up to date, including the names, contact information and identifying information for Owners, insureds, Annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the Separate Account, on TCL's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.
Distribution of the Policies
Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (TCI), for the distribution and sale of the policies. We pay TCI an “override” on sales of policies which is not passed through to any selling firms and we may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies. TCL may market the policies through investment advisory firms, bank affiliated firms, national brokerage firms, regional and independent broker-dealers and independent financial planners.
Compensation to Investment Advisors and Broker-Dealers Selling the Policies. This Policy is sold through investment advisors who may charge You a fee to manage Your assets, including Your Policy Value. The policies may also be offered to the public through broker-dealers (advisors and broker-dealers are referred to as “selling firms”). The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the policies.
The selling firms are paid revenue share for the promotion and sale of the policies according to one or more schedules. The amount and timing of revenue share may vary depending on the agreement, and the share purchased, but the revenue share range is from 1.25% up to 7.2% of premium payments (additional amounts may be paid as overrides to wholesalers). Transamerica and TCI do not pay a commission to the agent or selling firm for the sale of this Policy.
Your financial professional may charge You an advisory fee for other services You receive which are separate from the fees for the Policy. Any advisory or other ongoing fee payment is set by the selling firm and is independent of us and TCI. Any such fee payments are covered in a separate agreement between you and your selling firm, and are in addition to the fees and expenses described in this prospectus. We are not responsible for any issues or disputes that arise out of any fee arrangement between You and any selling firm. We have not made any independent investigation of any selling firm nor do we endorse any selling firm or make any representations regarding their qualifications.
If You have a fee deducted directly from the Policy to pay a selling firm, You will be required to provide written authorization to us and Your account value will be reduced when the payments are deducted. The fee will no longer be available for deduction after the Policy is Annuitized. There may be tax consequences if You have a fee deducted directly from Your Policy to pay a selling firm. You should consult Your tax professional. If Your Policy is nonqualified, amounts deducted to pay Your selling firm will be treated like any other distribution for federal tax purposes, and may be included in gross income. If Your Policy is qualified, such deductions from Your Policy may not be treated as a taxable distribution if certain conditions are met. You should consider whether paying such fees from another source might be more appropriate for You. Additionally, deductions from the Policy for a fee to a selling firm will not only reduce Your Policy Value, but may have significant negative consequences to the value of any optional living benefit rider You have elected. You should consult Your sales representative.
To the extent permitted by Financial Industry Regulatory Authority (FINRA) rules, the Company and TCL may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements are described further below.
The sales representative who sells You the Policy may receive benefits related to the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask Your sales representative for further information about the compensation Your sales representative, and the selling firm that employs Your sales representative, may receive in connection with Your purchase of a Policy. Also inquire about any compensation arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.
You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell the Policy to You. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the policies.
Special Compensation Paid to Affiliated Firms. We and/or our affiliates provide paid-in capital to TCL and we or our affiliates may pay all or a portion of the cost of TCL's operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. We and/or our affiliates also provide TCL with a percentage of total commissions paid on sales of our policies and provide TCL with capital payments that are not contingent on sales.

TCL's registered representatives and supervisors may receive non-cash compensation, such as attendance at conferences, seminars and trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, payments, loans, loan forgiveness or loan guarantees.
Additional Compensation That We, TCL and/or Our Affiliates Pay to Selected Selling Firms. TCL, in connection with the sales of the policies, may pay certain selling firms additional cash amounts in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing TCL with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences, meetings, seminars, events, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, We, TCL and other parties may provide the selling firms with occasional gifts, meals, tickets or other non-cash compensation as an incentive to sell the policies. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ among selling firms.
During 2024, in general, payments calculated as a percentage of sales ranged from 10 basis point (0.1%) to 50 basis points (0.50%), payments calculated as a percentage of assets under management ranged from 2 basis points (0.02%) to 16 basis points (0.16%), and flat annual fees ranged from $5,000.00 to $500,000.00 (calculated after revenue sharing offsets for sales), which included at times payments for a series of meetings and/or events of other broker-dealers and banks.
As of December 31, 2024, TCL had revenue sharing agreements with more than 76 brokers and other financial intermediaries including, without limitation:
Ameriprise Financial Services, Inc. ●  Advisor Group, Inc./Osaic Wealth, Inc. (Osaic Wealth, Inc., SagePoint, Securities America, Triad, American Portfolios and Osaic Institutions) ●  Atria Wealth Solutions, Inc. (Cadaret Grant & Co., CUSO Financial,Grove Point Investments, Next Financial, SCF, and Western International Securities, Inc.) ●  Avantax Investment Services, Inc. ●  Cabot Lodge Securities, LLC ●  Cambridge Investment Research ●  Centaurus Financial, Inc. ●  Cetera Financial Group, Inc. (Advantax Insurance Agency, Cetera Advisors, LLC, Cetera Advisor Networks, LLC, Cetera Financial Specialists, LLC, Cetera Investment Services, LLC, First Allied, Summit Brokerage Services, Inc.) ●  CFS Investments Inc. ●  Charles Schwab ●  Citigroup Global Markets, Inc. ●  Citizens Securities Inc. ●  Clear Financial ●  Commonwealth Financial Network ●  Copper Financial ●  D.A. Davidson & Co., Inc. ●  Edward Jones ●  EF Legacy Securities ●  Equitable Advisors, LLC ●  Equity Services, Inc. ●  Financial Data Services, Inc. ●  Geneos Wealth Management ●  Great West Financial ●  Hantz Financial Services, Inc. ●  Independent Financial Group, LLC ●  Infinex Investments, Inc. ●  Janney Montgomery Scott ●  J.P. Morgan Securities LLC ●  Kestra Investment Services ●  Lincoln Investment ●  Lion Street Financial ●  LPL Financial Corp. ●  Logan Group Securities ●  Merrill Lynch ●  Morgan Stanley Smith Barney ●  MML Investors Services ●  Mutual of Omaha Investor Services Inc. ●  National Financial Services, Inc. ●  Nations Financial Group Inc. ●  OneAmerica Securities Inc. ●  Oppenheimer & Co. ●  Park Avenue Securities ●  Pershing LLC ●  Principal Connectivity ●  PNC Investments ●  Pursche Kaplan Sterling Investments ●  Raymond James and Associates, Inc. ●  Raymond James Financial Services, Inc. ●  RBC Capital Markets ● Stifel Nicolaus & Company Inc. ●  TD Ameritrade ●  UBS Financial Services Inc. ●  United Planners Financial Services of America ●  US Bancorp Investments, Inc. ●  United Planners Financials Services of America ●  US Bancorp Investments, Inc. ●  Voya Financial Advisors, Inc. ●  Wells Fargo Advisors, LLC and World Equity Group Inc.
For the calendar year ended December 31, 2024 TCL paid approximately $38.4 million to these brokers and other financial intermediaries in connection with revenue sharing arrangements. TCL expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2025, including some or all of the foregoing brokers and financial intermediaries, among others, on terms similar to those discussed above.
No specific charge is assessed directly to Owners or the Separate Account to cover commissions, non-cash compensation, and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

APPENDIX
investment options AVAILABLE UNDER THE POLICY
The following is a list of current Portfolio Companies available under the Policy, which are subject to change as discussed in this prospectus.  Depending on the optional benefits You choose, You may not be able to invest in certain Portfolio Companies.
Certain Subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any Subaccount at any time. In some cases, a Subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a Subaccount, please contact our Administrative Office.
More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at http://dfinview.com/Transamerica/TAHD/89355V451?site=VAVUL. You can also request this information at no cost by calling our Administrative Office at (800)525-6205.
The current expenses and performance below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that Your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
Investment Objective	Underlying Fund Portfolios and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/24)
					1 year	5 years	10 years
To maximize total return consistent with the Adviser's determination of reasonable risk.	AB Balanced Hedged Allocation Portfolio - Class B Advised by: AllianceBernstein L.P.	0.96%	0.20%	1.16%	8.58%	4.14%	5.18%
Long-term growth of capital.	AB Relative Value Portfolio - Class B Advised by:AllianceBernstein L.P.	0.86%	0.20%	1.06%	12.76%	9.54%	9.39%
To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Funds - Asset Allocation FundSM Class 4 Advised by: Capital Research and Management CompanySM	0.79%	0.20%	0.99%	16.11%	8.04%	8.05%
To provide growth of capital.	American Funds - Growth FundSM - Class 4 Advised by: Capital Research and Management CompanySM	0.84%	0.13%	0.97%	31.29%	18.53%	16.29%
To achieve long-term growth of capital and income.	American Funds - Growth-Income FundSM - Class 4 Advised by: Capital Research and Management CompanySM	0.78%	0.13%	0.91%	23.93%	12.73%	11.93%
To achieve long-term growth of capital.	American Funds - International FundSM - Class 4 Advised by: Capital Research and Management CompanySM	1.03%	0.13%	1.16%	2.93%	0.97%	3.75%
Long-term capital appreciation.	American Funds - New World Fund® - Class 4 Advised by: Capital Research and Management CompanySM	1.14%	0.15%	1.29%	6.33%	4.29%	5.96%
To provide as high a level of current income as is consistent with the preservation of capital.	American Funds - The Bond Fund of AmericaSM - Class 4 Advised by: Capital Research and Management CompanySM	0.88%	0.11%	0.99%	0.98%	0.07%	1.42%

investment options AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolios and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/24)
					1 year	5 years	10 years
Provide a market rate of return for a fixed income portfolio with low relative volatility of returns.	Dimensional VA Global Bond Portfolio - Institutional Class(3) Advised by: Dimensional Fund Advisors LP	0.21%	0.60%	0.81%	5.05%	0.58%	1.29%
Seeks income and capital growth consistent with reasonable risk.	Fidelity® VIP Balanced Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.67%	0.30%	0.97%	15.58%	10.57%	9.35%
Seeks capital appreciation.	Fidelity® VIP Consumer Staples - Initial Class Advised by: Fidelity Management & Research Company	0.61%	0.50%	1.11%	5.57%	6.68%	7.16%
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.81%	0.20%	1.01%	33.45%	16.74%	13.33%
Seeks capital appreciation.	Fidelity® VIP Energy Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.87%	0.30%	1.17%	4.02%	12.13%	4.19%
Seeks capital appreciation.	Fidelity® VIP Health Care Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.84%	0.30%	1.14%	4.86%	5.19%	7.81%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.82%	0.20%	1.02%	17.18%	11.06%	8.94%
Seeks capital appreciation.	Fidelity® VIP Technology Portfolio - Initial Class Advised by: Fidelity Management & Research Company	0.59%	0.50%	1.09%	35.59%	23.82%	21.93%
Seeks capital appreciation.	Fidelity® VIP Utilities Portfolio - Initial Class Advised by: Fidelity Management & Research Company	0.61%	0.50%	1.11%	29.00%	9.56%	9.77%
Seeks capital appreciation.	Fidelity® VIP Value Strategies Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.84%	0.20%	1.04%	9.16%	11.93%	9.37%
Seeks the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	State Street Total Return V.I.S. Fund - Class 3 Advised by: SSGA Funds Management, Inc.	0.92%	0.20%	1.12%	11.06%	5.06%	5.24%
Seeks long-term capital appreciation and current income.	Transamerica 60/40 Allocation VP - Service Class Advised by: Transamerica Asset Management, Inc.	0.87%	-	0.87%	12.33%	7.42%	7.01%

investment options AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolios and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/24)
					1 year	5 years	10 years
Seeks maximum total return consistent with preservation of capital and prudent investment management.	Transamerica Aegon Bond VP – Service Class Sub-Advised by: Aegon USA Investment Management, LLC	0.78%	-	0.78%	1.88%	-0.48%	1.20%
Seeks total return, consisting of current income and capital appreciation.	Transamerica Aegon Core Bond VP - Service Class Sub-Advised by: Aegon USA Investment Management, LLC	0.75%	-	0.75%	1.18%	-0.30%	1.22%
Seeks a high level of current income by investing in high-yield debt securities.	Transamerica Aegon High Yield Bond VP - Service Class Sub-Advised by: Aegon USA Investment Management, LLC	0.88%	-	0.88%	7.15%	3.19%	4.35%
Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.	Transamerica Aegon Sustainable Equity Income VP - Service Class Sub-Advised by: Aegon Asset Management UK plc (“AAM”)	0.97%	-	0.97%	16.60%	4.22%	5.56%
Seeks to provide as high a level of total return as is consistent with prudent investment strategies.	Transamerica Aegon U.S. Government Securities VP - Service Class Sub-Advised by: Aegon USA Investment Management, LLC	0.83%	-	0.83%	0.16%	-0.94%	0.37%
Seeks to provide total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.	Transamerica American Funds Managed Risk VP - Service Class Sub-Advised by: Milliman Financial Risk Management LLC	1.10%	-	1.10%	14.37%	5.69%	5.75%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Transamerica BlackRock Government Money Market VP - Service Class(2) Sub-Advised by: BlackRock Investment Management, LLC	0.54%	-	0.54%	4.76%	2.19%	1.34%
Seeks current income and preservation of capital.	Transamerica BlackRock iShares Active Asset Allocation - Conservative VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.90%	-	0.90%	6.71%	2.52%	3.31%
Seeks capital appreciation and current income.	Transamerica BlackRock iShares Active Asset Allocation - Moderate VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.90%	-	0.90%	9.06%	2.76%	3.26%
Seeks capital appreciation with current income as a secondary objective.	Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.88%	-	0.88%	12.51%	4.18%	4.04%
Seeks capital appreciation and income.	Transamerica BlackRock iShares Dynamic Allocation - Balanced VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.89%	-	0.89%	8.75%	2.27%	3.04%

investment options AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolios and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/24)
					1 year	5 years	10 years
Seeks capital appreciation and income.	Transamerica BlackRock iShares Dynamic Allocation - Moderate Growth VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.88%	-	0.88%	12.51%	4.18%	4.04%
Seeks long-term capital appreciation and capital preservation.	Transamerica BlackRock iShares Edge 40 VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.70%	-	0.70%	6.48%	2.84%	3.48%
Seeks long-term capital appreciation and capital preservation.	Transamerica BlackRock iShares Edge 50 VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.69%	-	0.69%	7.79%	3.65%	5.24%
Seeks long-term capital appreciation with capital preservation as a secondary objective.	Transamerica BlackRock iShares Edge 75 VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.75%	-	0.75%	11.40%	5.72%	7.33%
Seeks long-term capital appreciation.	Transamerica BlackRock iShares Edge 100 VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.80%	-	0.80%	14.99%	7.60%	9.50%
Seeks a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Balanced VP - Service Class Sub-Advised by: Pacific Investment Management Company LLC	0.92%	-	0.92%	8.69%	2.28%	3.67%
Seeks a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Conservative VP - Service Class Sub-Advised by: Pacific Investment Management Company LLC	0.94%	-	0.94%	6.22%	1.53%	3.16%
Seeks a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Growth VP - Service Class Sub-Advised by: Pacific Investment Management Company LLC	0.94%	-	0.94%	11.66%	4.44%	4.95%
Seeks to maximize total return.	Transamerica BlackRock Real Estate Securities VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	1.10%	-	1.10%	1.03%	0.50%	2.41%
Seeks capital appreciation with current income as a secondary objective.	Transamerica BlackRock Tactical Allocation VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	1.00%	-	1.00%	12.40%	5.70%	5.62%
Seeks long-term capital appreciation with current income as a secondary objective.	Transamerica Goldman Sachs 70/30 Allocation VP - Service Class Sub-Advised by: Goldman Sachs Asset Management, L.P.	1.59%	-	1.59%	12.15%	N/A	N/A
Seeks to balance capital appreciation and income.	Transamerica Goldman Sachs Managed Risk - Balanced ETF VP - Service Class Sub-Advised by: Goldman Sachs Asset Management, L.P.	0.63%	-	0.63%	9.07%	3.82%	4.41%

investment options AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolios and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/24)
					1 year	5 years	10 years
Seeks current income and preservation of capital.	Transamerica Goldman Sachs Managed Risk - Conservative ETF VP - Service Class Sub-Advised by: Goldman Sachs Asset Management, L.P.	0.65%	-	0.65%	6.69%	2.32%	3.36%
Seeks capital appreciation as a primary objective and income as a secondary objective.	Transamerica Goldman Sachs Managed Risk - Growth ETF VP - Service Class Sub-Advised by: Goldman Sachs Asset Management, L.P.	0.65%	-	0.65%	13.23%	6.24%	6.03%
Seeks long-term capital appreciation.	Transamerica Great Lakes Advisors Large Cap Value VP - Service Class Sub-Advised by: Great Lakes Advisors LLC	0.94%	-	0.94%	16.82%	9.63%	7.46%
Seeks long-term capital appreciation.	Transamerica International Focus VP - Service Class Sub-Advised by: Sands Capital Management, LLC (4)	1.09%	-	1.09%	-1.33%	3.33%	4.53%
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Transamerica Janus Balanced VP - Service Class Sub-Advised by: Janus Henderson Investors US LLC	0.99%	-	0.99%	14.85%	7.73%	7.95%
Seeks long-term capital appreciation.	Transamerica Janus Mid-Cap Growth VP - Service Class Sub-Advised by: Janus Henderson Investors US LLC	1.07%	-	1.07%	14.07%	9.02%	9.44%
Seeks current income and preservation of capital.	Transamerica JPMorgan Asset Allocation - Conservative VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.97%	-	0.97%	5.52%	2.25%	3.39%
Seeks current income and preservation of capital.	Transamerica JPMorgan Asset Allocation - Growth VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.06%	-	1.06%	16.10%	9.82%	8.75%
Seeks capital appreciation and current income.	Transamerica JPMorgan Asset Allocation - Moderate VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.99%	-	0.99%	7.70%	3.73%	4.64%
Seeks capital appreciation with current income as a secondary objective.	Transamerica JPMorgan Asset Allocation - Moderate Growth VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.04%	-	1.04%	10.70%	5.91%	6.23%
Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500®.	Transamerica JPMorgan Enhanced Index VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.86%	-	0.86%	23.90%	14.87%	12.61%

investment options AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolios and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/24)
					1 year	5 years	10 years
Seeks capital appreciation with current income as a secondary objective.	Transamerica JPMorgan International Moderate Growth VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.14%	-	1.14%	1.89%	2.69%	3.61%
Seeks current income and preservation of capital.	Transamerica JPMorgan Tactical Allocation VP - Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.05%	-	1.05%	4.24%	2.41%	3.23%
Seeks high total return through the combination of income and capital appreciation.	Transamerica Madison Diversified Income VP - Service Class Sub-Advised by: Madison Asset Management. LLC	1.08%	-	1.08%	3.47%	2.34%	4.14%
Seeks capital appreciation.	Transamerica Market Participation Strategy VP - Service Class Sub-Advised by: PGIM Quantitative Solutions LLC	0.98%	-	0.98%	14.94%	8.38%	6.77%
Seeks high total return.	Transamerica Morgan Stanley Global Allocation VP - Service Class Sub-Advised by: Morgan Stanley Investment Management Inc.	1.13%	-	1.13%	6.78%	5.04%	5.02%
Seeks to provide capital appreciation and income while seeking to manage volatility.	Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP - Service Class Sub-Advised by: Milliman Financial Risk Management LLC	1.30%	-	1.30%	5.06%	1.83%	2.37%
Seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada.	Transamerica MSCI EAFE Index VP - Service Class Sub-Advised by: SSGA Funds Management, Inc.	0.56%	0.15%	0.71%	3.15%	4.39%	4.83%
Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stock, bonds and money market instruments.	Transamerica Multi-Managed Balanced VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC	0.88%	-	0.88%	14.64%	8.89%	8.15%
Seeks maximum real return, consistent with appreciation of capital.	Transamerica PineBridge Inflation Opportunities VP - Service Class Sub-Advised by: PineBridge Investments LLC	0.78%	-	0.78%	1.82%	1.63%	1.85%
Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index.	Transamerica S&P 500 Index VP - Service Class Sub-Advised by: SSGA Funds Management, Inc.	0.37%	0.15%	0.52%	24.54%	14.06%	13.92%
Seeks to maximize total return.	Transamerica Small/Mid Cap Value VP – Service Class Sub-Advised by: Systematic Financial Management L.P. & Thompson, Siegel & Walmsley LLC	1.06%	-	1.06%	8.56%	8.11%	8.24%
Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.	Transamerica T. Rowe Price Small Cap VP – Service Class Sub-Advised by: T. Rowe Price Associates, Inc.	1.08%	-	1.08%	12.61%	7.61%	9.38%

investment options AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolios and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/24)
					1 year	5 years	10 years
Seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.	Transamerica TSW International Equity VP – Service Class (5) Sub-Advised by: Thompson, Siegel & Walmsley LLC	1.11%	-	1.11%	3.11%	4.05%	4.48%
Seeks growth from capital appreciation.	Transamerica TSW Mid Cap Value Opportunities VP–Service Class (5) Sub-Advised by: J.P. Morgan Investment Management Inc.	1.01%		1.01%	8.09%	7.33%	7.07%
Seeks to maximize long-term growth.	Transamerica WMC US Growth VP – Service Class Sub-Advised by: Wellington Management Company, LLP	0.89%	-	0.89%	28.69%	15.54%	15.01%
To provide long-term capital appreciation and reasonable current income.	Vanguard® VIF Balanced Portfolio Advised by: Wellington Management Company, LLP	0.20%	0.60%	0.80%	14.80%	8.18%	8.37%
To provide current income and low to moderate capital appreciation.	Vanguard® VIF Conservative Allocation Portfolio Advised by: The Vanguard Group, Inc.	0.13%	0.60%	0.73%	7.49%	4.03%	4.89%
Seeks to provide long-term capital appreciation.	Vanguard® VIF International Portfolio Advised by: Baillie Gifford Overseas Ltd., M&G Investment Management Limited, and Schroder Investment Management North America Inc.	0.31%	0.60%	0.91%	9.01%	6.26%	8.40%
Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	Vanguard® VIF Mid-Cap Index Portfolio Advised by: Vanguard Equity Investment Group	0.17%	0.60%	0.77%	15.07%	9.70%	9.41%
Seeks to provide capital appreciation and a low to moderate level of current income.	Vanguard® VIF Moderate Allocation Portfolio Advised by: The Vanguard Group, Inc.	0.13%	0.60%	0.73%	10.32%	6.06%	6.51%
Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measure the performance of publicly traded equity REITs and other real estate-related investments.	Vanguard® VIF Real Estate Index Portfolio Advised by: Vanguard Equity Investment Group	0.26%	0.60%	0.86%	4.74%	2.84%	4.99%
Seeks to provide current income while maintaining limited price volatility.	Vanguard® VIF Short-Term Investment-Grade Portfolio Advised by: Vanguard's Fixed Income Group	0.14%	0.60%	0.74%	4.89%	1.97%	2.24%
Seeks to track the performance of a broad, market-weighted bond index.	Vanguard® VIF Total Bond Market Index Portfolio Advised by: Vanguard's Fixed Income Group	0.14%	0.60%	0.74%	1.24%	-0.38%	1.25%
(1)
Some Subaccounts may be available for certain policies and may not be available for all policies. You should work with Your registered representative to decide which Subaccount(s) may be appropriate for You based on a thorough analysis of Your particular insurance needs, financial objective, investment goals, time horizons, and risk tolerance.
(2)
There can be no assurance that any money market portfolio offered under this Policy will be able to maintain a stable net asset value per share investment options AVAILABLE UNDER THE POLICY — (Continued)
during extended periods of low interest rates, and partly as a result of Policy charges, the yield on the money market Subaccount may become extremely low and possibly negative.
(3)
Effective on or about November 15, 2024, the word Dimensional was added to the front of the name of the fund.
(4)
Effective on or about October 25, 2024, the adviser was changed from Epoch Investment Partners Inc. to Sands Capital Management, LLC.
(5)
Effective on or about November 1, 2024, Transamerica TS&W International Equity VP and Transamerica TS&W Mid Cap Value Opportunities changed their names to Transamerica TSW International Equity VP and Transamerica TSW Mid Cap Value Opportunities VP to align with the fund company.
NOTE: All underlying fund portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the sub-advisors unless otherwise indicated.
There are no Portfolios that have been closed to new investments or new investors.
Fixed Options
The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below, offer new Fixed Options, and terminate existing Fixed Options. We will provide you with written notice before doing so.
Depending on the optional benefits you choose, you may not be able to invest in certain Investment Options, as noted below.
Note: If amounts are withdrawn from a Fixed Option before the end of its term, we may apply a Contract Adjustment. This may result in a significant reduction in your Contract value.
Fixed Account Guaranteed Minimum Interest Rate
Name	Term	Minimum Guaranteed Interest Rate(3)
Traditional DCA[1,2]	6 months minimum or 24 months maximum	0.25%
1 Year Guaranteed Period Option[1]	1 year	0.25%
3 Year Guaranteed Period Option[1]	3 years	0.25%
5 Year Guaranteed Period Option[1]	5 years	0.25%
7 Year Guaranteed Period Option[1]	7 years	0.25%
Stable Account (Transamerica Income EdgeSM 1.2 Rider only)	Life of the Rider	0.25%
Stable Account (Transamerica Principal OptimizerSM Rider only)	Life of the Rider	0.25%
(1) We are currently not offering the fixed account in New York with the exception of the Stable Accounts for Transamerica Income EdgeSM 1.2 and Transamerica Principal OptimizerSM riders if you have elected those riders.
(2) You will have the option of selecting a monthly term or a quarterly term. If quarterly, it would be a minimum of 4 quarters or a maximum of 8 quarters.
(3) The minimum guaranteed interest rate in New York is equal to the non-forfeiture rate in effect at the time of policy issue.
Regarding any state variations on the fixed accounts listed above please see Appendix – State Variations.

APPENDIX
Designated Investment Options
The table below identifies the Designated Investment Options available for use with the Guaranteed Minimum Death Benefits and our Guaranteed Lifetime Withdrawal Benefits except for the Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 riders.  See Appendix - Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Investment Options.
	Return of Premium Death Benefit	Annual Step-Up Death Benefit	Retirement Income Max® 1.2 Rider	Retirement Income Choice® 1.7 Rider	Retirement Income Choice® 1.7 Rider
Subaccounts				Prior to 9/1/2020 Group A, B or C	9/1/2020 and After Group A, B or C
AB Balanced Hedged Allocation Portfolio - Class B	√	√		A	B
AB Relative Value Portfolio - Class B	√	√		A	A
American Funds - Asset Allocation FundSM Class 4	√	√		A	B
American Funds - The Bond Fund of AmericaSM - Class 4	√	√	√	A	C
American Funds - Growth FundSM - Class 4	√	√		A	A
American Funds - Growth-Income FundSM - Class 4	√	√		A	A
American Funds - International FundSM - Class 4	√	√		A	A
American Funds - New World Fund® - Class 4	√	√		A	A
Dimensional VA Global Bond Portfolio - Institutional Class	√	√	√	A	C
Fidelity® VIP Balanced Portfolio - Service Class 2	√	√		A	B
Fidelity® VIP Consumer Staples - Initial Class	√	√		A	A
Fidelity® VIP Contrafund® Portfolio - Service Class 2	√	√		A	A
Fidelity® VIP Energy Portfolio - Service Class 2	√	√		A	A
Fidelity® VIP Health Care Portfolio - Service Class 2	√	√		A	A
Fidelity® VIP Mid Cap Portfolio - Service Class 2	√	√		A	A
Fidelity® VIP Technology Portfolio - Initial Class	√	√		A	A
Fidelity® VIP Utilities Portfolio - Initial Class	√	√		A	A
Fidelity® VIP Value Strategies Portfolio - Service Class 2	√	√		A	A
State Street Total Return V.I.S. Fund - Class 3	√	√		A	B
TA 60/40 Allocation - Service Class	√	√		A	B
TA Aegon Bond - Service Class	√	√	√	A	C
TA Aegon Core Bond - Service Class	√	√	√	A	C
TA Aegon High Yield Bond - Service Class	√	√		A	B
TA Aegon Sustainable Equity Income - Service Class	√	√		A	A
TA Aegon U.S. Government Securities - Service Class	√	√	√	A	C
TA American Funds Managed Risk - Balanced - Service Class(1)	√	√		A	B
TA BlackRock Real Estate Securities - Service Class	√	√		A	A
TA BlackRock Government Money Market - Service Class	√	√	√	A	C
TA BlackRock iShares Active Asset Allocation - Conservative - Service Class(1)	√	√	√	A	B
TA BlackRock iShares Active Asset Allocation - Moderate - Service Class(1)	√	√	√	A	B
TA BlackRock iShares Active Asset Allocation - Moderate Growth - Service Class(1)	√	√		A	B
TA BlackRock iShares Dynamic Allocation - Balanced - Service Class(1)	√	√	√	A	B
TA BlackRock iShares Dynamic Allocation - Moderate Growth - Service Class(1)	√	√		A	B

Designated Investment Options — (Continued)
	Return of Premium Death Benefit	Annual Step-Up Death Benefit	Retirement Income Max® 1.2 Rider	Retirement Income Choice® 1.7 Rider	Retirement Income Choice® 1.7 Rider
Subaccounts				Prior to 9/1/2020 Group A, B or C	9/1/2020 and After Group A, B or C
TA BlackRock iShares Edge 40- Service Class	√	√	√	A	B
TA BlackRock iShares Edge 50 - Service Class	√	√	√	A	B
TA BlackRock iShares Edge 75 - Service Class	√	√		A	B
TA BlackRock iShares Edge 100 - Service Class	√	√		A	A
TA BlackRock iShares Tactical - Balanced - Service Class	√	√		A	B
TA BlackRock iShares Tactical - Conservative - Service Class	√	√		A	B
TA BlackRock iShares Tactical - Growth - Service Class	√	√		A	B
TA BlackRock Tactical Allocation - Service Class(1)	√	√		A	B
TA Goldman Sachs 70/30 - Service Class	√	√		A	B
TA Goldman Sachs Managed Risk - Balanced ETF - Service Class(1)	√	√	√	A	B
TA Goldman Sachs Managed Risk - Conservative ETF - Service Class(1)	√	√	√	A	B
TA Goldman Sachs Managed Risk - Growth ETF - Service Class(1)	√	√		A	B
TA Great Lakes Advisors Large Cap Value - Service Class	√	√		A	A
TA International Focus - Service Class	√	√		A	A
TA Janus Balanced - Service Class	√	√		A	B
TA Janus Mid-Cap Growth - Service Class	√	√		A	A
TA JPMorgan Asset Allocation - Conservative - Service Class(1)	√	√	√	A	B
TA JPMorgan Asset Allocation - Growth - Service Class	√	√		A	A
TA JPMorgan Asset Allocation - Moderate - Service Class(1)	√	√	√	A	B
TA JPMorgan Asset Allocation - Moderate Growth - Service Class(1)	√	√		A	B
TA JPMorgan Enhanced Index - Service Class	√	√		A	A
TA JPMorgan International Moderate Growth - Service Class(1)	√	√		A	B
TA JPMorgan Tactical Allocation - Service Class	√	√	√	A	B
TA Madison Diversified Income - Service Class	√	√	√	A	B
TA Market Participation Strategy - Service Class	√	√		A	B
TA Morgan Stanley Global Allocation - Service Class	√	√		A	B
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(1)	√	√		A	B
TA MSCI EAFE Index - Service Class	√	√		A	A
TA Multi-Managed Balanced - Service Class	√	√		A	B
TA PineBridge Inflation Opportunities - Service Class	√	√	√	A	C
TA S&P 500 Index - Service Class	√	√		A	A
TA Small Mid Cap Value - Service Class	√	√		A	A
TA T. Rowe Price Small Cap - Service Class	√	√		A	A
TA TSW International Equity - Service Class	√	√		A	A
TA TSW Mid Cap Value Opportunities - Service Class	√	√		A	A
TA WMC US Growth - Service Class	√	√		A	A
Vanguard® VIF Balanced Portfolio	√	√		A	B
Vanguard® VIF Conservative Allocation Portfolio	√	√	√	A	B

Designated Investment Options — (Continued)
	Return of Premium Death Benefit	Annual Step-Up Death Benefit	Retirement Income Max® 1.2 Rider	Retirement Income Choice® 1.7 Rider	Retirement Income Choice® 1.7 Rider
Subaccounts				Prior to 9/1/2020 Group A, B or C	9/1/2020 and After Group A, B or C
Vanguard® VIF International Portfolio	√	√		A	A
Vanguard® VIF Mid-Cap Index Portfolio	√	√		A	A
Vanguard® VIF Moderate Allocation Portfolio	√	√		A	B
Vanguard® VIF Real Estate Index Portfolio	√	√		A	A
Vanguard® VIF Short-Term Investment-Grade Portfolio	√	√		A	C
Vanguard® VIF Total Bond Market Index Portfolio	√	√		A	C
Fixed Account	√	√	√	A	C
(1)
This Subaccount invests in an underlying fund portfolio that utilized a volatility management strategy as part of its investment objective and/or principal investment strategy. See Investment Restrictions earlier in the prospectus for information on how volatility management strategies may impact Your Policy Value in certain optional riders.
Certain designated Investment Options may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any designated Investment Option at any time. In some cases, a designated Investment Option not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a designated Investment Option, please contact Your financial intermediary or our Administrative Office.

APPENDIX
Transamerica Principal OptimizerSM AND Transamerica Income EdgeSM 1.2 Investment Options
The table below identifies the Select Investment Options and Flexible Investment Options available for use with the Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 riders.
	Select Investment Options	Flexible Investment Options
Subaccounts
AB Balanced Hedged Allocation Portfolio - Class B		√
AB Relative Value Portfolio - Class B		√
American Funds - Asset Allocation FundSM Class 4		√
American Funds - The Bond Fund of AmericaSM - Class 4	√
American Funds - Growth FundSM - Class 4		√
American Funds - Growth-Income FundSM - Class 4		√
American Funds - International FundSM - Class 4		√
American Funds - New World Fund® - Class 4		√
Dimensional VA Global Bond Portfolio - Institutional Class	√
Fidelity® VIP Balanced Portfolio - Service Class 2		√
Fidelity® VIP Consumer Staples - Initial Class		√
Fidelity® VIP Contrafund® Portfolio - Service Class 2		√
Fidelity® VIP Energy Portfolio - Service Class 2		√
Fidelity® VIP Health Care Portfolio - Service Class 2		√
Fidelity® VIP Mid Cap Portfolio - Service Class 2		√
Fidelity® VIP Technology Portfolio - Initial Class		√
Fidelity® VIP Utilities Portfolio - Initial Class		√
Fidelity® VIP Value Strategies Portfolio - Service Class 2		√
State Street Total Return V.I.S. Fund - Class 3		√
TA 60/40 Allocation - Service Class		√
TA Aegon Bond - Service Class	√
TA Aegon Core Bond - Service Class	√
TA Aegon High Yield Bond - Service Class		√
TA Aegon Sustainable Equity Income - Service Class		√
TA Aegon U.S. Government Securities - Service Class	√
TA American Funds Managed Risk - Balanced - Service Class(1)		√
TA BlackRock Real Estate Securities - Service Class		√
TA BlackRock Government Money Market - Service Class	√
TA BlackRock iShares Active Asset Allocation - Conservative - Service Class(1)		√
TA BlackRock iShares Active Asset Allocation - Moderate - Service Class(1)		√
TA BlackRock iShares Active Asset Allocation - Moderate Growth - Service Class(1)		√
TA BlackRock iShares Dynamic Allocation - Balanced - Service Class(1)		√
TA BlackRock iShares Dynamic Allocation - Moderate Growth - Service Class(1)		√
TA BlackRock iShares Edge 40- Service Class		√
TA BlackRock iShares Edge 50 - Service Class		√

Transamerica Principal OptimizerSM AND Transamerica Income EdgeSM 1.2 Investment Options — (Continued)
	Select Investment Options	Flexible Investment Options
Subaccounts
TA BlackRock iShares Edge 75 - Service Class		√
TA BlackRock iShares Edge 100 - Service Class		√
TA BlackRock iShares Tactical - Balanced - Service Class		√
TA BlackRock iShares Tactical - Conservative - Service Class		√
TA BlackRock iShares Tactical - Growth - Service Class		√
TA BlackRock Tactical Allocation - Service Class(1)		√
TA Goldman Sachs 70/30 - Service Class		√
TA Goldman Sachs Managed Risk - Balanced ETF - Service Class(1)		√
TA Goldman Sachs Managed Risk - Conservative ETF - Service Class(1)		√
TA Goldman Sachs Managed Risk - Growth ETF - Service Class(1)		√
TA Great Lakes Advisors Large Cap Value - Service Class		√
TA International Focus - Service Class		√
TA Janus Balanced - Service Class		√
TA Janus Mid-Cap Growth - Service Class		√
TA JPMorgan Asset Allocation - Conservative - Service Class(1)		√
TA JPMorgan Asset Allocation - Growth - Service Class		√
TA JPMorgan Asset Allocation - Moderate - Service Class(1)		√
TA JPMorgan Asset Allocation - Moderate Growth - Service Class(1)		√
TA JPMorgan Enhanced Index - Service Class		√
TA JPMorgan International Moderate Growth - Service Class(1)		√
TA JPMorgan Tactical Allocation - Service Class		√
TA Madison Diversified Income - Service Class		√
TA Market Participation Strategy - Service Class(1)		√
TA Morgan Stanley Global Allocation - Service Class		√
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(1)		√
TA MSCI EAFE Index - Service Class		√
TA Multi-Managed Balanced - Service Class		√
TA PineBridge Inflation Opportunities - Service Class	√
TA S&P 500 Index - Service Class		√
TA Small Mid Cap Value - Service Class		√
TA T. Rowe Price Small Cap - Service Class		√
TA TSW International Equity - Service Class		√
TA TSW Mid Cap Value Opportunities - Service Class		√
TA WMC US Growth - Service Class		√
Vanguard® VIF Balanced Portfolio		√
Vanguard® VIF Conservative Allocation Portfolio		√
Vanguard® VIF International Portfolio		√
Vanguard® VIF Mid-Cap Index Portfolio		√
Vanguard® VIF Moderate Allocation Portfolio		√
Vanguard® VIF Real Estate Index Portfolio		√

Transamerica Principal OptimizerSM AND Transamerica Income EdgeSM 1.2 Investment Options — (Continued)
	Select Investment Options	Flexible Investment Options
Subaccounts
Vanguard® VIF Short-Term Investment-Grade Portfolio	√
Vanguard® VIF Total Bond Market Index Portfolio	√
(1)
This Subaccount invests in an underlying fund portfolio that utilized a volatility management strategy as part of its investment objective and/or principal investment strategy. See Investment Restrictions earlier in the prospectus for information on how volatility management strategies may impact Your Policy Value in certain optional riders.
Certain Subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any Subaccount at any time. In some cases, a Subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a Subaccount, please contact Your financial intermediary or our Administrative Office.

APPENDIX
Advisory Fee Withdrawal Examples
Listed below are the abbreviations that will be used in the following Appendix for Your reference.
1. Withdrawal Base Components (“WBC”);
2. Withdrawal Percentage (WP”);
3. Rider Withdrawal Amount (“RWA”); and
4. Rider Death Benefit (“RDB”).
An Advisory Fee Withdrawal is a withdrawal deducted from Your Policy Value and paid directly to Your advisor, asset manager or broker/dealer on Your behalf. Applying the Advisory Fee Withdrawal Maximum Percentage shown in Your contract to Your Policy Value determines the Maximum Advisory Fee Amount allowed for Advisory Fee Withdrawals which will not negatively impact the benefits of Your Policy. When an Advisory Fee Withdrawal is taken, certain aspects of the Policy and optional riders can be affected. The below examples reflect the impacts of taking Advisory Fee Withdrawals.
Advisory Fee Withdrawals that are less than or equal to the Advisory Fee Withdrawal Maximum Percentage will be treated as withdrawals for purposes of calculating Policy Value, Minimum Required Cash Value and Additional Death Distribution +.
Advisory Fee Withdrawals that are less than or equal to the Advisory Fee Withdrawal Maximum Percentage will not be treated as withdrawals for purposes of calculating Excess Interest Adjustment (if applicable), Waiver threshold for the Service Charge, Rider Earnings for the Additional Death Distribution Rider, Withdrawal Base (for TIE 1.2 and TPO), WBC (for RIC 1.7 and RIM 1.2), RWA, RDB, Required Minimum Distributions, Guaranteed Future Value and Guaranteed Minimum Death Benefits.
Advisory Fee Withdrawals that are in excess of the Advisory Fee Withdrawal Maximum Percentage will be treated as a withdrawals for purposes of calculating Excess Interest Adjustment, Waiver threshold for the Service Charge, Rider Earnings for the Additional Death Distribution Rider, Withdrawal Base (for TIE 1.2 and TPO), WBC (for RIC 1.7 and RIM 1.2), RWA, RDB, Required Minimum Distributions, Guaranteed Future Value and Adjusted Withdrawals (for Return of Premium and Step-up Death Benefits).
Example 1 (Non-Excess Advisory Fee Withdrawal):
Assumptions:
Maximum Advisory Fee Amount = $4,000
Advisor Fee withdrawal = $4,000
Question: Is any portion of the Advisory Fee Withdrawal greater than the Maximum Advisory Fee Amount?
No. There is no excess Advisory Fee Withdrawal since no more than $4,000 was deducted.
Result. In this example, any amount of Advisory Fee Withdrawal will be treated as a withdrawal and will reduce the Policy Value, Minimum Required Cash Value and Additional Death Distribution + values. Excess Interest Adjustment, the Waiver threshold for the Service Charge, Rider Earnings for the Additional Death Distribution Rider, Withdrawal Base (for TIE 1.2 and TPO), WBC (for RIC 1.7 and RIM 1.2), RWA, RDB, Guaranteed Future Value and Guaranteed Minimum Death Benefits will not consider the Advisory Fee Withdrawal as a withdrawal for purposes of calculating their respective values. Highest Policy Value on the Valuation Frequency Dates will still be included in the Rider Anniversary calculation and the Growth Percentage in the Growth Component or Growth Basis of the guaranteed living withdrawal benefit rider (if applicable) will not go to zero. The WP of the guaranteed living withdrawal benefit rider will not be established if it hasn’t been already.
Example 2 (Excess Advisory Fee Withdrawal):
Assumptions:
Maximum Advisory Fee Amount = $4,000
RWA = $5,000
Advisory Fee Withdrawal = $5,000
Question 1: Is any portion of the Advisory Fee Withdrawal greater than the Maximum Advisory Fee Amount?
Yes. There is an excess Advisory Fee Withdrawal amount since the Advisory Fee Withdrawal was more than $4,000
Excess Advisor Fee Withdrawal = $1,000 ($5,000 - $4,000)
Question 2: Is any portion of the Excess Advisory Fee Withdrawal greater than the RWA?
No. There is no excess RWA since no more than $5,000 was deducted.

Advisory Fee Withdrawal Examples — (Continued)
Result. In this example, Excess Interest Adjustment, the Waiver threshold for the Service Charge, Rider Earnings for the Additional Death Distribution Rider, RWA, RDB, Guaranteed Future Value and Guaranteed Minimum Death Benefits will consider the Advisory Fee Withdrawal as a withdrawal and their values will be adjusted accordingly. The Growth Percentage in the Growth Component or Growth Basis of the guaranteed living withdrawal benefit rider (if applicable) will go to zero. The WP of the guaranteed living withdrawal benefit rider will be established if it hasn’t been already.
Example 3 (Excess Advisory Fee Withdrawal in excess of the RWA):
Assumptions:
Maximum Advisory Fee Amount = $4,000
RWA = $5,000
Advisory Fee Withdrawal = $10,000
Question 1: Is any portion of the Advisory Fee Withdrawal greater than the Maximum Advisory Fee Amount?
Yes. There is an excess Advisory Fee Withdrawal amount since the Advisory Fee Withdrawal was more than $4,000
Excess Advisory Fee Withdrawal = $6,000 ($10,000 - $4,000)
Question 2: Is any portion of the Excess Advisory Fee Withdrawal greater than the RWA?
Yes. There is an excess RWA since the Excess Advisory Fee Withdrawal was more than $5,000.
Excess Advisory Fee Withdrawal = $1,000 ($6,000 - $5,000)
Result. In this example, because there was an Advisory Fee Withdrawal in excess of both the Maximum Advisory Fee amount, and the RWA, the Withdrawal Base, and WBC will be adjusted accordingly. Highest Policy Value on the Valuation Frequency Dates of the guaranteed living withdrawal benefit rider would be excluded from any Rider Anniversary calculations.

APPENDIX
Excess Interest Adjustment Examples
Money that You surrender from, transfer out of, or apply to an Annuity Payment Option, from a Guaranteed Period Option of the Fixed Account before the end of its guaranteed period (the number of years You specified the money would remain in the Guaranteed Period Option) may be subject to an Excess Interest Adjustment (“EIA”). If, at the time of such transactions interest rates set by us have risen since the date of the initial guarantee, the Excess Interest Adjustment will result in a lower Cash Value. However, if interest rates have fallen since the date of the initial guarantee, the Excess Interest Adjustment will result in a higher Cash Value.
Excess Interest Adjustments will not reduce the Adjusted Policy Value for a Guaranteed Period Option below the premium payments and transfers to that Guaranteed Period Option, less any prior withdrawals and transfers from the Guaranteed Period Option, plus interest at the policy's minimum guaranteed effective annual interest rate. This is referred to as the Excess Interest Adjustment floor.
The formula that will be used to determine the Excess Interest Adjustment is:
S* (G-C)* (M/12)
S	=
Is the amount (before premium taxes and the application of any Guaranteed
Minimum Death Benefits, if any) being surrendered, withdrawn, transferred, paid upon death, or applied to an income option that is subject to the Excess Interest
Adjustment.

G	=	Is the guaranteed interest rate for the guaranteed period applicable to “S”;
C	=
Is the current guaranteed interest rate then being offered on new premium payments for the next longer option period than “M”. If this Policy form or such an option period is no longer offered, “C” will be the U.S. Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month;
and

M	=	Number of months remaining in the current option period for “S”, rounded up to the next higher whole number of months.
*	=	Multiplication
The following examples are for illustrative purposes only and are calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal. In the following examples ^ denotes exponentiation. Please note the exponentiation represents the compounding of the interest rate.

Excess Interest Adjustment Examples — (Continued)
Example 1 (Full Surrender, rates increase by 4%):
Assumptions:
Single premium payment = $50,000
Guaranteed period = 5 Years
Guarantee rate = 5.5% per annum
Guaranteed minimum interest rate = 1.50%
Surrender = Middle of Policy Year 3 (this is represented by 2.5 in this example)
Summary:
Policy Value at middle of Policy Year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment Free Amount at middle of Policy Year 3	= 57,161.18 - 50,000 = 7,161.18
Amount subject to Excess Interest Adjustment	= 57,161.18 – 7,161.18 = 50,000.00
Excess Interest Adjustment floor	= 50,000.00 * (1.015) ^ 2.5 = 51,896.14
Excess Interest Adjustment S * (G - C) * (M/12) where:	G = .055 C = .095 M = 30 = 50,000.00 * (.055 - .095) * (30/12)
= -5,000.00, but Excess Interest Adjustment cannot cause the Adjusted Policy Value to fall below the Excess Interest Adjustment floor, so the adjustment is limited to 51,896.14 - 57,161.18 = -5,265.03
Adjusted Policy Value = Policy Value + Excess Interest Adjustment	= 57,161.18 + (-5,265.03) = 51,896.15
Cash Value at middle of Policy Year 3 = Policy Value + Excess Interest Adjustment	= 57,161.18 + (-5,265.03) = 51,896.15
Upon full surrender of the policy, the minimum Cash Value will never be less than that required by the non-forfeiture laws of Your state.
Example 2 (Full Surrender, rates decrease by 1%):
Assumptions:
Single premium payment = $50,000
Guaranteed period = 5 Years
Guarantee rate = 5.5% per annum
Guaranteed minimum interest rate = 1.50%
Surrender = Middle of Policy Year 3 (this is represented by 2.5 in this example)
Summary:
Policy Value at middle of Policy Year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment Free Amount at middle of Policy Year 3	= 57,161.18 – 50,000.00 = 7,161.18
Amount subject to Excess Interest Adjustment	= 57,161.18 –7,161.18 = 50,000.00
Excess Interest Adjustment floor	= 50,000.00 * (1.015) ^ 2.5 = 51,896.14
Excess Interest Adjustment S * (G - C) * (M/12) where:	G = .055 C = .045 M = 30 = 50,000.00 * (.055 - .045) * (30/12) = 1,250.00
Adjusted Policy Value	= 57,161.18 + 1,250.00 = 58,411.18
Cash Value at middle of Policy Year 3 = Policy Value + Excess Interest Adjustment	= 57,161.18 + 1,250.00 = 58,411.18
Upon full surrender of the policy, the minimum Cash Value will never by less than that required by the non-forfeiture laws of your state.

Excess Interest Adjustment Examples — (Continued)
On a withdrawal, the Company will pay the policyholder the full amount of withdrawal requested (as long as the Policy Value is sufficient). Amounts withdrawn will reduce the Policy Value by an amount equal to:
R - E
R	=	the requested withdrawal;
E	=	the Excess Interest Adjustment
Example 3 (Partial Withdrawal, rates increase by 1%):
Assumptions:
Single premium payment = $50,000
Guaranteed period = 5 Years
Guarantee rate = 5.5% per annum
Partial Withdrawal = $20,000 in the middle of Policy Year 3 (this is represented by 2.5 in this example)
Summary:
Policy Value at middle of Policy Year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment Free Amount at middle of contract year 3	= 57,161.18 – 50,000.00 = 7,161.18
Excess Interest Adjustment S * (G - C) * (M/12) where:	S = 20,000 –7,161.18 = 12,838.82 G = .055 C = .065 M = 30 = 12,838.82 * (.055 - .065) * (30/12) = - 320.97
Remaining Policy Value at middle of Policy Year 3	= 57,161.18 - (R - E) = 57,161.18 - (20,000.00 - (-320.97)) = 36,840.21
Example 4 (Partial Withdrawal, rates decrease by 1%):
Assumptions:
Single premium payment = $50,000
Guaranteed period = 5 Years
Guarantee rate = 5.5% per annum
Partial Withdrawal = $20,000 in the middle of Policy Year 3 (this is represented by 2.5 in this example)
Summary:
Policy Value at middle of Policy Year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment Free Amount at middle of Policy Year 3	= 57,161.18 - 50,000.00 = 7,161.18
Excess Interest Adjustment S * (G - C) * (M/12) where:	S = 20,000 –7,161.18 = 12,838.82 G = .055 C = .045 M = 30 = 12,838.82 * (.055 - .045) * (30/12) = 320.97
Remaining Policy Value at middle of Policy Year 3	= 57,161.18 - (R - E) = 57,161.18 - (20,000.00 – 320.97) = 37,482.15

APPENDIX
Death Benefit
Adjusted Withdrawals. If You take a withdrawal, then Your guaranteed minimum death benefit is reduced by an amount called the adjusted withdrawal. The amount of the reduction depends on the relationship between Your Death Proceeds and Policy Value. The adjusted withdrawal is equal to the gross withdrawal multiplied by the Death Proceeds immediately prior to the withdrawal divided by the Policy Value immediately prior to the withdrawal. The formula is AW = GW x (DP/PV) where:
AW = adjusted withdrawal
GW= gross withdrawal
DP = Death Proceeds prior to the withdrawal = greatest of (PV, CV, or GMDB)
PV = Policy Value prior to the withdrawal
GMDB = guaranteed minimum death benefit prior to the withdrawal
CV = Cash Value prior to the withdrawal
The following examples describe the effect of a surrender on the guaranteed minimum death benefit and Policy Value.
Example 1: Death Proceeds Greater than Policy Value
Assumptions:
GMDB = $75,000
PV = $50,000
DP = $75,000
GW = $15,494
AW = $15,494 x ($75,000/$50,000) = $23,241
Summary:
Reduction in guaranteed minimum death benefit	=$23,241
Reduction in Policy Value	=$15,494
New guaranteed minimum death benefit amount	=$51,759
New Policy Value (after withdrawal)	=$34,506
The guaranteed minimum death benefit is reduced more than the Policy Value because the guaranteed minimum death benefit was greater than the Policy Value immediately prior to the withdrawal.
Example 2: Death Proceeds Equal to Policy Value
Assumptions:
GMDB = $50,000
PV = $75,000
DP = $75,000
GW = $15,494
AW = $15,494 x ($75,000/$75,000) = $15,494
Summary:
Reduction in guaranteed minimum death benefit	=$15,494
Reduction in Policy Value	=$15,494
New guaranteed minimum death benefit amount	=$34,506
New Policy Value (after withdrawal)	=$59,506
The guaranteed minimum death benefit and Policy Value are reduced by the same amount because the Policy Value was greater than the guaranteed minimum death benefit immediately prior to the withdrawal.
These examples are for illustrative purposes only. The purpose of these illustrations is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.

Death Benefit — (Continued)
Hypothetical Example
In this example, certain death benefit values at various points in time are depicted based on hypothetical assumed rates of performance. This example is for illustrative purposes only and assumes a single $100,000 premium payment by a sole Owner and Annuitant who is age 50. It further assumes no subsequent premium payments or withdrawals. The difference between the two “Policy Value” columns is the fee for the guaranteed minimum death benefit.
End of Year	Net Rate of Return*	Policy Value (No GMDB Elected)	Policy Value (Return of Premium GMDB Elected)	Return of Premium GMDB	Policy Value (Annual Step-Up GMDB Elected)	Annual Step-Up GMDB
Issue	N/A	$100,000	$100,000	$100,000	$100,000	$100,000
1	-32.65%	$67,150	$67,050	$100,000	$66,750	$100,000
2	25.66%	$84,246	$84,054	$100,000	$83,478	$100,000
3	23.62%	$103,977	$103,655	$100,000	$102,694	$102,694
4	3.53%	$107,439	$107,003	$100,000	$105,703	$105,703
5	12.12%	$120,246	$119,651	$100,000	$117,880	$117,880
6	17.51%	$141,061	$140,243	$100,000	$137,814	$137,814
7	10.27%	$155,266	$154,225	$100,000	$151,140	$151,140
8	-0.27%	$154,536	$153,346	$100,000	$149,825	$151,140
9	7.39%	$165,647	$164,218	$100,000	$159,998	$159,998
10	13.58%	$187,810	$186,027	$100,000	$180,766	$180,766
*
The assumed rate does reflect the deduction of a hypothetical fund fee but does not reflect the deduction of any other fees, charges or taxes. The death benefit values do reflect the deduction of hypothetical base Policy fees and hypothetical death benefit fees. For purposes of this example we assumed a Mortality and Expense Risk Fee and Administrative Charge of 0.20% for Policy Value, 0.30% for Return of Premium and 0.60% for Annual Step-Up. Different hypothetical returns and fees would produce different results.

APPENDIX
ADDITIONAL DEATH DISTRIBUTIONSM RIDER – No longer available
The following example illustrates the Additional Death DistributionSM additional death benefit payable by this rider as well as the effect of a withdrawal on the Additional Death DistributionSM benefit amount. The Annuitant is less than age 71 on the Rider Date.
Example 1
Assumptions:
Policy Value on the rider date = $100,000
Premiums paid after the rider date before surrender = $25,000
Gross withdrawals after the rider date = $30,000
Policy Value on date of surrender = $150,000
Summary:
Rider earnings on date of surrender (Policy Value on date of surrender – Policy Value on rider date – premiums paid after rider date + surrenders since rider date that exceeded rider earnings = $150,000 - $100,000 - $25,000 + 0):	$25,000
Amount of surrender that exceeds rider earnings ($30,000 - $25,000):	$5,000
Base Policy death benefit (assumed) on the date of death benefit calculation:	$200,000
Policy Value on the date of death benefit calculations:	$175,000
Rider earnings (= Policy Value on date of death benefit calculations – Policy Value on rider date – premiums since rider date + surrenders since rider date that exceeded rider earnings = $175,000 - $100,000 - $25,000 + $5,000):	$55,000
Additional death benefit amount (= additional death benefit factor * rider earnings = 40%* $55,000):	$22,000
Total death benefit paid (= base Policy death benefit plus additional death benefit amount):	$222,000
Example 2
Assumptions:
Policy Value on the rider date = $100,000
Premiums paid after the rider date before surrender = $0
Gross withdrawals after the rider date = $0
Base Policy death benefit (assumed) on the date of death benefit calculation = $100,000
Policy Value on the date of death benefit calculations = $75,000
Summary:
Rider earnings (= Policy Value on date of death benefit calculations – Policy Value on rider date – premiums since rider date + surrenders since rider date that exceeded rider earnings = $75,000 - $100,000 - $0 + $0):	$0
Additional death benefit amount (= additional death benefit factor * rider earnings = 40%* $0):	$0
Total death benefit paid (= base Policy death benefit plus additional death benefit amount):	$100,000

APPENDIX
ADDITIONAL DEATH DISTRIBUTION+SM RIDER – no longer available
Assume the Additional Death Distribution+SM rider is added to a new Policy opened with $100,000 initial premium payment. The Annuitant is less than age 70 on the rider date. On the first and second rider anniversaries, the Policy Value is $110,000 and $95,000 respectively when the rider fees are deducted. The Annuitant adds a $25,000 premium payment in the 3rd rider year when the Policy Value is equal to $115,000 and then takes a withdrawal of $35,000 during the 4th rider year when the Policy Value is equal to $145,000. After 5 years, the Policy Value is equal to $130,000 and the Death Proceeds are equal to $145,000.
Example 1
Assumptions:
Account value on rider date (equals initial Policy Value since new Policy) = $100,000
Additional death benefit during first rider year = $0
Rider fee on first rider anniversary (= rider fee * Policy Value = 0.55% * $110,000) = $605
Additional death benefit during 2nd rider year (= sum of total rider fees paid) = $605
Summary:
Rider fee on second rider anniversary (= rider fee * Policy Value = 0.55% * $95,000)	$522.50
Additional death benefit during 3rd rider year (= sum of total rider fees paid = $605 + $522.50)	$1,127.50
Rider benefit base in 3rd rider year prior to premium addition (= account value less premiums added since rider date = $115,000 – $0)	$115,000.00
Rider benefit base in 3rd rider year after premium addition (= $140,000 - $25,000)	$115,000.00
Rider benefit base in 4th rider year prior to withdrawal (= account value less premiums added since rider date = $145,000 - $25,000)	$120,000.00
Rider benefit base in 4th rider year after withdrawal = (account value less premiums added since rider date =$110,000 - $25,000)	$85,000.00
Rider benefit base in 5th rider year (= $130,000 - $25,000)	$105,000.00
Additional death benefit = rider benefit percentage * rider benefit base = 30% * $105,000	$31,500.00
Total Death Proceeds in 5th rider year (= base Policy Death Proceeds + additional death benefit amount = $145,000 + $31,500)	$176,500.00

APPENDIX
Guaranteed Lifetime Withdrawal Benefit -
Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 riders – REBALANCING EXAMPLES
NOTE: The following demonstrates, on a purely hypothetical basis, the rebalancing mechanics of this Guaranteed Lifetime Withdrawal Benefit. The Investment Restrictions, rider fee percentages and withdrawal percentages for Your rider may vary from the percentages used below.
Rebalancing Examples
The following examples assume the initial premium allocations listed in the table below, which we assume satisfy the premium investment requirements provided in the Rate Sheet Prospectus Supplement.
Investment Option Allocations:	Initial Premium Allocations	Initial Premium Allocation Percentages
Stable Account	$20,000	20%
Select Investment Option Fund A	$13,000	13%
Select Investment Option Fund B	$13,000	13%
Select Investment Option Fund C	$4,000	4%
Total Select Investment Options	$30,000	30%
Flexible Investment Option Fund A	$14,000	14%
Flexible Investment Option Fund B	$14,000	14%
Flexible Investment Option Fund C	$22,000	22%
Total Flexible Investment Options	$50,000	50%
Total Investments	$100,000	100%
Example 1: Calculation at rider issue for the rebalance allocations:
The Stable Account portion of the Policy Value is not included in the quarterly Rebalance, therefore the rebalancing allocation percentages are calculated by multiplying the initial premium allocation percentages for the Select Investment Options and Flexible Investment Options by a ratio. The ratio is calculated by taking 100%, divided by 100% less the Stable Account premium allocation percentage. The ratio for this example would be 100% / (100% - 20%) = 1.25.
Investment Option Allocations:	Initial Allocations	Initial Allocation Percentages	Rebalancing Allocation Percentages
Stable Account	$20,000	20%	N/A
Total Select Investment Options	$30,000	30%	37.5%
Total Flexible Investment Options	$50,000	50%	62.5%
Total Investments	$100,000	100%	100%
Whole percentages are required for the rebalancing percentages and must sum up to equal 100%. To satisfy this requirement and ensure the rebalancing allocation requirement is met for each of the Investment Options, the sum of the Select Investment Options rebalancing percentage is rounded to the nearest whole percent (hereafter referred to as Select Rebalance Total) but no less than the minimum allocation for rebalance. The Select Rebalance Total is deducted from 100% to get the Total Flexible Investment Options rebalancing percentage (hereafter referred to as Flexible Rebalance Total). The Select Rebalance Total and Flexible Rebalance Total percentages are the end result which will be achieved by the quarterly Rebalance.

Guaranteed Lifetime Withdrawal Benefit -
Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 riders – REBALANCING EXAMPLES — (Continued)
Table 1:
Investment Option Allocations:	Unrounded Rebalancing Percentages	Rounded Rebalancing Percentages
Stable Account	N/A	N/A
Total Select Investment Options	37.5%	38%(1)
Total Flexible Investment Options	62.5%	62%(2)
Total Investments	100%	100%
(1)Select Rebalance Total
(2)Flexible Rebalance Total
We apply the same ratio and rounding to each individual Investment Option chosen and sum up the total Select and total Flexible Investment Options separately. The totals are compared to Select Rebalance Total and Flexible Rebalance Total to determine where any adjustments need to be made. In the example below, adjustments will need to be made to the Select Investment Options to bring the total percentage up to 38% and the Flexible Investment Options down to 62%, per the result from Table 1.
Table 2:
Investment Option Allocations:	Initial Allocations	Initial Percentages	Rebalancing Percentages
Stable Account	$20,000	20%	N/A
Select Investment Option Fund A	$13,000	13%	16%
Select Investment Option Fund B	$13,000	13%	16%
Select Investment Option Fund C	$4,000	4%	5%
Total Select Investment Options	$30,000	30%	37%
Flexible Investment Option Fund A	$14,000	14%	18%
Flexible Investment Option Fund B	$14,000	14%	18%
Flexible Investment Option Fund C	$22,000	22%	28%
Total Flexible Investment Options	$50,000	50%	64%
Total Investments	$100,000	100%	101%
To get the total Select Investment Options rebalancing percent to equal 38%, we must add 1% to one of the funds. Any adjustments will first be made equally to the fund(s) with the greatest allocation. If there are multiple funds with the greatest allocation and the adjustments cannot be divided equally, we will adjust in alphabetical order the fund(s) with the greatest allocation. In the example below, we made the adjustment to the Select Investment Option Fund A.
To get the total Flexible Investment Options rebalancing percent to equal 62%, we must subtract 2% from one or more funds. Since there is only one fund with the greatest allocation, we have made the adjustment to the Flexible Investment Option Fund C.

Guaranteed Lifetime Withdrawal Benefit -
Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 riders – REBALANCING EXAMPLES — (Continued)
Table 3:
Investment Option Allocations:	Initial Allocations	Initial Percentages	Rebalancing Percentages
Stable Account	$20,000	20%	N/A
Select Investment Option Fund A	$13,000	13%	17%
Select Investment Option Fund B	$13,000	13%	16%
Select Investment Option Fund C	$4,000	4%	5%
Total Select Investment Options	$30,000	30%	38%
Flexible Investment Option Fund A	$14,000	14%	18%
Flexible Investment Option Fund B	$14,000	14%	18%
Flexible Investment Option Fund C	$22,000	22%	26%
Total Flexible Investment Options	$50,000	50%	62%
Total Investments	$100,000	100%	100%
Example 2: Calculation for first quarter rebalance:
At the end of the first Rider Quarter, assume that the Investment Options have the following values:
Table 4:
Investment Option Allocations:	Allocation Amounts before Rebalance	Allocation Percentage of rebalancing funds Prior to Rebalance
Stable Account	$20,050	N/A
Select Investment Option Fund A	$13,090	17%
Select Investment Option Fund B	$11,550	15%
Select Investment Option Fund C	$3,850	5%
Total Select Investment Options	$28,490	37%
Flexible Investment Option Fund A	$13,090	17%
Flexible Investment Option Fund B	$14,630	19%
Flexible Investment Option Fund C	$20,790	27%
Total Flexible Investment Options	$48,510	63%
Total Investments	$97,050	100%
The result of the Rebalance back to the rebalancing percentages from Table 3 is:

Guaranteed Lifetime Withdrawal Benefit -
Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 riders – REBALANCING EXAMPLES — (Continued)
Table 5:
Investment Option Allocations:	Allocation amounts after Rebalance	Allocation of Rebalancing after Rebalance	Allocation of Policy Value Rebalance
Stable Account	$20,050	N/A	21%
Select Investment Option Fund A	$13,090	17%	13%
Select Investment Option Fund B	$12,320	16%	13%
Select Investment Option Fund C	$3,850	5%	4%
Total Select Investment Options	$29,260	38%	30%
Flexible Investment Option Fund A	$13,860	18%	14%
Flexible Investment Option Fund B	$13,860	18%	14%
Flexible Investment Option Fund C	$20,020	26%	21%
Total Flexible Investment Options	$47,740	62%	49%
Total Investments	$97,050	100%	100%
This rebalancing process will continue on a quarterly basis while this rider is in force.

APPENDIX
Hypothetical Adjusted withdrawals -
Retirement Income Max® 1.2 and Retirement Income Choice® 1.7 Riders
This appendix explains the material features of the Retirement Income Max® 1.2 and Retirement Income Choice® 1.7 riders which are no longer available to elect.
When a withdrawal is taken, three parts of the Guaranteed Lifetime Withdrawal Benefit can be affected:
1.
Withdrawal Base Components (“WBC”) (Step-Up Component, Growth Component and Growth Basis);
2.
Rider Withdrawal Amount (“RWA”); and
3.
Rider Death Benefit (“RDB”) (if applicable)).
Withdrawal Base Component Adjustments. Gross withdrawals in a rider year up to the rider withdrawal amount will not reduce the withdrawal base components. Gross withdrawals in a rider year in excess of the rider withdrawal amount will reduce the withdrawal base components by an amount equal to the greater of:
1)
the excess gross withdrawal amount; and
2)
a pro rata amount, the result of (A * B) / C, where:
A
is the excess withdrawal (the amount in excess of the rider withdrawal amount remaining prior to the withdrawal);
B
is the withdrawal base component prior to the withdrawal of the excess amount; and
C
is the Policy Value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.
Rider Death Benefit Adjustments. Gross withdrawals in a rider year will reduce the rider death benefit by the amount equal to the greater of:
1)
the gross withdrawal amount; and
2)
a pro rata amount, the result of (A * B) / C, where:
A
is the gross withdrawal;
B
is the guaranteed future value prior to the gross withdrawal; and
C
is the Policy Value prior to the gross withdrawal.
The following demonstrates, on a purely hypothetical basis, the effects of withdrawals under a Guaranteed Lifetime Withdrawal Benefit. The withdrawal percentages shown may not be available on all riders. Certain features (growth and rider death benefits) may not be available on all riders. For information regarding a specific rider, please refer to that rider section in this prospectus.
Example 1 (Withdrawal Base Components):
Assumptions:
Step-Up Component = $100,000
Growth Component = $95,000
Growth Basis = $95,000
Withdrawal Percentage = 5%
RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base (greater of the step-up component and the growth component))
Gross withdrawal (“GPWD”) = $5,000
Excess withdrawal (“EWD”) = None
Policy Value (“PV”) = $100,000
Question: Is any portion of the withdrawal greater than the rider withdrawal amount?
No. There is no excess withdrawal under the guarantee since no more than $5,000 is withdrawn.
Result. In this example, because no portion of the withdrawal was in excess of $5,000, the withdrawal base components do not change.

Hypothetical Adjusted withdrawals -
Retirement Income Max® 1.2 and Retirement Income Choice® 1.7 Riders — (Continued)
Example 2 (Withdrawal Base Components demonstrating an Excess Withdrawal):
Assumptions:
Step-Up Component = $100,000
Growth Component = $95,000
Growth Basis = $95,000
Withdrawal Percentage = 5%
RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base (greater of the step-up component and the growth component))
GPWD = $7,000
EWD = $2,000 ($7,000 - $5,000)
PV = $90,000
NOTE. For the Guaranteed Lifetime Withdrawal Benefit, because there was an excess withdrawal amount, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $5,000, the withdrawal base would remain at $100,000 and the rider withdrawal amount would be $5,000. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).
New withdrawal base:
Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount, if greater.
Step Two. Calculate how much the withdrawal base components are affected by the excess withdrawal.
1.
The formula is (EWD * WBC before any adjustments) / (PV - 5% withdrawal)
2.
Step-Up Component = ($2,000 * $100,000) / ($90,000 - $5,000) = $2,352.94
3.
Growth Component = ($2,000 * $95,000) / ($90,000 - $5,000) = $2,235.29
4.
Growth Basis = ($2,000 * $95,000) / ($90,000 - $5,000) = $2,235.29
Step Three. Which is larger, the actual $2,000 excess withdrawal or the pro rata amount?
Step-Up Component: $2,352.94 pro rata amount.
Growth Component: $2,235.29 pro rata amount: and
Growth Basis: $2,235.29 pro rata amount.
Step Four. What is the new withdrawal base component value after the adjustments?
Step-Up Component: $100,000 - $2,352.94 = $97,647.06
Growth Component: $95,000 - $2,235.29 = $92,764.71
Growth Basis: $95,000 - $2,235.29 = $92,764.71
Step Five. What is the new withdrawal base upon which the rider withdrawal amount is based?
Withdrawal Base = Greater of the Step-Up Component ($97,647.06) or the Growth Component ($92,764.71) = $97,647.06
Result. The new withdrawal base is $97,647.06
New rider withdrawal amount:
Because the withdrawal base was reduced (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% guarantee that will be available starting on the next calendar anniversary. This calculation assumes no more activity prior to the next calendar anniversary.
Question: What is the new rider withdrawal amount?
$97,647.06 (the reduced withdrawal base) * 5% = $4,882.35
Result. Going forward, the maximum You can take out in a year is $4,882.35 without causing an excess withdrawal for the guarantee and further reduction of the withdrawal base (assuming there are no future automatic step-ups).
Example 3 (Rider Death Benefit Option):
Assumptions:
Withdrawal Percentage = 5%
WB = $162,889.46
RDB (optional additional death benefit for additional cost) = $100,000

Hypothetical Adjusted withdrawals -
Retirement Income Max® 1.2 and Retirement Income Choice® 1.7 Riders — (Continued)
RWA = 5% withdrawal would be $8,144 (5% of the then-current $162,889.46 withdrawal base)
GPWD = $8,144.47
EWD = None
PV = $90,000
Step One. Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $8,144.47 is withdrawn.
Step Two. What is the rider death benefit after the withdrawal has been taken?
1.
Total to deduct from the rider death benefit is $8,144.47(there is no excess to deduct)
2.
$100,000) - $8,144.47 = $91,855.53
Result. In this example, because no portion of the withdrawal was in excess of $8,144.47, the total withdrawal base and withdrawal base components do not change and the rider death benefit reduces to $91,855.53.
Example 4 (Rider Death Benefit demonstrating an Excess Withdrawal):
Assumptions:
Withdrawal Percentage = 5%
WB = $162,889.46
RDB (optional additional death benefit for additional cost) = $100,000
RWA = 5% withdrawal would be $8,144 (5% of the then-current $162,889.46 withdrawal base)
GPWD = $10,000
EWD = $1,855.53 ($10,000 - $8,144.47)
PV = $90,000
Step One. Is any portion of the total withdrawal greater than the rider withdrawal amount?
Yes. $10,000 - $8,144.47 = $1,855.53 (the excess withdrawal amount).
Step Two. Calculate how much of the rider death benefit is affected by the excess withdrawal.
1.
Formula for pro rata amount is: (EWD * (RDB – 5% withdrawal)) / (PV – 5% withdrawal)
2.
(1,855.53 * ($100,000 - $8,144.47) / ($90,000 - $8,144.47)) = $2,082.21.
Step Three. Which is larger, the actual $1,855.53 excess withdrawal amount or the $2,082.21 pro rata amount?
$2,082.21 pro rata amount.
Step Four. What is the rider death benefit after the withdrawal has been taken?
Total to deduct from the rider death benefit is $8,144.47 (RWA) + $2,082.21 (pro rata excess) = $10,226.68
$100,000 - $10,226.68 = $89,773.32.
Result. The rider death benefit is $89,773.32.

APPENDIX
Hypothetical Adjusted withdrawals -Transamerica
Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Riders
This appendix explains the material features of the Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 riders. NOTE: The Transamerica Income EdgeSM 1.2 rider is no longer available to elect.
When a withdrawal is taken, three parts of the Guaranteed Lifetime Withdrawal Benefit can be affected:
1.
Withdrawal Base (“WB”);
2.
Rider Withdrawal Amount (“RWA); and
3.
Guaranteed Future Value (”GFV“)(if applicable)).
Withdrawal Base. Gross withdrawals in a rider year up to the rider withdrawal amount will not reduce the withdrawal base. Gross withdrawals in a rider year in excess of the rider withdrawal amount will reduce the withdrawal base by an amount equal to the greater of:
1)
the excess withdrawal amount; and
2)
a pro rata amount, the result of (A * B) / C, where:
A
is the excess withdrawal (the amount in excess of the rider withdrawal amount remaining prior to the withdrawal);
B
is the withdrawal base prior to the withdrawal of the excess amount; and
C
is the Policy Value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.
Guaranteed Future Value. Gross withdrawals in a rider year will reduce the guaranteed future value by an amount equal to the greater of:
1)
the gross withdrawal amount; and
2)
a pro rata amount, the result of (A * B) / C, where:
A
is the excess gross withdrawal;
B
is the guaranteed future value prior to the gross withdrawal; and
C
is the Policy Value prior to the gross withdrawal.
The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under a Guaranteed Lifetime Withdrawal Benefit. The withdrawal percentages shown may not be available on all riders. Certain features (growth and rider death benefits) may not be available on all riders. For information regarding a specific rider, please refer to that rider section in this prospectus.
Example 1 (Base):
Assumptions:
WB = $100,000
Withdrawal Percentage = 5%
RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)
Gross withdrawal (”GPWD“) = $5,000
Excess withdrawal (”EWD“) = None
Policy Value (”PV“) = $100,000
Question: Is any portion of the withdrawal greater than the rider withdrawal amount?
No. There is no excess withdrawal under the guarantee since no more than $5,000 is withdrawn.
Result. In this example, because no portion of the withdrawal was in excess of $5,000, the withdrawal base does not change.
Example 2 (Excess Withdrawal):
Assumptions:
WB = $100,000
Withdrawal Percentage = 5%
RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)
GPWD = $7,000
EWD = $2,000 ($7,000 - $5,000)
PV = $90,000

Hypothetical Adjusted withdrawals -Transamerica
Principal OptimizerSM and Transamerica Income EdgeSM 1.2 Riders — (Continued)
NOTE. For the Guaranteed Lifetime Withdrawal Benefit, because there was an excess withdrawal amount, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $5,000, the withdrawal base would remain at $100,000 and the rider withdrawal amount would be $5,000. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).
New withdrawal base:
Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount, if greater.
Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.
1.
The formula is (EWD * WB before any adjustments) / (PV – 5% withdrawal)
2.
($2,000 * $100,000) / ($90,000 - $5,000) = $2,352.94
Step Three. Which is larger, the actual $2,000 excess withdrawal or the $2,352.94 pro rata amount?
$2,352.94 pro rata amount.
Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based?
$100,000 - $2,352.94 = $97,647.06
Result. The new withdrawal base is $97,647.06
New rider withdrawal amount:
Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% guarantee that will be available starting on the next calendar anniversary. This calculation assumes no more activity prior to the next calendar anniversary.
Question: What is the new rider withdrawal amount?
$97,647.06 (the adjusted withdrawal base) * 5% = $4,882.35
Result. Going forward, the maximum You can take out in a year is $4,882.35 without causing an excess withdrawal for the guarantee and further reduction of the withdrawal base (assuming there are no future automatic step-ups).
Example 3 (Guaranteed Future Value):
Assumptions:
GFV = $100,000
GPWD = $10,000
PV = $90,000
Step One. Calculate how much of the guaranteed future value is affected by the gross withdrawal.
1.
Formula for pro rata amount is: (GPWD / PV * GFV)
2.
$10,000 / $90,000 * $100,000) = $11,111.11
Step Two. Which is larger, the actual $10,000 gross withdrawal amount or the $11,111.11 pro rata amount?
$11,111.11 pro rata amount.
Step Three. What is the guaranteed future value after the withdrawal base has been taken?
$100,000 - $11,111.11 = $88,888.89.
Result. The guaranteed future value is $88,888.89.

APPENDIX
Hypothetical Example of the Withdrawal Base Calculation -Retirement
Income Max® 1.2 rider
The Retirement Income Max® 1.2 rider can no longer be elected. The following table demonstrates, on a purely hypothetical basis, the withdrawal base calculation for the Retirement Income Max® 1.2 rider using an initial premium payment of $100,000 for a Single Life Option rider at an issue age of 80. All values shown are post transaction values. The assumed withdrawal percentage in the example below is 6.30%
Rider Year	Hypothetical Policy Value	Subsequent Premium Payment	Withdrawal	Growth Component Adjustment	Step-Up Component Adjustment	Growth Component	Step-Up Component	Withdrawal Base	Rider Withdrawal Amount
	$100,000	$	$			$$100,000	$100,000	$100,000	$6,300
1	$102,000	$	$	$		$$100,000	$100,000	$100,000	$6,300
1	$105,060	$	$	$		$$100,000	$100,000	$100,000	$6,300
1	$107,161	$	$	$		$$100,000	$100,000	$100,000	$6,300
1	$110,376	$	$	$		$$100,000	$100,000	$100,000	$6,300
1	$112,584	$	$	$		$$100,000	$100,000	$100,000	$6,300
1	$115,961	$	$	$		$$100,000	$100,000	$100,000	$6,300
1	$118,280	$	$	$		$$100,000	$100,000	$100,000	$6,300
1	$121,829	$	$	$		$$100,000	$100,000	$100,000	$6,300
1	$124,265	$	$	$		$$100,000	$100,000	$100,000	$6,300
1	$120,537	$	$	$		$$100,000	$100,000	$100,000	$6,300
1	$115,716	$	$	$		$$100,000	$100,000	$100,000	$6,300
1	$109,930	$	$	$		$$124,265[3]	$124,265	$124,265[1]	$7,829
2	$112,129	$	$	$		$$124,265	$124,265	$124,265	$7,829
2	$115,492	$	$	$		$$124,265	$124,265	$124,265	$7,829
2	$117,802	$	$	$		$$124,265	$124,265	$124,265	$7,829
2	$121,336	$	$	$		$$124,265	$124,265	$124,265	$7,829
2	$124,976	$	$	$		$$124,265	$124,265	$124,265	$7,829
2	$177,476	$50,000	$	$		$$174,265	$174,265	$174,265	$10,979
2	$175,701	$	$	$		$$174,265	$174,265	$174,265	$10,979
2	$172,187	$	$	$		$$174,265	$174,265	$174,265	$10,979
2	$167,022	$	$	$		$$174,265	$174,265	$174,265	$10,979
2	$163,681	$	$	$		$$174,265	$174,265	$174,265	$10,979
2	$166,955	$	$	$		$$174,265	$174,265	$174,265	$10,979
2	$170,294	$	$	$		$$182,979[3]	$177,476	$182,979[2]	$11,528
3	$166,888	$	$	$		$$182,979	$177,476	$182,979	$11,528
3	$171,895	$	$	$		$$182,979	$177,476	$182,979	$11,528
3	$173,614	$	$	$		$$182,979	$177,476	$182,979	$11,528
3	$178,822	$	$	$		$$182,979	$177,476	$182,979	$11,528
3	$175,246	$	$	$		$$182,979	$177,476	$182,979	$11,528
3	$151,741		$$20,000	$9,676	$9,385	$173,302	$168,091	$173,303	$
3	$154,775	$	$	$		$$173,302	$168,091	$173,303	$
3	$159,419	$	$	$		$$173,302	$168,091	$173,303	$
3	$161,013	$	$	$		$$173,302	$168,091	$173,303	$
3	$165,843	$	$	$		$$173,302	$168,091	$173,303	$
3	$174,135	$	$	$		$$173,302	$168,091	$173,303	$

Hypothetical Example of the Withdrawal Base Calculation -Retirement
Income Max® 1.2 rider — (Continued)
Rider Year	Hypothetical Policy Value	Subsequent Premium Payment	Withdrawal	Growth Component Adjustment	Step-Up Component Adjustment	Growth Component	Step-Up Component	Withdrawal Base	Rider Withdrawal Amount
3	$181,101	$	$	$		$$181,101[3]	$181,101	$181,101[1]	$11,409
(1)
Automatic Step Up Applied
(2)
Growth Applied
(3)
Growth Basis Reset/Growth Component Stacking Applied
*
Growth Percentage = 5%

APPENDIX
Hypothetical Example of the Withdrawal Base Calculation -Retirement
Income Choice® 1.7 Rider
The Retirement Income Choice® 1.7 Rider can no longer be elected. The following table demonstrates, on a purely hypothetical basis, the withdrawal base calculation for the Retirement Income Choice® 1.7 Rider using an initial premium payment of $100,000 for a Single Life Option rider at an issue age of 80. All values shown are post transaction values. The assumed withdrawal percentage in the example below is 6.30% and the valuation frequency is annually.
Rider Year	Hypothetical Policy Value	Subsequent Premium Payment	Withdrawal	Growth Component Adjustment	Step-Up Component Adjustment	Growth Component	Step-Up Component	Withdrawal Base	Rider Withdrawal Amount
	$100,000	$	$			$$100,000	$100,000	$100,000	$6,300
1	$102,000	$	$	$		$$100,000	$100,000	$100,000	$6,300
1	$105,060	$	$	$		$$100,000	$100,000	$100,000	$6,300
1	$107,161	$	$	$		$$100,000	$100,000	$100,000	$6,300
1	$110,376	$	$	$		$$100,000	$100,000	$100,000	$6,300
1	$112,584	$	$	$		$$100,000	$100,000	$100,000	$6,300
1	$115,961	$	$	$		$$100,000	$100,000	$100,000	$6,300
1	$118,280	$	$	$		$$100,000	$100,000	$100,000	$6,300
1	$121,829	$	$	$		$$100,000	$100,000	$100,000	$6,300
1	$124,265	$	$	$		$$100,000	$100,000	$100,000	$6,300
1	$120,537	$	$	$		$$100,000	$100,000	$100,000	$6,300
1	$115,716	$	$	$		$$100,000	$100,000	$100,000	$6,300
1	$109,930	$	$	$		$$109,930[3]	$109,930	$109,930[1]	$6,926
2	$112,129	$	$	$		$$109,930	$109,930	$109,930	$6,926
2	$115,492	$	$	$		$$109,930	$109,930	$109,930	$6,926
2	$117,802	$	$	$		$$109,930	$109,930	$109,930	$6,926
2	$121,336	$	$	$		$$109,930	$109,930	$109,930	$6,926
2	$124,976	$	$	$		$$109,930	$109,930	$109,930	$6,926
2	$177,476	$50,000	$	$		$$159,930	$159,930	$159,930	$10,076
2	$175,701	$	$	$		$$159,930	$159,930	$159,930	$10,076
2	$172,187	$	$	$		$$159,930	$159,930	$159,930	$10,076
2	$167,022	$	$	$		$$159,930	$159,930	$159,930	$10,076
2	$163,681	$	$	$		$$159,930	$159,930	$159,930	$10,076
2	$166,955	$	$	$		$$159,930	$159,930	$159,930	$10,076
2	$170,294	$	$	$		$$170,294	$170,294	$170,294[2]	$10,729
3	$166,888	$	$	$		$$170,294	$170,294	$170,294	$10,729
3	$171,895	$	$	$		$$170,294	$170,294	$170,294	$10,729
3	$173,614	$	$	$		$$170,294	$170,294	$170,294	$10,729
3	$178,822	$	$	$		$$170,294	$170,294	$170,294	$10,729
3	$175,246	$	$	$		$$170,294	$170,294	$170,294	$10,729
3	$151,741		$$20,000	$9,806	$9,806	$160,488	$160,488	$160,488	$
3	$154,775	$	$	$		$$160,488	$160,488	$160,488	$
3	$159,419	$	$	$		$$160,488	$160,488	$160,488	$
3	$161,013	$	$	$		$$160,488	$160,488	$160,488	$
3	$165,843	$	$	$		$$160,488	$160,488	$160,488	$
3	$174,135	$	$	$		$$160,488	$160,488	$160,488	$

Hypothetical Example of the Withdrawal Base Calculation -Retirement
Income Choice® 1.7 Rider — (Continued)
Rider Year	Hypothetical Policy Value	Subsequent Premium Payment	Withdrawal	Growth Component Adjustment	Step-Up Component Adjustment	Growth Component	Step-Up Component	Withdrawal Base	Rider Withdrawal Amount
3	$181,101	$	$	$		$$181,101[3]	$181,101	$181,101[1]	$11,409
(1)
Automatic Step Up Applied
(2)
Growth Applied
(3)
Growth Basis Reset/Growth Component Stacking Applied
*
Growth Percentage = 5%

APPENDIX
Hypothetical Example of the Withdrawal Base Calculation -Transamerica
Principal OptimizerSM and Transamerica Income EdgeSM 1.2 riders
The following table demonstrates, on a purely hypothetical basis, the withdrawal base calculation for the Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 riders using an initial premium payment of $100,000 for a Single Life Option rider at an issue age of 80. All values shown are post transaction values. The assumed withdrawal percentage in the example below is 6.30% and the valuation frequency is annually.
Rider Year	Hypothetical Policy Value	Subsequent Premium Payment	Withdrawal	Excess WB Adjustment	Withdrawal Base	Rider Withdrawal Amount
	$100,000	$	$		$$100,000	$6,000
1	$102,000	$	$		$$100,000	$6,000
1	$105,060	$	$		$$100,000	$6,000
1	$107,161	$	$		$$100,000	$6,000
1	$110,376	$	$		$$100,000	$6,000
1	$112,584	$	$		$$100,000	$6,000
1	$115,961	$	$		$$100,000	$6,000
1	$118,280	$	$		$$100,000	$6,000
1	$121,829	$	$		$$100,000	$6,000
1	$124,265	$	$		$$100,000	$6,000
1	$120,537	$	$		$$100,000	$6,000
1	$115,716	$	$		$$100,000	$6,000
1	$109,930	$	$		$$109,930	$6,596
2	$112,129	$	$		$$109,930	$6,596
2	$115,492	$	$		$$109,930	$6,596
2	$117,802	$	$		$$109,930	$6,596
2	$121,336	$	$		$$109,930	$6,596
2	$124,976	$	$		$$109,930	$6,596
2	$177,476	$50,000	$		$$159,930	$9,596
2	$175,701	$	$		$$159,930	$9,596
2	$172,187	$	$		$$159,930	$9,596
2	$167,022	$	$		$$159,930	$9,596
2	$163,681	$	$		$$159,930	$9,596
2	$166,955	$	$		$$159,930	$9,596
2	$170,294	$	$		$$170,294[1]	$10,218
3	$166,888	$	$		$$170,294	$10,218
3	$171,895	$	$		$$170,294	$10,218
3	$173,614	$	$		$$170,294	$10,218
3	$178,822	$	$		$$170,294	$10,218
3	$175,246	$	$		$$170,294	$10,218
3	$151,741		$$20,000	$10,314	$159,980	$
3	$154,775	$	$		$$159,980	$
3	$159,419	$	$		$$159,980	$
3	$161,013	$	$		$$159,980	$
3	$165,843	$	$		$$159,980	$
3	$174,135	$	$		$$159,980	$
3	$181,101	$	$		$$181,101[1]	$10,866
(1)Automatic Step-Up Applied

APPENDIX
statE Variations
The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of policies we issue. References to certain state's variations do not imply that we actually offer policies in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders. The Company will amend this prospectus upon notification of any additional variations received from one or more state insurance departments.
California. Right to Cancel: The policy may be canceled by returning the policy. A refund will be paid within 30 days from the date notice of cancellation was received and refund will include any fees or charges. Owners age 60 or above have a 30 day right to cancel period. Owners age 60 or above also have the option to elect immediate investment in Investment Options of their choice, and receive Policy Value if they cancel; or, they may allocate the initial premium payment to the money market portfolio for 35 calendar days at the end of which the Policy Value is moved to the Investment Options of their choice, and they would receive return of premium if they cancel. Transamerica Income EdgeSM 1.2 and Transamerica Principal OptimizerSM: Owners of the Transamerica Income EdgeSM 1.2 rider and Transamerica Principal OptimizerSM rider, age 60 or above have the option to elect immediate investment consistent with the allocations permitted in the applicable Rate Sheet Prospectus Supplement, or, they may allocate the initial premium payment to the Stable Account as permitted in the applicable Rate Sheet Prospectus Supplement and the remaining premium to the money market portfolio for 35 calendar days (unless the Owner specifies that initial premium should be allocated to the underlying Subaccount(s)) at the end of which the Policy Value is moved to the Investment Options of their choice consistent with the allocations permitted in the applicable Rate Sheet Prospectus Supplement. The Nursing Care and Terminal Condition and the Unemployment Waivers: are not available. Retirement Income Choice® 1.7: The Income EnhancementSM is not available under the Retirement Income Choice® 1.7 rider. Ownership and Assignment: Restrictions on ownership change and assignments are not permitted.
Florida. Right to Cancel: Owners have a 21 day right to cancel period and will receive return of premium. The Unemployment Waiver: is not available. Excess Interest Adjustment is not applied upon Annuitization or death. Annuity Commencement Date: The Annuity Commencement Date is not allowed until after the first Policy Year. Misstatement of Age: The Transamerica Principal OptimizerSM, Retirement Income Max® 1.2, Transamerica Retirement Choice® 1.7 and Transamerica Income EdgeSM 1.2 riders will not terminate due to a misstatement of age.
New York. Right to Cancel: Under the right to cancel provision the premium payment allocated to the Fixed Account, if any, plus the Policy Value in the Separate Account, if any, including any fees and charges is returned. If the policy is a replacement, the right to cancel period is extended to 60 days. Benefits and Features Not Available: Additional Death DistributionSM rider, Additional Death Distribution+SM rider and the Income EnhancementSM under the Retirement Income Choice® 1.7 rider, the Unemployment Waiver and  telephone transactions are not available. Death Benefit: The death benefit payable during the accumulation phase is the greater of Policy Value or guaranteed minimum death benefit, if any. Annuitization: The Policy Value is used upon Annuitization. Annuity Commencement Date: The Annuity Commencement Date cannot be earlier than the first policy anniversary. Rider Fees: Retirement Income Max® 1.2 and Retirement Income Choice® 1.7 rider fees cannot be deducted from the Fixed Account if available. Transamerica Principal OptimizerSM and Transamerica Income EdgeSM 1.2 rider fees cannot be deducted from the Stable Account. Ownership and Assignment: Restrictions on ownership change and assignments are not permitted. Rider Availability: You cannot elect the Transamerica Principal OptimizerSM rider if Your original Policy application was signed December 4, 2023 or later and Your Policy has the Return of Premium Death Benefit option or the Annual Step-Up Death Benefit option.
North Dakota. Right to Cancel: Right to cancel period is 20 days.

where to find additional information
The Statement of Additional Information (SAI) dated May 1, 2025 contains more information about the Policy and the Separate Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is posted on our website, http://dfinview.com/Transamerica/TAHD/89355V451?site=VAVUL. For a free paper copy of the SAI, to request other information about the Policies, and to make investor inquiries call us at (800)525-6205 or write us at:
Transamerica Life Insurance Company or Transamerica Financial Life Insurance Company
6400 C Street SW
Cedar Rapids, IA 52499
Reports and other information about the Separate Account are available on the SEC’s website at sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is #C000216274 for TLIC and #C000216283 for TFLIC

STATEMENT OF ADDITIONAL INFORMATION
TRANSAMERICA I-SHARE II VARIABLE ANNUITY
Issued through
Transamerica Life Insurance Company Separate Account VA B (EST. 1/19/1990) 6400 C Street SW Cedar Rapids, Iowa 52499-0001 (800)525-6205 www.transamerica.com	Transamerica Financial Life Insurance Company Separate Account VA BNY (EST. 9/27/1994) 6400 C Street SW Cedar Rapids, Iowa 52499-0001 (800)525-6205 www.transamerica.com
This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Transamerica I-Share II Variable Annuity offered by Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company (“us,” “we”, “our” or “Company”). You may obtain a copy of the current prospectus, dated May 1, 2025, by calling (800) 525-6205, or write us at the addresses listed above. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy and in this Statement of Additional Information have the same meaning.
This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectuses for the policy and the underlying fund portfolios.
Dated: May 1, 2025

ii

Information About Us
Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company, located at 6400 C Street SW, Cedar Rapids, Iowa 52499, is the insurance company issuing the Policy.
We are engaged in the sale of life insurance and annuity policies. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company Inc., and is licensed in the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands and all states except New York. Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947 as Zurich Life Insurance Company and is licensed in all states and the District of Columbia. We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd., the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.
All obligations arising under the policies, including the promise to make annuity payments, and payment of any amounts held in the Fixed Account are general corporate obligations of ours and subject to our claims paying ability. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies.
We are relying on the exemption provided by Rule 12h-7 under the 1934 Act. In reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section 15(d) of the 1934 Act.
The Separate Accounts
Separate Account VA B (the “Separate Account”), 6400 C Street S.W., Cedar Rapids, Iowa, was established by the Company on January 19, 1990, and is a unit investment trust registered with the SEC and operating under Iowa law. The Separate Account has various Subaccounts each of which invests solely in a corresponding Portfolio of the Fund.
Separate Account VA BNY (the “Separate Account”), 440 Mamaroneck Avenue, Harrison, New York, was established by the Company on September 27, 1994, and is a unit investment trust registered with the SEC and operating under New York law. The Separate Account has various Subaccounts, each of which invests solely in a corresponding Portfolio of the Fund.
The Separate Accounts are registered with the SEC as unit investment trusts under the 1940 Act (the “1940 Act”). However, the SEC does not supervise the management, the investment practices, or the policies of the separate accounts.
Cybersecurity (continued from “Principal Risks” section of the Prospectus)
OPPORTUNITIES and CHALLENGES
The increasing digitalization of the financial services landscape has intensified the financial and reputational risk presented by cybersecurity threats. As our business becomes more technology driven and our digital reliance increases, we become a greater target for cybercriminals, and more vulnerable to threats such as ransomware attacks.
What Transamerica is doing
Transamerica maintains a well-documented information security program which is based on ISO 27000 series and incorporates aspects of COBIT, NIST, SANS, as well as other industry-recognized frameworks and standards. The program is designed to protect the infrastructure, information systems, and the information in Transamerica’s systems from unauthorized access, use, or other malicious acts by enabling the organization to identify risks, implement appropriate protections, and detect and respond to cybersecurity events. Transamerica has established strong security policies, procedures, guidelines, and standards that are reviewed regularly to for compliance with applicable laws, regulations, and alignment with industry standards. Our cybersecurity program covers aspects of security management: data handling and classification; access controls and identity management; business continuity and disaster recovery; configuration management; asset management; risk assessment; data disposal; information security incident response; system operations; vulnerability and patch management; system, application, and network security and monitoring; systems and application development and performance; physical and environmental controls; data privacy; vendor and third- party service provider management; consistent use of multi-factor authentication; cybersecurity awareness training; and encryption.
We continue to take steps to strengthen our information security program, infrastructure, and ability to respond to cyberattacks, for example, by further developing our Information Security teams and strengthening controls. Transamerica’s Risk Management teams also periodically assess known potential cyber risk factors, together with the first line functions such as the Security Operations Center, with known trends or material incidents reported to Transamerica’s Management and Supervisory Boards as necessary.
OVERVIEW
3

Information security and privacy regulation
Transamerica’s businesses are regulated with respect to information security, data breach response, privacy, and data use at both the federal and state levels. At the federal level, various Transamerica companies are subject to the Gramm-Leach-Bliley Act (GLBA), the Fair Credit Reporting Act (FCRA), and the Health Insurance Portability and Accountability Act (HIPAA), among other laws. At the state level, Departments of Insurance and Financial Services typically administer a series of privacy and information security laws and regulations that impact several Transamerica businesses such as the New York Department of Financial Services Rule 500 (NYDFS Rule 500). NYDFS amended its Part 500 Cybersecurity Rules to adopt heightened information security requirements in relation to areas such as cybersecurity governance, cybersecurity risk assessments, and incident reporting. In addition, in recent years numerous state legislatures have passed or have attempted to pass additional, more broad-based general consumer privacy laws, such as the California Consumer Privacy Act. Additional laws and regulations with respect to these topics are also anticipated to be promulgated and to go into effect in the coming years, and they may be administered by new or different state agencies or by the offices of state Attorneys General. The White House, SEC, and other regulators have also increased their focus on companies’ cybersecurity vulnerabilities and risks, including in relation to third-party service providers. The SEC adopted the Cybersecurity Risk Management, Strategy, Governance, and Incident Disclosure by Public Companies in 2023 (the “Rule”). The Rule enhances and standardizes disclosures for public companies with regards to their cybersecurity risk strategy, management, and governance. The Rule also requires the reporting of a cybersecurity incident within four business days of determining that an incident is deemed material. In 2024, the SEC also amended Regulation S-P, the implementing regulation for GLBA applicable to broker-dealers, investment companies, registered investment advisers, and transfer agents. The Amendments include new requirements related to incident response programs, customer notifications of data breaches, service provider oversight, and other related matters. In September 2024, the Department of Labor (DOL) released an update to its 2021 cybersecurity guidance for plan sponsors, fiduciaries, recordkeepers and plan participants. This guidance has now been updated to confirm that the agency’s 2021 guidance generally applies to ERISA-covered employee benefit plans, including health and welfare plans.
Operational Risks
A computer system failure or security breach of Transamerica’s IT systems or that of critical third parties may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect Transamerica’s results of operations, financial condition, and cash flows.
Transamerica relies heavily on computer and information systems and internet and network connectivity (collectively, “IT systems”) to conduct a large portion of its business operations. This includes the need to securely store, process, transmit and dispose of confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through customers, business partners, (semi-) governmental agencies and third-party service providers. Computer system failures, cyber-crime attacks or security or data privacy breaches may materially disrupt Transamerica’s business operations, damage Transamerica’s reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect Transamerica’s results of operations, financial condition and cash flows.
The information security risk that Transamerica faces includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack Transamerica’s systems and information and potentially demand ransom. It also includes inside threats, both malicious and accidental. For example, human error, bugs and vulnerabilities that may exist in Transamerica’s systems or software, unauthorized user activity and lack of sufficiently automated processing or sufficient logging and monitoring can result in improper information exposure or failure or delayed detection of such activity in a timely manner. Transamerica also faces risk in this area due to its reliance in many cases on third-party systems, any of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by Transamerica or its subsidiaries may not adequately secure their own IT systems or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target Transamerica and applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.
In recent years, information security risk has increased sharply due to a number of developments in how information systems are used, not only by companies such as Transamerica, but also by society in general. Threats have increased in frequency and magnitude, and are expected to continue to increase, as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can potentially exploit. Transamerica also faces increased cybersecurity risks due to the number of Transamerica’s and Transamerica’s service providers’ and partners’ employees who are working remotely, which creates additional opportunities for cybercriminals to launch social engineering attacks and exploit vulnerabilities in non-corporate IT environments. The White House, SEC and other regulators have also increased their focus on cybersecurity vulnerabilities and risks.
4

Large financial institutions such as and including Transamerica have been, and will continue to be, subject to information security attacks. The nature of these attacks will also continue to be unpredictable, and in many cases, may arise from circumstances that are beyond Transamerica’s control. Attackers are also increasingly using tools and techniques that are specifically designed to circumvent controls, to evade detection and even to remove or obfuscate forensic evidence. As a result, Transamerica may be unable to timely or effectively detect, identify, contain, investigate or remediate IT systems in response to future cyberattacks. Especially if and to the extent Transamerica fails to adequately invest in defensive infrastructure, timely response capabilities, technology, controls and processes, or to effectively execute against its information security strategy, it may suffer material adverse consequences.
Transamerica maintains cyber liability insurance to help decrease the financial impact of cyber-attacks and information security events, subject to the terms and conditions of the policy; however, such insurance may not be sufficient to cover applicable losses that Transamerica may suffer.
A breach of data privacy or security obligations may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect financial conditions and results of operations.
Pursuant to applicable laws, various government and semi-governmental and other administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential or sensitive information held by Transamerica. Notably, certain of Transamerica’s businesses are subject to laws and regulations enacted by US federal and state governments and/or various regulatory organizations relating to the privacy and/or information security of the information of customers, employees or others.
Numerous other legislators and regulators with jurisdiction over Transamerica’s businesses are considering or have already enacted enhanced information security risk management and privacy laws and regulations, with the overall number and scope of such laws and regulations continuing to increase year over year. A number of Transamerica companies are also subject to contractual restrictions with respect to the use and handling of the sensitive information of Transamerica’s clients and business partners.
Transamerica, and its employees, third-party providers and business partners have access to, and routinely process, the personal information of consumers and employees. Transamerica relies on a large number of processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, Transamerica, its systems, employees and business partners. It is possible that Transamerica or its third parties could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Transamerica’s data or data in its possession could also be the subject of an unauthorized information security attack. If Transamerica fails to maintain adequate processes and controls or if Transamerica or its business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage Transamerica’s reputation or lead to increased regulatory scrutiny or civil or criminal penalties or (class action) litigation, which, in turn, could have a material adverse effect on Transamerica’s business, financial condition and results of operations.
In addition, Transamerica analyzes personal information and customer data to better manage its business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such information may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over Transamerica or its subsidiaries in recent years, and more similar obligations are likely to be imposed in the near future across Transamerica’s operations. Such restrictions and obligations could have material impacts on Transamerica’s business, financial conditions and results of operations.
In order to supplement the description in the prospectus, the following provides additional information about us and the policy, which may be of interest to a prospective purchaser.
THE POLICY—GENERAL PROVISIONS
Owner
The policy shall belong to the Owner upon issuance of the policy after completion of an Enrollment Form and delivery of the initial Premium Payment. While the Annuitant is living, the Owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with our consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable Beneficiary; and of Your spouse in a community or marital property state.
Unless we have been notified of a community or marital property interest in the policy, we will rely on our good faith belief that no such interest exists and will assume no responsibility for inquiry.
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Note carefully. If the Owner predeceases the Annuitant and no joint Owner, primary Beneficiary, or contingent Beneficiary is alive or in existence on the date of death, the Owner's estate will become the new Owner. If no probate estate is opened because the Owner has precluded the opening of a probate estate by means of a trust or other instrument, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy.
The Owner may change the ownership of the policy in a Written Notice. When this change takes effect, all rights of ownership in the policy will pass to the new Owner. A change of ownership may have tax consequences.
When there is a change of Owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the Owner signs the Written Notice, subject to any payment we have made or action we have taken before recording the change. Changing the Owner does not change the designation of the Beneficiary or the Annuitant.
Entire Contract
The entire contract consists of the policy and any application, endorsements and riders. If any portion of the policy or rider attached thereto shall be found to be invalid, unenforceable or illegal, the remainder shall not in any way be affected or impaired thereby, but shall have the same force and effect as if the invalid, unenforceable or illegal portion had not been inserted.
Misstatement of Age or Sex
During the Accumulation Phase. If the age of any person whose life or age a benefit provided under a guaranteed benefit has been misstated, any such benefit will be that which would have been purchased on the basis of the correct age. If that person would not have been eligible for that guaranteed benefit at the correct age, (i) the benefit will be rescinded; and (ii) any charges that were deducted for the benefit will be refunded and applied to the total account value of the policy.
We reserve the right to terminate the contract at any time if we discover a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the policy.
After the Annuity Commencement Date. We may require proof of the Annuitant’s or Owner’s age and/or sex before any payments associated with any benefits are made. If the age or sex of the Annuitant and/or Owner has been misstated, we will change the payment associated with any benefits payable to that which the Premium Payments would have purchased for the correct age or sex. The dollar amount of any underpayment made by us shall be paid in full with the next payment due such person, Beneficiary, or payee. The dollar amount of any overpayment made by us due to any misstatement shall be deducted from payments subsequently accruing to such person or Beneficiary. Any underpayment or overpayment will include interest specified in Your policy, from the date of the wrong payment to the date of the adjustment. The age of the Annuitant or Owner may be established at any time by the submission of proof satisfactory to us.
Reallocation of Annuity Units After the Annuity Commencement Date
After the Annuity Commencement Date, You may reallocate the value of a designated number of Annuity Units of a Subaccount then credited to a policy into an equal value of Annuity Units of one or more other Subaccounts or the Fixed Account. The reallocation shall be based on the relative value of the Annuity Units of the account(s) or Subaccount(s) at the end of the Business Day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the Annuity Units in the account or Subaccount from which the transfer is being made. If the monthly income of the Annuity Units remaining in an account or Subaccount after a reallocation is less than $10, we reserve the right to include the value of those Annuity Units as part of the transfer. The request must be in writing to our Administrative Office. There is no charge assessed in connection with such reallocation. A reallocation of Annuity Units may be made up to four times in any given Policy Year.
After the Annuity Commencement Date, no transfers may be made from the Fixed Account to the Separate Account.
Annuity Payment Options
During the lifetime of the Annuitant and before the Annuity Commencement Date, the Owner may choose an Annuity Payment Option or change the election, but notice of any election or change of election must be received by us in good order at least thirty (30) days before the Annuity Commencement Date (elections less than 30 days require prior approval). If no election is made before the Annuity Commencement Date, annuity payments will be made under life income with variable payments for 10 years certain using the existing Policy Value of the Separate Account. The default options may be restricted with respect to Qualified Policies.
The person who elects an Annuity Payment Option can also name one or more Beneficiaries to receive any unpaid, guaranteed amount at the death of the Annuitant. Naming these Beneficiaries cancels any prior choice of a Beneficiary.
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A payee who did not elect the Annuity Payment Option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree.
Adjusted Age. For the Life Income and Joint and Survivor Annuity Payment Options, the adjusted age is the Annuitant's actual age nearest birthday, on the Annuity Commencement Date, adjusted as described in Your policy. This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.
Variable Payment Options. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. For annuity payments the tables are based on a 3% effective annual AIR and the “Annuity 2000” (male, female and unisex if required by law) mortality table projected for improvement using projection scale G. The rates were projected dynamically using an assumed Annuity Commencement Date of 2020. The “Annuity 2000” mortality rates are adjusted based on improvements in mortality to more appropriately reflect increased longevity. The dollar amount of additional Variable Annuity Payments will vary based on the investment performance of the Subaccount(s) of the Separate Account selected by the Annuitant or Beneficiary. For certain Qualified Policies the use of unisex mortality tables may be required.
Determination of the First Variable Payment. The amount of the first variable payment depends upon the sex (if consideration of sex is allowed under state and Federal law) and adjusted age of the Annuitant.
Determination of Additional Variable Payments. All Variable Annuity Payments other than the first are calculated using Annuity Units which are credited to the policy. The number of Annuity Units to be credited in respect of a particular Subaccount is determined by dividing that portion of the first variable annuity payment attributable to that Subaccount by the Annuity Unit value of that Subaccount on the Annuity Commencement Date. The number of Annuity Units of each particular Subaccount credited to the policy then remains fixed, assuming no transfers to or from that Subaccount occur. The dollar value of variable Annuity Units in the chosen Subaccount will increase or decrease reflecting the investment experience of the chosen Subaccount. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant. This amount is equal to the sum of the amounts determined by multiplying the number of Annuity Units of each particular Subaccount credited to the policy by the Annuity Unit value for the particular Subaccount on the date the payment is made.
Death Benefit
Due proof of death of the Annuitant is proof that the Annuitant died prior to the commencement of annuity payments. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to us will constitute due proof of death. If the Annuitant dies after the Annuity Commencement Date, no death benefit is payable and the amount payable will depend on the annuity income option.
Upon receipt in good order of this proof and an election of a method of settlement, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the Beneficiary(ies) to make the payment. The death benefit may be paid as a lump sum, as annuity payments or as otherwise permitted by the Company in accordance with applicable law, unless a settlement agreement is effective at the death of the Owner preventing such election.
If an Owner is not an Annuitant, and dies prior to the Annuity Commencement Date, the new Owner may surrender the policy at any time for the amount of the Cash Value. If the new Owner is not the deceased Owner's spouse, the Cash Value will be distributed in accordance with the applicable provisions of the Internal Revenue Code, or be used to provide payments to a designated Beneficiary within one year of such Owner’s death that will be made for life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the sole new Owner is the deceased Owner's surviving spouse, such spouse may elect to continue the policy as the new Owner instead of receiving the death benefit.
Beneficiary. The Beneficiary designation in the Enrollment Form will remain in effect until changed. The Owner may change the designated Beneficiary by sending us Written Notice. The Beneficiary's consent to such change is not required unless the Beneficiary was irrevocably designated or law requires consent. If an irrevocable Beneficiary dies, the Owner may then designate a new Beneficiary. The change will take effect as of the date the Owner signs the Written Notice, whether or not the Owner is living when we receive the notice. We will not be liable for any payment made before the Written Notice is received. If more than one Beneficiary is designated, and the Owner fails to specify their interests, they will share equally. If upon the death of the Annuitant there is a surviving Owner(s), the surviving Owner(s) automatically takes the place of any Beneficiary designation.
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Death of Owner
Federal tax law requires that if any Owner (including any joint Owner who has become a current Owner) dies before the Annuity Commencement Date, then the entire value of the policy must generally be distributed within five years of the date of death of such Owner. Certain rules apply where (1) the spouse of the deceased Owner is the sole Beneficiary, (2) the Owner is not a natural person and the primary Annuitant dies or is changed, or (3) any Owner dies after the Annuity Commencement Date. See the TAX INFORMATION section in the prospectus for more information about these rules. Other rules may apply to Qualified Policies.
Assignment
During the lifetime of the Annuitant You may assign any rights or benefits provided by the policy if Your policy is a Nonqualified Policy. An assignment will not be binding on us until a copy has been filed at our Administrative Office. Your rights and benefits and those of the Beneficiary are subject to the rights of the assignee. We assume no responsibility for the validity or effect of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have tax consequences.
Unless You so direct by filing Written Notice with us, no Beneficiary may assign any payments under the policy before they are due. To the extent permitted by law, no payments will be subject to the claims of any Beneficiary's creditors.
Ownership under Qualified Policies is restricted to comply with the Code.
Evidence of Survival
We reserve the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until we receive such evidence.
Non-Participating
The policy will not share in our surplus earnings; no dividends will be paid.
Amendments
No change in the policy is valid unless made in writing by us and approved by one of our officers. No registered representative has authority to change or waive any provision of the policy.
We reserve the right to amend the policies to meet the requirements of the Code, regulations or published rulings. You can refuse such a change by giving Written Notice, but a refusal may result in adverse tax consequences.
Employee and Agent Purchases
The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their immediate family, or by an officer, director, trustee or bona-fide full-time employee of ours or our affiliated companies or their immediate family. In such a case, we may, at our sole discretion, credit an amount equal to a percentage of each Premium Payment to the policy due to lower acquisition costs we experience on those purchases. We may offer certain employer sponsored savings plans, reduced fees and charges including, but not limited to, the annual Service Charge, the mortality and expense risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any Owner.
INVESTMENT EXPERIENCE
A “net investment factor” is used to determine the value of Accumulation Units and Annuity Units, and to determine annuity payment rates.
Accumulation Units
Allocations of a Premium Payment directed to a Subaccount are credited in the form of Accumulation Units. Each Subaccount has a distinct Accumulation Unit value. The number of units credited is determined by dividing the Premium Payment or amount transferred to the Subaccount by the Accumulation Unit value of the Subaccount as of the end of the Valuation Period during which the allocation is made. For each Subaccount, the Accumulation Unit value for a given Business Day is based on the net asset value of a share of the corresponding portfolio of the underlying fund portfolios less any applicable charges or fees. The investment performance of the portfolio, expenses, and deductions of certain charges affect the value of an Accumulation Unit.
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Upon allocation to the selected Subaccount, Premium Payments are converted into Accumulation Units of the Subaccount. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount as next determined after the Premium Payment is received at the Administrative Office or, in the case of the initial Premium Payment, when the Enrollment Form is completed, whichever is later. The value of an Accumulation Unit for each Subaccount was arbitrarily established at $10 at the inception of each Subaccount. Thereafter, the value of an Accumulation Unit is determined as of the close of trading on each day the New York Stock Exchange is open for business.
An index (the “net investment factor”) which measures the investment performance of a Subaccount during a Valuation Period, is used to determine the value of an Accumulation Unit for the next subsequent Valuation Period. The net investment factor may be greater or less than or equal to one; therefore, the value of an Accumulation Unit may increase, decrease, or remain the same from one Valuation Period to the next. You bear this investment risk. The net investment performance of a Subaccount and deduction of certain charges affect the Accumulation Unit value.
The net investment factor for any Subaccount for any Valuation Period is determined by dividing (A + B - C) by (D) and subtracting (E) from the result, where the net result of:
A
the net asset value per share of the shares held in the Subaccount determined at the end of the current Valuation Period, plus
B
the per share amount of any dividend or capital gain distribution made with respect to the shares held in the Subaccount if the ex-dividend date occurs during the current Valuation Period, plus or minus
C
a per share credit or charge for any taxes determined by us to have resulted during the Valuation Period from the investment operations of the Subaccount;
D
is the net asset value per share of the shares held in the Subaccount determined as of the end of the immediately preceding Valuation Period; and
E
is an amount representing the Separate Account charge and any optional benefit fees, if applicable.
Illustration of Separate Account Accumulation Unit Value Calculations
Formula and Illustration for Determining the Net Investment Factor
Net Investment Factor =	(A + B - C)	- E
D

Where:
A =	The net asset value of an underlying fund portfolio share at of the end of the current Valuation Period.
Assume A = $11.57
B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period.
Assume B = 0
C =	The per share charge or credit for any taxes reserved for at the end of the current Valuation Period.
Assume C = 0
D =	The net asset value of an underlying fund portfolio share at of the end of the immediately preceding Valuation Period.
Assume D = $11.40
E =
The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees, if applicable. Assume E total 1.50% on an annual basis; On a daily basis, this equals 0.000041096.

Then, the net investment factor =	(11.57 + 0 – 0)	- 0.000041096 = Z = 1.014871185
(11.40)
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Formula for Determining Accumulation Unit Value
Accumulation Unit Value = A * B
Where:
A =	The Accumulation Unit value for the immediately preceding Valuation Period.
Assume A = $X
B =	The net investment factor for the current Valuation Period.
Assume B = Y
Then, the Accumulation Unit value = $X * Y = $Z
Annuity Unit Value and Annuity Payment Rates
The amount of Variable Annuity Payments will vary with Annuity Unit values. Annuity unit values rise if the net investment performance of the Subaccount exceeds the Assumed Investment Return of 3% annually. Conversely, Annuity Unit values fall if the net investment performance of the Subaccount is less than the annual Assumed Investment Return. The value of a variable Annuity Unit in each Subaccount was established at $10 on the date operations began for that Subaccount. The value of a variable Annuity Unit on any subsequent Business Day is equal to A multiplied by B multiplied by C, where:
A
is the variable Annuity Unit value for the Subaccount on the immediately preceding Business Day;
B
is the net investment factor for that Subaccount for the Valuation Period; and
C
is the Assumed Investment Return adjustment factor for the Valuation Period.
The Assumed Investment Return adjustment factor for the Valuation Period is the product of discount factors of .99986634 per day to recognize the 3% effective annual AIR. The Valuation Period is the period from the close of the immediately preceding Business Day to the close of the current Business Day.
The net investment factor for the policy used to calculate the value of a variable Annuity Unit in each Subaccount for the Valuation Period is determined by dividing (i) by (ii) and subtracting (iii) and (iv) from the result, where:
(i)
is the result of:
(1)
the net asset value of a fund share held in that Subaccount determined at the end of the current Valuation Period; plus
(2)
the per share amount of any dividend or capital gain distributions made by the fund for shares held in that Subaccount if the ex-dividend date occurs during the Valuation Period; plus or minus
(3)
a per share charge or credit for any taxes reserved for, which we determine to have resulted from the investment operations of the Subaccount.
(ii)
is the net asset value of a fund share held in that Subaccount determined as of the end of the immediately preceding Valuation Period.
(iii)
is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to the mortality and expense risk fee and administrative charge shown in Your contract as a percentage of the daily net asset value of shares held in that Subaccount.
(iv) is a factor representing the Fund Facilitation Fee. This factor is a percentage of the daily net asset value of a fund share held in a Subaccount subject to a Fund Facilitation Fee, up to the maximum percentage of 0.60%. Such factor is equal to 0.00% if you have not assets held in a Subaccount subject to a Fund Facilitation Fee.
The dollar amount of subsequent Variable Annuity Payments will depend upon changes in applicable Annuity Unit values.
The annuity payment rates generally vary according to the annuity option elected and the gender and adjusted age of the Annuitant at the Annuity Commencement Date. The policy contains a table for determining the adjusted age of the Annuitant.
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Calculations for Annuity Unit
Value and Variable Annuity Payments
Formula for Determining Annuity Unit Value
Annuity Unit Value = A * B * C
Where:
A =	Annuity Unit value for the immediately preceding Valuation Period.
Assume A = $X
B =	Net investment factor for the Valuation Period for which the annuity value is being calculated.
Assume B = Y
C =	A factor to neutralize the annual Assumed Investment Return of 3% built into the Annuity Tables used.
Assume C = Z
Then, the Annuity Unit value is: $X * Y * Z = $Q
Formula for Determining Amount of
First Monthly Variable Annuity Payment
First monthly variable annuity payment =	A * B
$1,000

Where:
A =	The Adjusted Policy Value as of the Annuity Commencement Date.
Assume A = $X
B =	The annuity purchase rate per $1,000 of Adjusted Policy Value based upon the option selected, the sex and adjusted age of the Annuitant according to the tables contained in the policy.
Assume B = $Y

Then, the first monthly variable annuity payment =	$X * $Y	= $Z
1,000
Formula for Determining the Number of Annuity Units
Represented by Each Monthly Variable Annuity Payment
Number of Annuity Units =	A
B

Where:
A =	The dollar amount of the first monthly variable annuity payment.
Assume A = $X
B =	The Annuity Unit value for the valuation date on which the first monthly payment is due.
Assume B = $Y

Then, the number of Annuity Units =	$X	= Z
$Y
HISTORICAL PERFORMANCE DATA
Yields and total returns do not reflect any advisory fees paid to a financial professional from the Policy Value or other assets of the Owner; if such charges were reflected, the performance would be lower.
Money Market Yields
We may from time to time disclose the current annualized yield of the money market Subaccount, which invests in the corresponding money market portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the corresponding money market portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and
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depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit of the money market Subaccount at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a policy that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the administrative charges and (ii) the mortality and expense risk fee. Current yield will be calculated according to the following formula.
Current Yield = ((NCS * ES)/UV) * (365/7)
Where:
NCS	=
The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 Subaccount unit.

ES	=	Per unit expenses of the Subaccount for the 7-day period.
UV	=	The unit value on the first day of the 7-day period.
Because of the charges and deductions imposed under a policy, the yield for the money market Subaccount will be lower than the yield for the corresponding money market portfolio. The yield calculations do not reflect the effect of any premium taxes.
We may also disclose the effective yield of the money market Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula.
Effective Yield = (1 + ((NCS - ES)/UV))365/7 - 1
Where:
NCS	=
The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of one Subaccount unit.

ES	=	Per unit expenses of the Subaccount for the 7-day period.
UV	=	The unit value on the first day of the 7-day period.
The yield on amounts held in the money market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The money market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the corresponding money market portfolio, the types and quality of portfolio securities held by the corresponding money market portfolio and its operating expenses.
Total Returns
We may from time to time also advertise or disclose total returns for one or more of the Subaccounts for various periods of time. One of the periods of time will include the period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.
Total returns will be calculated using Subaccount unit values which we calculate on each Business Day based on the performance of the Separate Account's underlying fund portfolio and the deductions for the mortality and expense risk fee and the administrative charges. The total return will then be calculated according to the following formula.
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P (1 + T)N = ERV
Where:
T	=	The average annual total return net of Subaccount recurring charges.
ERV	=	The ending redeemable value of the hypothetical account at the end of the period.
P	=	A hypothetical initial payment of $1,000.
N	=	The number of years in the period.
Other Performance Data
We may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above.
We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula.
CTR = (ERV / P)-1
Where:
CTR	=	The cumulative total return net of Subaccount recurring charges for the period.
ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.
P	=	A hypothetical initial payment of $1,000.
All non-standard performance data will only be advertised if the standard performance data is also disclosed.
Adjusted Historical Performance Data
From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date a particular Subaccount commenced operations. Such performance information for the Subaccounts will be calculated based on the performance of the various portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of policy charges that are currently in effect.
services
We perform administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.
RECORDS AND REPORTS
We will maintain all records and accounts relating to the Separate Account. As presently required by the 1940 Act, as amended, and regulations promulgated thereunder, we will mail to all Owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation. However, for certain routine transactions (for example, regular monthly premiums deducted from Your checking account, or regular annuity payments we send to You) You may only receive quarterly confirmations.
DISTRIBUTION OF THE POLICIES
We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (“TCL”), for the distribution and sale of the policies. We may reimburse TCL for certain expenses it incurs in order to pay for the distribution of the policies (e.g., commissions payable to selling firms selling the Policies, as described below). We do not pay commissions to financial intermediaries for the sale of this Policy because such intermediaries receive compensation in connection with the Policy in the form of advisory fees paid by the Policy Owners.
TCL's home office is located at 1801 California St. Suite 5200 Denver, Colorado 80202. TCL is an indirect, wholly owned subsidiary of Aegon USA. TCL is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of Financial Industry Regulatory Authority (“FINRA”). TCL is not a member of the Securities Investor Protection Corporation.
13

We currently offer the policies on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering. The policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCL. TCL compensates these selling firms for their services. Sales representatives with these selling firms are appointed as our insurance agents.
We and our affiliates provide paid-in capital to TCL and pay for TCL's operating and other expenses, including overhead, legal and accounting fees. We also pay TCL an “override” payment based on the pricing of the product which becomes part of TCL's assets. In addition, we pay commission to TCL for policy sales; these commissions are passed through to the selling firms with TCL not retaining any portion of the commissions. During fiscal year 2024, 2023, and and 2022 the amounts paid to TCL in connection with all Transamerica I-Share II Variable Annuity policies sold through the Transamerica Life Insurance Company Separate Account VA B were $477,988, $151,263 and and $215,604. During fiscal year 2024, 2023, and and 2022 the amounts paid to TCL in connection with all Transamerica I-Share II Variable Annuity policies sold through Transamerica Financial Life Insurance Company Separate Account VA BNY were $7,686, and $21,901 and and $-12,922.
We and/or TCL or another affiliate may pay certain selling firms additional cash amounts for: (1) marketing allowances, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses of the selling firms. We and/or TCL may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. Differences in compensation paid to a selling firm or its sales representatives for selling one product over another may create conflicts of interests for such firms or its sales representatives.
CUSTODY OF ASSETS
We hold assets of each of the Subaccounts. The assets of each of the Subaccounts are segregated and held separate and apart from the assets of the other Subaccounts and from our general account assets. We maintain records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the Subaccounts. Additional protection for the assets of the Separate Account is afforded by our fidelity bond, presently in the amount of $5,000,000, covering the acts of our officers and employees.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statutory-basis financial statements and supplementary information of Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company at December 31, 2024, and for the year in the period ended December 31, 2024, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
The financial statements of each of the subaccounts of Separate Account VA B and Separate Account VA BNY at December 31, 2024, and for the year in the period ended December 31, 2024, incorporated by reference to the Form N-VPFS dated April 18, 2025, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference elsewhere herein, and are incorporated in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
The statutory-basis financial statements and supplementary information of Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company as of December 31, 2023 and for each of the two years in the period ended December 31, 2023 have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The financial statements of each of the subaccounts of Separate Account VA B and Separate Account VA BNY for the year ended December 31, 2023, incorporated by reference to the Form N-VPFS dated April 18, 2025 have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
FINANCIAL STATEMENTS
All required statutory financial statements are included in Part B of this Registration Statement. Required Separate Account VA B financial statements are incorporated by reference to N-VPFS (811-06032) filed on April 18, 2025. Required Separate Account VA BNY financial statements are incorporated by reference to N-VPFS (811-08750) filed on April 18, 2025.
14

The values of Your interest in the Separate Account will be affected solely by the investment results of the selected Subaccount(s). The statutory-basis financial statements and schedules of Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
15

APPENDIX
Prior Valuation Frequency, Benefit Age, Protection Level, Allocation/Withdrawal Percentages and Rider Fees
To the extent they have changed, the table(s) below identifies the historical changes to the Rate Sheet Prospectus Supplements for the Transamerica Principal OptimizerSM rider. All Rate Sheet Prospectus Supplements are also available on the EDGAR system at sec.gov.
protection level Percentages
	Waiting Period	Initial Protection Level Percentage	Minimum Protection Level Percentage
Prior to August 1, 2022	10 Years	100%	80%
	7 Years	90%	80%

	Waiting Period	Initial Protection Level Percentage	Minimum Protection Level Percentage
On or after August 1, 2022	10 Years	110%	80%
	7 Years	100%	80%
Required Allocation Percentages
		Premium		Rebalance
	10 and 7 Year Waiting Period	Minimum	Maximum	Minimum	Maximum
Prior to August 1, 2022	Stable Account	30%	30%	N/A	N/A
	Select Investment Options	0%	70%	0%	100%
	Flexible Investment Options	0%	70%	0%	100%

		Premium		Rebalance
	10 and 7 Year Waiting Period	Minimum	Maximum	Minimum	Maximum
On or after August 1, 2022	Stable Account	25%	25%	N/A	N/A
	Select Investment Options	0%	75%	0%	100%
	Flexible Investment Options	0%	75%	0%	100%
New york Required Allocation Percentages
	Premium		Rebalance
10 and 7 Year Waiting Period	Minimum	Maximum	Minimum	Maximum
16

Prior Valuation Frequency, Benefit Age, Protection Level, Allocation/Withdrawal Percentages and Rider Fees — (Continued)
		Premium		Rebalance
Prior to August 1, 2022	Stable Account	30%	30%	N/A	N/A
	Select Investment Options	0%	70%	0%	100%
	Flexible Investment Options	0%	70%	0%	100%

		Premium		Rebalance
	10 and 7 Year Waiting Period	Minimum	Maximum	Minimum	Maximum
On or after August 1, 2022	Stable Account	25%	25%	N/A	N/A
	Select Investment Options	0%	75%	0%	100%
	Flexible Investment Options	0%	75%	0%	100%

		Premium		Rebalance
	10 and 7 Year Waiting Period	Minimum	Maximum	Minimum	Maximum
On or after April 1, 2024	Stable Account	15%	15%	N/A	N/A
	Select Investment Options	0%	85%	0%	100%
	Flexible Investment Options	0%	85%	0%	100%
Withdrawal Percentages
	10 and 7 Year Waiting Periods
	Age	Single	Joint
Prior to September 1, 2020	0-58	0.00%	0.00%
	59-64	4.00%	3.50%
	65-79	5.00%	4.50%
	80+	6.00%	5.50%

17

Prior Valuation Frequency, Benefit Age, Protection Level, Allocation/Withdrawal Percentages and Rider Fees — (Continued)
	10 and 7 Year Waiting Periods
	Age	Single	Joint
On or after September 1, 2020	0-58	0.00%	0.00%
	59-64	3.75%	3.25%
	65-80	5.00%	4.50%
	81+	5.50%	5.00%
NEW YORK Withdrawal Percentages
	10 and 7 Year Waiting Periods
	Age	Single	Joint
Prior to September 1, 2020	0-58	0.00%	0.00%
	59-64	4.00%	3.50%
	65-79	5.00%	4.50%
	80+	6.00%	5.50%

	10 and 7 Year Waiting Periods
	Age	Single	Joint
September 1, 2020 to December 3, 2023	0-58	0.00%	0.00%
	59-64	3.75%	3.25%
	65-80	5.00%	4.50%
	81+	5.50%	5.00%

	10 and 7 Year Waiting Periods
	Age	Single	Joint
On or after December 4, 2023	0-58	0.00%	0.00%
	59-64	1.40%	1.20%
	65-69	1.75%	1.45%
	70-74	2.25%	1.80%
	75-79	3.25%	2.40%
	80-84	5.15%	3.65%
	85-89	5.70%	4.05%
	90-94	6.40%	4.55%
	95+	7.30%	5.20%
18

APPENDIX
Prior Valuation Frequency, Benefit Age, growth duration, Growth/Withdrawal Percentages and Rider Fees
To the extent they have changed, the table(s) below identifies the historical changes to the Rate Sheet Prospectus Supplements for the Retirement Income Max® 1.2 rider. All Rate Sheet Prospectus Supplements are also available on the EDGAR system at sec.gov.
Growth Percentages
Date	Percentage
Prior to September 1, 2020	6.50%
On or after September 1, 2020	5.00%
Withdrawal Percentages
Date	Age at time of first withdrawal	Single Life Percentage	Joint Life Percentage
Prior to September 1, 2020	0-58 59-64 65-79 ≥80	0.00% 4.00% 5.00% 5.50%	0.00% 3.50% 4.50% 5.00%
On or after September 1, 2020	0-58 59-64 65-80 ≥81	0.00% 3.75% 5.00% 5.50%	0.00% 3.25% 4.50% 5.00%
New york single life Withdrawal Percentages
Date	Age at time of first withdrawal	Single Life Percentage
Prior to September 1, 2020	0-61 62-64 65-79 ≥80	0.00% 4.00% 5.00% 5.50%
On or after September 1, 2020	0-58 59-64 65-80 ≥81	0.00% 3.75% 5.00% 5.50%
New york joint life Withdrawal Percentages
Date	Age at time of first withdrawal	Joint Life Percentage
Prior to September 1, 2020	0-61 62-64 65-79 ≥80	0.00% 3.50% 4.50% 5.00%
On or after September 1, 2020	0-58 59-64 65-80 ≥81	0.00% 3.25% 4.50% 5.00%
19

APPENDIX
Prior Valuation Frequency, Benefit Age, Growth Duration, Withdrawal/Growth Percentages and Rider Fees
To the extent they have changed, the table(s) below identifies the historical changes to the Rate Sheet Prospectus Supplements for the Retirement Income Choice® 1.7 rider. All Rate Sheet Prospectus Supplements are also available on the EDGAR system at sec.gov.
Rider fee Percentages
Date	Rider Benefit	Single Life Option	Joint Life Option
Prior to September 1, 2020	Base Benefit Designated Allocation Group A	1.50%	1.60%
	Base Benefit Designated Allocation Group B	1.50%	1.60%
	Base Benefit Designated Allocation Group C	1.50%	1.60%
	Death Benefit	0.40%	0.35%
	Income Enhancement	0.30%	0.50%

Date	Rider Benefit	Single Life Option	Joint Life Option
On or after September 1, 2020	Base Benefit Designated Allocation Group A	1.85%	1.95%
	Base Benefit Designated Allocation Group B	1.40%	1.50%
	Base Benefit Designated Allocation Group C	0.95%	1.05%
	Death Benefit	0.40%	0.35%
	Income Enhancement	0.30%	0.50%
new york Rider fee Percentages
Date	Rider Benefit	Single Life Option	Joint Life Option
Prior to September 1, 2020	Base Benefit Designated Allocation Group A	1.50%	1.60%
	Base Benefit Designated Allocation Group B	1.50%	1.60%
	Base Benefit Designated Allocation Group C	1.50%	1.60%
	Death Benefit	0.40%	0.35%

Date	Rider Benefit	Single Life Option	Joint Life Option
On or after September 1, 2020	Base Benefit Designated Allocation Group A	1.85%	1.95%
	Base Benefit Designated Allocation Group B	1.40%	1.50%
	Base Benefit Designated Allocation Group C	0.95%	1.05%
	Death Benefit	0.40%	0.35%
Growth Percentages
Date	Percentage
Prior to September 1, 2020	5.50%
On or after September 1, 2020	5.00%
valuation frequency
Date	Frequency
Prior to September 1, 2020	Monthly
On or after September 1, 2020	Annually
20

Prior Valuation Frequency, Benefit Age, Growth Duration, Withdrawal/Growth Percentages and Rider Fees — (Continued)
Withdrawal Percentages
Date	Age at time of first withdrawal	Singe Life Percentage	Joint Life Percentage
Prior to September 1, 2020	0-58 59-64 65-79 ≥80	0.00% 4.00% 5.00% 5.50%	0.00% 3.50% 4.50% 5.00%
On or after September 1, 2020	0-58 59-64 65-80 ≥81	0.00% 3.50% 4.75% 5.25%	0.00% 3.00% 4.25% 4.75%
21

APPENDIX
Prior Valuation Frequency, Benefit Age, Allocation/Withdrawal Percentages and Rider Fees
To the extent they have changed, the table(s) below identifies the historical changes to the Rate Sheet Prospectus Supplements for the Transamerica Income EdgeSM 1.2 rider. All Rate Sheet Prospectus Supplements are also available on the EDGAR system at sec.gov.
Rider fee Percentages
Date	Percentage
Prior to September 1, 2020	1.45%

Date	Single Life	Joint Life
On or after September 1, 2020	1.45%	1.55%
Required Allocation Percentages
		Premium		Rebalance
		Minimum	Maximum	Minimum	Maximum
Prior to August 1, 2022	Stable Account	30%	30%	N/A	N/A
	Select Investment Options	0%	70%	0%	100%
	Flexible Investment Options	0%	70%	0%	100%

		Premium		Rebalance
		Minimum	Maximum	Minimum	Maximum
On or after August 1, 2022	Stable Account	25%	25%	N/A	N/A
	Select Investment Options	0%	75%	0%	100%
	Flexible Investment Options	0%	75%	0%	100%
New YOrk Required Allocation Percentages
		Premium		Rebalance
		Minimum	Maximum	Minimum	Maximum
Prior to August 1, 2022	Stable Account	30%	30%	N/A	N/A
	Select Investment Options	0%	70%	0%	100%
	Flexible Investment Options	0%	70%	0%	100%

Premium		Rebalance
Minimum	Maximum	Minimum	Maximum
22

Prior Valuation Frequency, Benefit Age, Allocation/Withdrawal Percentages and Rider Fees — (Continued)
		Premium		Rebalance
On or after August 1, 2022	Stable Account	25%	25%	N/A	N/A
	Select Investment Options	0%	75%	0%	100%
	Flexible Investment Options	0%	75%	0%	100%

		Premium		Rebalance
		Minimum	Maximum	Minimum	Maximum
April 1, 2024 to September 22, 2024	Stable Account	15%	15%	N/A	N/A
	Select Investment Options	0%	85%	0%	100%
	Flexible Investment Options	0%	85%	0%	100%

		Premium		Rebalance
		Minimum	Maximum	Minimum	Maximum
On or after September 23, 2024	Stable Account	25%	25%	N/A	N/A
	Select Investment Options	0%	75%	0%	100%
	Flexible Investment Options	0%	75%	0%	100%
single life Withdrawal Percentages
	Age at time of first withdrawal	Rider Years 1-3 Withdrawal Percentage - Single Life Option	Rider Years 4-6 Withdrawal Percentage - Single Life Option	Rider Years 7+ Withdrawal Percentage - Single Life Option
Prior to September 1, 2020	0-58	0.00%	0.00%	0.00%
	59-64	4.00%	4.75%	5.50%
	65-79	5.00%	5.75%	6.50%
	≥80	5.50%	6.25%	7.00%

	Age at time of first withdrawal	Rider Years 1-5 Withdrawal Percentage - Single Life Option	Rider Years 6-10 Withdrawal Percentage - Single Life Option	Rider Years 11+ Withdrawal Percentage - Single Life Option
September 1, 2020, to July 31, 2022	0-58	0.00%	0.00%	0.00%
	59-64	3.75%	4.25%	4.75%
	65-80	5.00%	5.50%	6.00%
	≥81	5.50%	6.00%	6.50%

23

Prior Valuation Frequency, Benefit Age, Allocation/Withdrawal Percentages and Rider Fees — (Continued)
	Age at time of first withdrawal	Rider Years 1-4 Withdrawal Percentage - Single Life Option	Rider Years 5-7 Withdrawal Percentage - Single Life Option	Rider Years 8+ Withdrawal Percentage - Single Life Option
August 1, 2022, to November 13, 2022	0-58	0.00%	0.00%	0.00%
	59-64	3.75%	4.55%	5.75%
	65-74	5.20%	6.00%	7.20%
	75-80	5.75%	6.55%	7.75%
	≥81	6.00%	6.80%	8.00%

	Age at time of first withdrawal	Rider Years 1-4 Withdrawal Percentage - Single Life Option	Rider Years 5-7 Withdrawal Percentage - Single Life Option	Rider Years 8+ Withdrawal Percentage - Single Life Option
November 14, 2022 to January 28, 2024	0-58	0.00%	0.00%	0.00%
	59-64	4.00%	5.00%	6.50%
	65-69	5.55%	6.55%	8.05%
	70-74	5.75%	6.75%	8.25%
	75-80	6.00%	7.00%	8.50%
	≥81	6.50%	7.50%	9.00%

	Age at time of first withdrawal	Rider Years 1-4 Withdrawal Percentage - Single Life Option	Rider Years 5-7 Withdrawal Percentage - Single Life Option	Rider Years 8+ Withdrawal Percentage - Single Life Option
On or after January 29, 2024	0-58	0.00%	0.00%	0.00%
	59-64	4.75%	5.75%	7.50%
	65-69	5.75%	6.75%	8.50%
	70-74	6.00%	7.00%	8.75%
	75-79	6.50%	7.50%	9.25%
	80-84	7.00%	8.00%	9.75%
	85-89	8.00%	9.00%	10.75%
	90-94	9.00%	10.00%	11.75%
	95+	10.00%	11.00%	12.75%
joint life Withdrawal Percentages
	Age at time of first withdrawal	Rider Years 1-3 Withdrawal Percentage - Joint Life Option	Rider Years 4-6 Withdrawal Percentage - Joint Life Option	Rider Years 7+ Withdrawal Percentage - Joint Life Option
Prior to September 1, 2020	0-58	0.00%	0.00%	0.00%
	59-64	3.50%	4.25%	5.00%
	65-79	4.50%	5.25%	6.00%
	≥80	5.00%	5.75%	6.50%

24

Prior Valuation Frequency, Benefit Age, Allocation/Withdrawal Percentages and Rider Fees — (Continued)
	Age at time of first withdrawal	Rider Years 1-5 Withdrawal Percentage - Single Life Option	Rider Years 6-10 Withdrawal Percentage - Single Life Option	Rider Years 11+ Withdrawal Percentage - Single Life Option
September 1, 2020, to July 31, 2022	0-58	0.00%	0.00%	0.00%
	59-64	3.25%	3.75%	4.25%
	65-80	4.50%	5.00%	5.50%
	≥81	5.00%	5.50%	6.00%

	Age at time of first withdrawal	Rider Years 1-4 Withdrawal Percentage - Single Life Option	Rider Years 5-7 Withdrawal Percentage - Single Life Option	Rider Years 8+ Withdrawal Percentage - Single Life Option
August 1, 2022, to November 13, 2022	0-58	0.00%	0.00%	0.00%
	59-64	3.25%	4.05%	5.25%
	65-74	4.70%	5.50%	6.70%
	75-80	5.25%	6.05%	7.25%
	≥81	5.50%	6.30%	7.50%

	Age at time of first withdrawal	Rider Years 1-4 Withdrawal Percentage - Single Life Option	Rider Years 5-7 Withdrawal Percentage - Single Life Option	Rider Years 8+ Withdrawal Percentage - Single Life Option
November 14, 2022 to January 28, 2024	0-58	0.00%	0.00%	0.00%
	59-64	3.50%	4.50%	6.00%
	65-69	5.05%	6.05%	7.55%
	70-74	5.25%	6.25%	7.75%
	75-80	5.50%	6.50%	8.00%
	≥81	6.00%	7.00%	8.50%

	Age at time of first withdrawal	Rider Years 1-4 Withdrawal Percentage - Single Life Option	Rider Years 5-7 Withdrawal Percentage - Single Life Option	Rider Years 8+ Withdrawal Percentage - Single Life Option
On or after January 29, 2024	0-58	0.00%	0.00%	0.00%
	59-64	4.25%	5.25%	7.00%
	65-69	5.25%	6.25%	8.00%
	70-74	5.50%	6.50%	8.25%
	75-79	6.00%	7.00%	8.75%
	80-84	6.50%	7.50%	9.25%
	85-89	7.50%	8.50%	10.25%
	90-94	8.50%	9.50%	11.25%
	95+	9.50%	10.50%	12.25%
25

Prior Valuation Frequency, Benefit Age, Allocation/Withdrawal Percentages and Rider Fees — (Continued)
New York single life Withdrawal Percentages
	Age at time of first withdrawal	Rider Years 1-3 Withdrawal Percentage - Single Life Option	Rider Years 4-6 Withdrawal Percentage - Single Life Option	Rider Years 7+ Withdrawal Percentage - Single Life Option
Prior to September 1, 2020	0-58	0.00%	0.00%	0.00%
	59-64	4.00%	4.75%	5.50%
	65-79	5.00%	5.75%	6.50%
	≥80	5.50%	6.25%	7.00%

	Age at time of first withdrawal	Rider Years 1-5 Withdrawal Percentage - Single Life Option	Rider Years 6-10 Withdrawal Percentage - Single Life Option	Rider Years 11+ Withdrawal Percentage - Single Life Option
September 1, 2020, to July 31, 2022	0-58	0.00%	0.00%	0.00%
	59-64	3.75%	4.25%	4.75%
	65-80	5.00%	5.50%	6.00%
	≥81	5.50%	6.00%	6.50%

	Age at time of first withdrawal	Rider Years 1-4 Withdrawal Percentage - Single Life Option	Rider Years 5-7 Withdrawal Percentage - Single Life Option	Rider Years 8+ Withdrawal Percentage - Single Life Option
August 1, 2022, to November 13, 2022	0-58	0.00%	0.00%	0.00%
	59-64	3.75%	4.55%	5.75%
	65-74	5.20%	6.00%	7.20%
	75-80	5.75%	6.55%	7.75%
	≥81	6.00%	6.80%	8.00%

	Age at time of first withdrawal	Rider Years 1-4 Withdrawal Percentage - Single Life Option	Rider Years 5-7 Withdrawal Percentage - Single Life Option	Rider Years 8+ Withdrawal Percentage - Single Life Option
November 14, 2022 to December 3, 2023	0-58	0.00%	0.00%	0.00%
	59-64	4.00%	5.00%	6.50%
	65-69	5.55%	6.55%	8.05%
	70-74	5.75%	6.75%	8.25%
	75-80	6.00%	7.00%	8.50%
	≥81	6.50%	7.50%	9.00%

26

Prior Valuation Frequency, Benefit Age, Allocation/Withdrawal Percentages and Rider Fees — (Continued)
	Age at time of first withdrawal	Rider Years 1-4 Withdrawal Percentage - Single Life Option	Rider Years 5-7 Withdrawal Percentage - Single Life Option	Rider Years 8+ Withdrawal Percentage - Single Life Option
December 4, 2023 to September 22, 2024	0-58	0.00%	0.00%	0.00%
	59-64	4.00%	4.75%	6.50%
	65-69	5.25%	6.00%	7.40%
	70-74	5.85%	6.60%	8.40%
	75-79	6.55%	7.30%	9.30%
	80-84	7.40%	8.15%	10.15%
	85-89	8.45%	9.20%	11.20%
	90-94	9.85%	10.60%	12.60%
	95+	11.65%	12.40%	14.40%

	Age at time of first withdrawal	Rider Years 1-4 Withdrawal Percentage - Single Life Option	Rider Years 5-7 Withdrawal Percentage - Single Life Option	Rider Years 8+ Withdrawal Percentage - Single Life Option
After September 23, 2024	0-58	0.00%	0.00%	0.00%
	59-64	4.35%	5.35%	6.60%
	65-69	5.60%	6.60%	7.85%
	70-74	6.00%	7.10%	8.75%
	75-79	6.50%	7.70%	9.45%
	80-84	7.10%	8.40%	10.35%
	85-89	8.00%	9.25%	11.40%
	90-94	9.00%	10.40%	12.80%
	95+	10.30%	11.90%	14.60%
New York joint life Withdrawal Percentages
	Age at time of first withdrawal	Rider Years 1-3 Withdrawal Percentage - Joint Life Option	Rider Years 4-6 Withdrawal Percentage - Joint Life Option	Rider Years 7+ Withdrawal Percentage - Joint Life Option
Prior to September 1, 2020	0-58	0.00%	0.00%	0.00%
	59-64	3.50%	4.25%	5.00%
	65-79	4.50%	5.25%	6.00%
	≥80	5.00%	5.75%	6.50%

	Age at time of first withdrawal	Rider Years 1-5 Withdrawal Percentage - Single Life Option	Rider Years 6-10 Withdrawal Percentage - Single Life Option	Rider Years 11+ Withdrawal Percentage - Single Life Option
September 1, 2020, to July 31, 2022	0-58	0.00%	0.00%	0.00%
	59-64	3.25%	3.75%	4.25%
	65-80	4.50%	5.00%	5.50%
	≥81	5.00%	5.50%	6.00%

27

Prior Valuation Frequency, Benefit Age, Allocation/Withdrawal Percentages and Rider Fees — (Continued)
	Age at time of first withdrawal	Rider Years 1-4 Withdrawal Percentage - Single Life Option	Rider Years 5-7 Withdrawal Percentage - Single Life Option	Rider Years 8+ Withdrawal Percentage - Single Life Option
August 1, 2022, to November 13, 2022	0-58	0.00%	0.00%	0.00%
	59-64	3.25%	4.05%	5.25%
	65-74	4.70%	5.50%	6.70%
	75-80	5.25%	6.05%	7.25%
	≥81	5.50%	6.30%	7.50%

	Age at time of first withdrawal	Rider Years 1-4 Withdrawal Percentage - Single Life Option	Rider Years 5-7 Withdrawal Percentage - Single Life Option	Rider Years 8+ Withdrawal Percentage - Single Life Option
November 14, 2022 to December 3, 2023	0-58	0.00%	0.00%	0.00%
	59-64	3.50%	4.50%	6.00%
	65-69	5.05%	6.05%	7.55%
	70-74	5.25%	6.25%	7.75%
	75-80	5.50%	6.50%	8.00%
	≥81	6.00%	7.00%	8.50%

	Age at time of first withdrawal	Rider Years 1-4 Withdrawal Percentage - Single Life Option	Rider Years 5-7 Withdrawal Percentage - Single Life Option	Rider Years 8+ Withdrawal Percentage - Single Life Option
December 4, 2023 to September 22, 2024	0-58	0.00%	0.00%	0.00%
	59-64	3.50%	4.25%	5.45%
	65-69	3.95%	5.05%	5.90%
	70-74	4.25%	5.45%	6.40%
	75-79	4.60%	5.90%	6.95%
	80-84	5.05%	6.45%	7.65%
	85-89	5.60%	7.10%	8.55%
	90-94	6.30%	8.40%	9.95%
	95+	7.20%	9.60%	12.30%

	Age at time of first withdrawal	Rider Years 1-4 Withdrawal Percentage - Single Life Option	Rider Years 5-7 Withdrawal Percentage - Single Life Option	Rider Years 8+ Withdrawal Percentage - Single Life Option
After September 23, 2024	0-58	0.00%	0.00%	0.00%
	59-64	3.85%	4.85%	6.10%
	65-69	5.10%	6.10%	7.00%
	70-74	5.50%	6.60%	8.05%
	75-79	6.00%	7.20%	9.00%
	80-84	6.60%	7.90%	9.85%
	85-89	7.50%	8.75%	10.90%
	90-94	8.50%	9.90%	12.30%
	95+	9.80%	11.40%	14.10%
28

FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Life Insurance Company

Years Ended December 31, 2024, 2023 and 2022

Transamerica Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2024, 2023 and 2022

Report of Independent Auditors

The Board of Directors

Transamerica Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of Transamerica Life Insurance Company (the Company), which comprise the balance sheet as of December 31, 2024, and the related statements of operations, changes in capital and surplus and cash flows for the year then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2024, or the results of its operations or its cash flows for the year then ended.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

1

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Report of Other Auditors on 2023 and 2022 Financial Statements

The statutory-basis financial statements of the Company for the years ended December 31, 2023 and 2022, were audited by another auditor who expressed an adverse opinion with respect to conformity with U.S. generally accepted accounting principles and an unmodified opinion with respect to conformity with accounting practices prescribed or permitted by the Iowa Insurance Division on those statements on April 11, 2024.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

2

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Philadelphia, PA

April 10, 2025

3

Report of Independent Auditors

To the Board of Directors of Transamerica Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Transamerica Life Insurance Company (the “Company”), which comprise the balance sheets – statutory basis as of December 31, 2023 and 2022, and the related statements of operations - statutory basis, of changes in capital and surplus - statutory basis, and of cash flow - statutory basis for each of the three years in the period ended December 31, 2023, including the related notes and summary of investments - other than investments in related parties at December 31, 2023, supplementary insurance information at December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021, and reinsurance at December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021 listed in the accompanying index (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2023 and 2022 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, www.pwc.com/us

4

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

April 11, 2024

5

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Millions)

	December 31
	2024	2023
Admitted assets
Cash, cash equivalents and short-term investments	$1,844	$3,305
Bonds	49,516	46,351
Preferred stocks	44	59
Common stocks	3,447	3,877
Mortgage loans on real estate	8,885	9,409
Real estate	39	41
Policy loans	2,239	2,109
Securities lending reinvested collateral assets	1,667	2,292
Derivatives	399	1,143
Receivable for derivative cash collateral	466	361
Other invested assets	3,277	3,395

Total cash and invested assets	71,823	72,342

Accrued investment income	653	626
Premiums deferred and uncollected	70	151
Net deferred income tax asset	773	772
Variable annuity reserve hedge offset deferral	883	445
Other assets	1,411	1,649
Separate account assets	103,494	98,852

Total admitted assets	$179,107	$174,837

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$53,684	$52,496
Policy and contract claim reserves	1,048	983
Liability for deposit-type contracts	693	717
Other policyholders’ funds	47	46
Transfers from separate accounts due or accrued	(254)	(421)
Funds held under reinsurance treaties	7,046	7,480
Asset valuation reserve	1,347	1,302
Derivatives	1,481	1,214
Payable for collateral under securities loaned and other transactions	1,764	3,098
Borrowed money	1,500	1,738
Other liabilities	1,332	1,414
Separate account liabilities	103,494	98,852

Total liabilities	173,182	168,919

Total capital and surplus	5,925	5,918

Total liabilities and capital and surplus	$179,107	$174,837

See accompanying notes.

6

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2024	2023	2022
Revenues
Premiums and other considerations	$18,684	$9,516	$19,813
Net investment income	3,683	3,597	3,297
Commissions and expense allowances on reinsurance ceded	428	329	1,075
Reserve adjustment on reinsurance ceded	(133)	(139)	(147)
Consideration received on reinsurance recapture and novations	243	140	210
Fee revenue and other income	1,804	2,119	1,982

Total revenue	24,709	15,562	26,230

Benefits and expenses
Death benefits	2,713	2,433	2,650
Annuity benefits	1,485	1,466	1,552
Accident and health benefits	1,104	1,046	1,021
Surrender benefits	18,829	14,692	20,498
Other benefits	282	257	244
Net increase (decrease) in reserves	1,218	(5,482)	6,563
Commissions	1,442	1,343	1,688
Taxes, licenses and fees	176	163	153
Funds withheld ceded investment income	180	95	98
Net transfers to (from) separate accounts	(6,163)	(4,801)	(10,952)
IMR adjustment due to reinsurance	—	248	(432)
General insurance expenses and other	1,143	1,291	1,198

Total benefits and expenses	22,409	12,751	24,281

Gain (loss) from operations before dividends and federal income taxes	2,300	2,811	1,949
Dividends to policyholders	8	8	10

Gain (loss) from operations before federal income taxes	2,292	2,803	1,939
Federal income tax (benefit) expense	(59)	75	(80)

Net gain (loss) from operations	2,351	2,728	2,019
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(1,439)	(1,999)	(4,211)

Net income (loss)	$912	$729	$(2,192)

See accompanying notes.

7

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2022	$7	$4,565	$(250)	$2,955	$7,277
Net income (loss)	—	—	—	(2,192)	(2,192)
Change in net unrealized capital gains/losses, net of taxes	—	—	630	384	1,014
Change in net deferred income tax asset	—	—	—	702	702
Change in nonadmitted assets	—	—	—	(834)	(834)
Change in reserve on account of change valuation basis	—	—	—	641	641
Change in asset valuation reserve	—	—	—	139	139
Change in surplus as a result of reinsurance	—	—	—	(871)	(871)
Capital contribution	—	100	—	—	100
Dividends to stockholders	—	—	—	(425)	(425)
Other changes - net	—	(1)	—	113	112

Balance at December 31, 2022	$7	$4,664	$380	$612	$5,663
Net income (loss)	—	—	—	729	729
Change in net unrealized capital gains/losses, net of taxes	—	—	136	1,148	1,284
Change in net deferred income tax asset	—	—	—	149	149
Change in nonadmitted assets	—	—	—	(417)	(417)
Change in asset valuation reserve	—	—	—	(191)	(191)
Change in surplus as a result of reinsurance	—	—	—	(435)	(435)
Dividends to stockholders	—	—	—	(858)	(858)
Other changes - net	—	8	—	(14)	(6)

Balance at December 31, 2023	$7	$4,672	$516	$723	$5,918

Continued on next page.

8

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2023	$7	$4,672	$516	$723	$5,918
Net income (loss)	—	—	—	912	912
Change in net unrealized capital gains/losses, net of taxes	—	—	527	(681)	(154)
Change in net deferred income tax asset	—	—	—	(5)	(5)
Change in nonadmitted assets	—	—	—	17	17
Change in asset valuation reserve	—	—	—	(45)	(45)
Change in surplus as a result of reinsurance	—	—	—	(257)	(257)
Dividends to stockholders	—	—	—	(415)	(415)
Other changes - net	—	(11)	—	(35)	(46)

Balance at December 31, 2024	$7	$4,661	$1,043	$214	$5,925

See accompanying notes.

9

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2024	2023	2022
Operating activities
Premiums and annuity considerations	$18,782	$13,933	$14,606
Net investment income	3,599	3,580	3,146
Other income	2,158	1,940	2,251
Benefit and loss related payments	(24,412)	(19,702)	(26,105)
Net transfers from separate accounts	6,094	4,842	11,122
Commissions and operating expenses	(2,968)	(2,787)	(2,771)
Dividends paid to policyholders	(5)	(5)	(6)
Federal income taxes (paid) received	51	18	204

Net cash provided by (used in) operating activities	$3,299	$1,819	$2,447

Investing activities
Proceeds from investments sold, matured or repaid	$6,719	$8,889	$10,356
Costs of investments acquired	(9,363)	(8,332)	(10,957)
Net change in policy loans	(131)	(81)	(35)

Net cash provided by (used in) investing activities	$(2,775)	$476	$(636)

Financing and miscellaneous activities
Capital and paid in surplus received (returned)	$(16)	$6	$101
Dividends to stockholders	(415)	(858)	(425)
Net deposits (withdrawals) on deposit-type contracts	(32)	(45)	(67)
Net change in borrowed money	(236)	(1,354)	(777)
Net change in funds held under reinsurance treaties	(433)	43	41
Net change in payable for collateral under securities lending and other transactions	(1,335)	828	(42)
Other cash (applied) provided	482	(30)	(348)

Net cash provided by (used in) financing and miscellaneous activities	$(1,985)	$(1,410)	$(1,517)

Net increase (decrease) in cash, cash equivalents and short-term investments	(1,461)	885	294
Cash, cash equivalents and short-term investments:
Beginning of year	3,305	2,420	2,126

End of year	$1,844	$3,305	$2,420

See accompanying notes.

10

Transamerica Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
Supplemental disclosures of cash flow information	2024	2023	2022
Non-cash activities during the year not included in the Statutory Statements of Cash Flows:
Receipt of bonds, other invested assets and interest related to affiliated reinsurance treaty	$—	$792	$4,706
Increase of funds withheld related to affiliated reinsurance agreement	—	(4,394)	—
Release of funds withheld related to affiliated reinsurance recaptures	—	—	42
Release of reinsurance payable related to affiliate reinsurance recapture	—	—	22

See accompanying notes.

11

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Years Ended December 31, 2024, 2023 and 2022

1. Organization and Nature of Business

Transamerica Life Insurance Company (the Company) is a stock life insurance company domiciled in the State of Iowa, and is owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of Aegon Ltd., a holding company organized under the laws of Bermuda.

Nature of Business

The Company sells individual life insurance, including indexed universal life, whole life, term life, and final expense whole life. It also sells variable and registered index-linked annuities. In addition, the Company offers supplemental health insurance, group life insurance, group annuity contracts and stable value solutions. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico, and US Virgin Islands. Sales of the Company’s products are primarily through a network of independent agents and broker-dealers, affiliated agencies, and financial institutions.

2. Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division (IID), which differ from accounting principles generally accepted in the United States of America (GAAP).

The IID recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Iowa. The Commissioner of Insurance has the right to permit specific practices that deviate from prescribed practices.

The following is a summary of the accounting practices permitted and prescribed by the IID and reflected in the Company’s financial statements which differs from NAIC SAP:

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to credit for reinsurance. As prescribed by Iowa Administrative Code 191-5.33 (10)(d), the Commissioner has deemed the book value of assets held in a comfort trust as acceptable security for purposes of taking reserve credit for liabilities ceded to an unauthorized reinsurer while it seeks reciprocal jurisdiction status. Under Statement of Statutory Accounting Principles (SSAP) No. 61, Life, Deposit-Type and Accident and Health Reinsurance, the market value of trust assets is considered allowable security. Reciprocal jurisdiction status was granted in 2023.

12

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The State of Iowa has adopted prescribed accounting practices that differ from the NAIC SAP related to the reported value of certain assets supporting the Company’s guaranteed and registered index-linked annuity (RILA) separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Company is entitled to generally value these assets at amortized cost, whereas the assets would be required to be reported at fair value under Statement of Statutory Accounting Principles (SSAP) No. 56, Separate Accounts, of the NAIC SAP. There are no impacts to the Company’s income or surplus as a result of utilizing these prescribed practices.

Pursuant to Iowa Administrative Code 521A.5(1)c, the State of Iowa has allowed a permitted accounting practice that differs from that found in NAIC SAP related to the valuation of a foreign insurance subsidiary, controlled and affiliated (SCA) entity. With the explicit permission of the IID, the Company values Transamerica Life (Bermuda) Ltd. (TLB), a foreign SCA, in accordance with SSAP No. 97, Subsidiary, Controlled and Affiliated Entities, paragraph 8.b.i, as a U.S. insurance SCA entity at its underlying audited U.S. statutory equity. Absent this permitted practice, TLB would be valued in accordance with SSAP No. 97, paragraph 8.b.iv, as a foreign insurance SCA at its audited foreign statutory basis financial statements with certain adjustments.

A reconciliation of the Company’s net income (loss) and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	SSAP #	F/S Page	F/S Line	2024	2023	2022

Net income (loss), State of Iowa basis	XXX	XXX	XXX	$912	$729	$(2,192)
State prescribed practices that are an increase(decrease) from NAIC SAP:
None				—	—	—
State permitted practices that are an increase(decrease) from NAIC SAP:
None				—	—	—

Net income (loss), NAIC SAP	XXX	XXX	XXX	$912	$729	$(2,192)

Statutory surplus, state of Iowa basis	XXX	XXX	XXX	$5,925	$5,918	$5,663
State prescribed practices that are an increase(decrease) from NAIC SAP:
Comfort trust	61	3	1	—	—	263
State permitted practices that are an increase(decrease) from NAIC SAP:
TLB valuation	97	2	2.2	272	47	72

Statutory surplus, NAIC SAP	XXX	XXX	XXX	$5,653	$5,871	$5,328

13

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for- sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

14

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairments.

For GAAP, for debt securities classified as available-for-sale, management first assesses whether the Company has the intent to sell, or whether it is more likely than not it will be required to sell the security before the amortized cost basis is fully recovered. If either criterion is met, the amortized cost is written down to fair value through earnings as an impairment. If neither criterion is met, the securities are further evaluated to determine if the cause of the decline in fair value resulted from credit losses or other factors. When a credit loss is determined to exist and the present value of cash flows expected to be collected is less than the amortized cost of the security, an allowance for credit loss is recorded along with a charge to earnings, limited by the amount that the fair value is less than amortized cost. Any remaining unrealized loss after recording the allowance for credit loss is the non-credit amount and is recorded to other comprehensive income.

Investments in both affiliated and unaffiliated redeemable preferred stocks in good standing (those with NAIC designations 1 to 3) are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in both affiliated and unaffiliated redeemable preferred stocks not in good standing (those with NAIC designations 4 to 6) are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. Investment in perpetual preferred stocks are reported at fair value, not to exceed any currently effective call price. Investment in mandatory convertible preferred stocks (regardless if the preferred stock is redeemable or perpetual) are reported at fair value, not to exceed any currently effective call price, in the periods prior to conversion. For preferred stocks reported at fair value,

15

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

the related net unrealized capital gains and losses for all NAIC designations are reported in accordance with SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers the following factors in determining whether a decline in value is other-than- temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, an allowance for credit loss is recognized in earnings at time of purchase or origination based on an expected lifetime credit loss, which is an amount that represents the portion of the amortized cost basis of the mortgage loans that the Company does not expect to collect.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of encumbrances. Real estate the Company classifies as held for sale is measured at lower of carrying amount or fair value less encumbrances and estimated costs to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company

16

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Other invested assets include surplus notes which are valued at either amortized cost (those that have an NAIC designation of 1 or 2) or the lesser of amortized cost or fair value (those that have an NAIC designation of 3 through 6).

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

17

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the Statements of Operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Balance Sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)	Derivative instruments are also used in replication (synthetic asset) transactions (RSAT). A replication transaction is a derivative transaction entered into in conjunction with a

18

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Cash flows from derivative instruments are presented within the Investing activities section of the Statements of Cash Flows, with the exception of cash received from written options, which are presented within the Financing activities section.

Instruments:

Interest rate swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

19

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the Secured Overnight Financing Rate (SOFR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Bond forwards are used to hedge the interest rate risk that future liability claims increase as rates decrease, leading to higher guarantee values. Bond return swaps are also used to hedge interest rate risk of the underlying liability by exchanging performance and interest of a treasury asset for a funding level plus spread.

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a

20

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company issues products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the Balance Sheets and fair value adjustments are recorded as capital and surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company uses zero cost collars to hedge the interest rate risk associated with rising short term interest rates, whereby the exposure would otherwise adversely impact the Company’s capital generation. The collar position(s) help range bound the floating rate by combining a cap and floor position.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company issues fixed liabilities that have a guaranteed minimum crediting rate. The Company uses receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract and is amortized throughout the life of the swaption. These swaptions are marked to fair value in the Balance Sheets and the fair value adjustment is recorded in unassigned surplus. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The

21

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

The Company may designate and account for fair value hedges when the effectiveness requirements of SSAP No. 86 are achieved. The following hedge type relationships are considered: (A) an interest rate swap that converts a fixed rate asset to a floating rate asset; (B) an interest rate swap that converts a fixed rate liability to a floating rate liability; (C) a cross currency interest rate swap that converts a foreign denominated fixed rate asset to a USD floating rate asset; and (D) a cross currency interest rate swap that converts a foreign denominated fixed rate liability to a USD floating rate liability.

The Company may designate and account for cash flow hedges when the effectiveness requirements of SSAP No. 86 are achieved. The following hedge-type relationships are considered: (A) an interest rate swap that converts a floating rate asset to a fixed rate asset; (B) a cross currency interest rate swap that converts a foreign denominated floating or fixed rate asset to a USD fixed rate asset; (C) a cross currency interest rate swap that converts a foreign denominated floating rate asset to a USD fixed rate asset; (D) a cross currency interest rate swap that converts a foreign denominated floating rate liability to a USD fixed rate liability; and (E) a forward starting interest rate swap to hedge the forecasted purchases of fixed rate assets.

Any deferred gain (loss) related to forecasted transaction cash flow hedging is recognized in income as the purchased asset affects income. If the forecasted transaction no longer qualifies for hedge accounting or if the forecasted transaction is no longer probable, the forward-starting swap will cease to be valued at amortized cost and will be marked to market through surplus. For the year ended December 31, 2024, none of the Company’s cash flow hedges have been discontinued, as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The Company may enter into derivative transactions that economically mitigate risk associated with interest rate, exchange rate, credit, and equity movements within the marketplace. Due to the natural economic benefits of the hedge in relation to the hedged item, the Company chooses not to seek hedge accounting in these instances. Examples of these types of derivative transactions and the associated risks are as follows: (A) futures that hedge equity risk on universal life liabilities; (B) futures, options swaps, or forward contracts that hedge the equity or interest rate risk on minimum rate guarantee liabilities; (C) credit default swaps purchase of protection that hedge the credit risk of specific bonds; (D) interest rate caps that hedge a rapidly rising interest rate environment and withdrawal activity in pension products; and (E) interest rate swaptions that hedge the risk of a low interest rate environment on in-force recurring premium products.

The Company may enter into replicated (synthetic asset) transactions used for purposes other than hedging by the following: (A) combining a written credit default swap with a highly rated cash instrument to synthetically create corporate debt; (B) combining a written credit default swap with a highly rated cash instrument to synthetically create sovereign debt; or (C) combining a

22

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

written credit default swap with a highly rated cash instrument to synthetically create a portfolio of commercial mortgage backed securities.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the Balance Sheets (Securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s Balance Sheets. Under GAAP, the reinvested collateral is included within invested assets and is not reported as a single line item.

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the Balance Sheets, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in borrowed money on the Balance Sheets.

Other Assets and Other Liabilities

Other assets consist primarily of cash surrender value of company owned life insurance, receivable from parent, subsidiaries and affiliates, general insurance accounts receivable, disallowed IMR and reinsurance receivable.

Other liabilities consist primarily of amounts withheld by the Company, accrued expenses, remittances, custody offset, and municipal repurchase agreements. Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest. These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Separate Accounts

The majority of separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

23

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Assets held in trust for purchases of variable life, variable universal life, variable annuity and certain non-indexed guaranteed annuity contracts (which guarantee certain returns as specificed in the contracts) and the Company’s corresponding obligation to the contract owners are shown separately in the Balance Sheets. The assets and liabilities in the separate accounts are carried on a fair value basis. Income and gains and losses with respect to these assets accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.

The individual variable life insurance policies typically provide a guaranteed minimum death benefit.

Certain other modified guaranteed annuity separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. These modified guaranteed annuity separate account assets and liabilities are carried at amortized cost. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the Company’s Statements of Operations as a component of net transfers from separate accounts.

Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the Statements of Operations. These guarantees are included in the general account due to the nature of the guaranteed return.

Surplus funds transferred from the general account to the separate accounts, commonly referred to as seed money, and earnings accumulated on seed money are reported as surplus in the separate accounts until transferred or repatriated to the general account. The transfer of such funds between the separate account and the general account is reported as surplus contributed or withdrawn during the year.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a non-deduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

24

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held. For interest sensitive whole life, the reserves held in the General Account are equal to the cash surrender value.

In accordance with SSAP No. 51, Life Contracts, and No. 54, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is not included as a factor in the health contract premium deficiency calculation.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the Balance Sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the Statements of Operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

25

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible has been established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

26

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three-part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Subsidiaries and Affiliated Companies

Investments in SCA are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

27

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets, reinsurance receivables, agent’s balances and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3.	Accounting Changes and Correction of Errors

The Company’s policy is to disclose recently adopted accounting pronouncements that have been classified by the NAIC as a new statutory accounting principle (SAP) concept change, as well as items classified by the NAIC as SAP clarification changes that have been adopted and have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

On January 10, 2024, the Statutory Accounting Principles Working Group (SAPWG) adopted INT 23-04, Scottish Re Life Reinsurance Liquidation Questions, effective for reporting periods on or after December 31, 2023. INT 23-04 provides clarity that the Scottish Re liquidation should be accounted for as a commutation or recapture and reported as such, including all relevant disclosures. An impairment analysis shall be conducted and any remaining receivables in dispute or not secured by a trust shall be non-admitted. Refer to Note 7 for further detail.

On August 13, 2023, the SAPWG adopted INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve, effective immediately. INT 23-01 provides optional, limited-time guidance, which allows the admittance of net negative (disallowed) IMR if certain conditions are met, up to 10% of adjusted general account capital and surplus. Refer to Note 5 for further detail.

Change in Estimates

During 2023, the Company received approval from the IID, pursuant to SSAP No. 97 to change the valuation methodology under which it values its investments in Transamerica Pacific Reinsurance, Inc. (TPRe) and LIICA Re II, Inc. (LIICA Re II). Effective December 31, 2023, TPRe and LIICA Re II are valued at audited statutory equity, including the impacts of permitted practices, and consolidated in the Company’s Risk-Based Capital. This resulted in a $619 increase in affiliated common stock with a corresponding increase in Change in net unrealized capital gains/losses.

28

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Correction of Error

During 2022, the Company identified an error in the way in which it recognized the receipt of certain affiliated distributions in prior years. This error resulted in prior periods’ net investment income being understated by a total of $145, with a corresponding overstatement of the change in unrealized gains/losses. This was corrected as of December 31, 2022 in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors, with the correction reflected in the Statements of Changes in Capital and Surplus in other changes, offset by a corresponding change in net unrealized capital gains/losses. There was no net impact to ending capital or surplus as a result of this error in any period.

There were additional errors identified in prior year financial statements that have been corrected in the years presented in the financial statements in accordance with SSAP No. 3. These errors do not have a material impact on the financial statements, individually or in aggregate, and therefore have not been separately disclosed.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of Fair Value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/ or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in- depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third- party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other

29

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair Value Hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1	-	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2	-

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

 a)  Quoted prices for similar assets or liabilities in active markets

 b)  Quoted prices for identical or similar assets or liabilities in non-active markets

 c)  Inputs other than quoted market prices that are observable

 d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3	-

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of

30

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

bonds and stocks are reported or determined using the following pricing sources: indices, third- party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, are determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the Balance Sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the Balance Sheets date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

31

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying Balance Sheets approximate their fair values. These are included in the investment contract liabilities.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

32

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the Balance Sheets, as of December 31, 2024 and 2023, respectively:

	December 31, 2024
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,370	$1,370	$1,367	$3	$—
Short-term notes receivable from affiliates	450	450	—	450	—
Bonds	44,540	49,516	4,327	39,382	831
Preferred stocks, other than affiliates	44	44	—	44	—
Common stocks, other than affiliates	90	90	4	—	86
Mortgage loans on real estate	7,752	8,885	—	—	7,752
Other invested assets	285	321	—	270	15
Derivative assets:
Options	63	63	—	63	—
Interest rate swaps	105	105	—	105	—
Currency swaps	110	70	—	110	—
Credit default swaps	62	38	—	62	—
Equity swaps	119	119	—	119	—
Interest rate futures	2	2	2	—	—
Equity futures	2	2	2	—	—
Derivative assets total	463	399	4	459	—
Policy loans	2,239	2,239	—	2,239	—
Securities lending reinvested collateral	1,537	1,537	1,537	—	—
Separate account assets	$102,011	$102,098	$95,458	$5,955	$598

Liabilities
Investment contract liabilities	$10,097	$9,763	$—	$204	$9,893
Derivative liabilities:
Options	5	5	—	5	—
Interest rate swaps	1,849	1,417	—	1,849	—
Currency swaps	1	2	—	1	—
Credit default swaps	(2)	5	—	(2)	—
Equity swaps	37	37	—	37	—
Interest rate futures	1	1	1	—	—
Equity futures	14	14	14	—	—
Derivative liabilities total	1,905	1,481	15	1,890	—
Payable for securities lending	1,667	1,667	—	1,667	—
Payable for derivative cash collateral	96	96	—	96	—
Separate account liabilities	$91,620	$91,698	$2	$91,609	$9

33

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2023
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$3,077	$3,077	$3,075	$2	$—
Short-term notes receivable from affiliates	250	250	—	250	—
Bonds	42,641	46,351	5,022	37,028	591
Preferred stocks, other than affiliates	59	59	—	59	—
Common stocks, other than affiliates	113	113	11	—	102
Mortgage loans on real estate	8,323	9,409	—	—	8,323
Other invested assets	345	376	—	329	16
Derivative assets:
Options	100	100	—	100	—
Interest rate swaps	950	951	—	950	—
Currency swaps	83	38	—	83	—
Credit default swaps	63	38	—	63	—
Equity swaps	9	9	—	9	—
Interest rate futures	2	2	2	—	—
Equity futures	5	5	5	—	—
Derivative assets total	1,212	1,143	7	1,205	—
Policy loans	2,109	2,109	—	2,109	—
Securities lending reinvested collateral	1,974	1,974	1,974	—	—
Separate account assets	$97,308	$97,358	$91,472	$5,731	$105

Liabilities
Investment contract liabilities	$10,224	$9,878	$—	$216	$10,008
Derivative liabilities:
Options	44	44	—	44	—
Interest rate swaps	1,075	688	—	1,075	—
Currency swaps	10	6	—	10	—
Credit default swaps	20	30	—	20	—
Equity swaps	435	435	—	435	—
Interest rate futures	2	2	2	—	—
Equity futures	9	9	9	—	—
Derivative liabilities total	1,595	1,214	11	1,584	—
Dollar repurchase agreements	11	11	—	11	—
Payable for securities lending	2,292	2,292	—	2,292	—
Payable for derivative cash collateral	806	806	—	806	—
Separate account liabilities	$87,871	$87,873	$2	$87,802	$67

34

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2024 and 2023:

	2024
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$2	$—	$2
Industrial and miscellaneous	—	26	2	28

Total bonds	—	28	2	30

Preferred stock
Industrial and miscellaneous	—	44	—	44

Total preferred stock	—	44	—	44

Common stock
Industrial and miscellaneous	4	—	86	90

Total common stock	4	—	86	90

Cash equivalents and short-term investments
Money market mutual funds	1,081	—	—	1,081

Total cash equivalents and short-term investments	1,081	—	—	1,081

Other long term	—	5	—	5
Derivative assets	4	281	—	285
Separate account assets	95,290	4,021	—	99,311

Total assets	$96,379	$4,379	$88	$100,846

Liabilities:
Derivative liabilities	$15	$799	$—	$814
Separate account liabilities	2	—	—	2

Total liabilities	$17	$799	$—	$816

35

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	2023
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$2	$—	$2
Industrial and miscellaneous	—	22	1	23
Hybrid securities	—	5	—	5

Total bonds	—	29	1	30

Preferred stock
Industrial and miscellaneous	—	58	—	58

Total preferred stock	—	58	—	58

Common stock
Industrial and miscellaneous	11	—	100	111

Total common stock	11	—	100	111

Cash equivalents and short-term investments
Industrial and miscellaneous	—	2	—	2
Money market mutual funds	2,466	—	—	2,466

Total cash equivalents and short-term investments	2,466	2	—	2,468

Derivative assets	7	1,031	—	1,038
Other long term	—	5	—	5
Separate account assets	91,312	4,701	—	96,013

Total assets	$93,796	$5,826	$101	$99,723

Liabilities:
Derivative liabilities	$11	$604	$—	$615
Separate account liabilities	2	—	—	2

Total liabilities	$13	$604	$—	$617

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stock classified as Level 3 are comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Cash or cash equivalents classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Other long-term classified as Level 2 are comprised of surplus debentures, which are valued using inputs from third party pricing services or broker quotes.

36

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

The following tables summarize the changes in assets classified as Level 3 for 2024 and 2023:

	Beginning Balance at January 1, 2024	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
Other	$1	$20	$1	$(1)	$(17)
Common stock	100	—	—	1	(4)

Total	$101	$20	$1	$—	$(21)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2024

Bonds
Other	$—	$—	$—	$—	$2
Common stock	16	—	27	—	86

Total	$16	$—	$27	$—	$88

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

	Beginning Balance at January 1, 2023	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
Other	$1	$1	$—	$(3)	$2
Common stock	132	1	—	(6)	9

Total	$133	$2	$—	$(9)	$11

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2023

Bonds
Other	$—	$—	$—	$—	$1
Common stock	15	—	51	—	100

Total	$15	$—	$51	$—	$101

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

37

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Nonrecurring Fair Value Measurements

As indicated in Note 2, real estate held for sale is measured at the lower of carrying amount or fair value less encumbrances and estimated costs to sell. At December 31, 2024 and 2023, the Company held no properties classified as held-for-sale.

5. Investments

Bonds	and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2024
Bonds:
United States Government and agencies	$5,182	$—	$1,284	$3,898
State, municipal and other government	3,123	9	535	2,597
Hybrid securities	230	8	8	230
Industrial and miscellaneous	33,567	471	3,357	30,681
Mortgage and other asset-backed securities	7,414	162	442	7,134

Total unaffiliated bonds	49,516	650	5,626	44,540
Unaffiliated preferred stocks	44	—	—	44

	$49,560	$650	$5,626	$44,584

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$88	$2	$—	$90

38

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2023
Bonds:
United States Government and agencies	$5,477	$54	$941	$4,590
State, municipal and other government	3,055	19	438	2,636
Hybrid securities	270	10	17	263
Industrial and miscellaneous	31,333	671	2,731	29,273
Mortgage and other asset-backed securities	6,216	203	540	5,879

Total unaffiliated bonds	46,351	957	4,667	42,641
Unaffiliated preferred stocks	59	—	—	59

	$46,410	$957	$4,667	$42,700

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$105	$8	$—	$113

The carrying amount and estimated fair value of long and short-term bonds at December 31, 2024, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2024
December 31:	Carrying Value	Fair Value

Due in one year or less	$1,261	$1,261
Due after one year through five years	7,353	7,321
Due after five years through ten years	9,313	8,908
Due after ten years	24,567	20,309

Subtotal	42,494	37,799
Mortgage and other asset-backed securities	7,599	7,318

Total	$50,093	$45,117

39

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2024 and 2023 is as follows:

	2024
	Equal to or Greater than 12 Months		Less than 12 Months

	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$1,518	$649	$2,307	$635
State, municipal and other government	1,843	511	556	24
Hybrid securities	72	7	41	1
Industrial and miscellaneous	13,685	3,063	7,666	294
Mortgage and other asset-backed securities	3,310	414	1,356	28

Total bonds	20,428	4,644	11,926	982

Common stocks-unaffiliated	—	—	1	—

	$20,428	$4,644	$11,927	$982

	2023

	Equal to or Greater than 12 Months		Less than 12 Months

	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$1,582	$487	$2,155	$454
State, municipal and other government	2,051	433	214	5
Hybrid securities	130	16	37	1
Industrial and miscellaneous	15,644	2,605	3,381	125
Mortgage and other asset-backed securities	3,866	521	635	20

Total bonds	23,273	4,062	6,422	605

Preferred stocks-unaffiliated	23	—	35	—
Common stocks-unaffiliated	—	—	92	—

	$23,296	$4,062	$6,549	$605

During 2024, 2023 and 2022, respectively, there were $7, $13 and $2, of loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2024, 2023 and 2022, the Company recognized OTTI of $0, $25 and $1, respectively.

40

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following loan-backed and structured securities were held at December 31, 2024, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
22944BCX4	$1	$1	$—	$1	$1	6/30/2024
89169DAA9	—	—	—	—	—	6/30/2024
BAE3K7RU3-TA	—	—	—	—	—	6/30/2024
86745QAA9	1	1	—	1	—	6/30/2024
89175MAA1	—	—	—	—	—	6/30/2024
38237GAA7	—	—	—	—	—	6/30/2024
3133KMY58	1	1	—	1	1	6/30/2024
3140XHCP0	1	1	—	1	1	6/30/2024
3133B3PM3	1	1	—	1	1	6/30/2024
3140QM5A8	1	1	—	1	1	6/30/2024
3140MA2S2	1	1	—	1	1	6/30/2024
89181JAA0	1	1	—	1	1	6/30/2024
3132DWFM0	1	1	—	1	1	6/30/2024
059494AA2	4	4	—	4	4	9/30/2024
026930AA5	—	—	—	—	—	12/31/2024
059494AA2	4	3	1	3	3	12/31/2024
05948KV63	—	—	—	—	—	12/31/2024
761118AH1	—	—	—	—	—	12/31/2024

			$1

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2024 and 2023 is as follows:

	2024		2023
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months

Year ended December 31:
The aggregate amount of unrealized losses	$425	$28	$532	$20
The aggregate related fair value of securities with unrealized losses	3,325	1,448	3,866	863

At December 31, 2024 and 2023, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 2,662 and 3,297 securities with a carrying amount of $25,071 and $27,359, and an unrealized loss of $4,644 and $4,062. Of this portfolio, at December 31, 2024 and 2023, 96.8% and 95.6% were investment grade with associated unrealized losses of $4,488 and $3,899, respectively.

41

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2024 and 2023, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 1,442 and 856 securities with a carrying amount of $12,908 and $7,061, and an unrealized loss of $982 and $605. Of this portfolio, at December 31, 2024 and 2023, 97.3% and 97.8% were investment grade with associated unrealized losses of $966 and $597, respectively.

At December 31, 2024 and 2023, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 0 and 4 securities, respectively, with an insignificant cost and unrealized loss.

At December 31, 2024 and 2023, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 5 and 16 securities, respectively, with a cost of $1 and $92 and an insignificant unrealized loss.

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5GI Securities	Book / Adjusted Carrying Value	Fair Value

December 31, 2024
Bond, amortized cost	9	$42	$24

Total	9	$42	$24

December 31, 2023
Bond, amortized cost	7	$46	$46

Total	7	$46	$46

The Company did not have any offsetting assets and liabilities at December 31, 2024 and 2023.

During 2024 and 2023, respectively, the Company sold, redeemed or otherwise disposed of 68 and 21 securities as a result of a callable feature which generated investment income of $16 and $1 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements, if applicable.

	Year Ended December 31
	2024	2023	2022

Proceeds	$ 4,241	$ 7,301	$ 8,218

Gross realized gains	$85	$ 184	$69
Gross realized losses	(139)	(747)	(624)

Net realized capital gains (losses)	$ (54)	$ (563)	$ (555)

42

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company had gross realized losses, which relate to losses recognized on other-than- temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2024, 2023 and 2022 of $42, $106 and $54, respectively.

At December 31, 2024 and 2023, the Company had recorded investments in restructured securities of $2 and $14.

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2024 and 2023 were as follows:

December 31, 2024
	Farm	Commercial	Total

AAA - AA	$—	$4,553	$4,553
A	30	3,643	3,673
BBB	3	591	594
BB	—	1	1
B	—	79	79

	$33	$8,867	$8,900

December 31, 2023
	Farm	Commercial	Total

AAA - AA	$—	$4,454	$4,454
A	30	4,090	4,120
BBB	7	791	798
BB	—	37	37

	$37	$9,372	$9,409

The above tables exclude residential mortgage loans.

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2024, the Company issued mortgage loans with a maximum interest rate of 7.26% and a minimum interest rate of 5.66% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2024 at the time of origination was 68%. During 2023, the Company issued mortgage loans with a maximum interest rate of 7.01% and a minimum interest rate of 5.13% for commercial loans. The maximum

43

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2023 at the time of origination was 72%.

During 2024, the Company issued agricultural loans with both a maximum and minimum interest rate of 6.55%. During 2023, the Company did not issue any agricultural loans.

During 2024 and 2023, the Company did not reduce the interest rate on any outstanding mortgage loans.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2024 and 2023:

		Commercial
	Farm	All Other	Total
December 31, 2024
Recorded Investment (All)
Current	$29	$8,848	$8,877
30-59 Days Past Due	4	—	4
60-89 Days Past Due	—	12	12
180+ Days Past Due	—	7	7

Accruing interest 180+ days past due
Recorded investment	—	7	7

Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$29	$795	$824

		Commercial
	Farm	All Other	Total
December 31, 2023
Recorded Investment (All) Current	$37	$9,372	$9,409

Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$33	$842	$875

44

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2024 and 2023, the Company held $7 of mortgage loans that were non-income producing for the previous 180 days. There was an insignificant amount of accrued interest related to these mortgage loans at December 31, 2024 and no amount at December 31, 2023. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2024 and 2023, there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

At December 31, 2024 and 2023, the Company held 2 impaired loans with or without a related allowance for credit losses. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2024 and 2023, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans. There were no average recorded investments in impaired loans during 2024 and 2023.

The Company had an allowance for credit losses on mortgage loans of $15, $0 and $0 at December 31, 2024, 2023, and 2022.

As of December 31, 2024 and 2023, the Company had no mortgage loans derecognized as a result of foreclosure.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2024, 2023 and 2022, the Company has recognized no interest income on impaired loans.

At December 31, 2024 and 2023, the Company held a mortgage loan loss reserve in the AVR of $97 and $105, respectively.

45

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2024	2023		2024	2023

Pacific	29%	28%	Apartment	52%	53%

South Atlantic	21	22	Industrial	22	14

Middle Atlantic	12	13	Office	14	13

E. North Central	11	11	Retail	12	20

W. South Central	8	8

Mountain	9	8

W. North Central	5	4

New England	3	3

E. South Central	2	3

At December 31, 2024 and 2023, the Company had no mortgage loans with a total net admitted asset value that had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2024, 2023 and 2022 related to such restructurings. At December 31, 2024 and 2023, there were no commitments to lend additional funds to debtors owing receivables.

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $0, $0 and $1 were taken on real estate in 2024, 2023 and 2022, respectively, to write the book value down to the current fair value, and included in net realized capital gains (losses), within the Statements of Operations, for the year ended December 31, 2024.

As of December 31, 2024 and 2023, there was no property classified as held for sale. During 2024, four property classified as held for sale were disposed, resulting in an insignificant net realized gain. During 2023, one property classified as held for sale was disposed, resulting in an insignificant net realized gain. Any associated gains and losses from these held for sale disposals were included in net realized capital gains (losses) within the Statements of Operations.

The Company disposed of other properties during 2024, 2023 and 2022 resulting in an insignificant amount of net realized gains, respectively. These gains and losses were included in net realized capital gains (losses) within the Statements of Operations.

46

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The carrying value of the Company’s real estate assets at December 31, 2024 and 2023 was as follows:

	2024	2023

Home office properties	$39	$41

	$39	$41

Accumulated depreciation on real estate at December 31, 2024 and 2023, was $33 and $29, respectively.

Other Invested Assets

The Company recorded impairments of $4, $0 and $4 throughout years 2024, 2023 and 2022, respectively. These impairments were primarily related to private equity funds. The impairments were taken because the decline in fair value of the funds were deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds were not anticipated. These write-downs are included in net realized capital gains (losses) within the Statements of Operations.

Tax Credits

At December 31, 2024, the Company had ownership interests in 45 LIHTC investments with a carrying value of $58. The remaining years of unexpired tax credits ranged from one to ten, and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to fifteen years. The amount of contingent equity commitments expected to be paid during the years 2025 to 2029 is $2. Tax credit benefits recognized in 2024 were $18 and other tax benefits recognized in 2024 were $3. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2023, the Company had ownership interests in 52 LIHTC investments with a carrying value of $75. The remaining years of unexpired tax credits ranged from one to eleven, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to fourteen years. The amount of contingent equity commitments expected to be paid during the years 2024 to 2029 is $2. Tax credits expenses recognized in 2023 were $49 and other tax benefits recognized in 2023 were $3. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

47

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide the carrying value of transferable state tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2024 and 2023:

		December 31, 2024

Description of State Transferable and Non-
transferable Tax Credits	State	Carrying Value	Unused Amount*

Economic Redevelopment and Growth Tax Credits	NJ	1	16
Low-Income Housing Tax Credits	CA	—	15

Total		$ 1	$ 31

		December 31, 2023

Description of State Transferable and Non-
transferable Tax Credits	State	Carrying Value	Unused Amount

Economic Redevelopment and Growth Tax Credits	NJ	13	19
LIHTC	CA	—	15

Total		$ 13	$ 34

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Derivatives

Amounts disclosed in this Derivatives section do not include derivatives utilized in the hedging of variable annuity guarantees in accordance with SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees. Please see the subsequent section “Derivatives Hedging Variable Annuity Guarantees” for results associated with those derivatives.

48

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2024 and 2023 was as follows:

	2024	2023

Fair value - positive	$ 484	$ 322

Fair value - negative	(1,926)	(1,562)

At December 31, 2024, 2023 and 2022, the Company has recorded unrealized gains (losses) of $132, ($433) and ($23), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2024, 2023 and 2022 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 19 years for forecasted hedge transactions. At December 31, 2024 and 2023, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2024 and 2023, the Company has no accumulated deferred gains related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2025.

Summary of realized gains (losses) by derivative type for the years ended December 31, 2024, 2023 and 2022:

	2024	2023	2022

Options:
Calls	$5	$13	$—
Puts	1	(1)	—

Total options	$6	$12	$—

Swaps:
Interest rate	$(6)	$—	$(1)
Total return	(1,570)	(1,092)	1,054

Total swaps	$(1,576)	$(1,092)	$1,053

Futures - net positions	442	41	(376)

Total realized gains (losses)	$(1,128)	$(1,039)	$677

49

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2024 and 2023:

	Asset(1)		Liability(1)

	2024	2023	2024	2023

Derivative component of RSATs
Credit default swaps	$ 63	$ 43	$ (5)	$ (4)
Interest rate swaps	8	7	—	—

(1)	Asset and liability classification is based on the positive (asset) or negative
(liability) book/adjusted carrying value (BACV) of each derivative.

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2024 and 2023:

	Asset(1)		Liability(1)

	2024	2023	2024	2023

Derivative component of RSATs
Credit default swaps	$ 59	$ 63	$ 4	$ 6
Interest rate swaps	9	8	—	—

Total	$ 68	$ 71	$ 4	$ 6

(1)	Asset and liability classification is based on the positive (asset) or negative
(liability) BACV of each derivative.

The Company did not have net realized gains (losses) on derivatives held for other than hedging purposes for the years ended December 31, 2024, 2023 and 2022.

As stated in Note 2, the Company replicates investment grade corporate bonds, sovereign debt, or commercial mortgage backed securities by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

50

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2024 and 2023:

		2024

Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)

AAA/AA/A	1
Single name credit default swaps (3)		$ 12	$ 978	2.2
Credit default swaps referencing indices		—	32	40.4

Subtotal		12	1,010	3.4

BBB	2
Single name credit default swaps (3)		35	1,461	1.9
Credit default swaps referencing indices		16	992	2.6

Subtotal		51	2,453	2.2

BB	3
Single name credit default swaps (3)		—	85	0.9

Subtotal		—	85	0.9

Total		$ 63	$ 3,548	2.5

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service, S&P, and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

51

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	2023

Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)

AAA/AA/A	1
Single name credit default swaps (3)		$ 16	$ 973	3.0
Credit default swaps referencing indices		—	32	41.4

Subtotal		16	1,005	4.2

BBB	2
Single name credit default swaps (3)		33	1,466	2.6
Credit default swaps referencing indices		19	1,402	2.3

Subtotal		52	2,868	2.5

BB	3
Single name credit default swaps (3)		1	90	1.8

Subtotal		1	90	1.8

Total		$ 69	$ 3,963	2.9

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service, S&P, and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2024 and 2023, there were not any potential future recoveries available to offset the $3,548 and $3,963, respectively, from the table above.

52

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2024 and 2023, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value

	2024	2023	2024	2023

Derivative assets:
Credit default swaps	$3,343	$3,316	$62	$63
Currency swaps	905	699	110	83
Equity futures	—	—	2	5
Equity swaps	3,770	448	120	9
Interest rate swaps	1,367	45	29	7
Options	314	2,102	63	100
Derivative liabilities:
Credit default swaps	715	1,183	(2)	20
Currency swaps	135	213	1	10
Equity futures	—	—	13	9
Equity swaps	2,494	5,690	37	435
Interest rate swaps	6,719	6,379	1,101	988
Options	(597)	(2,641)	5	44

*Futures	are presented in contract format. Swaps and options are presented in notional format.

Derivatives Hedging Variable Annuity Guarantees

The hedged obligation consists of guaranteed benefits on variable annuity contracts and resembles a long dated put option where claim payment is made whenever account value is less than a guaranteed amount, adjusted for applicable fees. Changes in interest rates impact the present value of future product cash flows (discount rate) as well as the value of investments comprising the account value to be assessed against the guarantee. Under this VM-21 compliant clearly defined hedging strategy, interest rate risk may be hedged by a duration matched portfolio of interest sensitive derivatives such as treasury bond forwards, treasury futures, interest rate swaps, interest rate swaptions or treasury future options. With approval of the IID, the guaranteed benefits included are variable annuity contracts with Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit riders, excluding contracts assumed via reinsurance. Total return on the designated portfolio of derivatives remains highly effective in covering the interest rate risk (rho) of the hedged obligation. Hedge effectiveness is measured in accordance with the requirements outlined under SSAP No. 108 and entails assessment of the total return on the designated portfolio of derivatives against changes in the fair value of the hedged obligation due to interest rate movements on a cumulative basis.

53

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Scheduled amortization for SSAP No. 108 derivatives as of December 31, 2024 is as follows:

Amortization Year	Deferred Assets	Deferred Liabilities

2025	$(133)	$32
2026	(133)	32
2027	(133)	32
2028	(133)	32
2029	(133)	32
2030	(133)	32
2031	(133)	32
2032	(113)	32
2033	(82)	26
2034	(50)	11

Total	$(1,176)	$293

The following table is a reconciliation of the total deferred balance (net of tax) of SSAP No. 108 derivatives:

Total Deferred Balance

1. Balance at January 1, 2023	$380
2. Amortization	44
3. Deferred Recognition	(109)

4. Balance at December 31, 2023 [1-(2+3)]	$445
5. Amortization	63
6. Deferred Recognition	(501)

7. Balance at December 31, 2024 [4-(5+6)]	$883

The following tables provide information regarding SSAP No. 108 hedging instruments:

	2024	2023

Amortized cost	$ (3)	$ —
Fair value	(672)	855

54

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2024
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*

Derivative performance	$(1)	$409	$(1,524)	$(1,116)

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	15	(148)	615	482
Deferred	(14)	(261)	909	634

*Totals	shown are pre-tax

December 31, 2023
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*

Derivative performance	$(13)	$(1,725)	$1,606	$(132)

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	5	717	(722)	—
Deferred	8	1,008	(884)	132

*Totals	shown are pre-tax

	Year Ended December 31
	2024	2023

Prior year fair value of hedged item	$630	$539
Current year fair value of hedged item	1,663	630

Change in fair value attributable to interest rates	$1,033	$91

Portion of the fair value change attributed to the hedged risk	$1,032	$91

55

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2024 and 2023, respectively:

	Gross (Admitted & Nonadmitted) Restricted
	2024

Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Collateral held under security lending agreements	$1,667	$—	$—	$—	$1,667
Subject to repurchase agreements	306	—	—	—	306
Subject to dollar repurchase agreements	—	—	—	—	—
FHLB capital stock	77	—	—	—	77
On deposit with states	57	—	—	—	57
Pledged as collateral to FHLB (including assets backing funding agreements)	3,956	—	—	—	3,956
Pledged as collateral not captured in other categories	3,085	—	—	—	3,085
Other restricted assets	6,586	—	—	—	6,586

Total restricted assets	$15,734	$—	$—	$—	$15,734

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Restricted Asset Category	Total From Prior Year (2023)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$2,292	$(625)	$—	$1,667	0.92%	0.93%
Subject to repurchase agreements	157	149	—	306	0.17	0.17
Subject to dollar repurchase agreements	11	(11)	—	—	0.00	0.00
FHLB capital stock	88	(11)	—	77	0.04	0.04
On deposit with states	38	19	—	57	0.03	0.03
Pledged as collateral to FHLB (including assets backing funding agreements)	3,937	19	—	3,956	2.19	2.21
Pledged as collateral not captured in other categories	2,230	855	—	3,085	1.71	1.72
Other restricted assets	7,337	(751)	—	6,586	3.64	3.68

Total restricted assets	$16,090	$(356)	$—	$15,734	8.70%	8.78%

The amounts reported as other restricted assets in the table above represent assets held in trust related to reinsurance.

56

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the pledged or restricted assets in other categories as of December 31, 2024 and 2023, respectively:

		Gross Restricted (Admitted & Nonadmitted)
			2024

Description of Assets	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total
Derivatives	$3,052	$—	$—	$—	$3,052
Secured funding agreements	1	—	—	—	1
AMBAC	32	—	—	—	32

Total	$3,085	$—	$—	$—	$3,085

	Gross (Admitted & Nonadmitted) Restricted				Percentage
Description of Assets	Total From Prior Year (2023)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivatives	$2,229	$823	$—	$3,052	1.69%	1.70%
Secured funding agreements	1	—	—	1	0.00	0.00
AMBAC	—	32	—	32	0.02%	0.02%

Total	$2,230	$855	$—	$3,085	1.71%	1.72%

57

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2024 and 2023:

2024
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$94	$94	0.12%	0.12%
Securities lending collateral assets	1,667	1,667	2.16	2.20
Other	2	2	—	—

Total collateral assets	$1,763	$1,763	2.28%	2.32%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$1,763	2.53%

2023
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$787	$787	1.01%	1.04%
Securities lending collateral assets	2,292	2,292	2.95	3.02
Other	30	30	0.04	0.04

Total collateral assets	$3,109	$3,109	4.00%	4.10%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$3,110	4.44%

58

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2024	2023	2022

Income:
Bonds	$2,178	$2,170	$2,029
Preferred stocks	4	5	3
Common stocks	481	392	343
Mortgage loans on real estate	384	383	415
Real estate	9	9	13
Policy loans	112	110	108
Cash, cash equivalents and short-term investments	107	95	26
Derivatives	421	403	273
Other invested assets	174	200	180

Gross investment income	3,870	3,767	3,390
Less: investment expenses	178	198	178

Net investment income before amortization of IMR	3,692	3,569	3,212
Amortization of IMR	(9)	28	85

Net investment income	$3,683	$3,597	$3,297

At December 31, 2024 and 2023, the Company excluded investment income due and accrued of $5 and $10, respectively. There were no amounts excluded for mortgage loans or real estate for either 2024 and 2023.

The gross, nonadmitted and admitted amounts for interest income due and accrued are presented in the following table:

	Year Ended December 31
	2024	2023

Gross	$658	$636
Nonadmitted	$5	$10
Admitted	$653	$626

At December 31, 2024 and 2023, the Company had cumulative amounts for paid-in-kind interest of $1 and $1, respectively, included in the principle balance.

59

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized
	Year Ended December 31
	2024	2023	2022

Bonds	$(97)	$(669)	$(614)
Preferred stocks	1	—	—
Common stocks	2	(8)	56
Mortgage loans on real estate	(21)	(1)	—
Real estate	—	—	1
Cash, cash equivalents and short-term investments	—	(1)	—
Derivatives	(1,471)	(2,043)	(4,555)
Variable annuity reserve hedge offset	—	(44)	229
Other invested assets	45	27	169

Net realized capital gains (losses), before taxes	(1,541)	(2,739)	(4,714)
Federal income tax effect	—	106	45
Transfer from (to) IMR	102	634	458

Net realized capital gains (losses) on investments	$(1,439)	$(1,999)	$(4,211)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2024	2023	2022

Bonds	$42	$10	$197
Preferred stocks	—	1	(11)
Common stocks	(6)	1	(40)
Affiliated entities	(384)	443	(278)
Mortgage loans on real estate	(15)	—	—
Derivatives	268	600	1,142
Other invested assets	(104)	327	51

Change in unrealized capital gains (losses), before taxes	(199)	1,382	1,061
Taxes on unrealized capital gains (losses)	13	(98)	(47)

Change in unrealized capital gains (losses), net of tax*	$(186)	$1,284	$1,014

*2024 variance to Statement of Changes in Capital and Surplus related to an immaterial prior period correction included within the “Other changes - net” line.

60

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Admitted Disallowed IMR

The Company has admitted net negative (disallowed) IMR in accordance with the following criteria:

A.	Fixed income investments generating IMR losses comply with the reporting entity’s documented investment or liability management policies.
B.

IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with a reporting entity’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination.

C.

Any deviation to (a) was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities.

D.

Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

The aggregate net negative (disallowed) IMR allocation is presented in the following table for the years ended December 31, 2024 and 2023:

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account

2024	$100	$100	$—	$—
2023	7	7	—	—

The allocation of the admitted negative (disallowed) IMR is presented in the following table for the years ended December 31, 2024 and 2023:

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account

2024	$100	$100	$—	$—
2023	7	7	—	—

61

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The calculation of adjusted capital and surplus with consideration of the negative (disallowed) IMR is presented in the following table for the years ended December 31, 2024 and 2023:

	2024	2023

Prior period, as of September 30, the most recent statement filed with the IID, general account capital and surplus	$5,912	$5,731
From prior period SAP financials:
Net positive goodwill (admitted)	—	—
EDP equipment & operating system software (admitted)	—	—
Net DTAs (admitted)	771	748
Net negative (disallowed) IMR (admitted)	81	—

Adjusted capital and surplus	$5,060	$4,983

The admitted net negative (disallowed) IMR represents 1.98% and 0.14% of adjusted capital and surplus for 2024 and 2023.

The Company did not have gains/losses associated with derivatives sold allocated to IMR during 2024 and 2023.

6.  Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2024 and 2023 were as follows:

	Year Ended December 31
	2024	2023

Life insurance reserves	$31,616	$32,027
Annuity reserves and supplementary contracts with life contingencies	14,816	13,368
Accident and health reserves (including long term care)	7,252	7,101

Total policy reserves	$53,684	$52,496

Deposit-type contracts	693	717
Policy claims	1,048	983

Total policy reserves, deposit-type contracts and claim liabilities	$55,425	$54,196

62

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner’s Standard Group Mortality Table, the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 0.75 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method or Actuarial Guideline XXXVIII. Term insurance issued after July 1, 2017 and Indexed Universal life Insurance issued after January 1, 2020 follow Valuation Manual section 20 (VM-20) reserve requirements.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, reserves are determined by computing the regular reserve for the plan at the true age and holding, in addition, the unearned portion of the extra premium charge for the year. Effective July 1, 2017, for substandard term insurance policies, per VM-20 requirements, the substandard rating is applied to the reserve mortality. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

As of December 31, 2024 and 2023, the Company had insurance in force aggregating $31,676 and $33,976, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the IID. The Company established policy reserves of $1,478 and $1,463 to cover these deficiencies as of December 31, 2024 and 2023, respectively.

Participating life insurance policies were issued by the Company in prior years which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 0.05% of ordinary life insurance in force at December 31, 2024 and 2023.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

63

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.25 to 11.75 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with VM-21. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation covers all variable annuity products. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the stochastic reserves plus the additional standard projection amount. During 2022, the Company established a voluntary reserve in addition to the reserve required under VM-21 to help manage volatility associated with unhedged base contract cashflows. The VA voluntary reserve totaled $0 and $505 as of December 31, 2024 and 2023, respectively.

Both the stochastic reserves and the standard projection are determined as the conditional tail expectation (CTE)-70 of the scenario reserves. To determine the CTE-70 values, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and Society of Actuaries. The stochastic reserves uses prudent estimate assumptions based on Company experience, while the standard projection uses the assumptions prescribed in VM-21 for determining the additional standard projection amount.

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2024 and 2023, the Company had no premium deficiency reserve related to accident and health policies.

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

64

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2024
2024	$—	$1,233	$470	$763
2023 and prior	2,000	54	641	1,413

	2,000	$1,287	$1,111	2,176

Active life reserve	$5,508			$5,476

Total accident and health reserves	$7,508			$7,652

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2023
2023	$—	$1,148	$435	$713
2022 and prior	1,991	(82)	622	1,287

	1,991	$1,066	$1,057	2,000

Active life reserve	$5,476			$5,508

Total accident and health reserves	$7,467			$7,508

The change in the Company’s unpaid claims reserve was $54 and ($82) for the years ended December 31, 2024 and 2023, respectively, for health claims that were incurred prior to those Balance Sheets date. The change in 2024 was due to worse than expected experience primarily due to higher medical claims. The change in 2023 was due to better than expected experience primarily due to reduced medical claims and accidental deaths.

65

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year

Year ended December 31, 2024
2024	$—	$38	$22	$16
2023 and prior	42	(12)	2	28

	$42	$26	$24	$44

Year ended December 31, 2023
2023	$—	$38	$23	$15
2022 and prior	42	(12)	3	27

	$42	$26	$26	$42

There was no significant change in the claim adjustment expense provision for insured events of prior years during 2024.

Premium and Annuity Considerations Deferred and Uncollected

Reserves on the Company’s traditional life insurance products are computed using mean and interpolated or mid-terminal reserving methodologies. The mean methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. The interpolated methodologies do not require the establishment of such assets, however, it is required to hold unearned premium liabilities. At December 31, 2024 and 2023, the gross premiums and net of loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	2024		2023

	Gross	Net of Loading	Gross	Net of Loading

Life and annuity:
Ordinary first-year business	$1	$—	$1	$—
Ordinary renewal business	24	19	122	96
Group life direct business	10	6	14	10

	$35	$25	$137	$106

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

66

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Included in the liability for deposit-type contracts at December 31, 2024 and 2023 are approximately $10 and $11, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders. As of December 31, 2024 and 2023, there were no contractual maturities.

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

	December 31 2024

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$286	$2,208	$—	$2,494	4%
At book value less surrender charge of 5% or more	880	—	—	880	1
At fair value	6	—	58,835	58,841	84

Total with adjustment or at fair value	1,172	2,208	58,835	62,215	89
At book value without adjustment (minimal or no charge or adjustment)	6,024	—	—	6,024	9
Not subject to discretionary withdrawal provision	1,043	—	569	1,612	2

Total individual annuity reserves	8,239	2,208	59,404	69,851	100%

Less reinsurance ceded	5,303	—	—	5,303

Net individual annuities reserves	$2,936	$2,208	$59,404	$64,548

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	$160	$—	$—	$160

67

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2024

Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$4,842	$10	$—	$4,852	12%
At book value less surrender charge of 5% or more	17	—	—	17	—
At fair value	—	—	29,901	29,901	70

Total with adjustment or at fair value	4,859	10	29,901	34,770	82
At book value without adjustment (minimal or no charge or adjustment)	2,299	—	—	2,299	5
Not subject to discretionary withdrawal provision	5,516	—	68	5,584	13

Total group annuities reserves	12,674	10	29,969	42,653	100%

Less reinsurance ceded	794	—	—	794

Net group annuities reserves	$11,880	$10	$29,969	$41,859

	December 31 2024

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$—	$—	$—	$—	0%

Total with adjustment or at fair value	—	—	—	—	0
At book value without adjustment (minimal or no charge or adjustment)	207	—	—	207	26
Not subject to discretionary withdrawal provision	492	87	18	597	74

Total deposit-type contracts	699	87	18	804	100%

Less reinsurance ceded	6	—	—	6

Net deposit-type contracts	$693	$87	$18	$798

68

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount

Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$13,876
Exhibit 5, Supp contracts with life contingencies section, total (net)	940
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	693

Subtotal	15,509
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	90,994
Exhibit 3, Supp contracts with life contingencies section, total	597
Other contract deposit funds	105

Subtotal	91,696

Combined total	$107,205

	December 31 2023

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$316	$714	$—	$1,030	2%
At book value less surrender charge of 5% or more	919	—	—	919	1
At fair value	6	—	58,435	58,441	84

Total with adjustment or at fair value	1,241	714	58,435	60,390	87
At book value without adjustment (minimal or no charge or adjustment)	6,679	—	—	6,679	10
Not subject to discretionary withdrawal provision	1,723	—	488	2,211	3

Total individual annuity reserves	9,643	714	58,923	69,280	100%

Less reinsurance ceded	6,228	—	—	6,228

Net individual annuity reserves	$3,415	$714	$58,923	$63,052
Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	$235	$—	$—	$235

69

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2023

Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$4,104	$13	$—	$4,117	11%
At book value less surrender charge of 5% or more	20	—	—	20	—
At fair value	—	—	28,070	28,070	72

Total with adjustment or at fair value	4,124	13	28,070	32,207	83
At book value without adjustment (minimal or no charge or adjustment)	4,848	—	—	4,848	12
Not subject to discretionary withdrawal provision	1,846	—	64	1,910	5

Total group annuity reserves	10,818	13	28,134	38,965	100%

Less reinsurance ceded	864	—	—	864

Net group annuity reserves	$9,954	$13	$28,134	$38,101

	December 31 2023

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$—	$—	$—	$—	0%

Total with adjustment or at fair value	—	—	—	—	0
At book value without adjustment (minimal or no charge or adjustment)	220	—	—	220	27
Not subject to discretionary withdrawal provision	504	68	19	591	73

Total deposit-type contracts	724	68	19	811	100%

Less reinsurance ceded	8	—	—	8

Net deposit-type contracts	$716	$68	$19	$803

70

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$12,438
Exhibit 5, Supp contracts with life contingencies section, total (net)	931
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	716

Subtotal	14,085
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	87,269
Exhibit 3, Supp contracts with life contingencies section, total	515
Other contract deposit funds	87

Subtotal	87,871

Combined total	$101,956

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31 2024

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$296	$430
Universal life	12,610	12,060	14,295
Universal life with secondary guarantees	5,479	5,360	12,528
Indexed universal life with secondary guarantees	9,239	6,513	7,572
Other permanent cash value life insurance	2	4,797	7,142
Variable universal life	709	708	1,025
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	8,007
Accidental death benefits	—	—	46
Disability - active lives	—	—	36
Disability - disabled lives	—	—	159
Miscellaneous reserves	—	—	1,578

Total (gross)	28,039	29,734	52,818
Reinsurance ceded	5,048	4,909	21,202

Total (net)	$22,991	$24,825	$31,616

71

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2024

	Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$690	$690	$690

Total (net)	$690	$690	$690

	December 31 2024

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$8,906	$8,904	$10,198

Total (net)	$8,906	$8,904	$10,198

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$30,839
Exhibit 5, Accidental death benefits section total (net)	25
Exhibit 5, Disability - active lives section, total (net)	17
Exhibit 5, Disability - disabled lives section, total (net)	136
Exhibit 5, Miscellaneous reserves section, total (net)	599

Subtotal	31,616
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	10,888

Subtotal	10,888

Combined total	$42,504

72

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2023

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$319	$462
Universal life	13,359	12,668	15,050
Universal life with secondary guarantees	5,929	5,819	12,845
Indexed universal life with secondary guarantees	7,773	5,385	6,486
Other permanent cash value life insurance	2	4,755	7,192
Variable universal life	681	680	1,002
Not subject to discretionary withdrawal or no cash values Term policies without cash value	—	—	8,024
Accidental death benefits	—	—	48
Disability - active lives	—	—	37
Disability - disabled lives	—	—	160
Miscellaneous reserves	—	—	1,604

Total (gross)	27,744	29,626	52,910
Reinsurance ceded	5,065	4,914	21,387

Total (net)	$22,679	$24,712	$31,523

	December 31 2023

	Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$684	$684	$684

Total (net)	$684	$684	$684

	December 31 2023

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$8,003	$8,000	$9,208

Total (net)	$8,003	$8,000	$9,208

73

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$30,751
Exhibit 5, Accidental death benefits section total (net)	25
Exhibit 5, Disability – active lives section, total (net)	16
Exhibit 5, Disability – disabled lives section, total (net)	137
Exhibit 5, Miscellaneous reserves section, total (net)	594

Subtotal	31,523
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	9,892

Subtotal	9,892

Combined total	$41,415

Separate Accounts

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2024, 2023 and 2022 is as follows:

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2024	$—	$—	$10	$7,999	$8,009

Reserves for separate accounts as of December 31, 2024 with assets at:
Fair value	$—	$100	$—	$99,374	$99,474
Amortized cost	2,419	690	—	—	3,109

Total as of December 31, 2024	$2,419	$790	$—	$99,374	$102,583

Reserves for separate accounts by withdrawal characteristics as of December 31, 2024:
With fair value adjustment	$2,419	$14	$—	$—	$2,433
At fair value	—	—	—	98,719	98,719
At book value without fair value adjustment and with current surrender charge of less than 5%	—	690	—	—	690

Subtotal	2,419	704	—	98,719	101,842
Not subject to discretionary withdrawal	—	86	—	655	741

Total separate account reserve liabilities at December 31, 2024	$2,419	$790	$—	$99,374	$102,583

74

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2023	$—	$—	$10	$6,075	$6,085

Reserves for separate accounts as of December 31, 2023 with assets at:
Fair value	$710	$85	$—	$96,283	$97,078
Amortized cost	—	684	—	—	684

Total as of December 31, 2023	$710	$769	$—	$96,283	$97,762

Reserves for separate accounts by withdrawal characteristics as of December 31, 2023:
With fair value adjustment	$710	$18	$—	$—	$728
At fair value	—	—	—	95,712	95,712
At book value without fair value adjustment and with current surrender charge of less than 5%	—	684	—	—	684

Subtotal	710	702	—	95,712	97,124
Not subject to discretionary withdrawal	—	68	—	571	639

Total separate account reserve liabilities at December 31, 2023	$710	$770	$—	$96,283	$97,763

75

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2022	$—	$—	$10	$7,663	$7,673

Reserves for separate accounts as of December 31, 2022 with assets at:
Fair value	$132	$75	$—	$89,360	$89,567
Amortized cost	—	677	—	—	677

Total as of December 31, 2022	$132	$752	$—	$89,360	$90,244

Reserves for separate accounts by withdrawal characteristics as of December 31, 2022:
With fair value adjustment	$132	$22	$—	$—	$154
At fair value	—	—	—	88,880	88,880
At book value without fair value adjustment and with current surrender charge of less than 5%	—	677	—	—	677

Subtotal	132	699	—	88,880	89,711
Not subject to discretionary withdrawal	—	53	—	479	532

Total separate account reserve liabilities at December 31, 2022	$132	$752	$—	$89,359	$90,243

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2024	2023	2022

Transfer as reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$8,100	$6,167	$7,757
Transfers from separate accounts	(14,225)	(10,944)	(18,692)

Net transfers from separate accounts	(6,125)	(4,777)	(10,935)
Miscellaneous reconciling adjustments	(38)	(24)	(17)

Net transfers as reported in the Summary of Operations of the life, accident and health annual statement	$(6,163)	$(4,801)	$(10,952)

76

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2024 and 2023, the Company’s separate account statement included legally insulated assets of $101,121 and $98,092, respectively. The assets legally insulated from general account claims at December 31, 2024 and 2023 are attributed to the following products:

	2024	2023

Group annuities	$28,064	$25,977
Variable annuities	61,483	61,550
Fixed universal life	727	725
Variable universal life	9,365	8,484
Variable life	1,367	1,277
Modified separate accounts	114	78
Registered market value annuity product - SPL	1	1

Total separate account assets	$101,121	$98,092

At December 31, 2024 and 2023, the Company held separate account assets not legally insulated from the general account in the amount of $2,373 and $760, respectively.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $551, $570, $584, $579 and $565, to the general account in 2024, 2023, 2022, 2021 and 2020, respectively. During the years ended December 31, 2024, 2023, 2022, 2021 and 2020, the general account of the Company had paid $41, $63, $56, $45 and $75, respectively, toward separate account guarantees.

At December 31, 2024 and 2023, the Company reported guaranteed separate account assets at amortized cost in the amount of $2,784 and $710, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $2,699 and $649 at December 31, 2024 and 2023, respectively, which would have resulted in an unrealized gain/(loss) of ($86) and ($61), respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

7.	Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company coinsures up to 100% of select policies or reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

77

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Premiums and annuity considerations include the following reinsurance amounts:

	Year Ended December 31
	2024	2023	2022

Direct premiums	$19,907	$16,262	$15,957
Reinsurance assumed - non affiliates	886	866	1,017
Reinsurance assumed - affiliates	(15)	(10)	5,366
Reinsurance ceded - non affiliates	(1,503)	(2,547)	(1,819)
Reinsurance ceded - affiliates	(591)	(5,055)	(708)

Net premiums earned	$18,684	$9,516	$19,813

The Company received reinsurance recoveries in the amount of $3,294, $3,327 and $3,764 during 2024, 2023 and 2022, respectively. At December 31, 2024 and 2023, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $858 and $853, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2024 and 2023 of $37,420 and $39,004, respectively, of which $16,315 and $16,868 were ceded to affiliates, respectively.

During 2024, 2023 and 2022, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $387 ($255 after tax), $684 ($429 after tax) and $869 ($574 after tax), respectively.

Effective December 31, 2023, the Company entered into a reinsurance agreement whereby the Company ceded fixed deferred annuity business to an affiliated entity, Transamerica Bermuda Re, Ltd. (TBRe). The Company paid a ceding commission of $138 in addition to reinsurance premiums of $4,394 in the form of a funds withheld payable and ceded $4,394 of statutory reserves. The transaction resulted in a pre-tax loss of $138, which has been included in the Statements of Operations.

Effective July 1, 2023, the Company ceded universal life with secondary guarantee (SGUL) insurance business to an unaffiliated entity. The Company paid considerations of $1,057 in assets and cash, ceded $1,436 of reserves and $555 of policy loans. After a $199 realized loss, the transaction resulted in a pre-tax gain of $179.

Effective July 1, 2023, the Company recaptured a specific list of policies from an affiliate, LIICA Re II. As a result, the Company received $5 in cash and $114 in policyholder reserves. The transaction resulted in a pre-tax loss of $109 which has been included in the Statements of Operations.

Effective July 1, 2023, the Company recaptured a specific list of policies from an affiliate, Transamerica Pacific Re. As a result, the Company received $12 in cash and $33 in policyholder reserves. The transaction resulted in a pre-tax loss of $21 which has been included in the Statements of Operations.

On October 31, 2022, the Company executed an affiliated coinsurance arrangement, effective July 1, 2022, under which it assumes the remaining in force universal life business from TLB net of third-party reinsurance. The Company received consideration of $4,974 in the form of cash and

78

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

invested assets and assumed $5,543 in policy and contract reserves along with $6 in policy loans. After establishing a $432 IMR deferral related to the asset transfers, this transaction resulted in a pre-tax loss of $131 which was included in the Summary of Operations. This transaction is secured by a comfort trust equal to 100% of the Company’s U.S. statutory reserves.

Effective April 1, 2022, LIICA Re II, an affiliate, executed a recapture of a specific list of policies to the Company. The Company received consideration of $186 in the form of cash and recaptured policyholder reserves of $838. The transaction resulted in a pre-tax loss of $652 which was included in the Statements of Operations.

In January 2018, Scottish Re Group announced a sale and restructuring plan and commenced Chapter 11 (reorganization) procedures for some of its subsidiaries. In December 2018, the Delaware Department of Insurance began oversight procedures of Scottish Re (U.S.), Inc. (SRUS), with whom the Company is a counterparty for some of its reinsurance activities. SRUS was ordered into receivership for the purposes of rehabilitation on March 6, 2019. On May 16, 2019, the IID suspended the certificate of authority for SRUS but later clarified that reserve credit could be taken on reinsurance agreements entered into prior to the revocation date if a recovery analysis could be illustrated. The Company concluded it could not support a favorable recovery analysis and therefore did not take statutory reserve credit in its year-end 2022 financial statements. A loss contingency allowance was also established for the doubtful recoveries of billed and unbilled claims in the amount of $125 as of December 31, 2022. On July 19, 2023, a Motion for Liquidation of SRUS was granted, resulting in any related treaty coverage ending on September 30, 2023. The Company does not believe sufficient information is available at this time to be able to reasonably estimate any potential loss and has therefore reversed the previously established loss contingency allowance and reported gross receivables on billed and unbilled claims of $158 and $260 as of December 31, 2024, respectively, all of which have been fully non- admitted.

79

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

8.	Income Taxes

The net deferred income tax asset at December 31, 2024 and 2023 and the change from the prior year are comprised of the following components:

	December 31, 2024
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$2,399	$209	$2,608
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	2,399	209	2,608
Deferred Tax Assets Nonadmitted	1,037	—	1,037

Subtotal (Net Deferred Tax Assets)	1,362	209	1,571
Deferred Tax Liabilities	527	271	798

Net Admitted Deferred Tax Assets (Liabilities)	$835	$(62)	$773

	December 31, 2023
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$2,492	$202	$2,694
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	2,492	202	2,694
Deferred Tax Assets Nonadmitted	1,023	—	1,023

Subtotal (Net Deferred Tax Assets)	1,469	202	1,671
Deferred Tax Liabilities	628	271	899

Net Admitted Deferred Tax Assets (Liabilities)	$841	$(69)	$772

	Ordinary	Change Capital	Total

Gross Deferred Tax Assets	$(93)	$7	$(86)
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	(93)	7	(86)
Deferred Tax Assets Nonadmitted	14	—	14

Subtotal (Net Deferred Tax Assets)	(107)	7	(100)
Deferred Tax Liabilities	(101)	—	(101)

Net Admitted Deferred Tax Assets (Liabilities)	$(6)	$7	$1

The Company recognized all of its deferred tax liabilities as of December 31, 2024 and 2023.

80

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2024	2023	Change

Deferred Tax Assets:
Ordinary
Policyholder reserves	$515	$777	$(262)
Investments	226	237	(11)
Deferred acquisition costs	721	699	22
Policyholder dividends accrual	6	5	1
Compensation and benefits accrual	43	42	1
Receivables - nonadmitted	136	143	(7)
Net operating loss carry-forward	331	171	160
Tax credit carry-forward	340	319	21
Other	81	99	(18)

Subtotal	2,399	2,492	(93)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	1,037	1,023	14

Admitted ordinary deferred tax assets	1,362	1,469	(107)
Capital
Investments	187	202	(15)
Net capital loss carry-forward	22	—	22
Other	—	—	—

Subtotal	209	202	7
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	209	202	7

Admitted deferred tax assets	$1,571	$1,671	$(100)

	Year Ended December 31
	2024	2023	Change

Deferred Tax Liabilities:
Ordinary
Investments	$444	$463	$(19)
Policyholder reserves	68	146	(78)
Other	15	19	(4)

Subtotal	527	628	(101)
Capital
Investments	271	271	—
Other	—	—	—

Subtotal	271	271	—

Deferred tax liabilities	798	899	(101)

Net admitted deferred tax assets (liabilities)	$773	$772	$1

81

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As a result of the 2017 Tax Cuts and Jobs Act, the Company’s tax reserve deductible temporary difference decreased by ($396). This change results in an offsetting $396 deductible temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

The Inflation Reduction Act was enacted during the third quarter 2022 reporting period on August 16, 2022. The act included a provision which subjects high earning corporate taxpayers to the Corporate Alternative Minimum Tax (CAMT). The Company is part of an affiliated group that determined it was a nonapplicable reporting entity for CAMT in 2024 or 2023. The Company has not included any impacts of the CAMT in the financial statements as of December 31, 2024.

As discussed in Note 2, for the years ended December 31, 2024 and 2023, the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

	December 31, 2024
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	749	24	773
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	1,008	32	1,040
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	773
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	613	185	798

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,362	$209	$1,571

82

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2023
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	736	36	772
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	986	48	1,034
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	772
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	733	166	899

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,469	$202	$1,671

		Change
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	13	(12)	1
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	22	(16)	6
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	1
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(120)	19	(101)

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(107)	$7	$(100)

83

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2024	2023

Ratio Percentage Used To Determine Recovery

Period and Threshold Limitation Amount	744%	722%

Amount of Adjusted Capital and Surplus Used To
Determine Recovery Period and Threshold

Limitation in 2(b)2 Above	$5,152	$5,146

The impact of tax planning strategies at December 31, 2024 and 2023 was as follows:

	December 31, 2024
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	2%	0%	2%

	December 31, 2023
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	13%	0%	13%

The Company’s tax planning strategies include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2024	2023	Change

Current Income Tax

Federal	$(59)	$75	$(134)

Subtotal	(59)	75	(134)
Federal income tax on net capital gains	—	(106)	106

Federal and foreign income taxes incurred	$(59)	$(31)	$(28)

84

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Year Ended December 31
	2023	2022	Change

Current Income Tax

Federal	$75	$(80)	$155

Subtotal	75	(80)	155
Federal income tax on net capital gains	(106)	(45)	(61)

Federal and foreign income taxes incurred	$(31)	$(125)	$94

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2024	2023	2022

Current income taxes incurred	$(59)	$(31)	$(125)

Change in deferred income taxes	5	(149)	(702)
(without tax on unrealized gains and losses)

Total income tax reported	$(54)	$(180)	$(827)

Income before taxes	$751	$312	$(3,207)
Federal statutory tax rate	21.00%	21.00%	21.00%

Expected income tax expense (benefit) at statutory rate	$158	$66	$(673)

Increase (decrease) in actual tax reported resulting from:

Pre-tax income of disregarded subsidiaries	$11	$6	$24
Dividends received deduction	(128)	(127)	(98)
Tax-exempt income	(4)	(4)	(3)
Nondeductible expenses	5	3	5
Pre-tax items reported net of tax	(52)	(97)	(201)
Tax credits	(27)	(21)	(29)
Prior period tax return adjustment	24	(18)	22
Change in statutory valuation allowance	—	—	(11)
Deferred tax change on other items in surplus	(38)	13	140
Other	(3)	(1)	(3)

Total income tax reported	$(54)	$(180)	$(827)

The Company’s federal income tax return is consolidated with other includible affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s

85

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service (IRS). A tax return has not been filed for 2024.

The amounts, origination dates and expiration dates of operating loss and tax credit carryforwards available for tax purposes:

Description	Amount	Origination Dates	Expiration Dates

Operating Loss	$637	12/31/2022	N/A
Operating Loss	940	12/31/2024	N/A

Operating Loss Total	$1,577

Foreign Tax Credit	$5	12/31/2021	12/31/2031
Foreign Tax Credit	13	12/31/2022	12/31/2032
Foreign Tax Credit	13	12/31/2024	12/31/2034

Foreign Tax Credit Total	$31

General Business Credit	$20	12/31/2009	12/31/2029
General Business Credit	26	12/31/2011	12/31/2031
General Business Credit	32	12/31/2012	12/31/2032
General Business Credit	40	12/31/2013	12/31/2033
General Business Credit	25	12/31/2014	12/31/2034
General Business Credit	56	12/31/2015	12/31/2035
General Business Credit	7	12/31/2016	12/31/2036
General Business Credit	9	12/31/2017	12/31/2037
General Business Credit	6	12/31/2018	12/31/2038
General Business Credit	8	12/31/2019	12/31/2039
General Business Credit	14	12/31/2020	12/31/2040
General Business Credit	17	12/31/2021	12/31/2041
General Business Credit	19	12/31/2022	12/31/2042
General Business Credit	16	12/31/2023	12/31/2043
General Business Credit	14	12/31/2024	12/31/2044

General Business Credit Total	$309

The Company has net capital loss carryforwards which expire as follows: 2029, $103.

The Company did not have any income tax expense available for recoupment in the event of future losses for December 31, 2024, 2023 and 2022.

The Company did not have any deposits admitted under Internal Revenue Code Section 6603 for December 31, 2024 and 2023.

86

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The total amount of the unrecognized tax benefits that if recognized would affect the effective income tax rate:

Unrecognized Tax Benefits
Balance at January 1, 2023	$18
Tax positions taken during prior period	—

Balance at December 31, 2023	$18
Tax positions taken during prior period	—

Balance at December 31, 2024	$18

The Company is not subject to the repatriation transition tax.

The Company did not have any alternative minimum tax credit carryovers as of December 31, 2024 and 2023.

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the Balance Sheets as income taxes includes the following:

	Interest	Penalties	Total payable (receivable)

Balance at January 1, 2022	$1	$—	$1
Interest expense (benefit)	1	—	1
Cash received (paid)	—	—	—

Balance at December 31, 2022	$2	$—	$2
Interest expense (benefit)	2	—	2
Cash received (paid)	(1)	—	(1)

Balance at December 31, 2023	$3	$—	$3
Interest expense (benefit)	1	—	1
Cash received (paid)	(2)	—	(2)

Balance at December 31, 2024	$2	$—	$2

The IRS completed its examination for 2009 through 2013 for which is currently at appeals with a refund pending Joint Committee on Taxation approval. The IRS opened an exam for the 2014 through 2018 amended tax returns. Federal income tax returns filed in 2019, 2021 through 2023 remain open, subject to potential future examination. The statute of limitations for all other tax years have been closed. The Company believes there are adequate defenses against, or sufficient provisions established related to any open or contested tax positions.

9.	Capital and Surplus

The Company has authorized 1,000,000 common stock shares at $10 per share par value, of which 676,190 shares were issued and outstanding at December 31, 2024 and 2023.

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends and other distributions to its parent companies. Total distributions, within the preceding 12-month period, are generally limited to the greater of (a) 10 percent of surplus as regards to policyholders as of the preceding December 31, or (b) statutory net gain from operations for the

87

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

preceding year. Dividend payments are further limited by the availability of unassigned funds at the time of the payment. Iowa law grants the Commissioner authority to approve, or in some cases non-disapprove, distributions requested in excess of these limitations.

On December 21, 2022, the Company purchased 250,000 shares of TBRe to become its sole shareholder. TBRe received additional capital contributions from the Company of $490 and $10 on December 29, 2023 and December 21, 2022, respectively.

On December 19, 2024, the Company paid an ordinary common stock dividend of $150 to CGC.

On June 20, 2024, the Company paid an ordinary common stock dividend of $265 to CGC.

On December 14, 2023, the Company paid an ordinary common stock dividend of $300 to CGC.

On November 9, 2023, the Company received a return of capital of $267 from TLB.

On September 29, 2023, the Company paid an ordinary common stock dividend of $200 to CGC.

On June 21, 2023, the Company paid an ordinary common stock dividend of $300 to CGC.

On March 30, 2023, the Company paid an ordinary common stock dividend of $58 to CGC.

On December 15, 2022, the Company paid an ordinary common stock dividend of $275 to CGC.

On June 30, 2022, the Company received a return of contributed surplus of $165 from LIICA Re II.

On June 21, 2022, the Company paid an ordinary common stock dividend of $150 to CGC.

On March 29 2022, the Company received a capital contribution of $100 from CGC.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2024 and 2023, the Company met the minimum RBC requirements.

The Company held special surplus funds in the amount of $883 and $445, as of December 31, 2024 and 2023, respectively, for derivatives hedging variable annuity guarantees as required under SSAP No. 108.

The Company held special surplus funds in the amount of $160 and $71, as of December 31, 2024 and 2023, respectively, for admitted disallowed IMR as required under INT 23-01.

88

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

10.	Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2024 and 2023, respectively, securities with a fair value of $1,394 and $1,967 were on loan under securities lending agreements. At December 31, 2024 and 2023, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $1,667 and $2,292 at December 31, 2024 and 2023, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value
	2024	2023

Open	$1,667	$2,292

Total collateral received	$1,667	$2,292

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	2024		2023
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$130	$130	$105	$105
30 days or less	658	658	938	938
31 to 60 days	263	263	562	562
61 to 90 days	318	318	84	84
91 to 120 days	105	105	296	296
121 to 180 days	150	150	307	307
181 to 365 days	43	43	—	—

Total	1,667	1,667	2,292	2,292
Securities received	—	—	—	—

Total collateral reinvested	$1,667	$1,667	$2,292	$2,292

89

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $1,671 (fair value of $1,667) that are currently tradable securities that could be sold and used to pay for the $1,667 in collateral calls that could come due under a worst-case scenario.

11.	Retirement and Compensation Plans

Defined	Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by Transamerica Corporation (TA Corp) which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will contribute an amount up to four percent of the participant’s eligible earnings per the plan’s matching formula. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974 (ERISA), as amended. Benefits expense of $21, $18 and $18 was allocated to the Company for the years ended December 31, 2024, 2023 and 2022, respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on the employee’s eligible compensation. The plan provides benefits based on a cash balance formula. The plan is subject to the reporting and disclosure requirements of the ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory. The benefits are based on the employee’s eligible compensation. The plans provide benefits based on a cash balance formula. The plans are unfunded and nonqualified under the IRS Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $13, $11 and $17 for the years ended December 31, 2024, 2023 and 2022, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plans. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating

90

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

companies based on IAS 19 and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses was $2, $4 and $4 for the years ended December 31, 2024, 2023 and 2022, respectively.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2024, 2023 and 2022 was insignificant.

12.	Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a shared services and cost sharing agreement among and between the Transamerica companies, under which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. Effective August 1, 2020, the Company, and an affiliate, Transamerica Financial Life Insurance Company (TFLIC), entered into a Shared Services and Cost Sharing Agreement for both parties to provide accounting, administrative, and other advisory services in accordance with the agreement. The agreement, filed and approved by the IID, replaces prior agreements between the entities. The amount received by the Company as a result of being a party to these agreements was $1,083, $621 and $564 during 2024, 2023 and 2022, respectively. The amount paid as a result of being a party to these agreements was $647, $619 and $605 during 2024, 2023 and 2022, respectively. Fees charged between affiliates approximate their cost.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and advisor for the Company’s mortgage loan operations. The Company paid $29, $30 and $31 for these services during 2024, 2023 and 2022, respectively.

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The Company paid $98, $98 and $89 for these services during 2024, 2023 and 2022, respectively.

The Company has an administration service agreement with Transamerica Asset Management to provide administrative services to the Transamerica Series Trust. The Company received $119, $115 and $130 for these services during 2024, 2023 and 2022, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $23, $10 and $6 for the years ended December 31, 2024, 2023 and 2022, respectively.

Receivables from (payables to) affiliates and intercompany borrowings bear interest at the thirty- day commercial paper rate. During 2024, 2023 and 2022, the Company received (paid) net

91

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

interest of ($28), ($21) and ($5) from (to) affiliates, respectively. At December 31, 2024 and 2023, respectively, the Company reported net receivables (payables) from (to) affiliates of $239 and $629. Terms of settlement require that these amounts are settled within 90 days of quarter- end per the requirements of SSAP No. 25, Affiliates and Other Related Parties.

At December 31, 2024, the Company had short-term intercompany notes receivables of $550 as follows:

Receivable from	Amount	Due By	Interest Rate
TA Corp	$275	March 27, 2025	5.33%
TA Corp	25	April 26, 2025	5.33
TA Corp	75	June 21, 2025	5.30
TA Corp	75	June 25, 2025	5.30
ULI Funding LLC	100	December 30, 2025	4.70

At December 31, 2023, the Company had short-term intercompany notes receivables of $350 as follows:

Receivable from	Amount	Due By	Interest Rate
TA Corp	$175	March 27, 2024	4.61%
TA Corp	75	June 21, 2024	5.15
ULI Funding LLC	100	December 30, 2024	5.29

At December 31, 2024 and 2023, the Company had no short-term intercompany notes payable.

92

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company utilizes the look-through approach in valuing its investment in the following entities.

Book Adjusted Carrying Value
Real Estate Alternatives Portfolio 2, LLC	$—
Real Estate Alternatives Portfolio 3, LLC	13
Real Estate Alternatives Portfolio 4 HR, LLC	221
Real Estate Alternatives Portfolio 4 MR, LLC	7
Aegon Workforce Housing Fund 2, L.P.	177
Aegon Workforce Housing Fund 3, L.P.	15
Natural Resources Alternatives Portfolio I, LLC	271
Natural Resources Alternatives Portfolio II, LLC	171
Natural Resources Alternatives Portfolio 3, LLC	246
TA Private Equity Assets LLC	329
Zero Beta Fund, LLC	5
TA-APOP I, LLC	206
TA-APOP I-A, LLC	66

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

93

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, Balance Sheets value (admitted and nonadmitted) and the NAIC responses for the SCA filings as of December 31, 2024 and 2023:

December 31, 2024
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group, Inc.	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	—	—	—
Transamerica Asset Management, Inc.	77	149	149	—
Transamerica Fund Services, Inc.	44	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$149	$149	$—

SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	100%	$434	$434	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$434	$434	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$583	$583	$—

Aggregate Total	XXX	$583	$583	$—

94

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2023
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group, Inc.	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	—	—	—
Transamerica Asset Management, Inc.	77	136	136	—
Transamerica Fund Services, Inc.	44	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$136	$136	$—

SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	100%	$415	$415	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$415	$415	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$551	$551	$—

Aggregate Total	XXX	$551	$551	$—

95

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2024

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—	—	—	I
AEGON Financial Services Group, Inc.	NA		—	—	—	I
Garnet Assurance Corporation	NA		—	—	—	I
Garnet Assurance Corporation III	NA		—	—	—	I
Life Investors Alliance LLC	NA		—	—	—	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		—	—	—	I
Transamerica Asset Management, Inc.	S2	11/4/2024	136	Y	N	I
Transamerica Fund Services, Inc.	NA			—	—	I

Total SSAP No. 97 8b(iii) Entities	—	—	$136	—	—	—

SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	S2	11/4/2024	$502	Y	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$502	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$638	—	—	—

Aggregate Total	—	—	$638	—	—	—

*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing

** I - Immaterial or M - Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

96

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2023

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Received Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code **
SSAP No. 97 8a Entities
None			$—	—	—	—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—	—	—	—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—	—	—	I
AEGON Financial Services Group, Inc.	NA		—	—	—	I
Garnet Assurance Corporation	NA		—	—	—	I
Garnet Assurance Corporation III	NA		—	—	—	I
Life Investors Alliance LLC	NA		—	—	—	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		—	—	—	I
Transamerica Asset Management, Inc.	S2	10/25/2023	124	Y	N	I
Transamerica Fund Services, Inc.	NA		—	—	—	I

Total SSAP No. 97 8b(iii) Entities	—	—	$124	—	—	—

SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	NA		$—	—	—	I

Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$124	—	—	—

Aggregate Total	—	—	$124	—	—	—

*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing

** I - Immaterial or M - Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

The Company reports an investment in the following insurance SCAs for which the reported statutory equity reflects a departure from NAIC SAP. Each of the insurance SCAs listed in the table below reflects an admitted asset, equal to the value of the excess of loss reinsurance asset provided by an unaffiliated company, whereas this would not be an admitted asset recognized by SSAP No. 4, Assets and Non Admitted Assets.

LIICA Re II	Excess of loss reinsurance asset
TPRe	Excess of loss reinsurance asset

97

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company has two Limited Purpose Subsidiaries (LPS) with prescribed practices whereby under Iowa Administrative Code 191-99.11(3), the LPS are entitled to admit the following assets that would not be admissible under the NAIC SAP:

TORI	Credit linked note
TLIC Watertree Reinsurance, Inc. (TWRI)	Excess of loss reinsurance asset

The monetary effect on net income and surplus as a result of using an accounting practice that differed from NAIC SAP, the amount of the investment in the insurance SCA per reported statutory equity, and amount of the investment if the insurance SCA has completed statutory financial statements in accordance with the NAIC SAP. The SCAs are valued in the Company’s financial statements at zero in accordance with SSAP No. 97.

	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity (Investments in Insurance SCA Entities)	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Reported Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*
LIICA Re II	$—	$(1,639)	$260	$—
TPRe	—	(1,385)	235	—
TORI	—	(3,257)	1,032	—
TWRI	—	(1,359)	665	—

*Per AP&P Manual (without permitted or prescribed practices)

Had the above SCA entities not been permitted to recognize the excess of loss reinsurance assets or the credit linked note as admitted assets in the financial statements, the risk-based capital would have been below the control level which would have triggered a regulatory event.

Information regarding the Company’s affiliated reinsurance transactions is available in Note 7.

Information regarding the Company’s affiliated guarantees is available in Note 14.

13. Managing General Agents and Third-Party Administrators

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation. There were no MGA’s/TPA’s that wrote premiums in excess of 5% of the Company’s surplus.

14. Commitments and Contingencies

At December 31, 2024 and 2023, the Company has mortgage loan commitments of $179 and $437, respectively.

98

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company has commitments of $812 and $904, as of December 31, 2024 and 2023, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $2 and $2, respectively.

The Company leases office buildings and equipment under various non-cancelable operating lease agreements. Rental expense for the years 2024 and 2023 was $13 and $11, respectively.

Private placement commitments outstanding as of December 31, 2024 and 2023 were $238 and $90, respectively.

The Company did not sell any “to-be-announced” (TBA) securities as of December 31, 2024 and 2023.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2024 and 2023, respectively, was $466 and $361.

At December 31, 2024 and 2023, securities in the amount of $114 and $87, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s Balance Sheets as the Company does not have the ability to sell or repledge the collateral.

99

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table provides the nature and circumstances of guarantee as of December 31, 2024 and 2023:

Nature and Circumstances of Guarantee	Liability Recognition of Guarantee	Ultimate Financial Statement Impact if Action Under the Guarantee is Required	Maximum Potential Amount of Future Payments (Undiscounted) the Guarantor Could be Required to Make Under the Guarantee	Current Status of Payment or Performance Risk of Guarantees

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships. Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years.	$ —	Payment would impact Investment Expenses, which will ultimately roll up to Net investment income.	$ —	No payments required as of December 31, 2024. Current assessment of risk of making payments under guarantees is remote.

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB’s solvency at all times so as to enable TLB to promptly meet its obligations and liabilities. If at any time the value of TLB’s assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency. An acceptable level of solvency is net assets at one hundred and fifty percent of the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation.	Exempt. Guarantee is on behalf of a wholly owned subsidiary.	None. Capital contributions to wholly owned subsidiaries would not affect the Company’s financial position.	Unlimited	None pending as of December 31, 2024. The current assessment of risk of making payments under these guarantees is remote.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of S&P’s Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum operating leverage ratio of 20 times. The Company can terminate this agreement upon thirty days written notice, but not until TLB attains a rating from S&P’s the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than the Company’s then current rating or AA, whichever is lower.	Exempt. Guarantee is on behalf of a wholly owned subsidiary.	None. Capital contributions to wholly owned subsidiaries would not affect the Company’s financial position.	Unlimited	None pending as of December 31, 2024. The current assessment of risk of making payments under these guarantees is remote.

The Company has provided a guarantee to TLB’s Singapore Branch policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim.	Exempt. Guarantee is on behalf of a wholly owned subsidiary.	None. Capital contributions to wholly owned subsidiaries would not affect the Company’s financial position.	140	None pending as of December 31, 2024. The current assessment of risk of making payments under these guarantees is remote.

The Company has provided a guarantee to TLB’s Hong Kong Branch policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim.	Exempt. Guarantee is on behalf of a wholly owned subsidiary.	None. Capital contributions to wholly owned subsidiaries would not affect the Company’s financial position.	128	None pending as of December 31, 2024. The current assessment of risk of making payments under these guarantees is remote.

Total	$ —		$ 268

100

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2024 and 2023:

			December 31
		2024		2023

Aggregate maximum potential of future payments of all guarantees (undiscounted)	$		268	$238

Current liability recognized in financial statements:
Noncontingent liabilities			—	—

Contingent liabilities			—	—

Ultimate financial statement impact if action required:
Investments in SCA			268	238
Other			—	—

Total impact if action required	$		268	$238

During 2019, the Company entered into an agreement with AURA, LLC to commit to purchase certain tax credit investments up to a maximum of $100,000. Under the terms of the agreement, the Company provides certain commitments to purchase tax credit investments that are part of tax credit funds in the event certain conditions are met. The Company acquired one tax credit investments during 2024 or 2023 under this agreement. As of December 31, 2024 and 2023, there is $48 and $24 committed to these purchases.

The Company is a member of the FHLB of Des Moines. Through its membership, the Company establishes the option to access funds through secured borrowing arrangements with the FHLB. It is part of the Company’s strategy to utilize these funds for asset and liability management and other strategic initiatives. The Company has determined the actual/estimated long-term maximum borrowing capacity as $5,320 and $5,601 at December 31, 2024 and 2023, respectively. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

101

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2024 and 2023, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2024	2023

Membership Stock:
Class A	$—	$—
Class B	10	10
Activity Stock	68	78
Excess Stock	—	—

Total	$78	$88

At December 31, 2024 and 2023, membership stock (Class A and B) eligible for redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2024
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10

Total	$—	$—	$—	$10

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2023
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10

Total	$—	$—	$—	$10

At December 31, 2024 and 2023, the amount of collateral pledged and the maximum amount pledged to the FHLB was as follows:

	Fair Value	Carry Value

December 31, 2024
Total Collateral Pledged	$3,433	$3,956
Maximum Collateral Pledged	3,995	4,603

	Fair Value	Carry Value

December 31, 2023
Total Collateral Pledged	$3,452	$3,937
Maximum Collateral Pledged	4,803	5,290

102

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2024 and 2023, the borrowings from the FHLB were as follows:

	December 31,
	2024	2023

	General	General
	Account	Account

Debt [1]	$1,500	$1,725

Total	$1,500	$1,725

[1]	The maximum amount of borrowing during 2024 and 2023 was $1,725 and $2,300, respectively.

As of December 31, 2024, the weighted average interest rate on FHLB advances was 4.415% with a weighted average term of 0.9 years. As of December 31, 2023, the weighted average interest rate on FHLB advances was 4.627% with a weighted average term of 2.0 years.

At December 31, 2024 and 2023, the borrowings from the FHLB were not subject to prepayment penalties.

The Company has issued synthetic GIC primarily to tax-qualified institutional entities such as 401(k) plans and other retirement plans and college savings plans with a book value totaling $32,000 and $50,150 as of December 31, 2024 and 2023, respectively. In a synthetic GIC, the Company generally guarantees book value withdrawals by plan participants from plan-owned assets by paying the difference between book value and the fair value of those assets in the event the book value exceeds fair value upon termination. The Company mitigates the related investment risk through certain contractual provisions and approval of the investment guidelines applicable to the plan-owned assets. Funding requirements to date have been minimal and management does not anticipate future funding requirements having a material financial impact. As of December 31, 2024 and 2023, the related reserves are $0 and $2, respectively.

The Company may be a party to legal proceedings involving a variety of issues incidental to its business, including class action lawsuits. Lawsuits may be brought in any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not material to the Company’s financial position.

The Company was named in two class actions relating to increases in monthly deduction rates (MDR) on universal life products in 2015 to 2016 and 2017 to 2018, respectively, as well as several individual lawsuits. The Company settled these two class actions, one in March 2019 and one in June 2021. All remaining exposures were settled during the first quarter of 2024, therefore the Company held no provision for this class action at December 31, 2024.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders

103

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s Balance Sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $14 and $8 and an offsetting premium tax benefit $9 and $6 at December 31, 2024 and 2023, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $10, $0 and $3 for the years ended December 31, 2024, 2023 and 2022, respectively.

15.  Sales, Transfers, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company is party to municipal repurchase agreements which were established via bilateral trades and accounted for as secured borrowings. For municipal repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework. The Company’s liquidity position is monitored constantly, and factors heavily in the management of the asset portfolio. Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly. The results of these projections on time horizons ranging from 16 months to 24 months are the basis for the near-term liquidity planning. This liquidity model excludes new business (non applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required. Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

104

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information on the securities sold under the municipal repurchase agreements for four quarters of 2024 and 2023:

December 31, 2024

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$315
Fair Value	$200	$266	$323	$320
Ending Balance
BACV	XXX	XXX	XXX	$306
Fair Value	$200	$266	$323	$308

December 31, 2023
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$685
Fair Value	$273	$249	$662	$623
Ending Balance
BACV	XXX	XXX	XXX	$156
Fair Value	$198	$249	$662	$157

		2024			2023

	NAIC 1	NAIC 2	Total	NAIC 1	NAIC 2	Total

Bonds - BACV	$ 257	$49	$306	$143	$13	$156
Bonds - FV	259	50	309	144	13	157

These securities have maturity dates that range from February 15, 2025 to November 1, 2066.

The following table provides information on the cash collateral received and liability to return collateral under the municipal repurchase agreements for four quarters of 2024 and 2023:

December 31, 2024

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
Cash	$154	$197	$221	$113
Ending Balance (1)
Cash	$154	$197	$80	$113

(1)	The remaining collateral held was greater than 90 days from contractual maturity.

105

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2023
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount Cash	$147	$186	$536	$508
Ending Balance (1) Cash	$147	$186	$536	$110

(1)	The remaining collateral held was greater than 90 days from contractual maturity.

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2024, the Company had no dollar repurchase agreements. At December 31, 2023, the Company had dollar repurchase agreements outstanding in the amount of $11, which is included in borrowed money on the Balance Sheets. Those amounts included no accrued interest at December 31, 2023. At December 31, 2023, securities with a book value of $11 and a fair value of $11 were subject to dollar repurchase agreements. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction’s scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value

	2024	2023

Open	$—	$11
Securities received	—	—

Total collateral received	$—	$11

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The Company sold and reacquired one security with an NAIC designation 3 or below within 30 days of the sale date resulting in an insignificant amount during 2024.

16.	Subsequent Events

The financial statements are adjusted to reflect events that occurred between the Balance Sheets date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the Balance Sheets date (Type I). Events that are indicative of conditions that arose after the Balance Sheets date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2024 through April 11, 2025.

106

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2024
Entity Name	FEIN
Transamerica Corporation	42-1484983
AEGON Asset Management Services Inc	39-1884868
AEGON Direct Marketing Services Inc	42-1470697
AEGON Financial Services Group Inc	41-1479568
AEGON Institutional Markets Inc	61-1085329
AEGON Management Company	35-1113520
AEGON USA Real Estate Services Inc	61-1098396
AEGON USA Realty Advisors of CA	20-5023693
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Ironwood Re Corp	47-1703149
LIICA RE II	20-5927773
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Stonebridge Benefit Services Inc	75-2548428
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Watertree Reinsurance, Inc.	81-3715574
Transamerica Affordable Housing Inc	94-3252196
Transamerica Asset Management	59-3403585
Transamerica Bermuda Re, Ltd	98-1701849
Transamerica Capital Inc	95-3141953
Transamerica Casualty Insurance Company	31-4423946
Transamerica Corporation (OREGON)	98-6021219

107

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2024
Entity Name	FEIN
Transamerica Finance Corporation	95-1077235
Transamerica Financial Advisors	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Investors Securities Corp	13-3696753
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Re, Inc.	85-1028131
Transamerica Resources Inc	52-1525601
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Trust Company	42-0947998
United Financial Services Inc	52-1263786
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

108

Statutory-Basis Financial

Statement Schedules

109

Report of Independent Auditors

The Board of Directors

Transamerica Life Insurance Company

We have audited the statutory-basis financial statements of Transamerica Life Insurance Company (the Company) as of December 31, 2024 and for the year then ended, and have issued our report thereon dated April 10, 2025. Our audit of the statutory-basis financial statements included the financial statement supplementary information, which includes Schedule I Summary of Investments – Other Than Investments in Related Parties, Schedule III – Supplementary Insurance Information, and Schedule IV - Reinsurance (the “supplementary information”). These schedules are the responsibility of Transamerica Life Insurance Company’s management. Our responsibility is to express an opinion on Transamerica Life Insurance Company’s supplementary information based on our audit.

In our opinion, the supplementary information present fairly, in all material respects, the information set forth therein when considered in conjunction with the statutory-basis financial statements.

/s/ Ernst & Young LLP

Philadelphia, PA

April 10, 2025

110

Transamerica Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Millions)

December 31, 2024

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities

Bonds:

United States government and government agencies and authorities	$ 4,442	$ 3,904	$ 5,188

States, municipalities and political subdivisions	2,393	1,954	2,393

Foreign governments	808	710	808

Hybrid securities	230	230	230

All other corporate bonds	40,974	37,742	40,897

Preferred stocks	45	44	44

Total fixed maturities	48,892	44,584	49,560

Equity securities

Common stocks:

Industrial, miscellaneous and all other	88	90	90

Total equity securities	88	90	90

Mortgage loans on real estate	8,885		8,885

Real estate	39		39

Policy loans	2,239		2,239

Other long-term investments	1,201		1,201

Receivable for securities	10		10

Receivable for derivative cash collateral posted to counterparty	466		466

Securities lending	1,667		1,667

Cash, cash equivalents and short-term investments	1,394		1,394

Total investments	$ 64,881		$ 65,551

(1)	Equity securities are reported at original cost. Fixed maturities are reported at original cost reduced by repayments and adjusted for amortization of premiums and accrual of discounts.

(2)	Bonds of $30 are held at fair value rather than amortized cost. Preferred stock of $43 are held at fair value.

111

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*

Year ended December 31, 2024
Individual life	$ 30,043	$ —	$ 576	$ 3,384	$ 1,923	$ 4,860	$ 1,410
Individual health	6,304	100	306	625	391	943	196
Group life and health	2,404	17	130	833	158	517	345
Annuity	14,816	—	36	13,842	1,211	19,311	(5,173)

	$ 53,567	$ 117	$ 1,048	$ 18,684	$ 3,683	$ 25,631	$ (3,222)

Year ended December 31, 2023
Individual life	$ 29,961	$ —	$493	$ 2,410	$ 1,882	$ 2,870	$ 1,808
Individual health	6,083	105	317	665	382	807	221
Group life and health	2,455	19	124	788	134	520	370
Annuity	13,873	—	49	5,653	1,199	10,215	(4,060)

	$ 52,372	$ 124	$ 983	$ 9,516	$ 3,597	$ 14,412	$ (1,661)

Year ended December 31, 2022
Individual life	$ 30,960	$ —	$580	$ 8,576	$ 1,626	$ 9,716	$1,201
Individual health	5,993	112	327	710	406	822	226
Group life and health	2,469	21	128	806	170	509	360
Annuity	18,401	—	63	9,721	1,095	21,481	(10,034)

	$ 57,823	$ 133	$ 1,098	$ 19,813	$ 3,297	$ 32,528	$ (8,247)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

112

Transamerica Life Insurance Company

Reinsurance

(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net

Year ended December 31, 2024
Life insurance in force	$ 805,576	$ 494,708	$ 234,794	$ 545,662	43%

Premiums:
Individual life	$ 4,495	$ 1,971	$ 860	$ 3,384	25%
Individual health	673	53	5	625	1
Group life and health	886	54	1	833	0
Annuity	13,853	16	5	13,842	0

	$ 19,907	$ 2,094	$ 871	$ 18,684	5%

Year ended December 31, 2023
Life insurance in force	$ 798,119	$ 540,679	$ 262,185	$ 519,625	50%

Premiums:
Individual life	$ 4,598	$ 3,029	$ 841	$ 2,410	35%
Individual health	717	58	6	665	1
Group life and health	898	112	2	788	0
Annuity	10,049	4,403	7	5,653	0

	$ 16,262	$ 7,602	$ 856	$ 9,516	9%

Year ended December 31, 2022
Life insurance in force	$ 776,124	$ 616,800	$ 319,443	$ 478,767	67%

Premiums:
Individual life	$ 4,547	$ 2,316	$ 6,345	$ 8,576	74%
Individual health	758	60	12	710	2
Group life and health	927	135	14	806	2
Annuity	9,725	16	12	9,721	0

	$ 15,957	$ 2,527	$ 6,383	$ 19,813	32%

113

FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Financial Life Insurance Company

Years Ended December 31, 2024, 2023 and 2022

Transamerica Financial Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2024, 2023 and 2022

Contents

Report of Independent Auditors	1

Audited Financial Statements

Balance Sheets – Statutory Basis	6
Statements of Operations – Statutory Basis	7
Statements of Changes in Capital and Surplus – Statutory Basis	8
Statements of Cash Flow – Statutory Basis	10

Notes to Financial Statements – Statutory Basis
1. Organization and Nature of Business	11
2. Basis of Presentation and Summary of Significant Accounting Policies	11
3. Accounting Changes and Correction of Errors	25
4. Fair Values of Financial Instruments	26
5. Investments	35
6. Policy and Contract Attributes	52
7. Reinsurance	68
8. Income Taxes	69
9. Capital and Surplus	76
10. Securities Lending	77
11. Retirement and Compensation Plans	78
12. Related Party Transactions	79
13. Managing General Agents and Third-Party Administrators	84
14. Commitments and Contingencies	84
15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities	86
16. Subsequent Events	87

Appendix A – Listing of Affiliated Companies	88

Statutory-Basis Financial Statement Schedules	90

Report of Independent Auditors	91

Summary of Investments – Other Than Investments in Related Parties	92
Supplementary Insurance Information	93
Reinsurance	94

Report of Independent Auditors

The Board of Directors

Transamerica Financial Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of Transamerica Financial Life Insurance Company (the Company), which comprise the balance sheet as of December 31, 2024, and the related statements of operations, changes in capital and surplus and cash flows for the year then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2024, or the results of its operations or its cash flows for the year then ended.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

1

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Report of Other Auditors on 2023 and 2022 Financial Statements

The statutory-basis financial statements of the Company for the years ended December 31, 2023 and 2022, were audited by another auditor who expressed an adverse opinion with respect to conformity with U.S. generally accepted accounting principles and an unmodified opinion with respect to conformity with accounting practices prescribed or permitted by the New York Department of Financial Services on those statements on April 11, 2024.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

2

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Philadelphia, PA

April 10, 2025

3

Report of Independent Auditors

To the Board of Directors of Transamerica Financial Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Transamerica Financial Life Insurance Company (the “Company”), which comprise the balance sheets – statutory basis as of December 31, 2023 and 2022, and the related statements of operations - statutory basis, of changes in capital and surplus - statutory basis, and of cash flow - statutory basis for each of the three years in the period ended December 31, 2023, including the related notes and summary of investments - other than investments in related parties at December 31, 2023, supplementary insurance information at December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021, and reinsurance at December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021 listed in the accompanying index (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2023 and 2022 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, www.pwc.com/us

4

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

April 11, 2024

5

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Millions)

	December 31
	2024	2023

Admitted assets
Cash, cash equivalents and short-term investments	$243	$1,247
Bonds	4,586	4,953
Preferred stocks	4	4
Common stocks	3	3
Mortgage loans on real estate	1,725	1,841
Policy loans	160	151
Securities lending reinvested collateral assets	301	321
Derivatives	21	39
Other invested assets	273	285

Total cash and invested assets	7,316	8,844

Accrued investment income	52	58
Premiums deferred and uncollected	6	8
Net deferred income tax asset	21	24
Other assets	45	14
Separate account assets	20,993	18,447

Total admitted assets	$28,433	$27,395

Liabilities and capital and surplus

Aggregate reserves for policies and contracts	$5,863	$6,173
Policy and contract claim reserves	32	37
Liability for deposit-type contracts	32	30
Transfers from separate accounts due or accrued	(65)	(65)
Asset valuation reserve	106	114
Interest maintenance reserve	—	4
Derivatives	43	59
Payable for collateral under securities loaned and other transactions	319	359
Borrowed money	—	20
Remittances and items not allocated	219	1,265
Other liabilities	60	42
Separate account liabilities	20,993	18,447

Total liabilities	27,602	26,485

Total capital and surplus	831	910

Total liabilities and capital and surplus	$28,433	$27,395

See accompanying notes.

6

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2024	2023	2022

Revenues
Premiums and annuity considerations	$5,047	$3,517	$5,185
Net investment income	310	330	333
Fee revenue and other income	254	238	250

Total revenue	5,611	4,085	5,768

Benefits and expenses
Death benefits	91	92	84
Annuity benefits	131	180	136
Accident and health benefits	72	69	58
Surrender benefits	4,867	3,902	10,801
Other benefits	14	11	9
Net increase (decrease) in reserves	(284)	(360)	(182)
Commissions	98	89	87
Net transfers to (from) separate accounts	209	(365)	(5,617)
General insurance expenses and other	175	153	144

Total benefits and expenses	5,373	3,771	5,520

Gain (loss) from operations before federal income taxes	238	314	248
Federal income tax (benefit) expense	15	24	1

Net gain (loss) from operations	223	290	247
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(87)	(100)	(179)

Net income (loss)	$136	$190	$68

See accompanying notes.

7

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at January 1, 2022	$2	$684	$15	$388	$1,089
Net income (loss)	—	—	—	68	68
Change in net unrealized capital gains/losses, net of taxes	—	—	—	(23)	(23)
Change in net deferred income tax asset	—	—	—	12	12
Change in nonadmitted assets	—	—	—	(26)	(26)
Change in reserve on account of change valuation basis	—	—	—	51	51
Change in asset valuation reserve	—	—	—	(2)	(2)
Dividends to stockholders	—	—	—	(300)	(300)
Other changes - net	—	—	(8)	(14)	(22)

Balance at December 31, 2022	$2	$684	$7	$154	$847
Net income (loss)	—	—	—	190	190
Change in net unrealized capital gains/losses, net of taxes	—	—	—	14	14
Change in net deferred income tax asset	—	—	—	1	1
Change in nonadmitted assets	—	—	—	6	6
Change in asset valuation reserve	—	—	—	(8)	(8)
Return of capital	—	(1)	—	—	(1)
Dividends to stockholders	—	—	—	(170)	(170)
Other changes - net	—	1	5	25	31

Balance at December 31, 2023	$2	$684	$12	$212	$910

Continued on next page.

8

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at December 31, 2023	$2	$684	$12	$212	$910
Net income (loss)	—	—	—	136	136
Change in net unrealized capital gains/losses, net of taxes	—	—	9	(26)	(17)
Change in nonadmitted assets	—	—	—	(4)	(4)
Change in asset valuation reserve	—	—	—	8	8
Return of capital	—	1	—	—	1
Dividends to stockholders	—	—	—	(200)	(200)
Other changes - net	—	(1)	2	(4)	(3)

Balance at December 31, 2024	$2	$684	$23	$122	$831

See accompanying notes.

9

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2024	2023	2022

Operating activities
Premiums and annuity considerations	$5,048	$3,518	$5,186
Net investment income	328	333	331
Other income	253	238	251
Benefit and loss related payments	(5,180)	(4,262)	(11,090)
Net transfers from separate accounts	(209)	395	5,605
Commissions and operating expenses	(275)	(240)	(234)
Federal income taxes (paid) received	(36)	(23)	(19)

Net cash provided by (used in) operating activities	$(71)	$(41)	$30

Investing activities
Proceeds from investments sold, matured or repaid	$717	$680	$1,040
Costs of investments acquired	(330)	(408)	(925)
Net change in policy loans	(10)	(7)	(7)

Net cash provided by (used in) investing activities	$377	$265	$108

Financing and miscellaneous activities
Capital and paid in surplus received (returned)	$(1)	$1	$—
Net deposits (withdrawals) on deposit-type contracts	2	1	(4)
Net change in borrowed money	(20)	—	—
Net change in payable for collateral under securities lending and other transactions	(40)	(104)	27
Other cash (applied) provided	(1,051)	1,090	1
Dividends to stockholders	(200)	(170)	(300)

Net cash provided by (used in) financing and miscellaneous activities	$(1,310)	$818	$(276)

Net increase (decrease) in cash, cash equivalents and short-term investments	(1,004)	1,042	(138)

Cash, cash equivalents and short-term investments:
Beginning of year	1,247	205	343

End of year	$243	$1,247	$205

See accompanying notes.

10

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Years Ended December 31, 2024, 2023 and 2022

1.	Organization and Nature of Business

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company domiciled in the State of New York and is owned by Transamerica Corporation (TA Corp). TA Corp is an indirect, wholly-owned subsidiary of Aegon Ltd., a holding company organized under the laws of Bermuda.

Nature of Business

The Company sells individual life insurance, including indexed universal life, whole life, term life, and final expense whole life. It also sells variable annuities and registered index-linked annuities (RILA). In addition, the Company offers supplemental health insurance, group life insurance, group annuity contracts and stable value solutions. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through a network of independent agents and broker-dealers, affiliated agencies, and financial institutions.

2.	Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services (NYDFS), which differ from accounting principles generally accepted in the United States of America (GAAP).

The NYDFS recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Commissioner of Insurance has the right to permit specific practices that deviate from prescribed practices.

The State of New York has adopted prescribed accounting practices that differ from the NAIC SAP related to the reported value of certain assets supporting the Company’s guaranteed and RILA separate accounts. As prescribed by Section 1414 of the New York Insurance Law, the Company is entitled to generally value these assets at amortized cost, whereas the assets would be required to be reported at fair value under Statement of Statutory Accounting Principles (SSAP) No. 56, Separate Accounts, of the NAIC SAP. There are no impacts to the Company’s income or surplus as a result of utilizing these prescribed practices.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

11

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the

12

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairments.

For GAAP, for debt securities classified as available-for-sale, management first assesses whether the Company has the intent to sell, or whether it is more likely than not it will be required to sell the security before the amortized cost basis is fully recovered. If either criterion is met, the amortized cost is written down to fair value through earnings as an impairment. If neither criterion is met, the securities are further evaluated to determine if the cause of the decline in fair value resulted from credit losses or other factors. When a credit loss is determined to exist and the present value of cash flows expected to be collected is less than the amortized cost of the security, an allowance for credit loss is recorded along with a charge to earnings, limited by the amount that the fair value is less than amortized cost. Any remaining unrealized loss after recording the allowance for credit loss is the non-credit amount and is recorded to other comprehensive income.

Investments in both affiliated and unaffiliated redeemable preferred stocks in good standing (those with NAIC designations 1 to 3) are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in both affiliated and unaffiliated redeemable preferred stocks not in good standing (those with NAIC designations 4 to 6) are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. Investment in perpetual preferred stocks are reported at fair value, not to exceed any currently effective call price. Investment in mandatory convertible preferred stocks (regardless if the preferred stock is redeemable or perpetual) are reported at fair value, not to exceed any currently effective call price, in the periods prior to conversion. For preferred stocks reported at fair value, the related net unrealized capital gains and losses for all NAIC designations are reported in accordance with SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

13

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers the following factors in determining whether a decline in value is other-than- temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, an allowance for credit loss is recognized in earnings at time of purchase or origination based on an expected lifetime credit loss, which is an amount that represents the portion of the amortized cost basis of the mortgage loans that the Company does not expect to collect.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

14

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Other invested assets include surplus notes which are valued at either amortized cost (those that have an NAIC designation of 1 or 2) or the lesser of amortized cost or fair value (those that have an NAIC designation of 3 through 6).

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the Statements of Operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Balance Sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

15

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Derivative Instruments

Overview: The Company may use various derivative instruments (swaps and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments are also used in replication (synthetic asset) transactions (RSAT). A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet

16

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Cash flows from derivative instruments are presented within the Investing activities section of the Statements of Cash Flows, with the exception of cash received from written options, which are presented within the Financing activities section.

Instruments:

Interest rate swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the Secured Overnight Financing Rate (SOFR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a

17

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps may be used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Bond forwards may be used to hedge the interest rate risk that future liability claims increase as rates decrease, leading to higher guarantee values. Bond return swaps are also used to hedge interest rate risk of the underlying liability by exchanging performance and interest of a treasury asset for a funding level plus spread.

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company may issue products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the Balance Sheets and fair value adjustments are recorded as capital and surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Caps may be used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company may use zero cost collars to hedge the interest rate risk associated with rising short term interest rates, whereby the exposure would otherwise adversely impact the Company’s

18

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

capital generation. The collar position(s) help range bound the floating rate by combining a cap and floor position.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company may issue fixed liabilities that have a guaranteed minimum crediting rate. The Company uses receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract and is amortized throughout the life of the swaption. These swaptions are marked to fair value in the Balance Sheets and the fair value adjustment is recorded in unassigned surplus. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

The Company may designate and account for fair value hedges when the effectiveness requirements of SSAP No. 86 are achieved. The following hedge type relationships are considered: (A) an interest rate swap that converts a fixed rate asset to a floating rate asset; (B) an interest rate swap that converts a fixed rate liability to a floating rate liability; (C) a cross currency interest rate swap that converts a foreign denominated fixed rate asset to a USD floating rate asset; and (D) a cross currency interest rate swap that converts a foreign denominated fixed rate liability to a USD floating rate liability.

The Company may designate and account for cash flow hedges when the effectiveness requirements of SSAP No. 86 are achieved. The following hedge-type relationships are considered: (A) an interest rate swap that converts a floating rate asset to a fixed rate asset; (B) a cross currency interest rate swap that converts a foreign denominated floating or fixed rate asset to a USD fixed rate asset; (C) a cross currency interest rate swap that converts a foreign denominated floating rate asset to a USD fixed rate asset; (D) a cross currency interest rate swap that converts a foreign denominated floating rate liability to a USD fixed rate liability; and (E) a forward starting interest rate swap to hedge the forecasted purchases of fixed rate assets.

19

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Any deferred gain (loss) related to forecasted transaction cash flow hedging is recognized in income as the purchased asset affects income. If the forecasted transaction no longer qualifies for hedge accounting or if the forecasted transaction is no longer probable, the forward-starting swap will cease to be valued at amortized cost and will be marked to market through surplus. For the year ended December 31, 2024, none of the Company’s cash flow hedges have been discontinued, as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The Company does not currently have exposure to forecasted hedge transactions.

The Company may enter into derivative transactions that economically mitigate risk associated with interest rate, exchange rate, credit, and equity movements within the marketplace. Due to the natural economic benefits of the hedge in relation to the hedged item, the Company chooses not to seek hedge accounting in these instances. Examples of these types of derivative transactions and the associated risks are as follows: (A) futures that hedge equity risk on universal life liabilities; (B) futures, options swaps, or forward contracts that hedge the equity or interest rate risk on minimum rate guarantee liabilities; (C) credit default swaps purchase of protection that hedge the credit risk of specific bonds; (D) interest rate caps that hedge a rapidly rising interest rate environment and withdrawal activity in pension products; and (E) interest rate swaptions that hedge the risk of a low interest rate environment on in-force recurring premium products.

The Company may enter into replicated (synthetic asset) transactions used for purposes other than hedging by the following: (A) combining a written credit default swap with a highly rated cash instrument to synthetically create corporate debt; (B) combining a written credit default swap with a highly rated cash instrument to synthetically create sovereign debt; or (C) combining a written credit default swap with a highly rated cash instrument to synthetically create a portfolio of commercial mortgage backed securities.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the Balance Sheets (Securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s Balance Sheets. Under GAAP, the reinvested collateral is included within invested assets and is not reported as a single line item.

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the Balance Sheets, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in borrowed money on the Balance Sheets.

20

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Other Assets and Other Liabilities

Other assets consist primarily of current federal income tax recoverable, disallowed IMR, reinsurance receivable, and accounts receivable. Other “admitted assets” are valued principally at cost, as required or permitted by New York Insurance Laws.

Other liabilities consist primarily of payable to parent, subsidiaries and affiliates, amounts withheld or retained, other policyholders’ funds, and general expenses due or accrued.

Separate Accounts

The majority of separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long- term bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended, as open-ended, diversified, management investment companies.

Assets held in trust for purchases of group annuities segregated by the Company for the benefit of contract holders and the Company’s corresponding obligation to the contract owners are shown separately in the Balance Sheets. The assets and liabilities of the non-guaranteed separate accounts are carried at fair value. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

Modified guaranteed annuity separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the Statements of Operations. Modified guaranteed annuity separate account assets and liabilities are carried at amortized cost. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the Company’s Statements of Operations as a component of net transfers from separate accounts.

The investment risks associated with fair value changes of the separate account are borne entirely by the contract owners except in cases where minimum guarantees exist. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the Statements of Operations.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

21

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held.

In accordance with SSAP No. 51, Life Contracts, and No. 54, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is not included as a factor in the health contract premium deficiency calculation.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the Balance Sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the Statements of Operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

22

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible has been established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

23

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three-part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Subsidiaries and Affiliated Companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

24

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets, reinsurance receivables, agent’s balances and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3.	Accounting Changes and Correction of Errors

The Company’s policy is to disclose recently adopted accounting pronouncements that have been classified by the NAIC as a new statutory accounting principle (SAP) concept change, as well as items classified by the NAIC as SAP clarification changes that have been adopted and have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

On August 13, 2023, the Statutory Accounting Principles Working Group (SAPWG) adopted INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve, effective immediately. INT 23-01 provides optional, limited-time guidance, which allows the admittance of net negative (disallowed) IMR if certain conditions are met, up to 10% of adjusted general account capital and surplus. Refer to Note 5 for further detail.

Change in Valuation Basis

During 2022, the Company converted its Actuarial Guideline 36 reserve calculation for the Indexed Universal Life block of business to a new actuarial valuation system. At the same time, as a result of increased functionality to allow for more precision and to ensure consistency, the Company refined its statutory valuation rate for specific states to utilize the maximum standard valuation interest rate. This resulted in a reserve decrease of $51 as of January 1, 2022, which has been reported in the Statement of Changes in Capital and Surplus.

Correction of Errors

During 2023, management identified and corrected an error in the Company’s prior year cash. The error resulted in an understatement of premiums and annuity considerations in the amount of $19, net of tax, which was corrected in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors. This is reflected as a correction of an error in Other Changes - net in the Statements of Changes in Capital and Surplus.

25

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

During 2022, management identified and corrected an error in the Company’s prior year statutory reserves. The error resulted in an understatement of aggregate reserves for life contracts of $16, net of tax, which was corrected in accordance with SSAP No. 3. This is reflected as a correction of an error in the Statements of Changes in Capital and Surplus.

There were additional errors identified in prior year financial statements that have been corrected in the years presented in the financial statements in accordance with SSAP No. 3. These errors do not have a material impact on the financial statements, individually or in aggregate, and therefore have not been separately disclosed.

4.	Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of Fair Value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/ or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in- depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third- party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

26

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Fair Value Hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)  Quoted prices for similar assets or liabilities in active markets

b)  Quoted prices for identical or similar assets or liabilities in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third- party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity

27

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, are determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the Balance Sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the Balance Sheets date. The estimated fair values of swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

28

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying Balance Sheets approximate their fair values. These are included in the investment contract liabilities.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

29

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the Balance Sheets, as of December 31, 2024 and 2023, respectively:

	December 31, 2024
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)

Admitted assets
Cash equivalents and short-term investments, other than affiliates	$91	$91	$91	$—	$—
Short-term notes receivable from affiliates	100	100	—	100	—
Bonds	3,956	4,586	261	3,692	3
Preferred stocks, other than affiliates	4	4	—	4	—
Common stocks, other than affiliates	3	3	—	—	3
Mortgage loans on real estate	1,512	1,725	—	—	1,512
Other invested assets	21	22	—	21	—
Derivative assets:
Currency swaps	12	12	—	12	—
Credit default swaps	8	4	—	8	—
Equity swaps	5	5	—	5	—
Derivative assets total	25	21	—	25	—
Policy loans	160	160	—	160	—
Securities lending reinvested collateral	265	265	265	—	—
Separate account assets	20,954	20,961	20,389	565	—

Liabilities
Investment contract liabilities	3,521	3,507	—	1	3,520
Derivative liabilities:
Interest rate swaps	32	42	—	32	—
Currency swaps	(1)	—	—	(1)	—
Interest rate futures	1	1	1	—	—
Derivative liabilities total	32	43	1	31	—
Payable for securities lending	301	301	—	301	—
Payable for derivative cash collateral	18	18	—	18	—
Separate account liabilities	20,593	20,616	—	20,288	305

30

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2023
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,189	$1,189	$1,189	$—	$—
Bonds	4,395	4,953	337	4,051	7
Preferred stocks, other than affiliates	4	4	—	4	—
Common stocks, other than affiliates	3	3	—	—	3
Mortgage loans on real estate	1,632	1,841	—	—	1,632
Other invested assets	22	23	—	22	—
Derivative assets:
Interest rate swaps	26	26	—	26	—
Currency swaps	9	7	—	9	—
Credit default swaps	10	6	—	10	—
Derivative assets total	45	39	—	45	—
Policy loans	151	151	—	151	—
Securities lending reinvested collateral	269	269	269	—	—
Separate account assets	18,401	18,410	17,733	668	—

Liabilities
Investment contract liabilities	3,844	3,864	—	1	3,843
Derivative liabilities:
Options	1	1	—	1	—
Interest rate swaps	27	32	—	27	—
Currency swaps	1	1	—	1	—
Credit default swaps	1	1	—	1	—
Equity swaps	23	23	—	23	—
Interest rate futures	1	1	1	—	—
Derivative liabilities total	54	59	1	53	—
Dollar repurchase agreements	20	20	—	20	—
Payable for securities lending	321	321	—	321	—
Payable for derivative cash collateral	38	38	—	38	—
Separate account liabilities	18,102	18,102	—	17,729	373

31

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2024 and 2023:

	2024
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$3	$—	$3

Total bonds	—	3	—	3

Preferred stock
Industrial and miscellaneous	—	4	—	4

Total preferred stock	—	4	—	4

Common stock
Industrial and miscellaneous	—	—	3	3

Total common stock	—	—	3	3

Cash equivalents and short-term investments
Money market mutual funds	49	—	—	49

Total cash equivalents and short-term investments	49	—	—	49

Derivative assets	1	5	—	6
Other long term	—	3	—	3
Separate account assets	20,382	263	—	20,645

Total assets	$20,432	$278	$3	$20,713

Liabilities:
Derivative liabilities	$1	$6	$—	$7

Total liabilities	$1	$6	$—	$7

32

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	2023
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$4	$—	$4

Total bonds	—	4	—	4

Preferred stock
Industrial and miscellaneous	—	4	—	4

Total preferred stock	—	4	—	4

Common stock
Industrial and miscellaneous	—	—	3	3

Total common stock	—	—	3	3

Cash equivalents and short-term investments
Money market mutual funds	1,163	—	—	1,163

Total cash equivalents and short-term investments	1,163	—	—	1,163

Derivative assets	—	24	—	24
Other long term	—	3	—	3
Separate account assets	17,728	313	—	18,041

Total assets	$18,891	$348	$3	$19,242

Liabilities:
Derivative liabilities	$1	$25	$—	$26

Total liabilities	$1	$25	$—	$26

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stock classified as Level 3 are comprised primarily of shares in the FHLB of New York, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Other long-term classified as Level 2 are comprised of surplus debentures, which are valued using inputs from third party pricing services or broker quotes.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

33

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables summarize the changes in assets classified as Level 3 for 2024 and 2023:

	Beginning Balance at January 1, 2024	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Common stock	$3	$—	$—	$—	$—

Total	$3	$—	$—	$—	$—

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2024

Common stock	$—	$—	$—	$—	$3

Total	$—	$—	$—	$—	$3

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

	Beginning Balance at January 1, 2023	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
Other	$—	$—	$—	$(1)	$1
Common stock	3	—	—	—	—

Total	$3	$—	$—	$(1)	$1

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2023

Bonds
Other	$—	$—	$—	$—	$—
Common stock	—	—	—	—	3

Total	$—	$—	$—	$—	$3

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

34

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

5.	Investments

Bonds	and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2024
Bonds:
United States Government and agencies	$271	$—	$45	$226
State, municipal and other government	103	—	19	84
Hybrid securities	29	1	3	27
Industrial and miscellaneous	3,330	22	517	2,835
Mortgage and other asset-backed securities	853	10	79	784

Total unaffiliated bonds	4,586	33	663	3,956
Unaffiliated preferred stocks	4	—	—	4

	$4,590	$33	$663	$3,960

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$3	$—	$—	$3

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2023
Bonds:
United States Government and agencies	$327	$7	$29	$305
State, municipal and other government	117	1	16	102
Hybrid securities	41	—	4	37
Industrial and miscellaneous	3,473	37	465	3,045
Mortgage and other asset-backed securities	995	19	108	906

Total unaffiliated bonds	4,953	64	622	4,395
Unaffiliated preferred stocks	4	—	—	4

	$4,957	$64	$622	$4,399

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$3	$—	$—	$3

The carrying amount and estimated fair value of long and short-term bonds at December 31, 2024,, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

35

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	2024

December 31:	Carrying Value	Fair Value

Due in one year or less	$225	$224
Due after one year through five years	531	512
Due after five years through ten years	693	629
Due after ten years	2,339	1,862

Subtotal	3,788	3,227
Mortgage and other asset-backed securities	881	812

Total	$4,669	$4,039

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2024 and 2023 is as follows:

	2024

	Equal to or Greater than 12 Months		Less than 12 Months

	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$31	$8	$189	$37
State, municipal and other government	71	19	1	—
Hybrid securities	15	3	5	—
Industrial and miscellaneous	2,050	503	412	14
Mortgage and other asset-backed securities	577	78	98	1

Total bonds	2,744	611	705	52

Preferred stocks-unaffiliated	—	—	—	—
Common stocks-unaffiliated	—	—	—	—

	$2,744	$611	$705	$52

	2023

	Equal to or Greater than 12 Months		Less than 12 Months

	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$14	$4	$181	$25
State, municipal and other government	84	16	—	—
Hybrid securities	32	4	—	—
Industrial and miscellaneous	2,406	463	99	2
Mortgage and other asset-backed securities	718	107	56	1

Total bonds	3,254	594	336	28

Preferred stocks-unaffiliated	—	—	4	—
Common stocks-unaffiliated	—	—	3	—

	$3,254	$594	$343	$28

36

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

During 2024, there were $35 of loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

During 2023, there were no loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2024, 2023 and 2022, the Company recognized OTTI of $0, $6 and $3, respectively.

The following loan-backed and structured securities were held at December 31, 2024, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported

BAE2XVVX7-TA	$—	$—	$—	$—	$—	6/30/2024
78449KAD2	10	10	—	10	10	6/30/2024
BAE3K7RU3-TA	—	—	—	—	—	6/30/2024
86745QAA9	10	8	2	8	8	6/30/2024
12624NAJ9	2	2	—	2	2	6/30/2024
12510HAQ3	4	4	—	4	4	6/30/2024
BAE2LRKA1-TA	—	—	—	—	—	6/30/2024
64035DAE6	9	7	2	7	7	6/30/2024
22944BCX4	4	4	—	4	3	9/30/2024
BAE1PAJK6-TA	—	—	—	—	—	9/30/2024
BAE2LRKA1-TA	—	—	—	—	—	12/31/2024

			$4

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2024 and 2023 is as follows:

	2024		2023
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months

Year ended December 31:
The aggregate amount of unrealized losses	$82	$1	$110	$1
The aggregate related fair value of securities with unrealized losses	580	112	718	70

37

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2024 and 2023, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 792 and 905 securities with a carrying amount of $3,355 and $3,848, and an unrealized loss of $611 and $594. Of this portfolio, at December 31, 2024 and 2023, 97.6% and 95.6% were investment grade with associated unrealized losses of $597 and $567, respectively.

At December 31, 2024 and 2023, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 247 and 134 securities with a carrying amount of $756 and $367, and an unrealized loss of $52 and $28. Of this portfolio, at December 31, 2024 and 2023, 94.5% and 97.7% were investment grade with associated unrealized losses of $51 and $27, respectively.

At December 31, 2024 and 2023, there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2024 and 2023, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 2 securities with an insignificant cost and 2 securities with a cost of $3, respectively, and no unrealized losses.

During the years ended December 31, 2024 and 2023, the Company held no 5GI securities.

During 2024 and 2023, respectively, the Company sold, redeemed or otherwise disposed of 5 and 3 securities as a result of a callable feature which generated investment income of $2 and $0 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements, if applicable.

	Year Ended December 31
	2024	2023	2022

Proceeds	$457	$371	$695

Gross realized gains	$11	$8	$11
Gross realized losses	(19)	(5)	(28)

Net realized capital gains (losses)	$(8)	$3	$(17)

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2024, 2023 and 2022 of $7, $5 and $28, respectively.

At December 31, 2024 and 2023, the Company had no investments in restructured securities. There were no capital gains (losses) taken as a direct result of restructures in 2024, 2023 and 2022.

38

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2024 and 2023 were as follows:

December 31, 2024
	Farm	Commercial	Total

AAA - AA	$—	$916	$916
A	16	757	773
BBB	—	34	34
B	—	2	2

	$16	$1,709	$1,725

December 31, 2023
	Farm	Commercial	Total

AAA - AA	$—	$934	$934
A	14	822	836
BBB	—	69	69
B	—	2	2

	$14	$1,827	$1,841

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2024, the Company issued mortgage loans with a maximum interest rate of 7.65% and a minimum interest rate of 7.65% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2024 at the time of origination was 55%. During 2023, the Company issued mortgage loans with a maximum interest rate of 6.40% and a minimum interest rate of 5.50% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2023 at the time of origination was 56%.

During 2024, the Company issued agricultural loans with both a maximum and minimum interest rate of 6.55%. During 2023, the Company issued no farm mortgage loans.

During 2024 and 2023, the Company did not reduce the interest rate on any outstanding mortgage loans.

39

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2024 and 2023:

	Farm	Commercial All Other	Total
December 31, 2024
Recorded Investment (All)
Current	$16	$1,709	$1,725

Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$16	$538	$554

	Farm	Commercial All Other	Total
December 31, 2023
Recorded Investment (All)
Current	$14	$1,827	$1,841

Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$14	$575	$589

There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2024 and 2023, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2024, 2023 and 2022, the Company has recognized no interest income on impaired loans.

As of December 31, 2024 and 2023, the Company had no mortgage loans derecognized as a result of foreclosure. No mortgage loan foreclosures occurred during 2024, 2023 and 2022.

At December 31, 2024 and 2023, the Company held a mortgage loan loss reserve in the AVR of $17 and $18, respectively.

40

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution
December 31
	2024	2023

Pacific	31%	31%
South Atlantic	17	18
E. North Central	15	16
Middle Atlantic	13	13
Mountain	11	10
E. South Central	5	4
W. South Central	4	4
W. North Central	3	3
New England	1	1

Property Type Distribution
December 31
	2024	2023

Apartment	56%	54%
Industrial	21	22
Retail	14	14
Office	6	7
Medical	2	2
Agricultural	1	1

Other Invested Assets

During 2024, 2023 and 2022, the Company recognized no impairment write downs for its investments in joint ventures and limited partnerships.

Tax Credits

At December 31, 2024, the Company had ownership interests in five LIHTC investments with a carrying value of $49. The remaining years of unexpired tax credits ranged from five to eight, and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to ten years. The amount of contingent equity commitments expected to be paid during the year 2025 is $0. Tax credit benefits recognized in 2024 were $0 and other tax benefits recognized in 2024 were $2. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2023, the Company had ownership interests in five LIHTC investments with a carrying value of $64. The remaining years of unexpired tax credits ranged from one to nine, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to eleven years. The amount of contingent equity commitments expected to be paid during the year 2024 is $1. Tax credits expenses recognized in 2023 were $15 and other tax benefits recognized in 2023 were $2. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The Company has transferable state tax credits that are insignificant.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and

41

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2024 and 2023 was as follows:

	2024	2023
Fair value - positive	$30	$49
Fair value - negative	(36)	(56)

At December 31, 2024, 2023 and 2022, the Company has recorded unrealized gains (losses) of ($2), $2 and ($1), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2024, 2023 and 2022 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

Summary of realized gains (losses) by derivative type for the years ended December 31, 2024, 2023 and 2022:

	2024	2023	2022

Options:
Calls	$(1)	$—	$—

Total options	$(1)	$—	$—

Swaps:
Interest rate	$8	$(40)	$(167)
Total return	(77)	(49)	55

Total swaps	$(69)	$(89)	$(112)

Futures - net positions	(22)	(5)	(76)

Total realized gains (losses)	$(92)	$(94)	$(188)

42

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2024 and 2023:

	Asset(1)		Liability(1)
	2024	2023	2024	2023
Derivative component of RSATs
Credit default swaps	$9	$6	$—	$—

(1) Asset and liability classification of derivatives is based on each derivative’s positive (asset) or negative (liability) book/adjusted carrying value.

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2024 and 2023:

	Asset(1)		Liability(1)
	2024	2023	2024	2023
Derivative component of RSATs
Credit default swaps	$8	$10	$—	$—

(1) Asset and liability classification of derivatives is based on each derivative’s positive (asset) or negative (liability) book/adjusted carrying value.

The Company did not have net realized gains (losses) on derivatives held for other than hedging purposes for the years ended December 31, 2024, 2023 and 2022.

As stated in Note 2, the Company replicates investment grade corporate bonds and sovereign debt by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

43

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2024 and 2023:

		2024
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)

AAA/AA/A	1
Single name credit default swaps (3)		$1	$101	2.4
Credit default swaps referencing indices		—	20	36.7

Subtotal		1	121	8.1

BBB	2
Single name credit default swaps (3)		4	176	2.1
Credit default swaps referencing indices		2	143	2.2

Subtotal		6	319	2.2

BB	3
Single name credit default swaps (3)		—	10	1.5

Subtotal		—	10	1.5

Total		$7	$450	3.7

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service, S&P, and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

44

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		2023
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)

AAA/AA/A	1
Single name credit default swaps (3)		$2	$101	3.4
Credit default swaps referencing indices		—	20	37.7

Subtotal		2	121	9.1

BBB	2
Single name credit default swaps (3)		5	214	3.0
Credit default swaps referencing indices		3	166	2.8

Subtotal		8	380	2.9

BB	3
Single name credit default swaps (3)		—	10	2.5

Subtotal		—	10	2.5

Total		$10	$511	4.1

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2024 and 2023, there were not any potential future recoveries available to offset the $450 and $511, respectively, from the table above.

45

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2024 and 2023, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount (1)		Fair Value

	2024	2023	2024	2023

Derivative assets:
Credit default swaps	$434	$476	$8	$10
Currency swaps	147	131	12	9
Equity swaps	258	—	5	—
Interest rate swaps	—	407	—	26
Options	13	14	—	—
Derivative liabilities:
Credit default swaps	35	61	—	1
Currency swaps	7	23	1	1
Equity swaps	31	302	—	23
Interest rate futures	—	—	1	1
Interest rate swaps	282	90	32	27
Options	(26)	(43)	—	1

(1) Futures are presented in contract format. Swaps and options are presented in notional format.

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2024 and 2023, respectively:

	Gross (Admitted & Nonadmitted) Restricted 2024

Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Collateral held under security lending agreements	$301	$—	$—	$—	$301
Subject to dollar repurchase agreements	—	—	—	—	—
FHLB capital stock	3	—	—	—	3
On deposit with states	3	—	—	—	3
Pledged as collateral not captured in other categories	160	—	—	—	160

Total restricted assets	$467	$—	$—	$—	$467

46

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Restricted Asset Category	Total From Prior Year (2023)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$321	$(20)	$—	$301	1.06%	1.06%
Subject to dollar repurchase agreements	20	(20)	—	—	0.00	0.00
FHLB capital stock	3	—	—	3	0.01	0.01
On deposit with states	3	—	—	3	0.01	0.01
Pledged as collateral not captured in other categories	149	11	—	160	0.56	0.56

Total restricted assets	$496	$(29)	$—	$467	1.64%	1.64%

The following tables show the pledged or restricted assets in other categories as of December 31, 2024 and 2023, respectively:

	Gross (Admitted & Nonadmitted) Restricted 2024

Description of Assets	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Derivatives	$160	$—	$—	$—	$160

Total	$160	$—	$—	$—	$160

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Description of Assets	Total From Prior Year (2023)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Derivatives	$149	$11	$—	$160	0.56%	0.56%

Total	$149	$11	$—	$160	0.56%	0.56%

47

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2024 and 2023:

2024

Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$15	$15	0.20%	0.20%
Securities lending collateral assets	301	301	4.00	4.05
Other	3	3	0.04	0.04

Total collateral assets	$319	$319	4.24%	4.29%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$319	4.84%
2023

Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$58	$58	0.64%	0.65%
Securities lending collateral assets	321	321	3.56	3.59

Total collateral assets	$379	$379	4.20%	4.24%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$379	4.72%

48

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2024	2023	2022

Income:
Bonds	$198	$212	$222
Common stocks	—	1	—
Mortgage loans on real estate	72	74	71
Policy loans	9	8	8
Cash, cash equivalents and short-term investments	13	7	4
Derivatives	24	25	20
Other invested assets	11	17	19

Gross investment income	327	344	344
Less: investment expenses	18	17	17

Net investment income before amortization of IMR	309	327	327
Amortization of IMR	1	3	6

Net investment income	$310	$330	$333

The gross, nonadmitted and admitted amounts for interest income due and accrued are presented in the following table:

	Year Ended December 31
	2024	2023

Gross	$52	$58
Nonadmitted	$—	$—
Admitted	$52	$58

At December 31, 2024, the Company had insignificant cumulative amounts for paid-in-kind interest included in the principle balance. At December 31, 2023, the Company had no cumulative amounts for paid-in-kind interest included in the principle balance.

49

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized

	Year Ended December 31
	2024	2023	2022

Bonds	$(15)	$(10)	$(24)
Common stocks	—	(1)	1
Derivatives	(92)	(94)	(188)
Other invested assets	5	1	18

Net realized capital gains (losses), before taxes	(102)	(104)	(193)
Federal income tax effect	3	(2)	(2)
Transfer from (to) interest maintenance reserve	12	6	16

Net realized capital gains (losses) on investments	$(87)	$(100)	$(179)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized

	Year Ended December 31
	2024	2023	2022

Bonds	$(4)	$2	$2
Common stocks	—	(2)	—
Affiliated entities	—	—	1
Derivatives	(1)	(1)	(31)
Other invested assets	(15)	19	11

Change in unrealized capital gains (losses), before taxes	(20)	18	(17)
Taxes on unrealized capital gains (losses)	3	(4)	(6)

Change in unrealized capital gains (losses), net of tax	$(17)	$14	$(23)

50

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Admitted Disallowed IMR

The Company has admitted net negative (disallowed) IMR in accordance with the following criteria:

A.	Fixed income investments generating IMR losses comply with the reporting entity’s documented investment or liability management policies.
B.

IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with a reporting entity’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination.

C.

Any deviation to (a) was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities.

D.

Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

The aggregate net negative (disallowed) IMR allocation is presented in the following table for the years ended December 31, 2024 and 2023:

		Total			General Account			Insulated Separate Account	Non-Insulated Separate Account
2024	$		27	$		9	$	18	$	—
2023	$		18	$		—	$	18	$	—

The allocation of the admitted negative (disallowed) IMR is presented in the following table for the years ended December 31, 2024 and 2023:

		Total			General Account			Insulated Separate Account	Non-Insulated Separate Account
2024	$		27	$		9	$	18	$	—
2023	$		13	$		—	$	13	$	—

51

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The calculation of adjusted capital and surplus with consideration of the negative (disallowed) IMR is presented in the following table for the years ended December 31, 2024 and 2023:

		2024			2023

Prior period, as of September 30, the most recent statement filed with the NYDFS, general account capital and surplus	$		814	$		847
From prior period SAP financials:
Net positive goodwill (admitted)			—			—
EDP equipment & operating system software (admitted)			—			—
Net DTAs (admitted)			22			23
Net negative (disallowed) IMR (admitted)			8			—

Adjusted capital and surplus	$		784	$		824

The admitted net negative (disallowed) IMR represents 3.44% and 1.62% of adjusted capital and surplus for 2024 and 2023.

The Company did not have gains/losses associated with derivatives sold allocated to IMR during 2024 and 2023.

6.  Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2024 and 2023 were as follows:

	Year Ended December 31
		2024			2023

Life insurance reserves	$		1,640	$		1,569
Annuity reserves and supplementary contracts with life contingencies			3,942			4,325
Accident and health reserves (including long term care)			281			279

Total policy reserves	$		5,863	$		6,173

Deposit-type contracts			32			30
Policy claims			32			37

Total policy reserves, deposit-type contracts and claim liabilities	$		5,927	$		6,240

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 7.25 percent and are computed principally on the Net

52

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method. Indexed Universal Life Insurance issued after January 1, 2020, follows Valuation Manual section 20 (VM-20) reserve requirements.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, reserves are determined by computing the regular reserve for the plan at the true age and holding, in addition, the unearned portion of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

As of December 31, 2024 and 2023, the Company had insurance in force aggregating $2,526 and $4,383, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the NYDFS. The Company established policy reserves of $422 and $471 to cover these deficiencies as of December 31, 2024 and 2023, respectively.

The Company does not issue participating life insurance policies.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and/or minimum guaranteed death benefits, the Company complies with Reg 213. Reg 213 specifies statutory reserve requirements for variable annuity contracts (VACARVM) with benefit guarantees and without benefit guarantees and related products. Examples of covered guaranteed benefits include return of premium death benefits, guaranteed minimum accumulation benefits, guaranteed minimum income benefits,

53

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The Reg 213 reserve calculations include standard scenario calculations from the prior Actuarial Guideline 43 (AG 43) as well as reserve requirements based on the NAIC Valuation Manual Section 21 (VM-21) Principles Based Reserving for Variable Annuities. The reserve for contracts falling within the scope of Reg 213 is split into pre and post January 1, 2020 contract issues and is calculated at a contract level with no aggregation. For pre 2020 business, the reserve is the greater of the VM-21 reserve or the modified AG 43 standard scenario reserve. For post 2020 business, the reserve is the greater of the VM-21 reserve and the New York Objective Floor; the New York Objective Floor is the maximum of two distinct modified AG 43 standard scenario reserves, the cash surrender value and the option value floor.

The VM-21 reserve is equal to the Conditional Tail Expectation (CTE) amount plus an additional standard projection amount if the Company’s non-economic assumptions differ enough from industry assumptions. To determine the CTE amount, the Company uses 1,000 of the pre- packaged scenarios developed by the American Academy of Actuaries (AAA) and the Society of Actuaries and prudent estimate assumptions based on Company experience. The Standard Projection Amount is determined using the same CTE calculations but replaces the Company’s own assumptions with prescribed assumptions and methods specified in VM-21.

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2024 and 2023, the Company had no premium deficiency reserve related to accident and health policies.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

54

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year			Claims Incurred		Claims Paid			Unpaid Claims Liability End of Year

Year ended December 31, 2024
2024	$	—	$	72	$	40	$		32
2023 and prior		41		(1)		31			9

		41	$	71	$	71			41

Active life reserve	$	252						$	255

Total accident and health reserves	$	293						$	296

	Unpaid Claims Liability Beginning of Year			Claims Incurred		Claims Paid			Unpaid Claims Liability End of Year

Year ended December 31, 2023
2023	$	—	$	67	$	38	$		29
2022 and prior		40		2		30			12

		40	$	69	$	68			41

Active life reserve	$	313					$		252

Total accident and health reserves	$	353					$		293

The change in the Company’s unpaid claims reserve was ($1) and $2 for the years ended December 31, 2024 and 2023, respectively, for health claims that were incurred prior to those Balance Sheets date. There were no significant drivers of the change in 2024 and 2023.

55

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year			Incurred		Paid	Liability End of Year

Year ended December 31, 2024
2024	$	—	$	1	$	1	$	—
2023 and prior		—		—		—		—

	$	—	$	1	$	1	$	—

Year ended December 31, 2023
2023	$	—	$	1	$	1	$	—
2022 and prior		—		—		—		—

	$	—	$	1	$	1	$	—

There was no significant change in the claim adjustment expense provision for insured events of prior years during 2024.

Premium and Annuity Considerations Deferred and Uncollected

Reserves on the Company’s traditional life insurance products are computed using mean and interpolated or mid-terminal reserving methodologies. The mean methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. The interpolated methodologies do not require the establishment of such assets, however, it is required to hold unearned premium liabilities. At December 31, 2024 and 2023, the gross premiums and net of loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	2024				2023
	Gross		Net of Loading		Gross		Net of Loading
Life and annuity:
Ordinary renewal business	$	2	$	1	$	3	$	3

	$	2	$	1	$	3	$	3

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

56

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

			December 31 2024

Individual Annuities:	General Account		Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$	—	$17	$—	$17	— %
At book value less surrender charge of 5% or more		51	—	—	51	1
At fair value		—	—	4,225	4,225	84

Total with adjustment or at fair value		51	17	4,225	4,293	85
At book value without adjustment (minimal or no charge or adjustment)		487	—	—	487	10
Not subject to discretionary withdrawal provision		229	—	21	250	5

Total individual annuity reserves		767	17	4,246	5,030	100%

Less reinsurance ceded		135	—	—	135

Net individual annuities reserves	$	632	$17	$4,246	$4,895

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	$	12	$—	$—	$12

57

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

			December 31 2024

Group Annuities:	General Account		Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$	786	$1	$—	$787	4%
At book value less surrender charge of 5% or more		414	—	—	414	2
At fair value		—	258	15,355	15,613	79

Total with adjustment or at fair value		1,200	259	15,355	16,814	85
At book value without adjustment (minimal or no charge or adjustment)		1,666	46	—	1,712	9
Not subject to discretionary withdrawal provision		444	—	692	1,136	6

Total group annuities reserves		3,310	305	16,047	19,662	100%

Net group annuities reserves	$	3,310	$305	$16,047	$19,662

			December 31 2024

Deposit-type contracts (no life contingencies):	General Account		Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
At book value without adjustment (minimal or no charge or adjustment)	$	1	$—	$—	$1	2%
Not subject to discretionary withdrawal provision		44	—	1	45	98

Total deposit-type contracts		45	—	1	46	100%

Less reinsurance ceded		13	—	—	13

Net deposit-type contracts	$	32	$—	$1	$33

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$3,888
Exhibit 5, Supp contracts with life contingencies section, total (net)	54
Exhibit 7, Deposit-type contracts, net balance at the end of the	32

Subtotal	3,974
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	20,584
Exhibit 3, Supp contracts with life contingencies section, total	31
Other contract deposit funds	1

Subtotal	20,616

Combined total	$24,590

58

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

			December 31 2023

Individual Annuities:	General Account		Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$	—	$18	$—	$18	— %
At book value less surrender charge of 5% or more		43	—	—	43	1
At fair value		—	—	4,123	4,123	83

Total with adjustment or at fair value		43	18	4,123	4,184	84
At book value without adjustment (minimal or no charge or adjustment)		549	—	—	549	11
Not subject to discretionary withdrawal provision		240	—	16	256	5

Total individual annuity reserves		832	18	4,139	4,989	100%

Less reinsurance ceded		135	—	—	135

Net individual annuity reserves	$	697	$18	$4,139	$4,854

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	$	9	$—	$—	$9

			December 31 2023

Group Annuities:	General Account		Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$	776	$1	$—	$777	4%
At book value less surrender charge of 5% or more		492	—	—	492	3
At fair value		—	323	12,770	13,093	75

Total with adjustment or at fair value		1,268	324	12,770	14,362	82
At book value without adjustment (minimal or no charge or adjustment)		1,892	49	—	1,941	11
Not subject to discretionary withdrawal provision		467	—	801	1,268	7

Total group annuity reserves		3,627	373	13,571	17,571	100%

Net group annuity reserves	$	3,627	$373	$13,571	$17,571

59

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

			December 31 2023

Deposit-type contracts (no life contingencies):	General Account		Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
At book value without adjustment (minimal or no charge or adjustment)	$	1	$—	$—	$1	2%
Not subject to discretionary withdrawal provision		44	—	1	45	98

Total deposit-type contracts		45	—	1	46	100%

Less reinsurance ceded		14	—	—	14

Net deposit-type contracts	$	31	$—	$1	$32

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$4,269
Exhibit 5, Supp contracts with life contingencies section, total (net)	56
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	30

Subtotal	4,355
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	18,078
Exhibit 3, Supp contracts with life contingencies section, total	23
Other contract deposit funds	1

Subtotal	18,102

Combined total	$22,457

60

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31 2024

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$1	$2
Universal life	681	587	721
Universal life with secondary guarantees	31	26	84
Indexed universal life with secondary guarantees	612	515	549
Other permanent cash value life insurance	—	66	82
Variable universal life	26	27	55
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	275
Accidental death benefits	—	—	—
Disability - active lives	—	—	1
Disability - disabled lives	—	—	8
Miscellaneous reserves	—	—	56

Total (gross)	1,350	1,222	1,833
Reinsurance ceded	176	176	192

Total (net)	$1,174	$1,046	$1,641

As of December 31, 2024, the Company did not hold any life reserves for separate accounts with guarantees.

	December 31 2024

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$171	$170	$308

Total (net)	$171	$170	$308

61

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$1,575
Exhibit 5, Accidental death benefits section total (net)	—
Exhibit 5, Disability - active lives section, total (net)	1
Exhibit 5, Disability - disabled lives section, total (net)	8
Exhibit 5, Miscellaneous reserves section, total (net)	56

Subtotal	1,640
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	308

Subtotal	308

Combined total	$1,948

	December 31 2023

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$1	$2
Universal life	674	578	716
Universal life with secondary guarantees	24	25	94
Indexed universal life with secondary guarantees	525	433	476
Other permanent cash value life insurance	—	66	83
Variable universal life	25	25	55
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	282
Accidental death benefits	—	—	1
Disability - active lives	—	—	1
Disability - disabled lives	—	—	3
Miscellaneous reserves	—	—	55

Total (gross)	1,248	1,128	1,768
Reinsurance ceded	174	174	199

Total (net)	$1,074	$954	$1,569

As of December 31, 2023, the Company did not hold any life reserves for separate accounts with guarantees.

62

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2023

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$150	$150	$284

Total (net)	$150	$150	$284

Reconcililation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$1,509
Exhibit 5, Accidental death benefits section total (net)	1
Exhibit 5, Disability - active lives section, total (net)	1
Exhibit 5, Disability - disabled lives section, total (net)	3
Exhibit 5, Miscellaneous reserves section, total (net)	55

Subtotal	1,569
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	284

Subtotal	284

Combined total	$1,853

63

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Separate Accounts

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2024, 2023 and 2022 is as follows:

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2024	$—	$27	$4,154	$4,181

Reserves for separate accounts as of December 31, 2024 with assets at:
Fair value	$—	$—	$20,601	$20,601
Amortized cost	1	321	—	322

Total as of December 31, 2024	$1	$321	$20,601	$20,923

Reserves for separate accounts by withdrawal characteristics as of December 31, 2024:
With fair value adjustment	$1	$18	$—	$19
At fair value	—	258	19,887	20,145
At book value without fair value adjustment and with current surrender charge of less than 5%	—	46	—	46

Subtotal	1	322	19,887	20,210
Not subject to discretionary withdrawal	—	—	714	714

Total separate account reserve liabilities at December 31, 2024	$1	$322	$20,601	$20,924

64

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2023	$48	$2,576	$2,624

Reserves for separate accounts as of December 31, 2023 with assets at:
Fair value	$—	$17,995	$17,995
Amortized cost	391	—	391

Total as of December 31, 2023	$391	$17,995	$18,386

Reserves for separate accounts by withdrawal characteristics as of December 31, 2023:
With fair value adjustment	$19	$—	$19
At fair value	323	17,177	17,500
At book value without fair value adjustment and with current surrender charge of less than 5%	49	—	49

Subtotal	391	17,177	17,568
Not subject to discretionary withdrawal	—	818	818

Total separate account reserve liabilities at December 31, 2023	$391	$17,995	$18,386

65

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2022	$91	$4,347	$4,438

Reserves for separate accounts as of December 31, 2022 with assets at:
Fair value	$—	$15,863	$15,863
Amortized cost	491	—	491

Total as of December 31, 2022	$491	$15,863	$16,354

Reserves for separate accounts by withdrawal characteristics as of December 31, 2022:
With fair value adjustment	$46	$—	$46
At fair value	389	15,008	15,397
At book value without fair value adjustment and with current surrender charge of less than 5%	56	—	56

Subtotal	491	15,008	15,499
Not subject to discretionary withdrawal	—	855	855

Total separate account reserve liabilities at December 31, 2022	$491	$15,863	$16,354

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2024	2023	2022

Transfer as reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$4,187	$2,635	$4,443
Transfers from separate accounts	3,979	(3,006)	(10,067)

Net transfers from separate accounts	208	(371)	(5,624)
Miscellaneous reconciling adjustments	1	6	7

Net transfers as reported in the Summary of Operations of the life, accident and health annual statement	$209	$(365)	$(5,617)

66

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. The assets legally insulated from general account claims at December 31, 2024 and 2023 are attributed to the following products:

	2024	2023

Variable life	$138	$136
Variable universal life	171	150
Variable annuities	4,550	4,425
Group annuities	14,285	11,683
Registered market value separate accounts	608	612
Non-registered market value separate accounts	59	64
Par annuities	831	970
Registered market value annuity product - SPL	2	2
Book value separate accounts	330	386

Total separate account assets	$20,974	$18,428

At December 31, 2024 and 2023, the Company held separate account assets not legally insulated from the general account in the amount of $19 and $19, respectively.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $49, $49, $51, $53 and $52, to the general account in 2024, 2023, 2022, 2021 and 2020, respectively. During the years ended December 31, 2024, 2023, 2022 and 2020, the general account of the Company had paid $1, $2, $2 and $1, respectively, toward separate account guarantees. During the year ended December 31, 2021, the general account of the Company had paid an insignificant amount toward separate account guarantees.

At December 31, 2024 and 2023, the Company reported guaranteed separate account assets at amortized cost in the amount of $301 and $366, respectively, based upon the prescribed practice granted by the State of New York as described in Note 2. These assets had a fair value of $296 and $356 at December 31, 2024 and 2023, respectively, which would have resulted in an unrealized gain/(loss) of ($5) and ($10), respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

67

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

7.	Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company coinsures up to 100% of select policies or reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums and annuity considerations include the following reinsurance amounts:

		Year Ended December 31
	2024		2023	2022

Direct premiums	$	5,051	$3,527	$5,196
Reinsurance assumed - non affiliates		190	189	209
Reinsurance assumed - affiliates		—	—	—
Reinsurance ceded - non affiliates		(194)	(125)	(143)
Reinsurance ceded - affiliates		—	(74)	(77)

Net premiums earned	$	5,047	$3,517	$5,185

The Company received reinsurance recoveries in the amount of $212, $238 and $253 during 2024, 2023 and 2022, respectively. At December 31, 2024 and 2023, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $89 and $85, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2024 and 2023 of $1,527 and $1,644, respectively, of which $0 and $898 were ceded to affiliates, respectively.

Effective July 1, 2022, the Company recaptured business previously ceded to Transamerica International Re (Bermuda), an affiliate. Subsequently, the Company novated the business to a third party. The reserves were initially recorded and then removed from the financials when novated in the amount of $128. Consideration of $9 was paid and subsequently received from the third party. As a result, there was no net financial statement impact.

Effective April 1, 2022, the Company recaptured business previously ceded to Transamerica International Re (Bermuda), an affiliate. Subsequently, the Company novated the business to a third party. The reserves were initially recorded and then removed from the financials when novated in the amount of $121. Consideration of $23 was received and subsequently paid to the third party. As a result, there was no net financial statement impact.

68

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

8.	Income Taxes

The net deferred income tax asset at December 31, 2024 and 2023 and the change from the prior year are comprised of the following components:

	December 31, 2024
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$99	$10	$109
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	99	10	109
Deferred Tax Assets Nonadmitted	57	—	57

Subtotal (Net Deferred Tax Assets)	42	10	52
Deferred Tax Liabilities	15	16	31

Net Admitted Deferred Tax Assets (Liabilities)	$27	$(6)	$21

	December 31, 2023
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$105	$10	$115
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	105	10	115
Deferred Tax Assets Nonadmitted	52	—	52

Subtotal (Net Deferred Tax Assets)	53	10	63
Deferred Tax Liabilities	20	19	39

Net Admitted Deferred Tax Assets (Liabilities)	$33	$(9)	$24

	Ordinary	Change Capital	Total

Gross Deferred Tax Assets	$(6)	$—	$(6)
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	(6)	—	(6)
Deferred Tax Assets Nonadmitted	5	—	5

Subtotal (Net Deferred Tax Assets)	(11)	—	(11)
Deferred Tax Liabilities	(5)	(3)	(8)

Net Admitted Deferred Tax Assets (Liabilities)	$(6)	$3	$(3)

The Company recognized all of its deferred tax liabilities as of December 31, 2024 and 2023.

69

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2024	2023	Change

Deferred Tax Assets:
Ordinary
Policyholder reserves	$60	$67	$(7)
Investments	1	1	—
Deferred acquisition costs	32	29	3
Compensation and benefits accrual	1	1	—
Receivables - nonadmitted	4	5	(1)
Other	1	2	(1)

Subtotal	99	105	(6)

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	57	52	5

Admitted ordinary deferred tax assets	42	53	(11)

Capital
Investments	10	10	—
Other	—	—	—

Subtotal	10	10	—

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	10	10	—

Admitted deferred tax assets	$52	$63	$(11)

	Year Ended December 31
	2024	2023	Change

Deferred Tax Liabilities:
Ordinary
Investments	$3	$—	$3
Policyholder reserves	12	19	(7)
Other	—	1	(1)

Subtotal	15	20	(5)
Capital
Investments	16	19	(3)
Other	—	—	—

Subtotal	16	19	(3)

Deferred tax liabilities	31	39	(8)

Net admitted deferred tax assets (liabilities)	$21	$24	$(3)

70

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As a result of the 2017 Tax Cuts and Jobs Act, the Company’s tax reserve deductible temporary difference increased by $18. This change results in an offsetting $(18) taxable temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

The Inflation Reduction Act was enacted during the third quarter 2022 reporting period on August 16, 2022. The act included a provision which subjects high earning corporate taxpayers to the Corporate Alternative Minimum Tax (CAMT). The Company is part of an affiliated group that determined it was a nonapplicable reporting entity for CAMT in 2024 or 2023. The Company has not included any impacts of the CAMT in the financial statements as of December 31, 2024.

As discussed in Note 2, for the years ended December 31, 2024 and 2023, the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

	December 31, 2024
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$1	$—	$1
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	18	3	21
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	18	3	21
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	122
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	23	7	30

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$42	$10	$52

71

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2023
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$1	$1	$2
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	20	2	22
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	20	2	22
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	133
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	32	7	39

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$53	$10	$63

	Ordinary	Change Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$(1)	$(1)
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	(2)	1	(1)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	(2)	1	(1)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	(11)
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(9)	—	(9)

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(11)	$—	$(11)

72

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2024	2023

Ratio Percentage Used To Determine Recovery

Period and Threshold Limitation Amount	1203%	1187%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold

Limitation in 2(b)2 Above	$810	$887

The impact of tax planning strategies at December 31, 2024 and 2023 was as follows:

	December 31, 2024
	Ordinary Percent	Capital Percent	Total Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	7%	0%	7%

	December 31, 2023
	Ordinary Percent	Capital Percent	Total Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	6%	0%	6%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2024	2023	Change

Current Income Tax

Federal	$15	$24	$(9)

Subtotal	15	24	(9)
Federal income tax on net capital gains	(3)	2	(5)

Federal and foreign income taxes incurred	$12	$26	$(14)

73

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Year Ended December 31
	2023	2022	Change

Current Income Tax

Federal	$24	$1	$23

Subtotal	24	1	23
Federal income tax on net capital gains	2	2	—

Federal and foreign income taxes incurred	$26	$3	$23

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2024	2023	2022

Current income taxes incurred	$12	$26	$3

Change in deferred income taxes (without tax on unrealized gains and losses)	—	(1)	(12)

Total income tax reported	$12	$25	$(9)

Income before taxes	$136	$210	$55
Federal statutory tax rate	21.00%	21.00%	21.00%

Expected income tax expense (benefit) at statutory rate	$29	$44	$12

Increase (decrease) in actual tax reported resulting from:

Dividends received deduction	$(2)	$(3)	$(2)
Pre-tax items reported net of tax	—	(2)	(3)
Tax credits	(15)	(15)	(15)
Prior period tax return adjustment	3	(1)	6
Deferred tax change on other items in surplus	4	2	(7)
Other	(7)	—	(1)

Total income tax reported	$12	$25	$(9)

The Company’s federal income tax return is consolidated with other includible affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service (IRS). A tax return has not been filed for 2024.

74

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following is income tax expense for current year and preceding years that is available for recoupment in the event of future losses:

Total

2022	$2
2023	—
2024	—

The Company did not have any deposits admitted under Internal Revenue Code Section 6603 for December 31, 2024 and 2023.

The total amount of the unrecognized tax benefits that if recognized would affect the effective income tax rate:

Unrecognized Tax Benefits

Balance at January 1, 2023	$2
Tax positions taken during prior period	—
Tax positions taken during current period	—
Settlements with taxing authorities	—
Lapse of applicable statute of limitations	—

Balance at December 31, 2023	$2
Tax positions taken during prior period	—
Tax positions taken during current period	—
Settlements with taxing authorities	—
Lapse of applicable statute of limitations	—

Balance at December 31, 2024	$2

The Company is not subject to the repatriation transition tax.

The Company did not have any alternative minimum tax credit carryovers as of December 31, 2024 and 2023.

The IRS completed its examination for 2009 through 2013 for which is currently at appeals with a refund pending Joint Committee on Taxation approval. The IRS opened an exam for the 2014 through 2018 amended tax returns. Federal income tax returns filed in 2019, 2021 through 2023 remain open, subject to potential future examination. The statute of limitations for all other tax years have been closed. The Company believes there are adequate defenses against, or sufficient provisions established related to any open or contested tax positions.

75

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the balance sheet as income taxes includes the following:

	Interest	Penalties	Total payable (receivable)

Balance at January 1, 2022	$—	$—	$—
Interest expense (benefit)	1	—	1

Balance at December 31, 2022	$1	$—	$1

Balance at December 31, 2023	$1	$—	$1

Balance at December 31, 2024	$1	$—	$1

9.  Capital and Surplus

The Company has authorized 24,000 common stock shares at $125 per share par value, of which 15,067 shares were issued and outstanding at December 31, 2024 and 2023.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year, not to exceed earned surplus as of the preceding December 31. New York law grants the Commissioner authority to approve, or in some cases non-disapprove, distributions requested in excess of these limitations.

On September 26, 2024, the Company paid an ordinary common stock dividend of $125 to TA Corp.

On March 28, 2024, the Company paid an ordinary common stock dividend of $75 to TA Corp.

On September 28, 2023, the Company paid an ordinary common stock dividend of $95 to TA Corp.

On March 30, 2023, the Company paid an ordinary common stock dividend of $75 to TA Corp.

On September 29, 2022, the Company paid an ordinary common stock dividend of $150 to TA Corp.

On March 29, 2022, the Company paid an ordinary common stock dividend of $150 to TA Corp.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2024 and 2023, the Company met the minimum RBC requirements.

The Company held special surplus funds in the amount of $14 and $12, as of December 31, 2024 and 2023, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities. The Company held special

76

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

surplus funds in the amount of $9 as of December 31, 2024 for admitted disallowed IMR as required under INT 23-01. As of December 31, 2023, there was no admitted disallowed IMR.

10. Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2024 and 2023, respectively, securities with a fair value of $289 and $296 were on loan under securities lending agreements. At December 31, 2024 and 2023, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $301 and $321 at December 31, 2024 and 2023, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value

	2024	2023

Open	$301	$321
Securities received	—	—

Total collateral received	$301	$321

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

77

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The maturity dates of the reinvested securities lending collateral are as follows:

	2024		2023

	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$36	$36	$20	$20
30 days or less	91	91	126	126
31 to 60 days	27	27	53	53
61 to 90 days	87	87	27	27
91 to 120 days	8	8	51	51
121 to 180 days	46	46	44	44
181 to 365 days	6	6	—	—

Total	301	301	321	321
Securities received	—	—	—	—

Total collateral reinvested	$301	$301	$321	$321

The Company did not have collateral for securities lending transactions that extended beyond one year from the report date for the years ended December 31, 2024 and 2023.

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $304 (fair value of $301) that are currently tradable securities that could be sold and used to pay for the $301 in collateral calls that could come due under a worst-case scenario.

11. Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will contribute an amount up to four percent of the participant’s eligible earnings per the plan’s matching formula. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974 (ERISA), as amended. Benefits expense of $1, $1 and $1 was allocated to the Company for the years ended December 31, 2024, 2023 and 2022, respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are

78

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

based on the employee’s eligible compensation. The plan provides benefits based on a cash balance formula. The plan is subject to the reporting and disclosure requirements of the ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory. The benefits are based on the employee’s eligible compensation. The plans provide benefits based on a cash balance formula. The plans are unfunded and nonqualified under the IRS Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $1, $1 and $1 for the years ended December 31, 2024, 2023 and 2022, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plans. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses for the years ended December 31, 2024, 2023 and 2022 was insignificant.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2024, 2023 and 2022 was insignificant.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between TA Corp and the Company, TA Corp will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by TA Corp as needed.

Effective August 1, 2020, the Company, and an affiliate, Transamerica Life Insurance Company, amended and finalized a Shared Services and Cost Sharing Agreement for both parties to provide accounting, administrative, and other advisory services in accordance with the agreement. The agreement, filed and approved by the NYDFS, replaces prior agreements between the entities. The amount received by the Company as a result of being a party to these agreements was $104, $102 and $100 during 2024, 2023 and 2022, respectively. The amount paid as a result of being a party to these agreements was $50, $38 and $40 during 2024, 2023 and 2022, respectively. Fees charged between affiliates approximate their cost.

79

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and advisor for the Company’s mortgage loan operations. The Company paid $6, $6 and $6 for these services during 2024, 2023 and 2022, respectively.

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The Company paid $11, $11 and $11 for these services during 2024, 2023 and 2022, respectively.

The Company has an administration service agreement with Transamerica Asset Management to provide administrative services to the Transamerica Series Trust. The Company received $7, $7 and $8 for these services during 2024, 2023 and 2022, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred an insignificant amount of expenses under this agreement for the years ended December 31, 2024, 2023 and 2022.

Receivables from (payables to) affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2024, the Company received (paid) net interest of $1 from (to) affiliates. During 2023 and 2022, the Company received (paid) an insignificant amount of net interest from (to) affiliates. At December 31, 2024 and 2023, respectively, the Company reported net receivables (payables) from (to) affiliates of ($27) and $3, respectively. Terms of settlement require that these amounts are settled within 90 days of quarter-end per the requirements of SSAP No. 25, Affiliates and Other Related Parties.

At December 31, 2024, the Company had short-term intercompany notes receivables of $100 as follows:

Receivable from	Amount	Transaction Date	Due By	Interest Rate	Repaid

TA Corp	$ 50	March 27, 2024	March 27, 2025	5.33%	—
TA Corp	25	April 26, 2024	April 26, 2025	5.33	—
TA Corp	25	June 25, 2024	June 25, 2025	5.30	—

At December 31, 2023, the Company had no short-term intercompany notes receivable.

80

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company utilizes the look-through approach in valuing its investment in the following entities.

Book Adjusted Carrying Value

Real Estate Alternatives Portfolio 4 HR, LLC	$9
Aegon Workforce Housing Fund 2, L.P.	44
Aegon Workforce Housing Fund 3, L.P.	2
Natural Resources Alternatives Portfolio I, LLC	13
Natural Resources Alternatives Portfolio II, LLC	10
Natural Resources Alternatives Portfolio 3, LLC	43
Zero Beta Fund, LLC	1
TA-APOP I-A, LLC	7

$129

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

81

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, Balance Sheets value (admitted and nonadmitted) and the NAIC responses for the SCA filings as of December 31, 2024 and 2023:

December 31, 2024
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	9%	$—	$—	$—

Total SSAP No. 97 8b(iii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iv) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$—	$—	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$—	$—	$—
Aggregate Total	XXX	$—	$—	$—

December 31, 2023
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	9%	$—	$—	$—

Total SSAP No. 97 8b(iii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iv) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$—	$—	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$—	$—	$—
Aggregate Total	XXX	$—	$—	$—

82

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2024
SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—
Total SSAP No. 97 8a Entities	—	—	$—	—	—	—
SSAP No. 97 8b(ii) Entities
None			$—
Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—
SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	NA		$—	—	—	I
Total SSAP No. 97 8b(iii) Entities	—	—	$—	—	—	—
SSAP No. 97 8b(iv) Entities
None			$—	—	—	—
Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—
Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$—	—	—	—
Aggregate Total	—	—	$—	—	—	—

* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

** I – Immaterial or M – Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

83

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2023
SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—
Total SSAP No. 97 8a Entities	—	—	$—	—	—	—
SSAP No. 97 8b(ii) Entities
None			$—
Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—
SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	NA		$—	—	—	I
Total SSAP No. 97 8b(iii) Entities	—	—	$—	—	—	—
SSAP No. 97 8b(iv) Entities
None			$—	—	—	—
Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—
Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$—	—	—	—
Aggregate Total	—	—	$—	—	—	—

* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

** I – Immaterial or M – Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Information regarding the Company’s affiliated reinsurance transactions is available in Note 7.

13. Managing General Agents and Third-Party Administrators

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation. There were no MGA’s/TPA’s that wrote premiums in excess of 5% of the Company’s surplus.

14. Commitments and Contingencies

At December 31, 2024 and 2023, the Company has mortgage loan commitments of $2 and $9, respectively.

The Company has commitments of $42 and $44, as of December 31, 2024 and 2023, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $0 and $1, respectively.

At December 31, 2024 and 2023, there were no private placement commitments outstanding.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash

84

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

by the counterparty. There was no cash collateral pledged by the Company as of December 31, 2024 and 2023.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s Balance Sheets. The amount of cash collateral received as of December 31, 2024 and 2023, respectively, was $18 and $38.

At December 31, 2024 and 2023, securities in the amount of $7 and $6, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s Balance Sheets as the Company does not have the ability to sell or repledge the collateral.

The Company is a member of the FHLB of New York. Through its membership, the Company establishes the option to access funds through secured borrowing arrangements with the FHLB. The Company is not in an active borrowing position; therefore, collateral pledged and borrowings are not applicable for this Company.

At December 31, 2024 and 2023, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2024	2023
Membership Stock:
Class B	$3	$3
Total	$3	$3

At December 31, 2024 and 2023, membership stock (Class A and B) eligible for redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
December 31, 2024
Membership Stock
Class B	$—	$—	$—	$3
Total	$—	$—	$—	$3

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
December 31, 2023
Membership Stock
Class B	$—	$—	$—	$3
Total	$—	$—	$—	$3

The Company may be a party to legal proceedings involving a variety of issues incidental to its business, including class action lawsuits. Lawsuits may be brought in any federal or state court in

85

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s Balance Sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $2 and an offsetting premium tax benefit of $1 at December 31, 2024 and immaterial amounts at December 31, 2023 for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $1 for the year ended December 31 2024 and insignificant for the years ended December 31, 2023 and 2022.

15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which residential mortgage-backed securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2024, the Company had no dollar repurchase agreements. At December 31, 2023, the Company had dollar repurchase agreements outstanding in the amount of $20, which is included in borrowed money on the Balance Sheets. Those amounts include an insignificant amount of accrued interest at December 31, 2023. At December 31, 2023, securities with a book value of $20 and a fair value of $17 were subject to dollar repurchase agreements. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction’s scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value
	2024	2023
Open	$—	$20
Securities received	—	—
Total collateral received	$—	$20

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. During 2024 and 2023, there were no securities sold and reacquired within 30 days of the sale date with an NAIC designation of 3 or lower.

86

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

16. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the Balance Sheets date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the Balance Sheets date (Type I). The Company has not identified any Type I subsequent events for the year ended December 31, 2024 through April 10, 2025.

Events that are indicative of conditions that arose after the Balance Sheets date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified a Type II subsequent event for the year ended December 31, 2024. On March 27, 2025, the Company paid an ordinary common stock dividend of $65 to TA Corp.

87

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2024

Entity Name	FEIN

Transamerica Corporation	42-1484983

AEGON Asset Management Services Inc	39-1884868

AEGON Direct Marketing Services Inc	42-1470697

AEGON Financial Services Group Inc	41-1479568

AEGON Institutional Markets Inc	61-1085329

AEGON Management Company	35-1113520

AEGON USA Real Estate Services Inc	61-1098396

AEGON USA Realty Advisors of CA	20-5023693

AUSA Properties Inc	27-1275705

Commonwealth General Corporation	51-0108922

Creditor Resources Inc	42-1079584

CRI Solutions Inc	52-1363611

Financial Planning Services Inc	23-2130174

Garnet Assurance Corporation	11-3674132

Garnet Assurance Corporation II	14-1893533

Garnet Assurance Corporation III	01-0947856

Ironwood Re Corp	47-1703149

LIICA RE II	20-5927773

Money Services Inc	42-1079580

Monumental General Administrators Inc	52-1243288

Pearl Holdings Inc I	20-1063558

Pearl Holdings Inc II	20-1063571

Real Estate Alternatives Portfolio 3A Inc	20-1627078

River Ridge Insurance Company	20-0877184

Stonebridge Benefit Services Inc	75-2548428

TLIC Oakbrook Reinsurance Inc.	47-1026613

TLIC Watertree Reinsurance, Inc.	81-3715574

Transamerica Affordable Housing Inc	94-3252196

Transamerica Asset Management	59-3403585

Transamerica Bermuda Re, Ltd	98-1701849

Transamerica Capital Inc	95-3141953

Transamerica Casualty Insurance Company	31-4423946

Transamerica Corporation (OREGON)	98-6021219

88

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2024

Entity Name	FEIN

Transamerica Finance Corporation	95-1077235

Transamerica Financial Advisors	59-2476008

Transamerica Financial Life Insurance Company	36-6071399

Transamerica Fund Services Inc	59-3403587

Transamerica Investors Securities Corp	13-3696753

Transamerica Life Insurance Company	39-0989781

Transamerica Pacific Re, Inc.	85-1028131

Transamerica Resources Inc	52-1525601

Transamerica Stable Value Solutions Inc	27-0648897

Transamerica Trust Company	42-0947998

United Financial Services Inc	52-1263786

World Fin Group Ins Agency of Massachusetts Inc	04-3182849

World Financial Group Inc	42-1518386

World Financial Group Ins Agency of Hawaii Inc	99-0277127

World Financial Group Insurance Agency of WY Inc	42-1519076

Zahorik Company Inc	95-2775959

Zero Beta Fund LLC	26-1298094

89

Statutory-Basis Financial

Statement Schedules

90

Report of Independent Auditors

The Board of Directors

Transamerica Financial Life Insurance Company

We have audited the statutory-basis financial statements of Transamerica Financial Life Insurance Company (the Company) as of December 31, 2024 and for the year then ended, and have issued our report thereon dated April 10, 2025. Our audit of the statutory-basis financial statements included the financial statement supplementary information, which includes Schedule I Summary of Investments – Other Than Investments in Related Parties, Schedule III – Supplementary Insurance Information, and Schedule IV - Reinsurance (the “supplementary information”). These schedules are the responsibility of Transamerica Financial Life Insurance Company’s management. Our responsibility is to express an opinion on Transamerica Financial Life Insurance Company’s supplementary information based on our audit.

In our opinion, the supplementary information present fairly, in all material respects, the information set forth therein when considered in conjunction with the statutory-basis financial statements.

/s/ Ernst & Young LLP

Philadelphia, PA

April 10, 2025

91

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Millions)

December 31, 2024

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities

Bonds:

United States government and government agencies and authorities	$235	$227	$271

States, municipalities and political subdivisions	18	16	18

Foreign governments	89	72	89

Hybrid securities	29	27	29

All other corporate bonds	4,196	3,614	4,179

Preferred stocks	3	4	4

Total fixed maturities	4,570	3,960	4,590

Equity securities

Common stocks:

Industrial, miscellaneous and all other	3	3	3

Total equity securities	3	3	3

Mortgage loans on real estate	1,725		1,725

Policy loans	160		160

Other long-term investments	50		50

Receivable for securities	—		—

Securities lending	301		301

Cash, cash equivalents and short-term investments	243		243

Total investments	$7,052		$7,072

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

(2)	Bonds of $3 are held at fair value rather than amortized cost. Preferred stock of $4 are held at fair value.

92

Transamerica Financial Life Insurance Company

Supplementary Insurance Information

(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2024

Individual life	$1,540	$—	$14	$176	$72	$178	$43

Individual health	195	3	11	78	12	48	25

Group life and health	182	1	7	63	8	47	18

Annuity	3,942	—	—	4,730	218	4,618	396
	$5,859	$4	$32	$5,047	$310	$4,891	$482

Year ended December 31, 2023

Individual life	$1,477	$—	$20	$174	$73	$234	$44

Individual health	189	4	14	74	9	57	24

Group life and health	176	2	2	54	8	(36)	15

Annuity	4,325	—	1	3,215	240	3,639	(206)
	$6,167	$6	$37	$3,517	$330	$3,894	$(123)

Year ended December 31, 2022

Individual life	$1,359	$—	$19	$171	$67	$114	$46

Individual health	174	4	10	69	9	52	24

Group life and health	249	2	5	52	9	43	15

Annuity	4,752	—	1	4,893	248	10,697	(5,471)
	$6,534	$6	$35	$5,185	$333	$10,906	$(5,386)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

93

Transamerica Financial Life Insurance Company

Reinsurance

(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2024

Life insurance in force	$25,875	$49,127	$47,711	$24,459	195%

Premiums:

Individual life	$185	$194	$185	$176	105%

Individual health	78	—	—	78	0%

Group life and health	62	—	1	63	1%

Annuity	4,726	—	4	4,730	0%
	$5,051	$194	$190	$5,047	4%

Year ended December 31, 2023

Life insurance in force	$26,006	$55,692	$53,925	$24,239	222%

Premiums:

Individual life	$187	$199	$184	$174	106%

Individual health	74	—	—	74	0%

Group life and health	54	—	1	54	1%

Annuity	3,212	—	4	3,215	0%
	$3,527	$199	$189	$3,517	5%

Year ended December 31, 2022

Life insurance in force	$25,777	$62,724	$60,695	$23,748	256%

Premiums:

Individual life	$187	$220	$204	$171	119%

Individual health	69	—	—	69	0%

Group life and health	51	—	1	52	1%

Annuity	4,889	—	4	4,893	0%
	$5,196	$220	$209	$5,185	4%

94

PART C

OTHER INFORMATION

Item 27.	Exhibits

Exhibit No:	Description

(a)	Board of Directors Resolution

(a)(1)	Resolution of the Board of Directors of Transamerica Life Insurance Company authorizing establishment of the Separate Account. Note 1

(b)	Custodian Agreements. Not applicable

(c)	Underwriting Contracts

(c)(1)

Amended and restated Principal Underwriting Agreement by and between Transamerica Life Insurance Company, on its own behalf and on the behalf of the Separate Account, and Transamerica Capital, Inc. Note 13

(d)	Contracts

(d)(1)	Policy. Note 31

(d)(2)	Policy Rider (Transamerica Principal Optimizer). Note 28

(d)(3)	Policy Rider (Retirement Income Max 1.2 Compounding). Note 28

(d)(4)	Policy Rider (Retirement Income Choice 1.7 Simple Enhanced). Note 28

(d)(5)	Policy Rider (Retirement Income Choice 1.7 Simple Non-Enhanced). Note 28

(d)(6)	Policy Rider (Transamerica Income Edge 1.2). Note 28

(e)	Applications

(e)(1)	Application. Note 28

(f)	Depositor’s Certificate of Incorporation and By-laws

(f)(1)	Articles of Incorporation of Transamerica Life Insurance Company. Note 2

(f)(2)	Bylaws of Transamerica Life Insurance Company. Note 2

(g)	Reinsurance Contracts - Not applicable.

(h)	Participation Agreements

(h)(1)	Participation Agreement (AllianceBernstein). Note 3

(h)(1)(i)	Amendment No. 1 to Participation Agreement (AllianceBernstein). Note 4

(h)(1)(ii)	Amendment No. 5 to Participation Agreement (AllianceBernstein). Note 5

(h)(1)(iii)	Amendment No. 11 to Participation Agreement (AllianceBernstein). Note 6

(h)(1)(iv)	Amendment No. 13 to Participation Agreement (AllianceBernstein). Note 17

(h)(1)(v)	Amended Schedule A to Participation Agreement dated May 1, 2015 (AllianceBernstein). Note 19

(h)(1)(vi)	Amended Schedule A to Participation Agreement dated May 1, 2017 (AllianceBernstein). Note 24

(h)(1)(vii)	Amended Schedule A to Participation Agreement dated May 1, 2020 (AllianceBernstein). Note 29

(h)(1)(viii)	Amendment No. 14 to Participation Agreement (AllianceBernstein). Note 33

(h)(1)(ix)	Amendment No. 15 to Participation Agreement (AllianceBernstein). Note 34

(h)(2)	Participation Agreement (American Funds). Note 7

(h)(2)(i)	Amendment No. 2 to Participation Agreement (American Funds). Note 7

(h)(2)(ii)	Amendment No. 6 to Participation Agreement (American Funds). Note 1

(h)(2)(iii)	Amendment No. 8 to Participation Agreement (American Funds). Note 16

(h)(2)(iv)	Amendment No. 9 to Participation Agreement (American Funds). Note 18

(h)(2)(v)	Amendment No. 10 to Participation Agreement (American Funds). Note 22

(h)(2)(vi)	Amendment No. 11 to Participation Agreement (American Funds). Note 24

(h)(2)(vii)	Amendment No. 12 to Participation Agreement (American Funds). Note 29

(h)(2)(viii)	Amendment No. 13 to Participation Agreement (American Funds). Note 33

(h)(2)(ix)	Amendment No. 14 to Participation Agreement (American Funds). Note 34

(h)(3)	Amended and Restated Participation Agreement (Fidelity). Note 8

(h)(3)(i)	Amendment No. 7 to Participation Agreement (Fidelity). Note 12

(h)(3)(ii)	Summary Prospectus Agreement (Fidelity). Note 1

(h)(3)(iii)	Amendment No. 8 to Participation Agreement (Fidelity). Note 1

(h)(3)(iv)	Amended Schedule A to Participation Agreement dated May 1, 2017 (Fidelity). Note 24

(h)(3)(v)	Amended Schedule A to Participation Agreement dated May 1, 2020 (Fidelity). Note 29

(h)(3)(vi)	Amendment No. 9 to Participation Agreement (Fidelity). Note 33

(h)(3)(vii)	Amendment No. 10 to Participation Agreement (Fidelity). Note 34

(h)(4)	Participation Agreement (GE). Note 7

(h)(4)(i)	Amendment No. 1 to Participation Agreement (GE). Note 6

(h)(4)(ii)	Amendment No. 2 to Participation Agreement (GE). Note 14

(h)(4)(iii)	Amendment No. 3 to Participation Agreement (GE/SSGA). Note 26

(h)(4)(iv)	Amendment No. 5 to Participation Agreement (GE/SSGA). Note 33

(h)(4)(v)	Amendment No. 6 to Participation Agreement (GE/SSGA). Note 34

(h)(5)	Amended and Restated Participation Agreement (TST). Note 13

(h)(5)(i)	Amendment No. 1 to Participation Agreement (TST). Note 14

(h)(5)(ii)	Amended Schedule A to Participation Agreement dated September 18, 2013 (TST). Note 15

(h)(5)(iii)	Amended Schedule A to Participation Agreement dated October 31, 2013 (TST). Note 16

(h)(5)(iv)	Amended Schedule A to Participation Agreement dated May 1, 2014 (TST). Note 17

(h)(5)(v)	Amended No. 2 to Participation Agreement (TST). Note 18

(h)(5)(vi)	Amended Schedule A to Participation Agreement dated May 1, 2015 (TST). Note 19

(h)(5)(vii)	Amended Schedule A to Participation Agreement dated July 1, 2015 (TST). Note 20

(h)(5)(viii)	Amended Schedule A to Participation Agreement dated December 18, 2015 (TST). Note 21

(h)(5)(ix)	Amended Schedule A to Participation Agreement dated March 21, 2016 (TST). Note 21

(h)(5)(x)	Amended Schedule A to Participation Agreement dated May 1, 2016 (TST). Note 21

(h)(5)(xi)	Amended Schedule A to Participation Agreement dated December 16, 2016 (TST). Note 23

(h)(5)(xii)	Amended Schedule A to Participation Agreement dated May 1, 2017 (TST). Note 24

(h)(5)(xiii)	Amended Schedule A to Participation Agreement dated September 29, 2017 (TST). Note 26

(h)(5)(xiv)	Amended Schedule A to Participation Agreement dated May 1, 2020 (TST). Note 29

(h)(5)(xv)	Amended Schedule A to Participation Agreement dated May 1, 2023 (TST). Note 33

(h)(5)(xvi)	Amendment No. 3 to Participation Agreement (TST). Note 33

(h)(5)(xvii)	Amendment No. 4 to Participation Agreement (TST). Note 34

(h)(5)(xviii)	Amended Schedule A to Participation Agreement dated May 1, 2024 (TST). Note 34

(h)(6)	Participation Agreement (Vanguard). Note 9

(h)(6)(i)	Seventh Amendment to Participation Agreement (Vanguard). Note 11

(h)(6)(ii)	Eighth Amendment to Participation Agreement (Vanguard). Note 11

(h)(6)(iii)	Ninth Amendment to Participation Agreement (Vanguard). Note 17

(h)(6)(iv)	Amended Schedule A to Participation Agreement dated May 1, 2017 (Vanguard). Note 25

(h)(6)(v)	Amended Schedule A to Participation Agreement dated September 22, 2017 (Vanguard). Note 27

(h)(6)(vi)	Revised Schedule A to Participation Agreement dated October 28, 2019 (Vanguard). Note 30

(h)(6)(vii)	Amended Schedule A to Participation Agreement dated January 13, 2020 (Vanguard). Note 30

(h)(6)(vii)	Amendment No. 10 to Participation Agreement (Vanguard). Note 33

(h)(6)(viii)	Amendment No. 11 to Participation Agreement (Vanguard). Note 33

(h)(7)	Participation Agreement (Wanger). Note 10

(h)(8)	Participation Agreement (DFA). Note 32

(h)(8)(i)	Amendment to Participation Agreement (DFA). Note 32

(h)(8)(ii)	Amendment No. 4 to Participation Agreement (DFA). Note 33

(h)(8)(iii)	Amendment No. 5 to Participation Agreement (DFA). Note 34

(i)	Administrative Contracts. Not applicable.

(j)	Other Material Contracts. Not applicable.

(k)	Legal Opinion. Opinion and Consent of Counsel. Filed herewith.

(l)	Other Opinions. Consent of Independent Registered Public Accounting Firm. Filed herewith.

(l)(1)	Other Opinions. Consent of Independent Registered Public Accounting Firm. Filed herewith.

(m)	Omitted Financial Statements. Not applicable

(n)	Initial Capital Agreements. Not applicable

(o)	Not applicable.

(p)	Powers of Attorney. Filed herewith.

(p)(1)	Resolution of the Board of Directors Authorizing the Principal Executive Officer to sign on behalf of Transamerica Life Insurance Company pursuant to power of attorney. Filed herewith.

(101)	Inline Interactive Data File

(101.INS)	Interactive Data File

(101.SCH)	XBR Taxonomy Extension Schema

Note 1.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-185573) filed on December 20, 2012.

Note 2.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-169445) filed on September 17, 2010.

Note 3.	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-26209) filed on April 28, 2000.

Note 4.	Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 333-7509) filed on January 18, 2002.

Note 5.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-125817) filed on August 29, 2005.

Note 6.	Incorporated herein by reference to Post-Effective Amendment No. 21 to Form N-4 Registration Statement (File No. 333-125817) filed on October 7, 2011.

Note 7.	Incorporated herein by reference to Post-Effective Amendment No. 47 to Form N-4 Registration Statement (File No. 33-33085) filed on November 19, 2009.

Note 8.	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-125817) filed on April 27, 2006.

Note 9.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-109579) filed on January 16, 2004.

Note 10.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-62738) filed on October 11, 2002.

Note 11.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-186031) filed on January 15, 2013.

Note 12.	Incorporated herein by reference to Post-Effective Amendment No. 26 to Form N-4 Registration Statement (File No. 333-125817) filed on September 10, 2012.

Note 13.	Incorporated herein by reference to Post-Effective Amendment No. 30 to Form N-4 Registration Statement (File No. 333-187913) filed on April 15, 2013.

Note 14.	Incorporated herein by reference to the Post-Effective Amendment No. 59 to Form N-4 Registration Statement (File No. 33-33085) filed on August 16, 2013.

Note 15.	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-189435) filed on October 2, 2013.

Note 16.	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-186031) filed on February 21, 2014.

Note 17.	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-186031) filed on April 29, 2014.

Note 18.	Incorporated herein by reference to Post-Effective Amendment No. 67 to Form N-4 Registration Statement (File No. 33-56908) filed on December 30, 2014.

Note 19.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-186031) filed on April 24, 2015.

Note 20.	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-186029) filed on October 13, 2015.

Note 21.	Incorporated herein by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-186031) filed on April 27, 2016.

Note 22.	Incorporated herein by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 333-189435) filed on August 8, 2016.

Note 23.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-215598) filed on January 18, 2017.

Note 24.	Incorporated herein by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-185573) filed on April 24, 2017.

Note 25.	Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-186031) filed on April 24, 2017.

Note 26.	Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-185573) filed on April 30, 2018.

Note 27.	Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 333-186031) filed on April 30, 2018.

Note 28.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-233839) filed on September 19, 2019.

Note 29.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-238763) filed on May 29, 2020.

Note 30.	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-233812) filed on April 29, 2020.

Note 31.	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-233839) filed on April 28, 2021.

Note 32.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-233812) filed on September 18, 2019.

Note 33.	Incorporated herein by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-233839) filed on April 26, 2024.

Note 34.	Filed Herewith.

Item 28. Directors and Officers of the Depositor (Transamerica Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor

Jamie Ohl 1801 California St. Suite 5200 Denver, CO 80202	Director and President

Bonnie T. Gerst 6400 C Street SW Cedar Rapids, Iowa 52499	Director, Chairman of the Board and President, Financial Assets

Andrew S. Williams 100 Light Street Baltimore, MD 21202	Director, General Counsel, Secretary and Senior Vice President

Maurice Perkins 100 Light Street Baltimore, MD 21202	Director, Chief Corporate Affairs Officer

Matt Keppler 100 Light Street Baltimore, MD 21202	Director, Chief Financial Officer, Executive Vice President and Treasurer

Chris Giovanni 100 Light Street Baltimore, MD 21202	Director, Chief Strategy & Development Officer and Senior Vice President

ITEM 29 LISTING

Item 29. Persons Controlled by or under Common Control with the Depositor or Registrant.
As of December 31, 2024, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage owner ship of voting securities giving rise to the control relationship.
Aegon Ltd. Subsidiaries Under Common Control (as of 12/31/24)
Company Name	Immediate Parent Ownership %	Parent	State/Country
239 West 20th Street, LLC	100%	Yarra Rapids, LLC	DE, USA
25 East 38th Street, LLC	100%	Yarra Rapids, LLC	DE, USA
313 East 95th Street, LLC	100%	Yarra Rapids, LLC	DE, USA
319 East 95th Street, LLC	100%	Yarra Rapids, LLC	DE, USA
Administrative Group, LLC	100%	AUSA Holding, LLC	IA, USA
ADMS Global Services (Thailand) Limited	47.37%	AEGON DMS Holding B.V.	Thailand
AEGON Administracion y Servicios Aie	Other Manner of Control	Aegon Iberia Holding BV, Sucursal en España	Spain
AEGON Administracion y Servicios Aie	100%	AEGON España, S.A.U. de Seguros y Reaseguros	Spain
AEGON Administracion y Servicios Aie	Other Manner of Control	Aegon Mediacion S.L.U.	Spain
AEGON Administracion y Servicios Aie	Other Manner of Control	SANTANDER GENERALES SEGUROS Y REASEGUROS, S.A.	Spain
AEGON Administracion y Servicios Aie	Other Manner of Control	SANTANDER VIDA SEGUROS Y REASEGUROS, S.A.	Spain
AEGON Administracion y Servicios Aie	Other Manner of Control	Serenitas, S.L.U.	Spain
AEGON Administracion y Servicios Aie	Other Manner of Control	AEGON SANTANDER PORTUGAL NÃO VIDA - COMPANHIA DE SEGUROS S.A.	Spain
AEGON Administracion y Servicios Aie	Other Manner of Control	AEGON SANTANDER PORTUGAL VIDA - COMPANHIA DE SEGUROS DE VIDA S.A.	Spain
AEGON Affordable Housing Debt Fund I, LLC	Other Manner of Control	AHDF Manager I, LLC	DE, USA
AEGON Affordable Housing Debt Fund I, LLC	5%	Transamerica Life Insurance Company	DE, USA
AEGON AM Funds, LLC	100%	AEGON USA Investment Management, LLC	DE, USA
Aegon AM Private Equity Partners I, LLC	100%	AEGON USA Investment Management, LLC	DE, USA
Aegon AM Private Equity Partners II, LLC	100%	AEGON USA Investment Management, LLC	DE, USA
AEGON Asia B.V.	100%	AEGON International B.V.	Netherlands
Aegon Asset Management (Asia) Limited	100%	AEGON Asset Management Holding B.V.	Hong Kong
AEGON Asset Management Holding B.V.	100%	Aegon Ltd.	Netherlands
AEGON Asset Management Hungary B.V.	100%	AEGON Asset Management Holding B.V.	Netherlands
Aegon Asset Management Limited	100%	Aegon Asset Management UK plc	United Kingdom
Aegon Asset Management Pan-Europe B.V.	100%	AEGON Asset Management Holding B.V.	Netherlands
Aegon Asset Management UK Holdings Limited	100%	AEGON Asset Management Holding B.V.	United Kingdom
Aegon Asset Management UK plc	100%	Aegon Asset Management UK Holdings Limited	United Kingdom
AEGON Brazil Holding B.V.	100%	AEGON International B.V.	Netherlands
AEGON Brazil Holding II B.V.	100%	AEGON International B.V.	Netherlands
AEGON CEE B.V.	100%	Aegon Ltd.	Netherlands
Aegon Community Investments 50, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 51, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 52, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 53, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 54, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 55, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 56, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 57, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 58, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 59, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 60, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 61, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 62, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 63, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 64, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 65, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 66, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 67, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 68, LLC	100%	Transamerica Life Insurance Company	DE, USA
Aegon Community Investments 69, LLC	100%	Transamerica Life Insurance Company	DE, USA
AEGON Corporate Center B.V.	100%	Aegon Ltd.	Netherlands
AEGON Custody B.V.	100%	AEGON Asset Management Holding B.V.	Netherlands
AEGON Derivatives N.V.	100%	Aegon Ltd.	Netherlands
AEGON Digital Investments Holding B.V.	100%	Aegon Ltd.	Netherlands
AEGON Direct Marketing Services International, LLC	100%	AUSA Holding, LLC	MD, USA
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Other Manner of Control	AEGON DMS Holding B.V.	Mexico
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	100%	AEGON Mexico Holding B.V.	Mexico
AEGON Direct Marketing Services Mexico, S.A. de C.V.	5.82%	AEGON DMS Holding B.V.	Mexico
AEGON Direct Marketing Services Mexico, S.A. de C.V.	92.96%	AEGON Mexico Holding B.V.	Mexico
AEGON Direct Marketing Services, Inc.	100%	Transamerica Life Insurance Company	MD, USA
AEGON DMS Holding B.V.	100%	AEGON International B.V.	Netherlands
AEGON EDC Limited	100%	Aegon Ltd.	United Kingdom
Aegon Employees Netherlands B.V.	100%	AEGON Europe Holding B.V.	Netherlands
Aegon Energy Management, LLC	100%	AEGON USA Realty Advisors, LLC	DE, USA
AEGON España, S.A.U. de Seguros y Reaseguros	100%	Aegon Iberia Holding BV, Sucursal en España	Spain

AEGON Europe Holding B.V.	100%	Aegon Ltd.	Netherlands
AEGON Financial Services Group, Inc.	100%	Transamerica Life Insurance Company	MN, USA
AEGON Funding Company LLC	100%	Transamerica Corporation	DE, USA
Aegon Global Services, LLC	100%	Commonwealth General Corporation	IA, USA
AEGON Growth Capital Fund I C.V.	100%	AEGON Growth Capital Fund I GP B.V.	Netherlands
AEGON Growth Capital Fund I GP B.V.	100%	AEGON Digital Investments Holding B.V.	Netherlands
AEGON Growth Capital Management B.V.	100%	Aegon Ltd.	Netherlands
AEGON Iberia Holding B.V.	100%	Aegon Ltd.	Netherlands
Aegon Iberia Holding BV, Sucursal en España	100%	AEGON Iberia Holding B.V.	Spain
AEGON India Holding B.V.	100%	AEGON International B.V.	Netherlands
Aegon Insights (Thailand) Limited	Other Manner of Control	Aegon Insights Limited	Thailand
Aegon Insights (Thailand) Limited	100%	Transamerica International Direct Marketing Consultants, LLC	Thailand
Aegon Insights Australia Pty Limited	100%	Transamerica Direct Marketing Asia Pacific Pty. Ltd.	Australia
Aegon Insights Limited	100%	AEGON DMS Holding B.V.	Hong Kong
AEGON Institutional Markets, Inc.	100%	Commonwealth General Corporation	DE, USA
AEGON International B.V.	100%	Aegon Ltd.	Netherlands
AEGON Investment Management B.V.	100%	AEGON Asset Management Holding B.V.	Netherlands
AEGON Investment Solutions - Nominee 1 (Gross) Ltd.	100%	AEGON UK plc	United Kingdom
AEGON Investment Solutions - Nominee 2 (Net) Ltd.	100%	AEGON UK plc	United Kingdom
AEGON Investment Solutions - Nominee 3 (ISA) Ltd.	100%	AEGON UK plc	United Kingdom
AEGON Investment Solutions Ltd.	100%	Aegon UK Investment Holdings Limited	United Kingdom
Aegon Investments Limited	100%	Aegon UK Investment Holdings Limited	United Kingdom
Aegon LIHTC Fund 50, LLC	51.01%	Aegon LIHTC Fund 63, LLC	DE, USA
Aegon LIHTC Fund 51, LLC	0.01%	Aegon Community Investments 51, LLC	DE, USA
Aegon LIHTC Fund 52, LLC	0.01%	Aegon Community Investments 52, LLC	DE, USA
Aegon LIHTC Fund 52, LLC	1%	Transamerica Life Insurance Company	DE, USA
Aegon LIHTC Fund 52, LLC	10.81%	Transamerica Financial Life Insurance Company	DE, USA
Aegon LIHTC Fund 54, LLC	Other Manner of Control	Aegon Community Investments 54, LLC	DE, USA
Aegon LIHTC Fund 55, LLC	2.82%	Transamerica Life Insurance Company	DE, USA
Aegon LIHTC Fund 57, LLC	0.01%	Aegon Community Investments 57, LLC	DE, USA
Aegon LIHTC Fund 58, LLC	0.01%	Aegon Community Investments 58, LLC	DE, USA
Aegon LIHTC Fund 58, LLC	2.92%	Transamerica Life Insurance Company	DE, USA
Aegon LIHTC Fund 60, LLC	Other Manner of Control	Aegon Community Investments 60, LLC	DE, USA
Aegon LIHTC Fund 62, LLC	0.01%	Aegon Community Investments 62, LLC	DE, USA
Aegon LIHTC Fund 63, LLC	Other Manner of Control	Aegon Community Investments 63, LLC	DE, USA
Aegon LIHTC Fund 64, LLC	Other Manner of Control	Aegon Community Investments 64, LLC	DE, USA
Aegon LIHTC Fund 65, LLC	0.01%	Aegon Community Investments 65, LLC	DE, USA
Aegon LIHTC Fund 66, LLC	0.01%	Aegon Community Investments 66, LLC	DE, USA
Aegon LIHTC Fund 67, LLC	Other Manner of Control	Aegon Community Investments 67, LLC	DE, USA
Aegon LIHTC Fund 68, LLC	100%	Aegon Community Investments 68, LLC	DE, USA
Aegon LIHTC Fund 69, LLC	100%	Aegon Community Investments 69, LLC	DE, USA
AEGON Managed Enhanced Cash, LLC	62.09%	Transamerica Life Insurance Company	DE, USA
AEGON Managed Enhanced Cash, LLC	37.90%	Transamerica Life Insurance Company	DE, USA
AEGON Management Company	100%	Transamerica Corporation	IN, USA
Aegon Mediacion S.L.U.	100%	AEGON España, S.A.U. de Seguros y Reaseguros	Spain
AEGON Mexico Holding B.V.	100%	AEGON DMS Holding B.V.	Netherlands
Aegon Opportunity Zone Fund Joint Venture 1, LP	0.16%	Aegon OZF Investments 1, LLC	DE, USA
Aegon OZF Investments 1, LLC	100%	AEGON USA Realty Advisors, LLC	DE, USA
AEGON Pension Trustee Limited	100%	AEGON UK plc	United Kingdom
AEGON SANTANDER PORTUGAL NÃO VIDA - COMPANHIA DE SEGUROS S.A.	51%	AEGON Iberia Holding B.V.	Portugal
AEGON SANTANDER PORTUGAL VIDA - COMPANHIA DE SEGUROS DE VIDA S.A.	51%	AEGON Iberia Holding B.V.	Portugal
AEGON SIPP GUARANTEE NOMINEE LIMITED	100%	AEGON UK plc	United Kingdom
Aegon SIPP Nominee 2 Ltd.	100%	AEGON UK plc	United Kingdom
AEGON SIPP Nominee Ltd.	100%	AEGON UK plc	United Kingdom
AEGON Taiwan Holding B.V.	100%	AEGON International B.V.	Netherlands
Aegon THTF Life Insurance Co., Ltd.	50%	AEGON International B.V.	China
AEGON Treasury Investments B.V.	100%	Aegon Ltd.	Netherlands
AEGON UK Corporate Services Limited	100%	AEGON UK plc	United Kingdom
Aegon UK Investment Holdings Limited	100%	AEGON UK plc	United Kingdom
AEGON UK plc	100%	AEGON Europe Holding B.V.	United Kingdom
AEGON UK Property Fund Limited	100%	AEGON UK plc	United Kingdom
Aegon Upstream Energy Fund, LLC	100%	Aegon Energy Management, LLC	DE, USA
AEGON USA Asset Management Holding, LLC	100%	AUSA Holding, LLC	IA, USA
AEGON USA Investment Management, LLC	100%	AEGON USA Asset Management Holding, LLC	IA, USA
AEGON USA Real Estate Services, Inc.	100%	AEGON USA Realty Advisors, LLC	DE, USA
AEGON USA Realty Advisors of California, Inc.	100%	AEGON USA Realty Advisors, LLC	IA, USA
AEGON USA Realty Advisors, LLC	100%	AEGON USA Asset Management Holding, LLC	IA, USA
Aegon Workforce Housing Fund 2 Holding Company B, LLC	100%	Aegon Workforce Housing Fund 2, L.P	DE, USA
Aegon Workforce Housing Fund 2 Holding Company C, LLC	100%	Aegon Workforce Housing Fund 2, L.P	DE, USA
Aegon Workforce Housing Fund 2 Holding Company, LLC	100%	Aegon Workforce Housing Fund 2, L.P	DE, USA
Aegon Workforce Housing Fund 2, L.P	80%	Transamerica Life Insurance Company	DE, USA
Aegon Workforce Housing Fund 2, L.P	20%	Transamerica Financial Life Insurance Company	DE, USA
Aegon Workforce Housing Fund 3 Holding Company, LLC	100%	Aegon Workforce Housing Fund 3, L.P	DE, USA
Aegon Workforce Housing Fund 3, L.P	60%	Transamerica Life Insurance Company	DE, USA
Aegon Workforce Housing Fund 3, L.P	30%	Transamerica Life Insurance Company	DE, USA

Aegon Workforce Housing Fund 3, L.P	10%	Transamerica Financial Life Insurance Company	DE, USA
Aegon Workforce Housing JV 4A, LLC	44.50%	Aegon Workforce Housing Fund 2 Holding Company, LLC	DE, USA
Aegon Workforce Housing JV 4B, LLC	25%	Aegon Workforce Housing Fund 2 Holding Company, LLC	DE, USA
Aegon Workforce Housing JV 4C, LLC	10%	Aegon Workforce Housing Fund 2 Holding Company, LLC	DE, USA
Aegon Workforce Housing Park at Via Rosa REIT, LLC	100%	Aegon Workforce Housing Separate Account 1, LLC	IA, USA
Aegon Workforce Housing Separate Account 1, LLC	15.83%	Transamerica Life Insurance Company	IA, USA
Aegon Workforce Housing Separate Account 1, LLC	4.17%	Transamerica Life Insurance Company	IA, USA
Aegon Workforce Housing Separate Account 1, LLC	5%	Transamerica Financial Life Insurance Company	IA, USA
AEGON-INDUSTRIAL Capital Management (Shanghai) Co., Ltd.	100%	AEGON-INDUSTRIAL Fund Management Co., LTD.	China
AEGON-INDUSTRIAL Fund Management Co., LTD.	49%	AEGON International B.V.	China
AGT Hungary IT Service Korlátolt Felelősségű Társaság	100%	AEGON EDC Limited	Hungary
AHDF Manager I, LLC	100%	AEGON USA Realty Advisors, LLC	DE, USA
ALH Properties Eight LLC	100%	FGH USA LLC	DE, USA
ALH Properties Eleven LLC	100%	FGH USA LLC	DE, USA
ALH Properties Four LLC	100%	FGH USA LLC	DE, USA
ALH Properties Nine LLC	100%	FGH USA LLC	DE, USA
ALH Properties Seven LLC	100%	FGH USA LLC	DE, USA
ALH Properties Seventeen LLC	100%	FGH USA LLC	DE, USA
ALH Properties Sixteen LLC	100%	FGH USA LLC	DE, USA
ALH Properties Ten LLC	100%	FGH USA LLC	DE, USA
ALH Properties Twelve LLC	100%	FGH USA LLC	DE, USA
ALH Properties Two LLC	100%	FGH USA LLC	DE, USA
AMFETF Manager, LLC	100%	AEGON USA Realty Advisors, LLC	DE, USA
AMTAX Holdings 308 LLC	100%	TAHP Fund 2, LLC	OH, USA
AMTAX Holdings 388 LLC	100%	TAHP Fund 2, LLC	OH, USA
AMTAX Holdings 483 LLC	100%	TAHP Fund 1, LLC	OH, USA
AMTAX Holdings 559, LLC	100%	TAHP Fund 1, LLC	OH, USA
AMTAX Holdings 561 LLC	100%	TAHP Fund VII, LLC	OH, USA
AMTAX Holdings 588 LLC	100%	TAHP Fund 1, LLC	OH, USA
AMTAX Holdings 613 LLC	0.15%	Cupples State LIHTC Investors, LLC	OH, USA
AMTAX Holdings 613 LLC	99.85%	Garnet LIHTC Fund VII, LLC	OH, USA
AMTAX Holdings 639 LLC	100%	TAHP Fund 1, LLC	OH, USA
AMTAX Holdings 649 LLC	100%	TAHP Fund 1, LLC	OH, USA
AMTAX Holdings 672 LLC	100%	TAHP Fund 1, LLC	OH, USA
AMTAX Holdings 713 LLC	100%	TAHP Fund 2, LLC	OH, USA
Andrews Nominees Limited	100%	Cofunds Limited	United Kingdom
Apollo Housing Capital Arrowhead Gardens, L.L.C.	100%	Garnet LIHTC Fund XXXV, LLC	DE, USA
APOP III, LLC	9.84%	Transamerica Financial Life Insurance Company	DE, USA
APOP III, LLC	88.60%	Transamerica Life Insurance Company	DE, USA
ASR Nederland N.V.	29.99%	Aegon Ltd.	Bermuda
AUSA Holding, LLC	100%	Transamerica Corporation	MD, USA
AUSA Properties, Inc.	100%	AEGON USA Realty Advisors, LLC	IA, USA
AWHF2 General Partner, LLC	100%	AEGON USA Realty Advisors, LLC	DE, USA
AWHF2 Subsidiary Holding Company C, LLC	100%	Aegon Workforce Housing Fund 2 Holding Company C, LLC	DE, USA
AWHF3 General Partner, LLC	100%	AEGON USA Realty Advisors, LLC	DE, USA
AWHJV4 Manager, LLC	100%	AEGON USA Realty Advisors, LLC	DE, USA
AWHSA Manager 1, LLC	100%	AEGON USA Realty Advisors, LLC	IA, USA
Barfield Ranch Associates, LLC	50%	Mitigation Manager LLC	FL, USA
Carle Place Leasehold SPE, LLC	100%	Transamerica Financial Life Insurance Company	DE, USA
Cofunds Limited	100%	Aegon UK Investment Holdings Limited	United Kingdom
Cofunds Nominees Ltd	100%	Cofunds Limited	United Kingdom
Commonwealth General Corporation	100%	Transamerica Corporation	DE, USA
Coöperatieve AEGON Financieringsmaatschappij U.A.	1.51%	AEGON International B.V.	Netherlands
Coöperatieve AEGON Financieringsmaatschappij U.A.	98.49%	Aegon Ltd.	Netherlands
Cornerstone International Holdings Ltd.	100%	AEGON DMS Holding B.V.	United Kingdom
Creditor Resources, Inc.	100%	AUSA Holding, LLC	MI, USA
CRI Solutions, Inc.	100%	Creditor Resources, Inc.	MD, USA
Cupples State LIHTC Investors, LLC	22%	Transamerica Life Insurance Company	DE, USA
Cupples State LIHTC Investors, LLC	15%	Transamerica Life Insurance Company	DE, USA
Cupples State LIHTC Investors, LLC	63%	Transamerica Life Insurance Company	DE, USA
Dorset Nominees Limited	100%	Cofunds Limited	United Kingdom
Equitable AgriFinance, LLC	50%	AEGON USA Realty Advisors, LLC	DE, USA
Favela Promoção e Vendas Ltda.	100%	Mongeral AEGON Holding Ltda.	Brazil
FGH Realty Credit LLC	100%	FGH USA LLC	DE, USA
FGH USA LLC	100%	RCC North America LLC	DE, USA
Fifth FGP LLC	100%	FGH USA LLC	DE, USA
Financial Planning Services, Inc.	100%	Commonwealth General Corporation	D.C., USA
FINANCIERE DE L’ECHIQUIER	100%	La Banque Postale Asset Management	France
First FGP LLC	100%	FGH USA LLC	DE, USA
Fourth FGP LLC	100%	FGH USA LLC	DE, USA
Garnet Assurance Corporation	100%	Transamerica Life Insurance Company	KY, USA
Garnet Assurance Corporation II	100%	Commonwealth General Corporation	IA, USA
Garnet Assurance Corporation III	100%	Transamerica Life Insurance Company	IA, USA
Garnet Community Investments IX, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments V, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments VI, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments VII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments VIII, LLC	100%	Transamerica Life Insurance Company	DE, USA

Garnet Community Investments X, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XI, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XL, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XLI, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XLII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XLIV, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XLIX, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XLV, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XLVI, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XLVII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XLVIII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XVIII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XX, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXIV, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXIX, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXV, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXVI, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXVII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXVIII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXXI, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXXII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXXIII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXXIV, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXXIX, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXXV, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXXVI, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXXVII, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments XXXVIII, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet Community Investments, LLC	100%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund IX, LLC	99.99%	Garnet Community Investments IX, LLC	DE, USA
Garnet LIHTC Fund IX, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund V, LLC	99.99%	Garnet Community Investments V, LLC	DE, USA
Garnet LIHTC Fund V, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund VI, LLC	99.99%	Garnet Community Investments VI, LLC	DE, USA
Garnet LIHTC Fund VI, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund VII, LLC	99.99%	Garnet Community Investments VII, LLC	DE, USA
Garnet LIHTC Fund VII, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund VIII, LLC	99.99%	Garnet Community Investments VIII, LLC	DE, USA
Garnet LIHTC Fund VIII, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund X, LLC	0.01%	Garnet Community Investments X, LLC	DE, USA
Garnet LIHTC Fund XI, LLC	99.99%	Garnet Community Investments XI, LLC	DE, USA
Garnet LIHTC Fund XI, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XII, LLC	0.01%	Garnet Community Investments XII, LLC	DE, USA
Garnet LIHTC Fund XII, LLC	73.39%	Garnet LIHTC Fund XII-A, LLC	DE, USA
Garnet LIHTC Fund XII, LLC	13.30%	Garnet LIHTC Fund XII-B, LLC	DE, USA
Garnet LIHTC Fund XII, LLC	13.30%	Garnet LIHTC Fund XII-C, LLC	DE, USA
Garnet LIHTC Fund XII-A, LLC	99.99%	Garnet Community Investments XII, LLC	DE, USA
Garnet LIHTC Fund XII-A, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XII-B, LLC	99.99%	Garnet Community Investments XII, LLC	DE, USA
Garnet LIHTC Fund XII-B, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XII-C, LLC	99.99%	Garnet Community Investments XII, LLC	DE, USA
Garnet LIHTC Fund XII-C, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XIII, LLC	0.01%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XIII, LLC	68.10%	Garnet LIHTC Fund XIII-A, LLC	DE, USA
Garnet LIHTC Fund XIII, LLC	31.89%	Garnet LIHTC Fund XIII-B, LLC	DE, USA
Garnet LIHTC Fund XIII-A, LLC	99.99%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XIII-A, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XIII-B, LLC	99.99%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XIII-B, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XIV, LLC	99.99%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XIV, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XIX, LLC	99.99%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XIX, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XL, LLC	0.01%	Garnet Community Investments XL, LLC	DE, USA
Garnet LIHTC Fund XLI, LLC	0.01%	Garnet Community Investments XLI, LLC	DE, USA
Garnet LIHTC Fund XLI, LLC	10%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XLII, LLC	0.01%	Garnet Community Investments XLII, LLC	DE, USA
Garnet LIHTC Fund XLIV-A, LLC	Other Manner of Control	Garnet Community Investments XLIV, LLC	DE, USA
Garnet LIHTC Fund XLIV-B, LLC	Other Manner of Control	Garnet Community Investments XLIV, LLC	DE, USA
Garnet LIHTC Fund XLVI, LLC	Other Manner of Control	Garnet Community Investments XLVI, LLC	DE, USA
Garnet LIHTC Fund XLVII, LLC	1%	Garnet Community Investments XLVII, LLC	DE, USA
Garnet LIHTC Fund XLVII, LLC	13.99%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XLVIII, LLC	0.01%	Garnet Community Investments XLVIII, LLC	DE, USA
Garnet LIHTC Fund XLVIII, LLC	75.18%	Transamerica Financial Life Insurance Company	DE, USA
Garnet LIHTC Fund XV, LLC	0.01%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XV, LLC	99.99%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XVI, LLC	0.01%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XVII, LLC	99.99%	Garnet Community Investments, LLC	DE, USA

Garnet LIHTC Fund XVII, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XVIII, LLC	0.01%	Garnet Community Investments XVIII, LLC	DE, USA
Garnet LIHTC Fund XX, LLC	100%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XXII, LLC	0.01%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XXIII, LLC	99.99%	Garnet Community Investments, LLC	DE, USA
Garnet LIHTC Fund XXIII, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XXIV, LLC	0.01%	Garnet Community Investments XXIV, LLC	DE, USA
Garnet LIHTC Fund XXIV, LLC	21.26%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XXIX, LLC	0.01%	Garnet Community Investments XXIX, LLC	DE, USA
Garnet LIHTC Fund XXV, LLC	0.01%	Garnet Community Investments XXV, LLC	DE, USA
Garnet LIHTC Fund XXV, LLC	1%	Garnet LIHTC Fund XXVIII, LLC	DE, USA
Garnet LIHTC Fund XXVI, LLC	0.01%	Garnet Community Investments XXVI, LLC	DE, USA
Garnet LIHTC Fund XXVII, LLC	0.01%	Garnet Community Investments XXVII, LLC	DE, USA
Garnet LIHTC Fund XXVII, LLC	16.71%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XXVIII, LLC	99.99%	Garnet Community Investments XXVIII, LLC	DE, USA
Garnet LIHTC Fund XXVIII, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XXXI, LLC	0.01%	Garnet Community Investments XXXI, LLC	DE, USA
Garnet LIHTC Fund XXXII, LLC	0.01%	Garnet Community Investments XXXII, LLC	DE, USA
Garnet LIHTC Fund XXXIII, LLC	0.01%	Garnet Community Investments XXXIII, LLC	DE, USA
Garnet LIHTC Fund XXXIV, LLC	99.99%	Garnet Community Investments XXXIV, LLC	DE, USA
Garnet LIHTC Fund XXXIV, LLC	0.01%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XXXIX, LLC	1%	Garnet Community Investments XXXIX, LLC	DE, USA
Garnet LIHTC Fund XXXV, LLC	0.01%	Garnet Community Investments XXXV, LLC	DE, USA
Garnet LIHTC Fund XXXVI, LLC	1%	Garnet Community Investments XXXVI, LLC	DE, USA
Garnet LIHTC Fund XXXVII, LLC	0.01%	Garnet Community Investments XXXVII, LLC	DE, USA
Garnet LIHTC Fund XXXVII, LLC	99.99%	Transamerica Life Insurance Company	DE, USA
Garnet LIHTC Fund XXXVIII, LLC	Other Manner of Control	Garnet Community Investments XXXVIII, LLC	DE, USA
GoBear (Philippines) Inc.	100%	Woodpecker Asia Tech PTE Ltd.	Philippines
GoBear (Vietnam) Co., Ltd.	100%	Woodpecker Asia Tech PTE Ltd.	Vietnam
Hague Reinsurance Management N.V.	100%	AEGON Digital Investments Holding B.V.	Netherlands
Horizons Acquisition 5, LLC	100%	PSL Acquisitions Operating, LLC	FL, USA
Horizons St. Lucie Development, LLC	100%	PSL Acquisitions Operating, LLC	FL, USA
Hubei Xinhuaxin Insurance Sales Company Limited	12.40%	AEGON International B.V.	China
Imani FE, L.P.	Other Manner of Control	TAH Imani Fe GP, LLC	CA, USA
Imani FE, L.P.	99.99%	Garnet LIHTC Fund XIV, LLC	CA, USA
Investors Warranty of America, LLC	100%	RCC North America LLC	IA, USA
Ironwood Re Corp.	100%	Commonwealth General Corporation	HI, USA
IZNES SAS	4.31%	La Banque Postale Asset Management	France
Kognita Lab S.A.	8.74%	Mongeral AEGON Holding Ltda.	Brazil
La Banque Postale Asset Management	25%	AEGON Asset Management Holding B.V.	France
La Banque Postale Asset Management	75%	La Banque Postale Asset Management	France
LBPAM Private Debt GP Lux SARL	100%	La Banque Postale Asset Management	Luxembourg
LCS Associates, LLC	100%	RCC North America LLC	DE, USA
Life Investors Alliance LLC	100%	Transamerica Life Insurance Company	DE, USA
LIHTC Fund 53, LLC	Other Manner of Control	Aegon Community Investments 53, LLC	DE, USA
LIHTC Fund 56, LLC	Other Manner of Control	Aegon Community Investments 56, LLC	DE, USA
LIHTC Fund 59, LLC	Other Manner of Control	Aegon Community Investments 56, LLC	DE, USA
LIHTC Fund XLIX, LLC	Other Manner of Control	Garnet Community Investments XLIX, LLC	DE, USA
LIHTC Fund XLV, LLC	Other Manner of Control	Garnet Community Investments XLV, LLC	DE, USA
LIICA Re II, Inc.	100%	Transamerica Life Insurance Company	VT, USA
Lochside Nominees Limited	100%	Cofunds Limited	United Kingdom
Longevity Services Consultoria e Serviços Ltda.	100%	Mongeral AEGON Holding Ltda.	Brazil
MAG Consultoria de Investimentos Ltda.	100%	Mongeral AEGON Holding Ltda.	Brazil
MAG Instituição de Pagamento Ltda.	100%	Mongeral Aegon Holding Financeira	Brazil
MAG Tanure Holding Participações S.A.	50%	Mongeral AEGON Holding Ltda.	Belo Horizonte, Minas Gerais
Minster Nominees Limited	100%	Cofunds Limited	United Kingdom
Mitigation Manager LLC	100%	RCC North America LLC	DE, USA
Momentum Group Limited	100%	Aegon UK Investment Holdings Limited	United Kingdom
Money Services, Inc.	100%	AUSA Holding, LLC	DE, USA
Mongeral Aegon Administração de Benefícios LTDA.	100%	Mongeral AEGON Holding Ltda.	Brazil
Mongeral Aegon Capitalização S.A.	100%	Mongeral AEGON Seguros e Previdência SA	Brazil
Mongeral Aegon Gestão de Fundos Imobiliários Ltda	20%	Mongeral AEGON Investimentos Ltda.	Brazil
Mongeral Aegon Holding Financeira	100%	Mongeral AEGON Holding Ltda.	Brazil
Mongeral AEGON Holding Ltda.	50%	AEGON Brazil Holding II B.V.	Brazil
Mongeral AEGON Investimentos Ltda.	100%	Mongeral AEGON Holding Ltda.	Brazil
Mongeral Aegon Renda Variavel Ltda	100%	Mongeral AEGON Investimentos Ltda.	Brazil
Mongeral AEGON Seguros e Previdência SA	50%	AEGON Brazil Holding B.V.	Brazil
Monumental General Administrators, Inc.	100%	AUSA Holding, LLC	MD, USA
MT ADMINISTRADORA E CORRETORA DE SEGUROS LTDA	90%	Mongeral AEGON Holding Ltda.	Brazil
Natural Resources Alternatives Portfolio 3, LLC	85%	Transamerica Life Insurance Company	DE, USA
Natural Resources Alternatives Portfolio 3, LLC	15%	Transamerica Financial Life Insurance Company	DE, USA
Natural Resources Alternatives Portfolio I, LLC	32%	Transamerica Life Insurance Company	DE, USA
Natural Resources Alternatives Portfolio I, LLC	64%	Transamerica Life Insurance Company	DE, USA
Natural Resources Alternatives Portfolio I, LLC	4%	Transamerica Financial Life Insurance Company	DE, USA
Natural Resources Alternatives Portfolio II, LLC	35%	Transamerica Life Insurance Company	DE, USA
Natural Resources Alternatives Portfolio II, LLC	60%	Transamerica Life Insurance Company	DE, USA
Natural Resources Alternatives Portfolio II, LLC	5%	Transamerica Financial Life Insurance Company	DE, USA
NEWCAST PROPERTY DEVELOPMENTS (ONE) LIMITED	100%	AEGON UK Property Fund Limited	United Kingdom

NEWCAST PROPERTY DEVELOPMENTS (TWO) LIMITED	100%	AEGON UK Property Fund Limited	United Kingdom
Nomagon Title Grandparent, LLC	100%	AEGON USA Asset Management Holding, LLC	DE, USA
Nomagon Title Holding 1, LLC	100%	Nomagon Title Parent, LLC	DE, USA
Nomagon Title Parent, LLC	100%	Nomagon Title Grandparent, LLC	DE, USA
North Westerly Holding B.V.	100%	AEGON Asset Management Holding B.V.	Netherlands
Origen Financial Services Limited	100%	Momentum Group Limited	United Kingdom
Origen Limited	100%	Momentum Group Limited	United Kingdom
Origen Trustee Services Limited	100%	Momentum Group Limited	United Kingdom
Osceola Mitigation Partners, LLC	50%	Mitigation Manager LLC	FL, USA
Pearl Holdings, Inc. I	100%	AEGON USA Asset Management Holding, LLC	DE, USA
Pearl Holdings, Inc. II	100%	AEGON USA Asset Management Holding, LLC	DE, USA
Pension Geeks Limited	100%	AEGON UK plc	United Kingdom
Peoples Benefit Services, LLC	100%	Transamerica Life Insurance Company	PA, USA
Phinance Spółka Akcyjna	44%	AEGON Growth Capital Fund I GP B.V.	Poland
Placer 400 Investors, LLC	50%	RCC North America LLC	CA, USA
PSL Acquisitions Operating, LLC	100%	RCC North America LLC	IA, USA
PT Futuready Insurance Broker	80%	AEGON DMS Holding B.V.	Indonesia
PT. Aegon Insights Indonesia	0.84%	Aegon Insights Limited	Indonesia
PT. Aegon Insights Indonesia	99.16%	AEGON DMS Holding B.V.	Indonesia
RCC North America LLC	100%	Transamerica Corporation	DE, USA
Real Estate Alternatives Portfolio 2, L.L.C.	2.25%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 2, L.L.C.	30.75%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 2, L.L.C.	22.25%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 2, L.L.C.	37.25%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 2, L.L.C.	7.50%	Transamerica Financial Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 3, L.L.C.	1%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 3, L.L.C.	25.60%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 3, L.L.C.	73.40%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 3A, Inc.	90.60%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 3A, Inc.	9.40%	Transamerica Financial Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 4 HR, LLC	32%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 4 HR, LLC	64%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 4 HR, LLC	4%	Transamerica Financial Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 4 MR, LLC	64%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 4 MR, LLC	32%	Transamerica Life Insurance Company	DE, USA
Real Estate Alternatives Portfolio 4 MR, LLC	4%	Transamerica Financial Life Insurance Company	DE, USA
River Ridge Insurance Company	100%	AEGON Management Company	VT, USA
Rock Springs Drive, LLC	98%	Investors Warranty of America, LLC	MD, USA
SANTANDER GENERALES SEGUROS Y REASEGUROS, S.A.	51%	AEGON España, S.A.U. de Seguros y Reaseguros	Spain
SANTANDER VIDA SEGUROS Y REASEGUROS, S.A.	51%	AEGON España, S.A.U. de Seguros y Reaseguros	Spain
Scottish Equitable (Managed Funds) Limited	Other Manner of Control	Scottish Equitable Holdings Limited	United Kingdom
Scottish Equitable (Managed Funds) Limited	100%	Scottish Equitable plc	United Kingdom
Scottish Equitable Holdings Limited	100%	AEGON UK plc	United Kingdom
Scottish Equitable plc	100%	Scottish Equitable Holdings Limited	United Kingdom
Scottish Equitable plc	Other Manner of Control	AEGON UK plc	United Kingdom
Second FGP LLC	100%	FGH USA LLC	DE, USA
Serenitas, S.L.U.	100%	Aegon Iberia Holding BV, Sucursal en España	Spain
Seventh FGP LLC	100%	FGH USA LLC	DE, USA
Sicoob Seguradora de Vida e Previdência S.A.	50%	Mongeral AEGON Seguros e Previdência SA	Brazil
Simple2u Seguros S.A.	100%	Mongeral AEGON Seguros e Previdência SA	Brazil
St. Lucie West Development Company, LLC	100%	PSL Acquisitions Operating, LLC	FL, USA
Stonebridge Benefit Services, Inc.	100%	Commonwealth General Corporation	DE, USA
TA Private Equity Assets, LLC	100%	Transamerica Life Insurance Company	DE, USA
TA-APOP I, LLC	100%	Transamerica Life Insurance Company	DE, USA
TA-APOP I-A, LLC	90%	Transamerica Life Insurance Company	DE, USA
TA-APOP I-A, LLC	10%	Transamerica Financial Life Insurance Company	DE, USA
TA-APOP II, LLC	73.19%	Transamerica Life Insurance Company	DE, USA
TA-APOP II, LLC	24.40%	Transamerica Financial Life Insurance Company	DE, USA
TABR Realty Services, LLC	100%	AUSA Holding, LLC	DE, USA
TAH Imani Fe GP, LLC	100%	Garnet Assurance Corporation	CA, USA
TAH Pentagon Funds, LLC	100%	Transamerica Affordable Housing, Inc.	IA, USA
TAHP Fund 1, LLC	100%	Garnet LIHTC Fund IX, LLC	DE, USA
TAHP Fund 2, LLC	100%	Garnet LIHTC Fund VIII, LLC	DE, USA
TAHP Fund VII, LLC	100%	Garnet LIHTC Fund XIX, LLC	DE, USA
TAH-Solar SLP, LLC	100%	Transamerica Affordable Housing, Inc.	IA, USA
Tenet Group Limited (Minority Shareholding)	23.27%	AEGON UK plc	United Kingdom
THH Acquisitions, LLC	100%	Transamerica Life Insurance Company	IA, USA
TLIC Oakbrook Reinsurance Inc.	100%	Transamerica Life Insurance Company	IA, USA
TLIC Watertree Reinsurance Inc.	100%	Transamerica Life Insurance Company	IA, USA
Tradition Development Company, LLC	100%	PSL Acquisitions Operating, LLC	FL, USA
Tradition Land Company, LLC	100%	RCC North America LLC	IA, USA
Transamerica (Bermuda) Services Center, Ltd.	100%	AEGON International B.V.	Bermuda
Transamerica Affordable Housing, Inc.	100%	TABR Realty Services, LLC	CA, USA
Transamerica Agency Network, LLC	100%	AUSA Holding, LLC	IA, USA
Transamerica Asset Holding, LLC	100%	AUSA Holding, LLC	DE, USA
Transamerica Asset Management, Inc.	23%	AUSA Holding, LLC	CO, USA
Transamerica Asset Management, Inc.	77%	Transamerica Life Insurance Company	CO, USA
Transamerica Bermuda Re, Ltd.	100%	Transamerica Life Insurance Company	Bermuda

Transamerica Capital, LLC	100%	AUSA Holding, LLC	CO, USA
Transamerica Casualty Insurance Company	100%	Transamerica Corporation	IA, USA
Transamerica Corporation	100%	AEGON International B.V.	DE, USA
Transamerica Corporation	100%	Transamerica Corporation	OR, USA
Transamerica Direct Marketing Asia Pacific Pty. Ltd.	100%	AEGON DMS Holding B.V.	Australia
Transamerica Direct Marketing Consultants Private Limited	100%	AEGON DMS Holding B.V.	India
Transamerica Finance Corporation	100%	Transamerica Corporation	DE, USA
Transamerica Financial Advisors, LLC	100%	AUSA Holding, LLC	DE, USA
Transamerica Financial Life Insurance Company	100%	Transamerica Corporation	NY, USA
Transamerica Fund Services, Inc.	55.87%	AUSA Holding, LLC	CO, USA
Transamerica Fund Services, Inc.	44.13%	Transamerica Life Insurance Company	CO, USA
Transamerica Health Savings Solutions, LLC	100%	Transamerica Retirement Solutions, LLC	DE, USA
Transamerica Insurance Marketing Asia Pacific Pty. Ltd.	100%	Transamerica Direct Marketing Asia Pacific Pty. Ltd.	Australia
Transamerica International Direct Marketing Consultants, LLC	49%	AEGON Direct Marketing Services, Inc.	MD, USA
Transamerica Investors Securities, LLC	100%	Transamerica Retirement Solutions, LLC	DE, USA
Transamerica Life (Bermuda) Ltd.	100%	Transamerica Life Insurance Company	Bermuda
Transamerica Life Insurance Company	100%	Commonwealth General Corporation	IA, USA
Transamerica Life International (Bermuda) Ltd	100%	AEGON International B.V.	Bermuda
Transamerica Pacific Re, Inc.	100%	Transamerica Life Insurance Company	VT, USA
Transamerica Pyramid Properties, LLC	100%	Transamerica Life Insurance Company	DE, USA
Transamerica Resources, Inc.	100%	Monumental General Administrators, Inc.	MD, USA
Transamerica Retirement Advisors, LLC	100%	Transamerica Retirement Solutions, LLC	DE, USA
Transamerica Retirement Insurance Agency, LLC	100%	Transamerica Retirement Solutions, LLC	DE, USA
Transamerica Retirement Solutions, LLC	100%	AUSA Holding, LLC	DE, USA
Transamerica Stable Value Solutions Inc.	100%	Commonwealth General Corporation	DE, USA
Transamerica Travel and Conference Services, LLC	100%	Money Services, Inc.	IA, USA
Transamerica Trust Company	100%	AUSA Holding, LLC	IA, USA
Transamerica Ventures Fund II, LLC	100%	AUSA Holding, LLC	DE, USA
ULI Funding, LLC	100%	AUSA Holding, LLC	IA, USA
United Financial Services, Inc.	100%	Transamerica Corporation	MD, USA
WFG Insurance Agency of Puerto Rico, Inc.	100%	World Financial Group Insurance Agency, LLC	Puerto Rico
WFG Properties Holdings, LLC	100%	World Financial Group, Inc.	GA, USA
WFG Securities Inc.	100%	World Financial Group Holding Company of Canada Inc.	Canada
Winsocial Administradora de Benefícios Ltda.	50.00%	AEGON Brazil Holding II B.V.	Brazil
Woodpecker Asia Holding I B.V.	100%	Woodpecker Holding B.V.	Netherlands
Woodpecker Asia Holding II B.V.	100%	Woodpecker Holding B.V.	Netherlands
Woodpecker Asia Tech PTE Ltd.	100%	Woodpecker Holding B.V.	Singapore
Woodpecker Holding B.V.	50.00%	AEGON International B.V.	Netherlands
World Financial Group Holding Company of Canada Inc.	100%	Commonwealth General Corporation	Canada
World Financial Group Insurance Agency of Canada Inc.	100%	World Financial Group Holding Company of Canada Inc.	Canada
World Financial Group Insurance Agency of Hawaii, Inc.	100%	World Financial Group Insurance Agency, LLC	HI, USA
World Financial Group Insurance Agency of Massachusetts, Inc	100%	World Financial Group Insurance Agency, LLC	MA, USA
World Financial Group Insurance Agency of Wyoming, Inc.	100%	World Financial Group Insurance Agency, LLC	WY, USA
World Financial Group Insurance Agency, LLC	100%	AUSA Holding, LLC	CA, USA
World Financial Group, Inc.	100%	Transamerica Asset Holding, LLC	DE, USA
Yarra Rapids, LLC	49.00%	Real Estate Alternatives Portfolio 4 MR, LLC	DE, USA
Zahorik Company, Inc.	100%	AUSA Holding, LLC	CA, USA
Zero Beta Fund, LLC	50.14%	Transamerica Life Insurance Company	DE, USA
Zero Beta Fund, LLC	33.28%	Transamerica Life Insurance Company	DE, USA
Zero Beta Fund, LLC	16.58%	Transamerica Financial Life Insurance Company	DE, USA

Item 30. Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31 Principal Underwriters

(a) Transamerica Capital, LLC serves as the principal underwriter for:

Transamerica Capital, LLC serves as the principal underwriter for the Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Variable Life Separate Account II, Retirement Builder Variable Annuity Account, Separate Account Fund B, Separate Account Fund C, Separate Account VA AA, Separate Account VA B, Separate Account VA BB, Separate Account VA CC, Separate Account VA DD, Separate Account VA FF, Separate Account VA HH, Separate Account VA Q, Separate Account VA U, Separate Account VA V, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account VL, Separate Account VL E, Separate Account VUL-A, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Variable Life Account A, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, and WRL Series Life Corporate Account. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, LLC serves as principal underwriter for ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, ML of New York Variable Life Separate Account II, Separate Account VA BNY, Separate Account VA QNY, Separate Account VA-2LNY, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Separate Account B, TFLIC Separate Account C, TFLIC Separate Account VNY, TFLIC Pooled Account No. 44, TFLIC Series Annuity Account, TFLIC Series Life Account, and Transamerica Variable Funds. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, LLC also serves as principal underwriter for Transamerica Series Trust and Transamerica Funds.

(b) Directors and Officers of Transamerica Capital, LLC:

Name	Principal Business Address	Position and Offices with Underwriter
Brian Beitzel	(2)	Manager, Treasurer and Chief Financial Officer
Rob Carney	(3)	Manager, Chairman of the Board, Chief Executive Officer and President
Doug Hellerman	(3)	Vice President and Chief Compliance Officer
Timothy Ackerman	(3)	Manager and Vice President
Mark Halloran	(3)	Manager
Jennifer Pearce	(3)	Vice President
Daniel Goodman	(1)	Secretary
David Cheung	(3)	Assistant Secretary

(1) 100 Light Street, Floor B1, Baltimore, MD 21202

(2) 6400 C Street SW, Cedar Rapids, IA 52499-0001

(3) 1801 California Street, Suite 5200, Denver, CO 80202

(c) Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, LLC	$477,988	$0	$0	$0

(1) Fiscal Year 2024

Item 32. Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Life Insurance Company at 6400 C Street SW, Cedar Rapids, Iowa 52499.

Item 33. Management Services.

All management service policies, if any, are discussed in Part A or Part B.

Item 34. Undertakings

The Depositor hereby represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SECTION 403(B) REPRESENTATIONS

Transamerica Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

TEXAS ORP REPRESENTATION

The Registrant intends to offer policies to participants in the Texas Option Retirement Program. In connection with that offering, the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) – (d) of that Rule.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Denver and State of Colorado, on April 28, 2025.

SEPARATE ACCOUNT VA B Registrant

TRANSAMERICA LIFE INSURANCE COMPANY Depositor

Jamie Ohl *
Director and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 28, 2025.

Signatures	Title

* Jamie Ohl	Director and President (principal executive officer)

* Bonnie T. Gerst	Director, Chairman of the Board and President, Financial Assets (principal accounting officer)

* Maurice Perkins	Director, Chief Corporate Affairs Officer

* Andrew S. Williams	Director, Secretary, General Counsel and Senior Vice President

* Matt Keppler	Director, Chief Financial Officer, Executive Vice President and Treasurer (principal financial officer)

* Chris Giovanni	Director, Chief Strategy & Development Officer and Senior Vice President

/s/Brian Stallworth Brian Stallworth	Assistant Secretary

*By: Brian Stallworth – Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.